UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09253

Wells Fargo Funds Trust

(Exact name of registrant as specified in charter)

525 Market St., San Francisco, CA 94105

(Address of principal executive offices) (Zip code)

C. David Messman

Wells Fargo Funds Management, LLC

525 Market St., San Francisco, CA 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end: September 30

Registrant is making a filing for 11 of its series:

Wells Fargo Diversified Capital Builder Fund, Wells Fargo Diversified Income Builder Fund, Wells Fargo Index Asset Allocation Fund, Wells Fargo International Bond Fund, Wells Fargo Strategic Income Fund, Wells Fargo C&B Mid Cap Value Fund, Wells Fargo Common Stock Fund, Wells Fargo Discovery Fund, Wells Fargo Enterprise Fund, Wells Fargo Opportunity Fund, and Wells Fargo Special Mid Cap Value Fund.

Date of reporting period: September 30, 2017

ITEM 1.	REPORT TO STOCKHOLDERS

Annual Report

September 30, 2017

Wells Fargo Diversified Capital Builder Fund

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Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of September 30, 2017, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Diversified Capital Builder Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Favorable economic news supported stocks, and interest rates moved higher.

Hiring remained strong, and business and consumer sentiment improved.

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Diversified Capital Builder Fund for the 12-month period that ended September 30, 2017. Despite heightened market volatility at times, global stocks generally delivered double-digit results and bond markets had smaller but positive results as well. U.S. and international stocks returned 18.61% and 19.61%, respectively, for the 12-month period, as measured by the S&P 500 Index1 and the MSCI ACWI ex USA Index (Net),2 respectively; within fixed income, the Bloomberg Barclays U.S. Aggregate Bond Index3 returned 0.07% and the Bloomberg Barclays Municipal Bond Index4 returned 0.87% as interest rates rose from low levels.

Election results and central banks’ policies commanded investor attention as 2016 closed.

During the fourth quarter of 2016, investors appeared intent on the prospective outcomes of elections in the U.S. and central-bank actions globally. Following Donald Trump’s election victory, U.S. stocks rallied. Investors appeared optimistic that the new administration would pursue progrowth policies. Favorable economic news supported stocks, and interest rates moved higher. At their mid-December meeting, U.S. Federal Reserve (Fed) officials raised the target interest rate by a quarter percentage point to a range of 0.50% to 0.75%. The fourth quarter also saw the implementation of the U.S. Securities and Exchange Commission’s new rules for money market funds, which included floating net asset values (NAVs) as well as the possibility of liquidity fees and redemption gates for institutional prime and municipal money market funds. In the year leading up to money market fund reform implementation, nearly $1 trillion in assets moved from money market funds subject to floating NAVs into government money market funds, which continued to transact at a stable $1.00 NAV. Outside of the U.S., the prospects for faster U.S. growth appeared to trigger some acceleration in Europe.

Financial markets gained during the first two quarters of 2017 on positive economic data.

Stocks rallied globally through the first quarter of 2017, supported by signs of improvement in the U.S. and global economies. U.S. economic data released during the quarter reflected a healthy economy. Hiring remained strong, and business and consumer sentiment improved. In March, Fed officials raised their target interest rate by a quarter percentage point to a range of 0.75% to 1.00%. With the Fed’s target interest-rate increase, short-term bond yields rose during the quarter. Meanwhile, longer-term Treasury yields were little changed, leading to positive performance. Investment-grade and high-yield bonds benefited from strong demand. Municipal bond returns were positive in the quarter, helped by strong demand and constrained new-issue supply. Outside of the U.S., stocks in emerging markets generally outperformed stocks in the U.S. and international

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[4]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Diversified Capital Builder Fund	3

developed markets because they benefited from both global economic growth and recent weakening in the U.S. dollar. Stocks in Asia, Europe, and Latin America also outperformed the U.S. market during the quarter.

Globally, stocks marked continued gains through the second quarter of 2017. Steady, albeit modest, economic growth both in the U.S. and abroad and generally favorable corporate earnings announcements supported higher valuations. U.S. inflation trended lower despite a continued decline in the unemployment rate. Ten-year U.S. Treasury yields declined, resulting in stronger prices for long-term bonds. As was widely expected, the Fed raised the target interest rate in June by a quarter percentage point to a range of 1.00% to 1.25%. In addition, the Fed indicated that it would begin to sell bonds accumulated on its balance sheet during quantitative easing programs conducted since 2008. Later in the third quarter, the Fed confirmed that the initiative to reduce the bonds that it holds likely would begin in October.

Volatility increased during the third quarter of 2017.

Early in July and again in August, volatility expectations increased and then receded—as measured by the CBOE VIX5—amid geopolitical tensions, particularly in Asia, and declining investor optimism following unsuccessful efforts to reform health care laws in the U.S. which suggested to some that President Trump and Congress would be unable to move forward with tax and regulatory reforms.

During the quarter, economic momentum increased in Europe; the European Central Bank held its rates steady at low levels and continued its quantitative easing bond-buying program, which is intended to spark economic activity. The Bank of England suggested it could hike interest rates in November, and the pound gained against other currencies. The Bank of Japan also maintained accommodative policies intended to support business activity and economic growth. In Germany, Angela Merkel was reelected chancellor; in Japan, Prime Minister Shinzo Abe called for snap elections as his popularity increased after North Korea’s aggressive program of missile launches. Both political developments were indicative of the type of political consistency in developed markets that reassure financial markets.

In emerging markets, many countries benefited from stronger currencies versus the U.S. dollar. In addition, commodity prices were on an upward trajectory, which benefited many companies that rely on natural resources for exports.

As the quarter closed, optimism returned as economic growth continued. The second-quarter gross domestic product measure was revised higher from 2.6% annualized to 3.0%. Consumer spending and residential and nonresidential investment increased. While inflation continued to trail the Fed’s targets, expectations remained for an additional short-term interest-rate hike before year-end.

[5]	The Chicago Board Options Exchange Market Volatility Index (CBOE VIX) is a popular measure of the implied volatility of S&P 500 Index options. It represents one measure of the market’s expectation of stock market volatility over the next 30-day period. You cannot invest directly in an index.

4	Wells Fargo Diversified Capital Builder Fund	Letter to shareholders (unaudited)

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

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6	Wells Fargo Diversified Capital Builder Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term total return, consisting of capital appreciation and current income.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio manager

Margaret Patel

Average annual total returns (%) as of September 30, 20171

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (EKBAX)	1-20-1998	7.06	12.41	5.80	13.62	13.75	6.42	1.14	1.14
Class C (EKBCX)	1-22-1998	11.85	12.89	5.63	12.85	12.89	5.63	1.89	1.89
Administrator Class (EKBDX)	7-30-2010	–	–	–	13.75	13.97	6.61	1.06	1.05
Institutional Class (EKBYX)	1-26-1998	–	–	–	14.11	14.19	6.81	0.81	0.78
Diversified Capital Builder Blended Index[4]	–	–	–	–	16.13	12.30	7.68	–	–
ICE BofAML U.S. Cash Pay High Yield Index[5]	–	–	–	–	9.06	6.35	7.65	–	–
Russell 1000® Index[6]	–	–	–	–	18.54	14.27	7.55	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Balanced funds may invest in stocks and bonds. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest-rate changes and their impact on the Fund and its share price can be sudden and unpredictable. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk, high-yield securities risk, and smaller-company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Diversified Capital Builder Fund	7

Growth of $10,000 investment as of September 30, 2017[7]

[1]	Historical performance shown for Administrator Class shares prior to their inception reflects the performance of Institutional Class shares and has been adjusted to reflect the higher expenses applicable to Administrator Class shares. Historical performance shown for all classes of the Fund prior to July 12, 2010, is based on the performance of the Fund’s predecessor, Evergreen Diversified Capital Builder Fund.

[2]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[3]	The manager has contractually committed through January 31, 2018, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waivers at 1.20% for Class A, 1.95% for Class C, 1.05% for Administrator Class, and 0.78% for Institutional Class. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the expense cap. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio or the Fund’s Total Annual Fund Operating Expenses After Fee Waivers, as stated in the prospectuses.

[4]	Source: Wells Fargo Funds Management, LLC. The Diversified Capital Builder Blended Index is composed of the Russell 1000® Index (75%) and the ICE BofAML U.S. Cash Pay High Yield Index (25%). You cannot invest directly in an index.

[5]	The ICE BofAML U.S. Cash Pay High Yield Index (formerly known as BofA Merrill Lynch High Yield U.S. Corporates, Cash Pay Index) is an unmanaged market index that provides a broad-based performance measure of the non-investment grade U.S. domestic bond index. You cannot invest directly in an index.

[6]	The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

[7]	The chart compares the performance of Class A shares for the most recent ten years with the Diversified Capital Builder Blended Index, the ICE BofAML U.S. Cash Pay High Yield Index, and the Russell 1000® Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[8]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[9]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

*	This security was not held in the Fund at the end of the reporting period.

8	Wells Fargo Diversified Capital Builder Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund underperformed its benchmark, the Diversified Capital Builder Blended Index, for the 12-month period that ended September 30, 2017.

∎	The Fund underperformed the benchmark because of a below-benchmark weighting to the financials sector; a relative overweight in the energy sector; and a relative underweight in the information technology (IT) sector, particularly of several large IT companies that make up a significant portion of the sector.

∎	In the Fund’s bond portfolio, holdings outperformed the bond portion of the benchmark index, the ICE BofAML U.S. Cash Pay High Yield Index as the portfolio had somewhat longer-than-average duration compared with that bond index.

Equities advanced with relatively low volatility during the period.

Prices for stocks held up better than high-yield bonds during the period. Equities advanced with relatively low volatility over the course of the period, reflecting continuing, though modest, economic growth. Bond performance was more mixed, with prices of both Treasury and investment-grade corporate bonds declining slightly as their yields rose; in contrast, the high-yield bond sector generally experienced modest price gains as yields for this sector declined.

In the stock market, stocks advanced steadily throughout the period, with only very small short-lived pullbacks before continuing to advance. Many investors were concerned that stock prices would decline if interest rates went up or if economic growth remained very modest or that companies would not be able to maintain their historically high profit margins and profit growth. However, these concerns did not negatively affect the stock market’s advance, as investors focused more on rising profits than they did on the relatively small rise in interest rates. In addition, it became clear that the Federal Reserve was sensitive to market concerns about rising rates and it would attempt to adjust interest rates in a gradual manner, which was judged as unlikely to affect economic growth and stock valuations adversely.

The Fund had outperformance relative to its equity benchmark in the health care, industrials, utilities, and real estate sectors. The Fund also benefitted from one takeover in the industrials sector. Equity detractors were primarily in the energy sector, as well as several health care and IT issues. In the Fund’s equity portfolio, outperformers in the IT sector included Broadcom Limited, Amphenol Corporation, and Adobe Systems Incorporated. In the industrials sector, several defense-focused companies contributed to performance, such as Orbital ATK, Incorporated, which received a takeover bid from Northrop Grumman Corporation*; Raytheon Company; and Huntington Ingalls Industries, Incorporated. Real estate companies contributing were Crown Castle International Corporation and Equinix, Incorporated. Detractors among stock holdings were primarily in the energy sector, including Kinder Morgan, Incorporated, and Plains All American Pipeline, L.P. Also underperforming were health care pharmaceuticals company Allergan plc and IT company QUALCOMM Incorporated.

In the bond market, once again fears of sharply higher interest rates proved overstated as the rate rise in the Treasury market proved modest. To illustrate, the yield to maturity of representative Treasury bonds maturing in 10 years yielded 1.60% at the beginning of the period and had a yield at the end of the period of 2.33%. Investment-grade corporate bonds reflected this gently rising rate trend. Bond prices and yields move in opposite directions.

Ten largest holdings (%) as of September 30, 2017[8]
Microsoft Corporation	4.27
Broadcom Limited	3.61
Kinder Morgan Incorporated	3.31
Amphenol Corporation Class A	3.24
Alphabet Incorporated Class A	3.10
Leidos Holdings Incorporated	2.89
Adobe Systems Incorporated	2.69
LyondellBasell Industries NV Class A	2.68
Andeavor Logistics LP	2.63
Allergan plc	2.61

High-yield bonds, which are somewhat more sensitive to prospects of future economic growth than are investment-grade bonds, had declines in yield and small increases in prices, with the average yield to maturity declining from 6.25% at the beginning of the period to 5.43% at the end of the period. High-yield bonds benefited not only from their wide yield spread over comparable maturity Treasury bonds—from a difference of about 510 basis points (bps; 100 bps equal 1.00%) in excess of Treasury rates at the beginning of the period to 366 bps at period-end—but also from diminished concerns about the potential for sharp rises in Treasury rates and default rates. Investors’ increased risk appetites caused high-yield bond yields to decline in the face of modestly rising Treasury rates.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Diversified Capital Builder Fund	9

Portfolio allocation as of September 30, 2017[9]

While intermediate Treasury yields slightly increased in the fiscal year, resulting in drops in prices, yields for high-yield bonds generally declined over the same period, resulting in price gains. Because of our somewhat longer duration, many of our holdings benefited from the drops in yield, allowing prices to rise somewhat. Relative underperformers in the bond portfolio included several energy bonds and select industrials and specialty pharmaceutical bonds. Bonds that outperformed included Tronox Finance plc, Rayonier Advanced Materials Incorporated, and Koppers Holdings Incorporated* in the basic materials sector as well as IT companies Micron Technology, Incorporated, and Seagate Technology plc. Underperformers in the bond portfolio included energy companies Plains All American Pipeline, L.P.; Tennessee Gas Pipeline Company, LLC; and several general industrials companies, such as TransDigm Group Incorporated.

Our outlook remains one of cautious optimism.

While the pace of economic growth is modest compared with previous recoveries after recessions, the current expansion is one of the longest. We believe the intrinsic dynamism, creativity, and basis strengths of the U.S. economy should provide opportunities for the stock market over the next year. Slow but steady gains in employment should help stimulate demand for goods and services. Furthermore, the expansion of low-cost shale gas and petroleum liquids should continue to provide a boon to both businesses and consumers, improving the competitive positions of U.S. companies and offering some cost relief to consumers for utility and fuel costs.

We are somewhat cautious that the high-yield bond market might not offer the relative outperformance we have seen over the past few years. However, we believe that by concentrating our holdings in companies with above-average credit quality, our holdings may provide enough income above that of risk-free alternatives to compensate for their credit risk.

Please see footnotes on page 7.

10	Wells Fargo Diversified Capital Builder Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from April 1, 2017 to September 30, 2017.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 4-1-2017	Ending account value 9-30-2017	Expenses paid during the period¹	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,052.67	$5.73	1.11%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.49	$5.64	1.11%
Class C
Actual	$1,000.00	$1,049.85	$9.58	1.86%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.72	$9.42	1.86%
Administrator Class
Actual	$1,000.00	$1,054.75	$5.30	1.03%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.91	$5.21	1.03%
Institutional Class
Actual	$1,000.00	$1,056.04	$4.02	0.78%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.16	$3.95	0.78%

[1]	Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—September 30, 2017	Wells Fargo Diversified Capital Builder Fund	11

Security name	Shares	Value

Common Stocks: 83.11%

Consumer Discretionary: 1.27%

Household Durables: 1.27%
Leggett & Platt Incorporated	250,000	$11,932,500

Consumer Staples: 1.46%

Food & Staples Retailing: 0.63%
CVS Health Corporation	60,000	4,879,200
Sysco Corporation	20,000	1,079,000

		5,958,200

Food Products: 0.83%
ConAgra Foods Incorporated	120,000	4,048,800
Lamb Weston Holdings Incorporated	80,001	3,751,247

		7,800,047

Energy: 12.98%

Oil, Gas & Consumable Fuels: 12.98%
Andeavor Logistics LP	495,000	24,779,700
EOG Resources Incorporated	35,000	3,385,900
EQT Corporation	100,000	6,524,000
Kinder Morgan Incorporated	1,625,000	31,167,500
ONEOK Incorporated	150,000	8,311,500
Plains All American Pipeline LP	1,120,000	23,732,800
The Williams Companies Incorporated	810,000	24,308,100

		122,209,500

Health Care: 13.54%

Health Care Equipment & Supplies: 6.98%
Abbott Laboratories	380,000	20,276,800
Becton Dickinson & Company	120,000	23,514,000
C.R. Bard Incorporated	5,000	1,602,500
Teleflex Incorporated	80,000	19,357,600
West Pharmaceutical Services Incorporated	10,000	962,600

		65,713,500

Life Sciences Tools & Services: 3.72%
Thermo Fisher Scientific Incorporated	100,000	18,920,000
Waters Corporation †	90,000	16,156,800

		35,076,800

Pharmaceuticals: 2.84%
Allergan plc	120,000	24,594,000
Eli Lilly & Company	25,000	2,138,500

		26,732,500

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Diversified Capital Builder Fund	Portfolio of investments—September 30, 2017

Security name	Shares	Value

Industrials: 12.61%

Aerospace & Defense: 6.66%
Curtiss-Wright Corporation	130,000	$13,590,200
Huntington Ingalls Industries Incorporated	65,000	14,718,600
Lockheed Martin Corporation	29,000	8,998,410
Orbital ATK Incorporated	30,000	3,994,800
Raytheon Company	115,000	21,456,700

		62,758,710

Building Products: 0.46%
Apogee Enterprises Incorporated	90,000	4,343,400

Electrical Equipment: 1.13%
AMETEK Incorporated	80,000	5,283,200
Eaton Corporation plc	70,000	5,375,300

		10,658,500

Industrial Conglomerates: 1.12%
Honeywell International Incorporated	40,000	5,669,600
Roper Industries Incorporated	20,000	4,868,000

		10,537,600

Machinery: 3.24%
Cummins Incorporated	10,000	1,680,300
IDEX Corporation	95,000	11,539,650
John Bean Technologies Corporation	130,000	13,143,000
Oshkosh Corporation	50,000	4,127,000

		30,489,950

Information Technology: 31.46%

Communications Equipment: 0.04%
CommScope Holdings Incorporated †	10,000	332,100

Electronic Equipment, Instruments & Components: 5.90%
Amphenol Corporation Class A	360,000	30,470,400
Corning Incorporated	670,000	20,046,400
FLIR Systems Incorporated	130,000	5,058,300

		55,575,100

Internet Software & Services: 3.10%
Alphabet Incorporated Class A †	30,000	29,211,600

IT Services: 2.89%
Leidos Holdings Incorporated	460,000	27,241,200

Semiconductors & Semiconductor Equipment: 10.87%
Broadcom Limited	140,000	33,955,600
Cypress Semiconductor Corporation «	600,000	9,012,000
Microsemi Corporation †	290,000	14,929,200

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—September 30, 2017	Wells Fargo Diversified Capital Builder Fund	13

Security name			Shares	Value

Semiconductors & Semiconductor Equipment (continued)
QUALCOMM Incorporated			70,000	$3,628,800
Texas Instruments Incorporated			145,000	12,997,800
Versum Materials Incorporated			170,000	6,599,400
Xilinx Incorporated			300,000	21,249,000

				102,371,800

Software: 7.74%
Adobe Systems Incorporated †			170,000	25,360,600
Microsoft Corporation			540,000	40,224,600
Synopsys Incorporated †			90,000	7,247,700

				72,832,900

Technology Hardware, Storage & Peripherals: 0.92%
Western Digital Corporation			100,000	8,640,000

Materials: 6.16%

Chemicals: 4.84%
Ashland Global Holdings Incorporated			120,000	7,846,800
Celanese Corporation Series A			45,000	4,692,150
DowDuPont Incorporated			100,000	6,923,000
LyondellBasell Industries NV Class A			255,000	25,257,750
Olin Corporation			25,000	856,250

				45,575,950

Containers & Packaging: 1.32%
Sealed Air Corporation			290,000	12,388,800

Real Estate: 1.85%

Equity REITs: 1.85%
Crown Castle International Corporation			20,000	1,999,600
Equinix Incorporated			5,000	2,231,500
Sabra Health Care REIT Incorporated			250,000	5,485,000
Saul Centers Incorporated			125,000	7,738,750

				17,454,850

Utilities: 1.78%

Gas Utilities: 1.78%
Atmos Energy Corporation			200,000	16,768,000

Total Common Stocks (Cost $666,973,093)				782,603,507

	Interest rate	Maturity date	Principal
Corporate Bonds and Notes: 13.30%

Consumer Discretionary: 0.64%

Auto Components: 0.06%
Dana Holding Corporation	5.50%	12-15-2024	$500,000	525,000

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Diversified Capital Builder Fund	Portfolio of investments—September 30, 2017

Security name	Interest rate	Maturity date	Principal	Value

Hotels, Restaurants & Leisure: 0.22%
Speedway Motorsports Incorporated	5.13%	2-1-2023	$2,000,000	$2,065,000

Media: 0.31%
McGraw-Hill Global Education Holdings LLC 144A«	7.88	5-15-2024	3,000,000	2,958,750

Specialty Retail: 0.05%
Group 1 Automotive Incorporated	5.00	6-1-2022	500,000	518,125

Consumer Staples: 0.11%

Food Products: 0.11%
Lamb Weston Holdings Incorporated 144A	4.63	11-1-2024	1,000,000	1,042,500

Energy: 0.72%

Oil, Gas & Consumable Fuels: 0.72%
Plains All American Pipeline LP	4.65	10-15-2025	6,000,000	6,176,773
Tennessee Gas Pipeline Company	7.00	3-15-2027	534,000	632,184

				6,808,957

Health Care: 2.61%

Health Care Equipment & Supplies: 0.28%
Teleflex Incorporated	4.88	6-1-2026	2,500,000	2,593,750

Health Care Providers & Services: 2.15%
AMN Healthcare Incorporated 144A	5.13	10-1-2024	10,512,000	10,893,060
DaVita HealthCare Partners Incorporated	5.13	7-15-2024	1,000,000	995,625
HealthSouth Corporation	5.13	3-15-2023	1,000,000	1,033,450
West Street Merger Sub Incorporated 144A	6.38	9-1-2025	7,400,000	7,363,000

				20,285,135

Health Care Technology: 0.18%
Quintiles IMS Holdings Incorporated 144A	4.88	5-15-2023	1,600,000	1,664,000

Industrials: 2.04%

Aerospace & Defense: 1.31%
Huntington Ingalls Industries Incorporated 144A	5.00	11-15-2025	5,200,000	5,616,000
Moog Incorporated 144A	5.25	12-1-2022	1,500,000	1,568,985
TransDigm Group Incorporated	6.38	6-15-2026	3,500,000	3,585,330
TransDigm Group Incorporated	6.50	5-15-2025	1,500,000	1,545,000

				12,315,315

Commercial Services & Supplies: 0.17%
Acco Brands Corporation 144A	5.25	12-15-2024	1,500,000	1,556,250

Machinery: 0.34%
Oshkosh Corporation	5.38	3-1-2025	2,000,000	2,120,000
SPX FLOW Incorporated 144A	5.88	8-15-2026	1,000,000	1,055,000

				3,175,000

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—September 30, 2017	Wells Fargo Diversified Capital Builder Fund	15

Security name	Interest rate	Maturity date	Principal	Value

Trading Companies & Distributors: 0.22%
Wesco Distribution Incorporated	5.38%	6-15-2024	$2,000,000	$2,110,000

Information Technology: 3.64%

Communications Equipment: 0.67%
CommScope Incorporated 144A	5.50	6-15-2024	6,000,000	6,277,500

Electronic Equipment, Instruments & Components: 1.57%
Belden Incorporated 144A	5.25	7-15-2024	3,000,000	3,127,500
TTM Technologies Incorporated 144A	5.63	10-1-2025	11,505,000	11,641,620

				14,769,120

Semiconductors & Semiconductor Equipment: 0.50%
Micron Technology Incorporated 144A	5.25	8-1-2023	1,500,000	1,564,500
Versum Materials Incorporated 144A	5.50	9-30-2024	3,000,000	3,180,000

				4,744,500

Software: 0.79%
Nuance Communications Company	6.00	7-1-2024	2,000,000	2,165,600
Symantec Corporation 144A	5.00	4-15-2025	5,000,000	5,228,150

				7,393,750

Technology Hardware, Storage & Peripherals: 0.11%
Diebold Incorporated	8.50	4-15-2024	1,000,000	1,084,020

Materials: 3.15%

Chemicals: 2.80%
A. Schulman Incorporated	6.88	6-1-2023	2,375,000	2,464,063
Koppers Incorporated 144A	6.00	2-15-2025	8,190,000	8,804,250
Olin Corporation	5.50	8-15-2022	6,000,000	6,465,000
Rayonier Advanced Materials Products Incorporated 144A	5.50	6-1-2024	6,835,000	6,621,406
Valvoline Incorporated 144A	4.38	8-15-2025	2,000,000	2,035,200

				26,389,919

Containers & Packaging: 0.35%
Berry Plastics Corporation	5.13	7-15-2023	3,120,000	3,260,400

Real Estate: 0.39%

Equity REITs: 0.39%
Equinix Incorporated	5.75	1-1-2025	1,000,000	1,076,250
Iron Mountain Incorporated 144A	5.38	6-1-2026	2,000,000	2,095,000
Iron Mountain Incorporated	5.75	8-15-2024	500,000	515,625

				3,686,875

Total Corporate Bonds and Notes (Cost $121,459,495)				125,223,866

Yankee Corporate Bonds and Notes: 2.72%

Financials: 0.55%

Diversified Financial Services: 0.55%
Tronox Finance plc 144A	5.75	10-1-2025	5,000,000	5,125,000

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Diversified Capital Builder Fund	Portfolio of investments—September 30, 2017

Security name	Interest rate	Maturity date	Principal	Value

Health Care: 0.29%

Pharmaceuticals: 0.29%
Mallinckrodt plc 144A«	5.50%	4-15-2025	$3,000,000	$2,700,000

Industrials: 0.22%

Electrical Equipment: 0.22%
Sensata Technologies BV 144A	4.88	10-15-2023	2,000,000	2,102,500

Information Technology: 1.66%

Technology Hardware, Storage & Peripherals: 1.66%
Seagate HDD	4.75	6-1-2023	9,500,000	9,628,630
Seagate HDD	4.88	6-1-2027	6,396,000	6,028,466

				15,657,096

Total Yankee Corporate Bonds and Notes (Cost $24,461,887)				25,584,596

	Yield		Shares
Short-Term Investments: 1.53%

Investment Companies: 1.53%
Securities Lending Cash Investment LLC (l)(r)(u)	1.25		8,312,789	8,313,620
Wells Fargo Government Money Market Fund Select Class (l)(u)	0.92		6,114,337	6,114,337

Total Short-Term Investments (Cost $14,427,957)				14,427,957

Total investments in securities (Cost $827,322,432)	100.66%	947,839,926
Other assets and liabilities, net	(0.66)	(6,242,206)

Total net assets	100.00%	$941,597,720

†	Non-income-earning security

«	All or a portion of this security is on loan.

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets
Short-Term Investments

Investment companies
Securities Lending Cash Investment LLC	9,035,155	128,916,157	129,638,523	8,312,789	$651	$0	$33,559	$8,313,620
Wells Fargo Government Money Market Fund Select Class	3,773,354	310,875,081	308,534,098	6,114,337	0	0	60,110	6,114,337

					$651	$0	$93,669	$14,427,957	1.53%

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—September 30, 2017	Wells Fargo Diversified Capital Builder Fund	17

Assets
Investments in unaffiliated securities, (including $8,191,683 of securities on loan) at value (cost $812,894,475)	$933,411,969
Investments in affiliated securities, at value (cost $14,427,957)	14,427,957
Receivable for Fund shares sold	998,316
Receivable for dividends and interest	2,454,652
Receivable for securities lending income	1,825
Prepaid expenses and other assets	184,018

Total assets	951,478,737

Liabilities
Payable upon receipt of securities loaned	8,312,132
Payable for Fund shares redeemed	620,032
Management fee payable	495,373
Administration fees payable	147,828
Distribution fees payable	73,734
Accrued expenses and other liabilities	231,918

Total liabilities	9,881,017

Total net assets	$941,597,720

NET ASSETS CONSIST OF
Paid-in capital	$775,456,065
Overdistributed net investment income	(26,224)
Accumulated net realized gains on investments	45,650,385
Net unrealized gains on investments	120,517,494

Total net assets	$941,597,720

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$551,272,488
Shares outstanding – Class A1	53,501,424
Net asset value per share – Class A	$10.30
Maximum offering price per share – Class A2	$10.93
Net assets – Class C	$117,346,204
Shares outstanding – Class C1	11,413,694
Net asset value per share – Class C	$10.28
Net assets – Administrator Class	$10,224,786
Shares outstanding – Administrator Class[1]	991,106
Net asset value per share – Administrator Class	$10.32
Net assets – Institutional Class	$262,754,242
Shares outstanding – Institutional Class[1]	25,642,399
Net asset value per share – Institutional Class	$10.25

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Diversified Capital Builder Fund	Statement of operations—year ended September 30, 2017

Investment income
Dividends	$11,686,948
Interest	9,030,608
Income from affiliated securities	93,669

Total investment income	20,811,225

Expenses
Management fee	5,177,214
Administration fees
Class A	1,089,132
Class B	1,234	[1]
Class C	196,491
Administrator Class	22,832
Institutional Class	248,254
Shareholder servicing fees
Class A	1,296,585
Class B	1,469	[1]
Class C	233,918
Administrator Class	43,619
Distribution fees
Class B	4,406	[1]
Class C	701,755
Custody and accounting fees	40,126
Professional fees	45,984
Registration fees	64,461
Shareholder report expenses	50,534
Trustees’ fees and expenses	20,118
Other fees and expenses	5,198

Total expenses	9,243,330
Less: Fee waivers and/or expense reimbursements	(14,870)

Net expenses	9,228,460

Net investment income	11,582,765

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains on:
Unaffiliated securities	45,194,556
Affiliated securities	651

Net realized gains on investments	45,195,207
Net change in unrealized gains (losses) on investments	48,014,577

Net realized and unrealized gains (losses) on investments	93,209,784

Net increase in net assets resulting from operations	$104,792,549

[1]	For the period from October 1, 2016 to May 5, 2017. Effective at the close of business on May 5, 2017, Class B shares were converted to Class A shares and are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Diversified Capital Builder Fund	19

	Year ended September 30, 2017		Year ended September 30, 2016

Operations
Net investment income		$11,582,765		$10,579,137
Net realized gains on investments		45,195,207		56,562,113
Net change in unrealized gains (losses) on investments		48,014,577		57,125,458

Net increase in net assets resulting from operations		104,792,549		124,266,708

Distributions to shareholders from
Net investment income
Class A		(7,661,442)		(7,154,781)
Class B		(3,723)[1]		(13,202)
Class C		(923,064)		(576,356)
Administrator Class		(276,788)		(281,790)
Institutional Class		(3,377,945)		(2,192,889)
Net realized gains
Class A		(37,599,086)		(38,200,806)
Class B		(82,941)[1]		(258,301)
Class C		(5,700,242)		(5,148,475)
Administrator Class		(1,444,857)		(504,792)
Institutional Class		(11,035,158)		(9,439,938)

Total distributions to shareholders		(68,105,246)		(63,771,330)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	10,742,727	105,549,123	3,675,778	34,640,601
Class B	8,989 [1]	89,544 [1]	6,490	57,479
Class C	6,100,806	60,045,789	1,407,777	13,010,103
Administrator Class	1,150,741	11,315,314	1,842,765	16,600,389
Institutional Class	15,573,690	152,910,373	2,616,107	24,432,480

		329,910,143		88,741,052

Reinvestment of distributions
Class A	4,536,323	43,125,024	5,090,728	43,117,960
Class B	7,409 [1]	70,848 [1]	25,632	216,784
Class C	629,617	5,974,204	606,197	5,111,831
Administrator Class	179,684	1,707,679	89,236	775,222
Institutional Class	1,417,203	13,422,904	1,260,658	10,654,067

		64,300,659		59,875,864

Payment for shares redeemed
Class A	(8,712,586)	(86,111,676)	(5,956,354)	(54,335,024)
Class B	(166,895)[1]	(1,667,192)[1]	(212,484)	(1,934,449)
Class C	(2,103,704)	(20,778,345)	(1,077,109)	(9,826,218)
Administrator Class	(2,486,279)	(24,695,561)	(650,695)	(5,982,660)
Institutional Class	(3,745,131)	(36,861,266)	(2,203,621)	(20,087,169)

		(170,114,040)		(92,165,520)

Net increase in net assets resulting from capital share transactions		224,096,762		56,451,396

Total increase in net assets		260,784,065		116,946,774

Net assets
Beginning of period		680,813,655		563,866,881

End of period		$941,597,720		$680,813,655

Undistributed (overdistributed) net investment income		$(26,224)		$422,976

[1]	For the period from October 1, 2016 to May 5, 2017. Effective at the close of business on May 5, 2017, Class B shares were converted to Class A shares and are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Diversified Capital Builder Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
CLASS A	2017	2016	2015	2014	2013
Net asset value, beginning of period	$9.96	$9.12	$9.31	$7.89	$6.93
Net investment income	0.14 [1]	0.17	0.11	0.09	0.12
Net realized and unrealized gains (losses) on investments	1.12	1.71	(0.20)	1.41	0.96

Total from investment operations	1.26	1.88	(0.09)	1.50	1.08
Distributions to shareholders from
Net investment income	(0.14)	(0.15)	(0.10)	(0.08)	(0.12)
Net realized gains	(0.78)	(0.89)	0.00	0.00	0.00

Total distributions to shareholders	(0.92)	(1.04)	(0.10)	(0.08)	(0.12)
Net asset value, end of period	$10.30	$9.96	$9.12	$9.31	$7.89
Total return[2]	13.62%	22.85%	(1.05)%	19.10%	15.75%
Ratios to average net assets (annualized)
Gross expenses	1.12%	1.14%	1.19%	1.21%	1.20%
Net expenses	1.12%	1.14%	1.19%	1.20%	1.20%
Net investment income	1.43%	1.77%	1.17%	1.09%	1.66%
Supplemental data
Portfolio turnover rate	54%	73%	69%	82%	70%
Net assets, end of period (000s omitted)	$551,272	$467,503	$402,303	$431,388	$399,535

[1]	Calculated based upon average shares outstanding.

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Diversified Capital Builder Fund	21

(For a share outstanding throughout each period)

	Year ended September 30
CLASS C	2017	2016	2015	2014	2013
Net asset value, beginning of period	$9.96	$9.12	$9.32	$7.90	$6.94
Net investment income	0.08	0.10	0.05	0.03	0.07
Net realized and unrealized gains (losses) on investments	1.11	1.72	(0.22)	1.41	0.96

Total from investment operations	1.19	1.82	(0.17)	1.44	1.03
Distributions to shareholders from
Net investment income	(0.09)	(0.09)	(0.03)	(0.02)	(0.07)
Net realized gains	(0.78)	(0.89)	0.00	0.00	0.00

Total distributions to shareholders	(0.87)	(0.98)	(0.03)	(0.02)	(0.07)
Net asset value, end of period	$10.28	$9.96	$9.12	$9.32	$7.90
Total return[1]	12.85%	21.96%	(1.88)%	18.21%	14.86%
Ratios to average net assets (annualized)
Gross expenses	1.87%	1.89%	1.94%	1.96%	1.95%
Net expenses	1.87%	1.89%	1.94%	1.95%	1.95%
Net investment income	0.65%	1.03%	0.41%	0.34%	0.91%
Supplemental data
Portfolio turnover rate	54%	73%	69%	82%	70%
Net assets, end of period (000s omitted)	$117,346	$67,630	$53,373	$45,670	$39,758

[1]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Diversified Capital Builder Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
ADMINISTRATOR CLASS	2017	2016	2015	2014	2013
Net asset value, beginning of period	$9.97	$9.12	$9.32	$7.90	$6.94
Net investment income	0.16 [1]	0.18 [1]	0.14 [1]	0.12 [1]	0.14 [1]
Net realized and unrealized gains (losses) on investments	1.12	1.73	(0.22)	1.41	0.96

Total from investment operations	1.28	1.91	(0.08)	1.53	1.10
Distributions to shareholders from
Net investment income	(0.15)	(0.17)	(0.12)	(0.11)	(0.14)
Net realized gains	(0.78)	(0.89)	0.00	0.00	0.00

Total distributions to shareholders	(0.93)	(1.06)	(0.12)	(0.11)	(0.14)
Net asset value, end of period	$10.32	$9.97	$9.12	$9.32	$7.90
Total return	13.75%	23.14%	(0.92)%	19.39%	16.06%
Ratios to average net assets (annualized)
Gross expenses	1.04%	1.06%	1.05%	1.04%	1.04%
Net expenses	1.04%	1.03%	0.95%	0.95%	0.95%
Net investment income	1.58%	1.89%	1.41%	1.33%	1.84%
Supplemental data
Portfolio turnover rate	54%	73%	69%	82%	70%
Net assets, end of period (000s omitted)	$10,225	$21,398	$7,898	$9,411	$6,836

[1]	Calculated based upon average shares outstanding.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Diversified Capital Builder Fund	23

(For a share outstanding throughout each period)

	Year ended September 30
INSTITUTIONAL CLASS	2017	2016	2015	2014	2013
Net asset value, beginning of period	$9.90	$9.07	$9.27	$7.85	$6.90
Net investment income	0.19	0.20	0.15	0.13 [1]	0.15
Net realized and unrealized gains (losses) on investments	1.11	1.71	(0.21)	1.41	0.95

Total from investment operations	1.30	1.91	(0.06)	1.54	1.10
Distributions to shareholders from
Net investment income	(0.17)	(0.19)	(0.14)	(0.12)	(0.15)
Net realized gains	(0.78)	(0.89)	0.00	0.00	0.00

Total distributions to shareholders	(0.95)	(1.08)	(0.14)	(0.12)	(0.15)
Net asset value, end of period	$10.25	$9.90	$9.07	$9.27	$7.85
Total return	14.11%	23.28%	(0.75)%	19.68%	16.17%
Ratios to average net assets (annualized)
Gross expenses	0.79%	0.81%	0.79%	0.78%	0.77%
Net expenses	0.78%	0.78%	0.77%	0.78%	0.77%
Net investment income	1.71%	2.14%	1.58%	1.52%	2.08%
Supplemental data
Portfolio turnover rate	54%	73%	69%	82%	70%
Net assets, end of period (000s omitted)	$262,754	$122,769	$97,251	$100,160	$149,790

[1]	Calculated based upon average shares outstanding.

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Diversified Capital Builder Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Diversified Capital Builder Fund (the “Fund”) which is a diversified series of the Trust.

Effective at the close of business on May 5, 2017, Class B shares were converted to Class A shares and are no longer offered by the Fund. Information for Class B shares reflected in the financial statements represents activity through May 5, 2017.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Debt securities are valued at the evaluated bid price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy

Notes to financial statements	Wells Fargo Diversified Capital Builder Fund	25

by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund is included in income from affiliates securities on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of September 30, 2017, the aggregate cost of all investments for federal income tax purposes was $826,765,179 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$136,370,748
Gross unrealized losses	(15,296,001)
Net unrealized gains	$121,074,747

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent difference

26	Wells Fargo Diversified Capital Builder Fund	Notes to financial statements

causing such reclassifications is due to recognition of partnership income. At September 30, 2017, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Overdistributed net investment income	Accumulated net realized gains on investments
$(5,808)	$210,997	$(205,189)

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of September 30, 2017:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common Stocks
Consumer discretionary	$11,932,500	$0	$0	$11,932,500
Consumer staples	13,758,247	0	0	13,758,247
Energy	122,209,500	0	0	122,209,500
Health care	127,522,800	0	0	127,522,800
Industrials	118,788,160	0	0	118,788,160
Information technology	296,204,700	0	0	296,204,700
Materials	57,964,750	0	0	57,964,750
Real estate	17,454,850	0	0	17,454,850
Utilities	16,768,000	0	0	16,768,000

Corporate bonds and notes	0	125,223,866	0	125,223,866

Yankee corporate bonds and notes	0	25,584,596	0	25,584,596

Short-term investments
Investment companies	6,114,337	0	0	6,114,337
Investments measured at net asset value*				8,313,620
Total assets	$788,717,844	$150,808,462	$0	$947,839,926

*	Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities. The Fund’s investment in Securities Lending Cash Investments, LLC valued at $8,313,620 does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

Notes to financial statements	Wells Fargo Diversified Capital Builder Fund	27

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At September 30, 2017, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo, is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser, providing fund-level administrative services in connection with the Fund’s operations, and providing any other fund-level administrative services reasonably necessary for the operation of the Fund. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.65% and declining to 0.48% as the average daily net assets of the Fund increase. For the year ended September 30, 2017, the management fee was equivalent to an annual rate of 0.63% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.35% and declining to 0.20% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee
Class A, Class B, Class C	0.21%
Administrator Class, Insitutional Class	0.13

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through January 31, 2018 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.20% for Class A shares, 1.95% for Class C shares, 1.05% for Administrator Class shares and 0.78% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

During the year ended September 30, 2017, State Street Bank and Trust Company (“State Street”), the Fund’s custodian, reimbursed the Fund $6,540 for certain out-of-pocket expenses that were billed to the Fund in error from 1998-2015. This amount is included in dividend income on the Statement of Operations. In addition, Funds Management was also reimbursed $14,537 by State Street for waivers/reimbursements it made to the Fund to limit Fund expenses during the period the Fund was erroneously billed.

Distribution fees

The Trust has adopted a distribution plan for Class B and Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class B and Class C shares. For the year ended September 30, 2017, Funds Distributor received $112,883 from the sale of Class A shares and $123 in contingent deferred sales charges from redemptions of Class C shares. No contingent deferred sales charges were incurred by Class A and Class B shares for the year ended September 30, 2017.

28	Wells Fargo Diversified Capital Builder Fund	Notes to financial statements

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 of the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund had $3,803,750 and $11,316,753 in interfund purchases and sales, respectively, during the year ended September 30, 2017.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended September 30, 2017 were $606,528,579 and $437,100,098, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds) and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund. Prior to August 29, 2017, the revolving credit agreement amount was $250,000,000.

For the year ended September 30, 2017, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended September 30, 2017 and September 30, 2016 were as follows:

	Year ended September 30
	2017	2016
Ordinary income	$12,701,986	$10,219,018
Long-term capital gain	55,403,260	53,552,312

As of September 30, 2017, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term gain	Unrealized gains
$16,354,603	$28,819,449	$121,074,747

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Report of independent registered public accounting firm	Wells Fargo Diversified Capital Builder Fund	29

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Diversified Capital Builder Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of September 30, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2017, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Diversified Capital Builder Fund as of September 30, 2017, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

November 22, 2017

30	Wells Fargo Diversified Capital Builder Fund	Other information (unaudited)

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 35.19% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended September 30, 2017.

Pursuant to Section 852 of the Internal Revenue Code, $55,403,260 was designated as a 20% rate gain distribution for the fiscal year ended September 30, 2017.

Pursuant to Section 854 of the Internal Revenue Code, $4,777,789 of income dividends paid during the fiscal year ended September 30, 2017 has been designated as qualified dividend income (QDI).

For the fiscal year ended September 30, 2017, $5,440,051 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

For the fiscal year ended September 30, 2017, $459,024 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Diversified Capital Builder Fund	31

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 152 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Board member of the Forté Foundation (non-profit organization) and the Vincent Memorial Hospital Endowment (non-profit organization), where he serves on the Investment Committee and as a Chair of the Audit Committee. Mr. Ebsworth is a CFA® charterholder.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of Ruth Bancroft Garden (non-profit organization) and an inactive chartered financial analyst.	Asset Allocation Trust
Peter G. Gordon** (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

32	Wells Fargo Diversified Capital Builder Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996: Vice Chairman, since 2017	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

**	Peter Gordon is expected to retire on December 31, 2017.

Advisory Board Members

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer	Current other public company or investment company directorships
James G. Polisson (Born 1959)	Advisory Board Member, since 2017	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Prior thereto, Vice President, Fidelity Retail Mutual Fund Group from 1996 to 1998 and Risk Management Practice Manager, Fidelity Consulting from 1995 to 1996. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	None
Pamela Wheelock (Born 1959)	Advisory Board Member, since 2017	Chief Operating Officer, Twin Cities Habitat for Humanity, since January, 2017. Vice President of University Services, University of Minnesota from 2012 to 2017. Prior thereto, Interim President and Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2010 to 2011, Chairman of the Board from 2009 to 2011 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently on the Board of Directors, Governance Committee and Finance Committee, for the Minnesota Philanthropy Partners (Saint Paul Foundation) since 2012 and Board Chair of the Minnesota Wild Foundation since 2010.	None

Other information (unaudited)	Wells Fargo Diversified Capital Builder Fund	33

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank, N.A. from 1996 to 2013.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 76 funds and Assistant Treasurer of 76 funds in the Fund Complex.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargofunds.com.

34	Wells Fargo Diversified Capital Builder Fund	Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at an in-person meeting held on May 16-17, 2017 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Diversified Capital Builder Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2017, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2017. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Funds Management, a summary of certain organizational and personnel changes involving Funds Management and the Sub-Adviser, and a description of Funds Management’s and the Sub-Adviser’s business continuity planning programs and of their approaches to data privacy and cybersecurity. The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2016. The Board considered these results in comparison to the performance of funds in a universe that was determined by

Other information (unaudited)	Wells Fargo Diversified Capital Builder Fund	35

Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the performance of the Fund (Class A) was higher than the average performance of the Universe for all periods under review. The Board also noted that the performance of the Fund was higher than its benchmark, the Diversified Capital Builder Blended Index, for all periods under review except the ten-year period.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than or in range of the median net operating expense ratios of the expense Groups for all share classes.

The Board took into account the Fund performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were in range of the sum of these average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole. The Board also received and considered information concerning the profitability of the Sub-Adviser from providing services to the fund family as a whole, noting that the Sub-Adviser’s profitability information with respect to providing services to the Fund was subsumed in the Wells Fargo and Funds Management profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management or Wells Fargo from its services to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that

36	Wells Fargo Diversified Capital Builder Fund	Other information (unaudited)

in addition to management fee breakpoints, competitive management fee rates set at the outset without regard to breakpoints and fee waiver and expense reimbursement arrangements are means of sharing potential economies of scale with shareholders of the Fund. The Board considered Funds Management’s view, which Funds Management indicated was supported by independent third-party industry studies which were summarized for the Board, that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

List of abbreviations	Wells Fargo Diversified Capital Builder Fund	37

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
CLO	— Collateralized loan obligation
CLP	— Chilean peso
COP	— Colombian peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
PJSC	— Public Joint Stock Company
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: fundservice@wellsfargo.com

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals:
1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is a trade name used by the asset management businesses of Wells Fargo & Company. Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the funds. The funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA, an affiliate of Wells Fargo & Company. Neither Wells Fargo Funds Distributor nor Wells Fargo Funds Management holds fund shareholder accounts or assets. This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2017 Wells Fargo Funds Management, LLC. All rights reserved.

306429 11-17 A225/AR225 09-17

Annual Report

September 30, 2017

Wells Fargo Diversified Income Builder Fund

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of September 30, 2017, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Diversified Income Builder Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Favorable economic news supported stocks, and interest rates moved higher.

Hiring remained strong, and business and consumer sentiment improved.

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Diversified Income Builder Fund for the 12-month period that ended September 30, 2017. Despite heightened market volatility at times, global stocks generally delivered double-digit results and bond markets had smaller but positive results as well. U.S. and international stocks returned 18.61% and 19.61%, respectively, for the 12-month period, as measured by the S&P 500 Index1 and the MSCI ACWI ex USA Index (Net),2 respectively; within fixed income, the Bloomberg Barclays U.S. Aggregate Bond Index3 returned 0.07% and the Bloomberg Barclays Municipal Bond Index4 returned 0.87% as interest rates rose from low levels.

Election results and central banks’ policies commanded investor attention as 2016 closed.

During the fourth quarter of 2016, investors appeared intent on the prospective outcomes of elections in the U.S. and central-bank actions globally. Following Donald Trump’s election victory, U.S. stocks rallied. Investors appeared optimistic that the new administration would pursue progrowth policies. Favorable economic news supported stocks, and interest rates moved higher. At their mid-December meeting, U.S. Federal Reserve (Fed) officials raised the target interest rate by a quarter percentage point to a range of 0.50% to 0.75%. The fourth quarter also saw the implementation of the U.S. Securities and Exchange Commission’s new rules for money market funds, which included floating net asset values (NAVs) as well as the possibility of liquidity fees and redemption gates for institutional prime and municipal money market funds. In the year leading up to money market fund reform implementation, nearly $1 trillion in assets moved from money market funds subject to floating NAVs into government money market funds, which continued to transact at a stable $1.00 NAV. Outside of the U.S., the prospects for faster U.S. growth appeared to trigger some acceleration in Europe.

Financial markets gained during the first two quarters of 2017 on positive economic data.

Stocks rallied globally through the first quarter of 2017, supported by signs of improvement in the U.S. and global economies. U.S. economic data released during the quarter reflected a healthy economy. Hiring remained strong, and business and consumer sentiment improved. In March, Fed officials raised their target interest rate by a quarter percentage point to a range of 0.75% to 1.00%. With the Fed’s target interest-rate increase, short-term bond yields rose during the quarter. Meanwhile, longer-term Treasury yields were little changed, leading to positive performance. Investment-grade and high-yield bonds benefited from strong demand. Municipal bond returns were positive in the quarter, helped by strong demand and constrained new-issue supply. Outside of the U.S., stocks in emerging markets generally outperformed stocks in the U.S. and international

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[4]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Diversified Income Builder Fund	3

developed markets because they benefited from both global economic growth and recent weakening in the U.S. dollar. Stocks in Asia, Europe, and Latin America also outperformed the U.S. market during the quarter.

Globally, stocks marked continued gains through the second quarter of 2017. Steady, albeit modest, economic growth both in the U.S. and abroad and generally favorable corporate earnings announcements supported higher valuations. U.S. inflation trended lower despite a continued decline in the unemployment rate. Ten-year U.S. Treasury yields declined, resulting in stronger prices for long-term bonds. As was widely expected, the Fed raised the target interest rate in June by a quarter percentage point to a range of 1.00% to 1.25%. In addition, the Fed indicated that it would begin to sell bonds accumulated on its balance sheet during quantitative easing programs conducted since 2008. Later in the third quarter, the Fed confirmed that the initiative to reduce the bonds that it holds likely would begin in October.

Volatility increased during the third quarter of 2017.

Early in July and again in August, volatility expectations increased and then receded—as measured by the CBOE VIX5—amid geopolitical tensions, particularly in Asia, and declining investor optimism following unsuccessful efforts to reform health care laws in the U.S. which suggested to some that President Trump and Congress would be unable to move forward with tax and regulatory reforms.

During the quarter, economic momentum increased in Europe; the European Central Bank held its rates steady at low levels and continued its quantitative easing bond-buying program, which is intended to spark economic activity. The Bank of England suggested it could hike interest rates in November, and the pound gained against other currencies. The Bank of Japan also maintained accommodative policies intended to support business activity and economic growth. In Germany, Angela Merkel was reelected chancellor; in Japan, Prime Minister Shinzo Abe called for snap elections as his popularity increased after North Korea’s aggressive program of missile launches. Both political developments were indicative of the type of political consistency in developed markets that reassure financial markets.

In emerging markets, many countries benefited from stronger currencies versus the U.S. dollar. In addition, commodity prices were on an upward trajectory, which benefited many companies that rely on natural resources for exports.

As the quarter closed, optimism returned as economic growth continued. The second-quarter gross domestic product measure was revised higher from 2.6% annualized to 3.0%. Consumer spending and residential and nonresidential investment increased. While inflation continued to trail the Fed’s targets, expectations remained for an additional short-term interest-rate hike before year-end.

[5]	The Chicago Board Options Exchange Market Volatility Index (CBOE VIX) is a popular measure of the implied volatility of S&P 500 Index options. It represents one measure of the market’s expectation of stock market volatility over the next 30-day period. You cannot invest directly in an index.

4	Wells Fargo Diversified Income Builder Fund	Letter to shareholders (unaudited)

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

Notice to Shareholders

At a meeting held on November 9-10, 2017, the Board of Trustees of the Fund approved the following changes to the Fund’s strategy, to be effective January 2, 2018:

∎	The Fund’s target allocation will be adjusted to 60% to 90% of total assets in debt securities and 10% to 40% in equity securities. Currently, the Fund’s target allocation is 70% to 90% of total assets in debt securities and 10% to 30% in equity securities.

∎	The Fund’s principal investment strategy will be amended to include investment in master limited partnerships, real estate investment trusts, bank loans, municipal securities, and government debt; as well as equity and interest-rate futures and swaps.

∎	Up to 20% of the Fund’s total assets may be invested using a passive investment strategy by investing in a manner that attempts to replicate the performance of indexes.

Further information regarding these and other related changes can be found in the Product Alert dated November 13, 2017 and posted to the Fund’s website at wellsfargofunds.com

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

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6	Wells Fargo Diversified Income Builder Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term total return, consisting of capital appreciation and current income.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio manager

Margaret Patel

Average annual total returns (%) as of September 30, 20171

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (EKSAX)	4-14-1987	2.95	6.39	5.40	9.16	7.67	6.02	1.08	1.08
Class C (EKSCX)	2-1-1993	7.51	6.90	5.24	8.51	6.90	5.24	1.83	1.83
Administrator Class (EKSDX)	7-30-2010	–	–	–	9.45	7.87	6.16	1.00	0.90
Institutional Class (EKSYX)	1-13-1997	–	–	–	9.49	8.09	6.35	0.75	0.71
Diversified Income Builder Blended Index[4]	–	–	–	–	11.39	8.34	7.73	–	–
ICE BofAML U.S. Cash Pay High Yield Index[5]	–	–	–	–	9.06	6.35	7.65	–	–
Russell 1000® Index[6]	–	–	–	–	18.54	14.27	7.55	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Balanced funds may invest in stocks and bonds. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest-rate changes and their impact on the Fund and its share price can be sudden and unpredictable. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk, high-yield securities risk, and smaller-company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Diversified Income Builder Fund	7

Growth of $10,000 investment as of September 30, 2017[7]

[1]	Historical performance shown for the Administrator Class shares prior to their inception reflects the performance of the Institutional Class shares, adjusted to reflect the higher expenses applicable to the Administrator Class shares. Historical performance shown for all classes of the Fund prior to July 12, 2010 is based on the performance of the Fund’s predecessor, Evergreen Diversified Income Builder Fund.

[2]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[3]	The manager has contractually committed through January 31, 2018, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waivers at the amounts shown. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the expense cap. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio or the Fund’s Total Annual Fund Operating Expenses After Fee Waivers, as stated in the prospectuses.

[4]	Source: Wells Fargo Funds Management, LLC. The Diversified Income Builder Blended Index is composed of the ICE BofAML U.S. Cash Pay High Yield Index (75%) and the Russell 1000® Index (25%). You cannot invest directly in an index.

[5]	The ICE BofAML U.S. Cash Pay High Yield Index (formerly known as BofA Merrill Lynch High Yield U.S. Corporates, Cash Pay Index) is an unmanaged market index that provides a broad-based performance measure of the non-investment grade U.S. domestic bond index. You cannot invest directly in an index.

[6]	The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

[7]	The chart compares the performance of Class A shares for the most recent ten years with the Diversified Income Builder Blended Index, the ICE BofAML U.S. Cash Pay High Yield Index, and the Russell 1000® Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[8]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[9]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

*	This security was not held in the Fund at the end of the reporting period.

8	Wells Fargo Diversified Income Builder Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund underperformed its benchmark, the Diversified Income Builder Blended Index, for the 12-month period that ended September 30, 2017.

∎	The Fund’s bond portfolio holdings slightly underperformed bonds in the index; the portfolio was weighted to above-average quality, and lower-quality issues outperformed the index as investors aggressively bid up prices of lower-quality bonds.

∎	The Fund benefited from equity holdings in the information technology (IT), basic materials, and industrials sectors. The Fund benefited from one defense-related takeover in the industrials group. Detractors to performance were several energy issues and select health care and IT companies.

High-yield bond yields declined as investors’ risk appetites increased.

In the bond market, once again fears of sharply higher interest rates proved overstated as the rate rise in the Treasury market was modest. To illustrate, the yield to maturity of representative Treasury bonds maturing in 10 years yielded 1.60% at the beginning of the period and had a yield at the end of the period of 2.33%. Investment-grade corporate bonds reflected this gently rising rate trend. Bond prices and yields move in opposite directions.

While intermediate Treasury yields slightly increased in the fiscal year, resulting in drops in prices, yields for high-yield bonds generally declined over the same period, resulting in price gains. Because of our somewhat longer portfolio duration, many of our holdings benefited from the drops in yield, allowing prices to rise somewhat. In the Fund’s bond portfolio, holdings in the basic materials and IT sectors were outperformers. Outperformers in the basic materials sector included Tronox Finance plc, Olin Corporation, and Rayonier Advanced Materials Incorporated. Contributing to performance in the IT sector were bonds of Micron Technology, Incorporated, and Seagate Technology plc. Detractors from bond performance included several industrial bonds, issues of energy companies, and specialty pharmaceuticals companies. Underperformers included bonds of cyclical Hertz Global Holdings, Incorporated*, and energy company Tennessee Gas Pipeline Company, LLC.

Ten largest holdings (%) as of September 30, 2017[8]
Cheniere Corpus Christi Holdings LLC, 5.13%, 6-30-2027	3.40
AMN Healthcare Incorporated, 5.13%, 10-1-2024	3.28
Versum Materials Incorporated, 5.50%, 9-30-2024	1.97
Tronox Finance plc, 5.75%, 10-1-2025	1.93
Koppers Incorporated, 6.00%, 2-15-2025	1.90
Lamb Weston Holdings Incorporated, 4.63%, 11-1-2024	1.82
National Fuel Gas Company, 4.90%, 12-1-2021	1.71
Microsoft Corporation	1.65
HD Supply Incorporated, 5.75%, 4-15-2024	1.65
Iron Mountain Incorporated, 4.88%, 9-15-2027	1.64

High-yield bonds, which are somewhat more sensitive to prospects of future economic growth than are investment-grade bonds, had declines in yield and small increases in prices, with the average yield to maturity declining from 6.25% at the beginning of the period to 5.43% at period-end. High-yield bonds benefited not only from their wide yield spread over comparable maturity Treasury bonds—from a difference of about 510 basis points (bps; 100 bps equal 1.00%) in excess of Treasury rates at the beginning of the period to 366 bps at period-end—but also from diminished concerns about the potential for sharp rises in Treasury rates and default rates. Investors’ increased risk appetites caused high-yield bond yields to decline in the face of modestly rising Treasury rates.

In the stock market, stocks advanced steadily throughout the period, with only small short-lived pullbacks before continuing to advance again. Many investors were concerned that stock prices would decline if interest rates went up or if economic growth remained very modest or that companies would not be able to maintain their historically high profit margins and profit growth. However, these concerns did not negatively affect the stock market’s advance, as investors focused more on rising profits than they did on the relatively small rise in interest rates. In addition, it became clear that the Federal Reserve was sensitive to market concerns about rising rates and it would attempt to adjust interest rates in a gradual manner, which was judged as unlikely to affect economic growth and stock valuations adversely.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Diversified Income Builder Fund	9

Portfolio allocation as of September 30, 2017[9]

In the Fund’s equity portfolio, outperformers in the IT sector included Broadcom Limited, Amphenol Corporation, and Adobe Systems Incorporated. In the industrials sector, several defense-focused companies contributed to performance, such as Orbital ATK, Incorporated, which received a takeover bid from Northrop Grumman Corporation; Raytheon Company; and Huntington Ingalls Industries, Incorporated. Real estate companies contributing were Crown Castle International Corporation and Equinix, Incorporated. Equity detractors were energy companies Kinder Morgan, Incorporated, and Plains All American Pipeline, L.P. Also underperforming were health care pharmaceuticals company Allergan plc and IT company QUALCOMM Incorporated.

Our outlook remains one of cautious optimism.

While the pace of economic growth is modest compared with previous recoveries after recessions, the current expansion is one of the longest. We believe the intrinsic dynamism, creativity, and basic strengths of the U.S. economy should provide opportunities for the stock market over the next year. Slow but steady gains in employment should help stimulate demand for goods and services. Furthermore, the expansion of low-cost shale gas and petroleum liquids should continue to provide a boon to both businesses and consumers, improving the competitive positions of U.S. companies and offering some cost relief to consumers for utility and fuel costs.

We are somewhat cautious that the high-yield bond market might not offer the relative outperformance we have seen over the past few years. However, we believe that by concentrating our holdings in companies with above-average credit quality, our holdings may provide enough income above that of risk-free alternatives to compensate for their credit risk.

Please see footnotes on page 7.

10	Wells Fargo Diversified Income Builder Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from April 1, 2017 to September 30, 2017.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 4-1-2017	Ending account value 9-30-2017	Expenses paid during the period¹	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,046.25	$5.35	1.04%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.84	$5.28	1.04%
Class C
Actual	$1,000.00	$1,042.26	$9.18	1.79%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.08	$9.07	1.79%
Administrator Class
Actual	$1,000.00	$1,047.64	$4.62	0.90%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.56	$4.56	0.90%
Institutional Class
Actual	$1,000.00	$1,046.96	$3.64	0.71%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.51	$3.60	0.71%

[1]	Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—September 30, 2017	Wells Fargo Diversified Income Builder Fund	11

Security name	Shares	Value

Common Stocks: 27.69%

Consumer Discretionary: 0.42%

Household Durables: 0.42%
Leggett & Platt Incorporated	65,000	$3,102,450

Consumer Staples: 0.52%

Food & Staples Retailing: 0.24%
CVS Health Corporation	15,000	1,219,800
Sysco Corporation	10,000	539,500

		1,759,300

Food Products: 0.28%
ConAgra Foods Incorporated	35,000	1,180,900
Lamb Weston Holdings Incorporated	20,000	937,800

		2,118,700

Energy: 4.59%

Oil, Gas & Consumable Fuels: 4.59%
Andeavor Logistics LP	145,000	7,258,700
EOG Resources Incorporated	10,000	967,400
EQT Corporation	30,000	1,957,200
Kinder Morgan Incorporated	460,000	8,822,800
ONEOK Incorporated	60,000	3,324,600
Plains All American Pipeline LP	330,000	6,992,700
The Williams Companies Incorporated	160,000	4,801,600

		34,125,000

Health Care: 4.55%

Health Care Equipment & Supplies: 2.75%
Abbott Laboratories	110,000	5,869,600
Becton Dickinson & Company	35,000	6,858,250
Teleflex Incorporated	30,000	7,259,100
West Pharmaceutical Services Incorporated	5,000	481,300

		20,468,250

Life Sciences Tools & Services: 1.25%
Thermo Fisher Scientific Incorporated	30,000	5,676,000
Waters Corporation †	20,000	3,590,400

		9,266,400

Pharmaceuticals: 0.55%
Allergan plc	20,000	4,099,000

Industrials: 3.59%

Aerospace & Defense: 2.20%
Curtiss-Wright Corporation	40,000	4,181,600
Huntington Ingalls Industries Incorporated	20,000	4,528,800

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Diversified Income Builder Fund	Portfolio of investments—September 30, 2017

Security name	Shares	Value

Aerospace & Defense (continued)
Lockheed Martin Corporation	1,000	$310,290
Orbital ATK Incorporated	20,000	2,663,200
Raytheon Company	25,000	4,664,500

		16,348,390

Building Products: 0.13%
Apogee Enterprises Incorporated	20,000	965,200

Electrical Equipment: 0.26%
Eaton Corporation PLC	25,000	1,919,750

Industrial Conglomerates: 0.57%
Honeywell International Incorporated	30,000	4,252,200

Machinery: 0.43%
Cummins Incorporated	2,000	336,060
John Bean Technologies Corporation	20,000	2,022,000
Oshkosh Corporation	10,000	825,400

		3,183,460

Information Technology: 10.30%

Electronic Equipment, Instruments & Components: 1.75%
Amphenol Corporation Class A	70,000	5,924,800
Corning Incorporated	165,000	4,936,800
FLIR Systems Incorporated	55,000	2,140,050

		13,001,650

Internet Software & Services: 0.92%
Alphabet Incorporated Class A †	7,000	6,816,040

IT Services: 0.88%
Leidos Holdings Incorporated	110,000	6,514,200

Semiconductors & Semiconductor Equipment: 3.70%
Broadcom Limited	45,000	10,914,300
Cypress Semiconductor Corporation «	100,000	1,502,000
Microsemi Corporation †	80,000	4,118,400
QUALCOMM Incorporated	20,000	1,036,800
Texas Instruments Incorporated	35,000	3,137,400
Versum Materials Incorporated	30,000	1,164,600
Xilinx Incorporated	80,000	5,666,400

		27,539,900

Software: 2.82%
Adobe Systems Incorporated †	45,000	6,713,100
Microsoft Corporation	165,000	12,290,850
Synopsys Incorporated †	25,000	2,013,250

		21,017,200

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—September 30, 2017	Wells Fargo Diversified Income Builder Fund	13

Security name			Shares	Value

Technology Hardware, Storage & Peripherals: 0.23%
Western Digital Corporation			20,000	$1,728,000

Materials: 2.07%

Chemicals: 1.84%
Ashland Global Holdings Incorporated			30,000	1,961,700
Celanese Corporation Series A			10,000	1,042,700
DowDupont Incorporated			40,000	2,769,200
LyondellBasell Industries NV Class A			80,000	7,924,000

				13,697,600

Containers & Packaging: 0.23%
Sealed Air Corporation			40,000	1,708,800

Real Estate: 0.75%

Equity REITs: 0.75%
Crown Castle International Corporation			10,000	999,800
Equinix Incorporated			4,000	1,785,200
Sabra Health Care REIT Incorporated			30,000	658,200
Saul Centers Incorporated			35,000	2,166,850

				5,610,050

Utilities: 0.90%

Gas Utilities: 0.90%
Atmos Energy Corporation			80,000	6,707,200

Total Common Stocks (Cost $181,721,700)				205,948,740

	Interest rate	Maturity date	Principal
Corporate Bonds and Notes: 62.52%

Consumer Discretionary: 5.47%

Auto Components: 1.56%
Dana Holding Corporation	5.50%	12-15-2024	$3,925,000	4,121,250
Tenneco Incorporated	5.00	7-15-2026	7,250,000	7,431,250

				11,552,500

Hotels, Restaurants & Leisure: 0.65%
Speedway Motorsports Incorporated	5.13	2-1-2023	4,700,000	4,852,750

Media: 1.14%
McGraw-Hill Global Education Holdings LLC «144A	7.88	5-15-2024	8,598,000	8,479,778

Specialty Retail: 2.12%
Group 1 Automotive Incorporated	5.00	6-1-2022	4,453,000	4,614,421
Penske Auto Group Incorporated	5.75	10-1-2022	10,813,000	11,165,504

				15,779,925

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Diversified Income Builder Fund	Portfolio of investments—September 30, 2017

Security name	Interest rate	Maturity date	Principal	Value

Consumer Staples: 2.09%

Food Products: 2.09%
Lamb Weston Holdings Incorporated 144A	4.63%	11-1-2024	$13,000,000	$13,552,500
Post Holdings Incorporated 144A	5.00	8-15-2026	2,000,000	1,996,250

				15,548,750

Energy: 5.21%

Oil, Gas & Consumable Fuels: 5.21%
Cheniere Corpus Christi Holdings LLC 144A	5.13	6-30-2027	24,500,000	25,296,250
Kinder Morgan Energy Partners LP	4.30	6-1-2025	3,500,000	3,665,082
ONEOK Incorporated	4.25	2-1-2022	3,737,000	3,883,905
Plains All American Pipeline LP	3.85	10-15-2023	2,345,000	2,353,170
Tennessee Gas Pipeline Company	7.00	3-15-2027	3,000,000	3,551,587

				38,749,994

Health Care: 9.39%

Health Care Equipment & Supplies: 0.98%
Halyard Health Incorporated	6.25	10-15-2022	1,000,000	1,043,750
Teleflex Incorporated	4.88	6-1-2026	6,000,000	6,225,000

				7,268,750

Health Care Providers & Services: 7.29%
AMN Healthcare Incorporated 144A	5.13	10-1-2024	23,535,000	24,388,144
DaVita HealthCare Partners Incorporated	5.13	7-15-2024	3,000,000	2,986,875
HCA Incorporated	5.25	6-15-2026	7,000,000	7,542,500
HCA Incorporated	5.38	2-1-2025	11,000,000	11,591,250
HealthSouth Corporation	5.13	3-15-2023	2,000,000	2,066,900
West Street Merger Sub Incorporated 144A	6.38	9-1-2025	5,700,000	5,671,500

				54,247,169

Health Care Technology: 1.12%
Quintiles IMS Holdings Incorporated 144A	4.88	5-15-2023	7,000,000	7,280,000
Quintiles IMS Holdings Incorporated 144A	5.00	10-15-2026	1,000,000	1,060,000

				8,340,000

Industrials: 11.61%

Aerospace & Defense: 5.64%
Huntington Ingalls Industries Incorporated 144A	5.00	11-15-2025	8,000,000	8,640,000
Moog Incorporated 144A	5.25	12-1-2022	5,500,000	5,752,945
Orbital ATK Incorporated	5.50	10-1-2023	10,640,000	11,371,500
TransDigm Group Incorporated	6.38	6-15-2026	11,800,000	12,087,684
TransDigm Group Incorporated	6.50	5-15-2025	4,000,000	4,120,000

				41,972,129

Commercial Services & Supplies: 0.70%
Acco Brands Corporation 144A	5.25	12-15-2024	5,000,000	5,187,500

Construction & Engineering: 0.28%
Aecom Company	5.13	3-15-2027	2,000,000	2,067,500

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—September 30, 2017	Wells Fargo Diversified Income Builder Fund	15

Security name	Interest rate	Maturity date	Principal	Value

Machinery: 2.07%
Actuant Corporation	5.63%	6-15-2022	$1,165,000	$1,195,581
Oshkosh Corporation	5.38	3-1-2025	3,675,000	3,895,500
SPX FLOW Incorporated 144A	5.63	8-15-2024	4,500,000	4,713,750
SPX FLOW Incorporated 144A	5.88	8-15-2026	5,328,000	5,621,040

				15,425,871

Trading Companies & Distributors: 2.92%
HD Supply Incorporated 144A	5.75	4-15-2024	11,450,000	12,251,500
Wesco Distribution Incorporated	5.38	6-15-2024	8,974,000	9,467,570

				21,719,070

Information Technology: 10.96%

Communications Equipment: 2.21%
CommScope Incorporated 144A	5.50	6-15-2024	9,479,000	9,917,404
CommScope Technologies Finance LLC 144A	5.00	3-15-2027	6,500,000	6,516,250

				16,433,654

Electronic Equipment, Instruments & Components: 1.82%
Anixter International Incorporated	5.13	10-1-2021	4,000,000	4,300,000
Belden Incorporated 144A	5.25	7-15-2024	3,485,000	3,633,113
TTM Technologies Incorporated 144A	5.63	10-1-2025	5,495,000	5,560,253

				13,493,366

IT Services: 0.28%
Gartner Incorporated 144A	5.13	4-1-2025	2,000,000	2,110,000

Semiconductors & Semiconductor Equipment: 4.03%
Micron Technology Incorporated 144A	5.25	8-1-2023	3,700,000	3,859,100
Micron Technology Incorporated 144A	5.25	1-15-2024	3,000,000	3,164,730
Micron Technology Incorporated	5.50	2-1-2025	6,750,000	7,197,188
Micron Technology Incorporated	7.50	9-15-2023	1,000,000	1,111,250
Versum Materials Incorporated 144A	5.50	9-30-2024	13,834,000	14,664,040

				29,996,308

Software: 1.23%
Nuance Communications Company	6.00	7-1-2024	2,000,000	2,165,600
Symantec Corporation 144A	5.00	4-15-2025	6,705,000	7,010,949

				9,176,549

Technology Hardware, Storage & Peripherals: 1.39%
Diebold Incorporated	8.50	4-15-2024	8,500,000	9,214,170
Western Digital Corporation 144A	7.38	4-1-2023	1,000,000	1,095,500

				10,309,670

Materials: 11.82%

Chemicals: 9.47%
A. Schulman Incorporated	6.88	6-1-2023	11,500,000	11,931,250
Koppers Incorporated 144A	6.00	2-15-2025	13,150,000	14,136,250

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Diversified Income Builder Fund	Portfolio of investments—September 30, 2017

Security name	Interest rate	Maturity date	Principal	Value

Chemicals (continued)
Olin Corporation	5.13%	9-15-2027	$5,000,000	$5,225,000
Olin Corporation	5.50	8-15-2022	8,500,000	9,158,750
Rayonier Advanced Materials Products Incorporated 144A	5.50	6-1-2024	8,945,000	8,665,469
Scotts Miracle-Gro Company	5.25	12-15-2026	4,000,000	4,220,000
Scotts Miracle-Gro Company	6.00	10-15-2023	6,000,000	6,405,000
Valvoline Incorporated 144A	4.38	8-15-2025	10,000,000	10,176,000
Valvoline Incorporated 144A	5.50	7-15-2024	500,000	533,750

				70,451,469

Containers & Packaging: 2.05%
Ball Corporation	5.00	3-15-2022	2,500,000	2,706,250
Berry Plastics Corporation	5.13	7-15-2023	2,500,000	2,612,500
Berry Plastics Corporation	6.00	10-15-2022	4,100,000	4,351,125
Sealed Air Corporation 144A	5.25	4-1-2023	4,650,000	5,010,375
Sealed Air Corporation 144A	5.50	9-15-2025	500,000	550,000

				15,230,250

Metals & Mining: 0.30%
Commercial Metals Company	4.88	5-15-2023	2,150,000	2,246,750

Real Estate: 4.26%

Equity REITs: 4.26%
Equinix Incorporated	5.38	5-15-2027	5,000,000	5,437,500
Equinix Incorporated	5.75	1-1-2025	1,500,000	1,614,375
Iron Mountain Incorporated 144A	4.88	9-15-2027	12,000,000	12,225,000
Iron Mountain Incorporated 144A	5.38	6-1-2026	6,500,000	6,808,750
Iron Mountain Incorporated	5.75	8-15-2024	3,927,000	4,049,719
Sabra Health Care REIT Incorporated	5.38	6-1-2023	1,500,000	1,548,750

				31,684,094

Utilities: 1.71%

Gas Utilities: 1.71%
National Fuel Gas Company	4.90	12-1-2021	12,000,000	12,732,449

Total Corporate Bonds and Notes (Cost $449,915,163)				465,056,245

Yankee Corporate Bonds and Notes: 6.97%

Financials: 1.93%

Diversified Financial Services: 1.93%
Tronox Finance plc 144A	5.75	10-1-2025	14,000,000	14,350,000

Health Care: 1.37%

Pharmaceuticals: 1.37%
Mallinckrodt plc 144A	5.50	4-15-2025	5,655,000	5,089,500
Mallinckrodt plc «144A	5.63	10-15-2023	5,500,000	5,121,874

				10,211,374

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—September 30, 2017	Wells Fargo Diversified Income Builder Fund	17

Security name	Interest rate	Maturity date	Principal	Value

Industrials: 1.50%

Electrical Equipment: 1.50%
Sensata Technologies BV 144A	4.88%	10-15-2023	$6,700,000	$7,043,375
Sensata Technologies BV 144A	5.63	11-1-2024	3,750,000	4,129,688

				11,173,063

Information Technology: 2.17%

Technology Hardware, Storage & Peripherals: 2.17%
Seagate HDD	4.75	6-1-2023	8,500,000	8,615,090
Seagate HDD	4.88	6-1-2027	8,000,000	7,540,295

				16,155,385

Total Yankee Corporate Bonds and Notes (Cost $51,039,486)				51,889,822

	Yield		Shares
Short-Term Investments: 3.01%

Investment Companies: 3.01%
Securities Lending Cash Investment LLC (l)(r)(u)	1.25		11,166,995	11,168,112
Wells Fargo Government Money Market Fund Select Class (l)(u)	0.92		11,243,453	11,243,453

Total Short-Term Investments (Cost $22,410,956)				22,411,565

Total investments in securities (Cost $705,087,305)	100.19%	745,306,372
Other assets and liabilities, net	(0.19)	(1,428,962)

Total net assets	100.00%	$743,877,410

†	Non-income-earning security

«	All or a portion of this security is on loan.

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets
Short-Term Investments

Investment companies
Securities Lending Cash Investment LLC	6,023,805	125,194,270	120,051,080	11,166,995	$5	$609	$115,002	$11,168,112
Wells Fargo Government Money Market Fund Select Class	3,232,384	239,886,658	231,875,589	11,243,453	0	0	63,627	11,243,453

					$5	$609	$178,629	$22,411,565	3.01%

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Diversified Income Builder Fund	Statement of assets and liabilities—September 30, 2017

Assets
Investments in unaffiliated securities (including $10,855,356 of securities loaned), at value (cost $682,676,349)	$722,894,807
Investments in affiliated securities, at value (cost $22,410,956)	22,411,565
Receivable for Fund shares sold	3,837,457
Receivable for dividends and interest	8,154,510
Receivable for securities lending income	5,591
Prepaid expenses and other assets	142,944

Total assets	757,446,874

Liabilities
Dividends payable	252,894
Payable for Fund shares redeemed	1,510,757
Payable upon receipt of securities loaned	11,167,498
Management fee payable	333,941
Administration fees payable	106,479
Distribution fees payable	104,307
Accrued expenses and other liabilities	93,588

Total liabilities	13,569,464

Total net assets	$743,877,410

NET ASSETS CONSIST OF
Paid-in capital	$691,847,883
Overdistributed net investment income	(265,880)
Accumulated net realized gains on investments	12,076,340
Net unrealized gains on investments	40,219,067

Total net assets	$743,877,410

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$220,976,546
Shares outstanding – Class A1	34,411,885
Net asset value per share – Class A	$6.42
Maximum offering price per share – Class A2	$6.81
Net assets – Class C	$165,512,627
Shares outstanding – Class C1	25,715,914
Net asset value per share – Class C	$6.44
Net assets – Administrator Class	$41,974,804
Shares outstanding – Administrator Class[1]	6,674,018
Net asset value per share – Administrator Class	$6.29
Net assets – Institutional Class	$315,413,433
Shares outstanding – Institutional Class[1]	50,198,270
Net asset value per share – Institutional Class	$6.28

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended September 30, 2017	Wells Fargo Diversified Income Builder Fund	19

Investment income
Interest	$22,716,293
Dividends	3,248,794
Income from affiliated securities	178,629

Total investment income	26,143,716

Expenses
Management fee	3,290,320
Administration fees
Class A	392,926
Class B	444	[1]
Class C	308,469
Administrator Class	59,916
Institutional Class	289,669
Shareholder servicing fees
Class A	467,769
Class B	528	[1]
Class C	367,225
Administrator Class	114,946
Distribution fees
Class B	1,584	[1]
Class C	1,101,675
Custody and accounting fees	35,094
Professional fees	57,901
Registration fees	103,199
Shareholder report expenses	46,461
Trustees’ fees and expenses	20,117
Other fees and expenses	10,949

Total expenses	6,669,192
Less: Fee waivers and/or expense reimbursements	(57,258)

Net expenses	6,611,934

Net investment income	19,531,782

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains on:
Unaffiliated securities	12,945,397
Affiliated securities	5

Net realized gains on investments	12,945,402

Net change in unrealized gains (losses) on:
Unaffiliated securities	21,283,246
Affiiliated securities	609

Net change in unrealized gains (losses) on investments	21,283,855

Net realized and unrealized gains (losses) on investments	34,229,257

Net increase in net assets resulting from operations	$53,761,039

[1]	For the period from October 1, 2016 to May 5, 2017. Effective at the close of business on May 5, 2017, Class B shares were converted to Class A shares and no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Diversified Income Builder Fund	Statement of changes in net assets

	Year ended September 30, 2017		Year ended September 30, 2016

Operations
Net investment income		$19,531,782		$13,285,487
Net realized gains on investments		12,945,402		3,608,586
Net change in unrealized gains (losses) on investments		21,283,855		38,971,424

Net increase in net assets resulting from operations		53,761,039		55,865,497

Distributions to shareholders from
Net investment income
Class A		(6,500,003)		(4,830,169)
Class B		(5,875)[1]		(26,929)
Class C		(4,004,743)		(3,170,739)
Administrator Class		(1,700,100)		(1,702,969)
Institutional Class		(8,456,717)		(3,550,714)
Net realized gains
Class A		(1,136,812)		(4,558,034)
Class B		(2,604)[1]		(41,594)
Class C		(905,222)		(3,924,833)
Administrator Class		(289,153)		(1,131,639)
Institutional Class		(1,137,209)		(2,810,835)

Total distributions to shareholders		(24,138,438)		(25,748,455)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	18,433,357	114,970,196	7,444,175	43,402,347
Class B	790 [1]	4,856 [1]	9,699	56,089
Class C	9,920,574	62,050,326	5,591,017	32,728,412
Administrator Class	4,611,695	28,032,068	10,156,014	57,752,782
Institutional Class	37,928,512	231,275,398	12,005,792	68,220,100

		436,332,844		202,159,730

Reinvestment of distributions
Class A	1,145,568	7,148,903	1,540,577	8,715,930
Class B	1,045 [1]	6,448 [1]	8,851	49,757
Class C	687,580	4,297,275	1,039,282	5,870,456
Administrator Class	309,869	1,885,882	501,237	2,803,982
Institutional Class	1,308,141	8,015,673	916,214	5,097,329

		21,354,181		22,537,454

Payment for shares redeemed
Class A	(10,383,064)	(65,031,893)	(6,057,888)	(35,108,089)
Class B	(77,635)[1]	(486,950)[1]	(186,708)	(1,095,883)
Class C	(6,040,064)	(37,818,153)	(4,790,025)	(27,491,552)
Administrator Class	(9,917,933)	(59,608,201)	(4,588,670)	(25,939,656)
Institutional Class	(9,738,100)	(59,471,981)	(6,093,878)	(34,215,881)

		(222,417,178)		(123,851,061)

Net increase in net assets resulting from capital share transactions		235,269,847		100,846,123

Total increase in net assets		264,892,448		130,963,165

Net assets
Beginning of period		478,984,962		348,021,797

End of period		$743,877,410		$478,984,962

Overdistributed net investment income		$(265,880)		$(168,444)

[1]	For the period from October 1, 2016 to May 5, 2017. Effective at the close of business on May 5, 2017, Class B shares were converted to Class A shares and no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Diversified Income Builder Fund	21

(For a share outstanding throughout each period)

	Year ended September 30
CLASS A	2017	2016	2015	2014	2013
Net asset value, beginning of period	$6.13	$5.71	$6.37	$6.13	$6.00
Net investment income	0.20	0.20	0.21	0.23	0.25
Net realized and unrealized gains (losses) on investments	0.35	0.64	(0.31)	0.38	0.13

Total from investment operations	0.55	0.84	(0.10)	0.61	0.38
Distributions to shareholders from
Net investment income	(0.22)	(0.21)	(0.21)	(0.23)	(0.25)
Net realized gains	(0.04)	(0.21)	(0.35)	(0.14)	0.00

Total distributions to shareholders	(0.26)	(0.42)	(0.56)	(0.37)	(0.25)
Net asset value, end of period	$6.42	$6.13	$5.71	$6.37	$6.13
Total return[1]	9.16%	15.39%	(1.92)%	10.13%	6.37%
Ratios to average net assets (annualized)
Gross expenses	1.05%	1.08%	1.11%	1.13%	1.12%
Net expenses	1.05%	1.08%	1.08%	1.08%	1.08%
Net investment income	3.29%	3.55%	3.38%	3.60%	4.03%
Supplemental data
Portfolio turnover rate	29%	38%	63%	52%	60%
Net assets, end of period (000s omitted)	$220,977	$154,496	$127,242	$143,062	$159,229

[1]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Diversified Income Builder Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
CLASS C	2017	2016	2015	2014	2013
Net asset value, beginning of period	$6.14	$5.72	$6.39	$6.14	$6.01
Net investment income	0.16	0.16 [1]	0.16 [1]	0.18	0.20
Net realized and unrealized gains (losses) on investments	0.35	0.63	(0.32)	0.39	0.13

Total from investment operations	0.51	0.79	(0.16)	0.57	0.33
Distributions to shareholders from
Net investment income	(0.17)	(0.16)	(0.16)	(0.18)	(0.20)
Net realized gains	(0.04)	(0.21)	(0.35)	(0.14)	0.00

Total distributions to shareholders	(0.21)	(0.37)	(0.51)	(0.32)	(0.20)
Net asset value, end of period	$6.44	$6.14	$5.72	$6.39	$6.14
Total return[2]	8.51%	14.51%	(2.81)%	9.47%	5.58%
Ratios to average net assets (annualized)
Gross expenses	1.80%	1.83%	1.86%	1.88%	1.87%
Net expenses	1.80%	1.83%	1.83%	1.83%	1.83%
Net investment income	2.54%	2.80%	2.62%	2.85%	3.29%
Supplemental data
Portfolio turnover rate	29%	38%	63%	52%	60%
Net assets, end of period (000s omitted)	$165,513	$129,856	$110,457	$111,045	$112,113

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Diversified Income Builder Fund	23

(For a share outstanding throughout each period)

	Year ended September 30
ADMINISTRATOR CLASS	2017	2016	2015	2014	2013
Net asset value, beginning of period	$6.00	$5.60	$6.25	$6.01	$5.89
Net investment income	0.21 [1]	0.21 [1]	0.21 [1]	0.24	0.26
Net realized and unrealized gains (losses) on investments	0.34	0.61	(0.30)	0.38	0.12

Total from investment operations	0.55	0.82	(0.09)	0.62	0.38
Distributions to shareholders from
Net investment income	(0.22)	(0.21)	(0.21)	(0.24)	(0.26)
Net realized gains	(0.04)	(0.21)	(0.35)	(0.14)	0.00

Total distributions to shareholders	(0.26)	(0.42)	(0.56)	(0.38)	(0.26)
Net asset value, end of period	$6.29	$6.00	$5.60	$6.25	$6.01
Total return	9.45%	15.45%	(1.69)%	10.46%	6.43%
Ratios to average net assets (annualized)
Gross expenses	0.97%	1.00%	0.97%	0.96%	0.96%
Net expenses	0.90%	0.90%	0.90%	0.90%	0.90%
Net investment income	3.51%	3.72%	3.56%	3.77%	4.21%
Supplemental data
Portfolio turnover rate	29%	38%	63%	52%	60%
Net assets, end of period (000s omitted)	$41,975	$70,051	$31,367	$48,690	$43,135

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Diversified Income Builder Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
INSTITUTIONAL CLASS	2017	2016	2015	2014	2013
Net asset value, beginning of period	$6.00	$5.59	$6.25	$6.01	$5.88
Net investment income	0.24	0.23	0.24	0.25 [1]	0.27 [1]
Net realized and unrealized gains (losses) on investments	0.31	0.61	(0.32)	0.38	0.13

Total from investment operations	0.55	0.84	(0.08)	0.63	0.40
Distributions to shareholders from
Net investment income	(0.23)	(0.22)	(0.23)	(0.25)	(0.27)
Net realized gains	(0.04)	(0.21)	(0.35)	(0.14)	0.00

Total distributions to shareholders	(0.27)	(0.43)	(0.58)	(0.39)	(0.27)
Net asset value, end of period	$6.28	$6.00	$5.59	$6.25	$6.01
Total return	9.49%	15.88%	(1.65)%	10.68%	6.83%
Ratios to average net assets (annualized)
Gross expenses	0.72%	0.75%	0.71%	0.70%	0.69%
Net expenses	0.71%	0.71%	0.69%	0.70%	0.69%
Net investment income	3.60%	3.92%	3.76%	3.98%	4.43%
Supplemental data
Portfolio turnover rate	29%	38%	63%	52%	60%
Net assets, end of period (000s omitted)	$315,413	$124,116	$77,558	$61,133	$49,807

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Diversified Income Builder Fund	25

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Diversified Income Builder Fund (the “Fund”) which is a diversified series of the Trust.

Effective at the close of business on May 5, 2017, Class B shares were converted to Class A shares and are no longer offered by the Fund. Information for Class B shares reflected in the financial statements represents activity through May 5, 2017.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Debt securities are valued at the evaluated bid price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

26	Wells Fargo Diversified Income Builder Fund	Notes to financial statements

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund is included in income from affiliates securities on the Statement of Operations.

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Dividend income is recognized on the ex-dividend date.

Distributions to shareholders

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of September 30, 2017, the aggregate cost of all investments for federal income tax purposes was $704,922,497 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$46,341,164
Gross unrealized losses	(5,957,289)
Net unrealized gains	$40,383,875

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent difference causing such reclassifications is due to certain distributions paid. At

Notes to financial statements	Wells Fargo Diversified Income Builder Fund	27

September 30, 2017, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Overdistributed net investment income	Accumulated net realized gains on investments
$(169,584)	$1,038,220	$(868,636)

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of September 30, 2017:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Consumer discretionary	$3,102,450	$0	$0	$3,102,450
Consumer staples	3,878,000	0	0	3,878,000
Energy	34,125,000	0	0	34,125,000
Health care	33,833,650	0	0	33,833,650
Industrials	26,669,000	0	0	26,669,000
Information technology	76,616,990	0	0	76,616,990
Materials	15,406,400	0	0	15,406,400
Real estate	5,610,050	0	0	5,610,050
Utilities	6,707,200	0	0	6,707,200

Corporate bonds and notes	0	465,056,245	0	465,056,245

Yankee corporate bonds and notes	0	51,889,822	0	51,889,822

Short-term investments
Investment companies	11,243,453	0	0	11,243,453
Investments measured at net asset value*				11,168,112
Total assets	$217,192,193	$516,946,067	$0	$745,306,372

*	Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities. The Fund’s investment in Securities Lending Cash Investments, LLC valued at $11,168,112 does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

28	Wells Fargo Diversified Income Builder Fund	Notes to financial statements

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At September 30, 2017, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo, is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser, providing fund-level administrative services in connection with the Fund’s operations, and providing any other fund-level administrative services reasonably necessary for the operation of the Fund. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.55% and declining to 0.43% as the average daily net assets of the Fund increase. For the year ended September 30, 2017, the management fee was equivalent to an annual rate of 0.55% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.35% and declining to 0.20% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee
Class A, Class B, Class C	0.21%
Administrator Class, Institutional Class	0.13

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through January 31, 2018 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.08% for Class A shares, 1.83% for Class C shares, 0.90% for Administrator Class shares, and 0.71% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

During the year ended September 30, 2017, State Street Bank and Trust Company (“State Street”), the Fund’s custodian, reimbursed the Fund $13,663 for certain out-of-pocket expenses that were billed to the Fund in error from 1998-2015. This amount is included in interest income on the Statement of Operations. In addition, Funds Management was also reimbursed $10,871 by State Street for waivers/reimbursements it made to the Fund to limit Fund expenses during the period the Fund was erroneously billed.

Distribution fees

The Trust has adopted a distribution plan for Class B and Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class B and Class C shares. For the year ended September 30, 2017, Funds Distributor received $125,213 from the sale of Class A shares and $556 in contingent deferred sales charges from redemptions of Class C shares. No contingent deferred sales charges were incurred by Class A and Class B shares for the year ended September 30, 2017.

Notes to financial statements	Wells Fargo Diversified Income Builder Fund	29

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 of the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund had $24,547,153 in interfund purchases during the year ended September 30, 2017.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended September 30, 2017 were $389,395,300 and $170,026,906, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds) and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund. Prior to August 29, 2017, the revolving credit agreement amount was $250,000,000.

For the year ended September 30, 2017, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended September 30, 2017 and September 30, 2016 were as follows:

	Year ended September 30
	2017	2016
Ordinary income	$20,667,438	$15,910,256
Long-term capital gain	3,471,000	9,838,199

As of September 30, 2017, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term gain	Unrealized gains
$4,123,692	$7,787,840	$40,383,875

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

30	Wells Fargo Diversified Income Builder Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Diversified Income Builder Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of September 30, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2017, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Diversified Income Builder Fund as of September 30, 2017, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

November 22, 2017

Other information (unaudited)	Wells Fargo Diversified Income Builder Fund	31

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 9.61% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended September 30, 2017.

Pursuant to Section 852 of the Internal Revenue Code, $3,471,000 was designated as a 20% rate gain distribution for the fiscal year ended September 30, 2017.

Pursuant to Section 854 of the Internal Revenue Code, $2,174,629 of income dividends paid during the fiscal year ended September 30, 2017 has been designated as qualified dividend income (QDI).

For the fiscal year ended September 30, 2017, $15,309,271 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

For the fiscal year ended September 30, 2017, $1,124,719 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

32	Wells Fargo Diversified Income Builder Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 152 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Board member of the Forté Foundation (non-profit organization) and the Vincent Memorial Hospital Endowment (non-profit organization), where he serves on the Investment Committee and as a Chair of the Audit Committee. Mr. Ebsworth is a CFA® charterholder.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of Ruth Bancroft Garden (non-profit organization) and an inactive chartered financial analyst.	Asset Allocation Trust
Peter G. Gordon** (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Diversified Income Builder Fund	33

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996: Vice Chairman, since 2017	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

**	Peter Gordon is expected to retire on December 31, 2017.

Advisory Board Members

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer	Current other public company or investment company directorships
James G. Polisson (Born 1959)	Advisory Board Member, since 2017	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Prior thereto, Vice President, Fidelity Retail Mutual Fund Group from 1996 to 1998 and Risk Management Practice Manager, Fidelity Consulting from 1995 to 1996. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	None
Pamela Wheelock (Born 1959)	Advisory Board Member, since 2017	Chief Operating Officer, Twin Cities Habitat for Humanity, since January, 2017. Vice President of University Services, University of Minnesota from 2012 to 2017. Prior thereto, Interim President and Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2010 to 2011, Chairman of the Board from 2009 to 2011 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently on the Board of Directors, Governance Committee and Finance Committee, for the Minnesota Philanthropy Partners (Saint Paul Foundation) since 2012 and Board Chair of the Minnesota Wild Foundation since 2010.	None

34	Wells Fargo Diversified Income Builder Fund	Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank, N.A. from 1996 to 2013.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 76 funds and Assistant Treasurer of 76 funds in the Fund Complex.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargofunds.com.

Other information (unaudited)	Wells Fargo Diversified Income Builder Fund	35

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at an in-person meeting held on May 16-17, 2017 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Diversified Income Builder Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2017, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2017. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Funds Management, a summary of certain organizational and personnel changes involving Funds Management and the Sub-Adviser, and a description of Funds Management’s and the Sub-Adviser’s business continuity planning programs and of their approaches to data privacy and cybersecurity. The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2016. The Board considered these results in comparison to the performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board

36	Wells Fargo Diversified Income Builder Fund	Other information (unaudited)

received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the performance of the Fund (Class A) was higher than the average performance of the Universe for all periods under review. The Board also noted that the performance of the Fund was higher than its benchmark, the Diversified Income Builder Blended Index, for the three-year period under review, but lower than its benchmark for the all other periods under review.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than or in range of the median net operating expense ratios of the expense Groups for all share classes.

The Board took into account the Fund performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than or in range of the sum of these average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. However, given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole. The Board also received and considered information concerning the profitability of the Sub-Adviser from providing services to the fund family as a whole, noting that the Sub-Adviser’s profitability information with respect to providing services to the Fund was subsumed in the Wells Fargo and Funds Management profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management or Wells Fargo from its services to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that in addition to management fee breakpoints, competitive management fee rates set at the outset without regard to

Other information (unaudited)	Wells Fargo Diversified Income Builder Fund	37

breakpoints and fee waiver and expense reimbursement arrangements are means of sharing potential economies of scale with shareholders of the Fund. The Board considered Funds Management’s view, which Funds Management indicated was supported by independent third-party industry studies which were summarized for the Board, that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

38	Wells Fargo Diversified Income Builder Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
CLO	— Collateralized loan obligation
CLP	— Chilean peso
COP	— Colombian peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
PJSC	— Public Joint Stock Company
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: fundservice@wellsfargo.com

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals:
1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is a trade name used by the asset management businesses of Wells Fargo & Company. Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the funds. The funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA, an affiliate of Wells Fargo & Company. Neither Wells Fargo Funds Distributor nor Wells Fargo Funds Management holds fund shareholder accounts or assets. This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2017 Wells Fargo Funds Management, LLC. All rights reserved.

306430 11-17 A226/AR226 09-17

Annual Report

September 30, 2017

Wells Fargo Index Asset Allocation Fund

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of September 30, 2017, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Index Asset Allocation Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Favorable economic news supported stocks, and interest rates moved higher.

Hiring remained strong, and business and consumer sentiment improved.

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Index Asset Allocation Fund for the 12-month period that ended September 30, 2017. Despite heightened market volatility at times, global stocks generally delivered double-digit results and bond markets had smaller but positive results as well. U.S. and international stocks returned 18.61% and 19.61%, respectively, for the 12-month period, as measured by the S&P 500 Index1 and the MSCI ACWI ex USA Index (Net),2 respectively; within fixed income, the Bloomberg Barclays U.S. Aggregate Bond Index3 returned 0.07% and the Bloomberg Barclays Municipal Bond Index4 returned 0.87% as interest rates rose from low levels.

Election results and central banks’ policies commanded investor attention as 2016 closed.

During the fourth quarter of 2016, investors appeared intent on the prospective outcomes of elections in the U.S. and central-bank actions globally. Following Donald Trump’s election victory, U.S. stocks rallied. Investors appeared optimistic that the new administration would pursue progrowth policies. Favorable economic news supported stocks, and interest rates moved higher. At their mid-December meeting, U.S. Federal Reserve (Fed) officials raised the target interest rate by a quarter percentage point to a range of 0.50% to 0.75%. The fourth quarter also saw the implementation of the U.S. Securities and Exchange Commission’s new rules for money market funds, which included floating net asset values (NAVs) as well as the possibility of liquidity fees and redemption gates for institutional prime and municipal money market funds. In the year leading up to money market fund reform implementation, nearly $1 trillion in assets moved from money market funds subject to floating NAVs into government money market funds, which continued to transact at a stable $1.00 NAV. Outside of the U.S., the prospects for faster U.S. growth appeared to trigger some acceleration in Europe.

Financial markets gained during the first two quarters of 2017 on positive economic data.

Stocks rallied globally through the first quarter of 2017, supported by signs of improvement in the U.S. and global economies. U.S. economic data released during the quarter reflected a healthy economy. Hiring remained strong, and business and consumer sentiment improved. In March, Fed officials raised their target interest rate by a quarter percentage point to a range of 0.75% to 1.00%. With the Fed’s target interest-rate increase, short-term bond yields rose during the quarter. Meanwhile, longer-term Treasury yields were little changed, leading to positive performance. Investment-grade and high-yield bonds benefited from strong demand. Municipal bond returns were positive in the quarter, helped by strong demand and constrained new-issue supply. Outside of the U.S., stocks in emerging markets generally outperformed stocks in the U.S. and international

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[4]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Index Asset Allocation Fund	3

developed markets because they benefited from both global economic growth and recent weakening in the U.S. dollar. Stocks in Asia, Europe, and Latin America also outperformed the U.S. market during the quarter.

Globally, stocks marked continued gains through the second quarter of 2017. Steady, albeit modest, economic growth both in the U.S. and abroad and generally favorable corporate earnings announcements supported higher valuations. U.S. inflation trended lower despite a continued decline in the unemployment rate. Ten-year U.S. Treasury yields declined, resulting in stronger prices for long-term bonds. As was widely expected, the Fed raised the target interest rate in June by a quarter percentage point to a range of 1.00% to 1.25%. In addition, the Fed indicated that it would begin to sell bonds accumulated on its balance sheet during quantitative easing programs conducted since 2008. Later in the third quarter, the Fed confirmed that the initiative to reduce the bonds that it holds likely would begin in October.

Volatility increased during the third quarter of 2017.

Early in July and again in August, volatility expectations increased and then receded—as measured by the CBOE VIX5—amid geopolitical tensions, particularly in Asia, and declining investor optimism following unsuccessful efforts to reform health care laws in the U.S. which suggested to some that President Trump and Congress would be unable to move forward with tax and regulatory reforms.

During the quarter, economic momentum increased in Europe; the European Central Bank held its rates steady at low levels and continued its quantitative easing bond-buying program, which is intended to spark economic activity. The Bank of England suggested it could hike interest rates in November, and the pound gained against other currencies. The Bank of Japan also maintained accommodative policies intended to support business activity and economic growth. In Germany, Angela Merkel was reelected chancellor; in Japan, Prime Minister Shinzo Abe called for snap elections as his popularity increased after North Korea’s aggressive program of missile launches. Both political developments were indicative of the type of political consistency in developed markets that reassure financial markets.

In emerging markets, many countries benefited from stronger currencies versus the U.S. dollar. In addition, commodity prices were on an upward trajectory, which benefited many companies that rely on natural resources for exports.

As the quarter closed, optimism returned as economic growth continued. The second-quarter gross domestic product measure was revised higher from 2.6% annualized to 3.0%. Consumer spending and residential and nonresidential investment increased. While inflation continued to trail the Fed’s targets, expectations remained for an additional short-term interest-rate hike before year-end.

[5]	The Chicago Board Options Exchange Market Volatility Index (CBOE VIX) is a popular measure of the implied volatility of S&P 500 Index options. It represents one measure of the market’s expectation of stock market volatility over the next 30-day period. You cannot invest directly in an index.

4	Wells Fargo Index Asset Allocation Fund	Letter to shareholders (unaudited)

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

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6	Wells Fargo Index Asset Allocation Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term total return, consisting of capital appreciation and current income.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Kandarp R. Acharya, CFA®, FRM

Petros Bocray, CFA®, FRM‡

Christian L. Chan, CFA®

Average annual total returns (%) as of September 30, 20171

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (SFAAX)	11-13-1986	3.65	9.05	5.47	9.99	10.35	6.09	1.10	1.10
Class C (WFALX)	4-1-1998	8.14	9.52	5.31	9.14	9.52	5.31	1.85	1.85
Administrator Class (WFAIX)	11-8-1999	–	–	–	10.20	10.60	6.35	1.02	0.90
Institutional Class (WFATX)	10-31-2016	–	–	–	10.34	10.63	6.37	0.77	0.75
Index Asset Allocation Blended Index[4]	–	–	–	–	10.14	9.89	7.98	–	–
Bloomberg Barclays U.S. Treasury Index[5]	–	–	–	–	(1.67)	1.24	3.71	–	–
S&P 500 Index[6]	–	–	–	–	18.61	14.22	7.44	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Balanced funds may invest in stocks and bonds. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest-rate changes and their impact on the Fund and its share price can be sudden and unpredictable. The use of derivatives may reduce returns and/or increase volatility. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Index Asset Allocation Fund	7

Growth of $10,000 investment as of September 30, 2017[7]

‡	Mr. Bocray became a portfolio manager of the Fund on October 1, 2016.

[1]	Historical performance shown for the Institutional Class shares prior to their inception reflects the performance of the Administrator Class shares, and is not adjusted to reflect the expenses of the Institutional Class shares. If these expenses had been included, returns for Institutional Class shares would be higher.

[2]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[3]	The manager has contractually committed through January 31, 2018, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waivers at 1.15% for Class A, 1.90% for Class C, 0.90% for Administrator Class, and 0.75% for Institutional Class. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the expense cap. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio or the Fund’s Total Annual Fund Operating Expenses After Fee Waivers, as stated in the prospectuses.

[4]	Source: Wells Fargo Funds Management, LLC. Effective April 1, 2015, the Index Asset Allocation Blended Index is weighted 60% in the S&P 500 Index and 40% in the Bloomberg Barclays U.S. Treasury Index. Prior to April 1, 2015, the Index Asset Allocation Blended Index was weighted 60% in the S&P 500 Index and 40% in the Bloomberg Barclays U.S. Treasury 20+ Year Index. You cannot invest directly in an index.

[5]	The Bloomberg Barclays U.S. Treasury Index is an unmanaged index of prices of U.S. Treasury bonds with maturities of 1 to 30 years. You cannot invest directly in an index.

[6]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[7]	The chart compares the performance of Class A shares for the most recent ten years with the Index Asset Allocation Blended Index, the Bloomberg Barclays U.S. Treasury Index, and the S&P 500 Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[8]	The Chicago Board Options Exchange Market Volatility Index (CBOE VIX) is a popular measure of the implied volatility of S&P 500 Index options. It represents one measure of the market’s expectation of stock market volatility over the next 30-day period. You cannot invest directly in an index.

[9]	The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. The MSCI EAFE Index (Net) consists of the following 21 developed markets country indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[10]	The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure large- and mid-cap equity market performance of emerging markets. The MSCI EM Index (Net) consists of the following 24 emerging markets country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the United Arab Emirates. You cannot invest directly in an index.

[11]	The Bloomberg Barclays 20+ Year U.S. Treasury Index is an unmanaged index composed of securities in the U.S. Treasury Index with maturities of 20 years or greater. You cannot invest directly in an index.

[12]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[13]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

[14]	Current target allocation includes the effect of any tactical futures overlay that may be in place. These amounts are subject to change and may have changed since the date specified.

8	Wells Fargo Index Asset Allocation Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund (Class A shares, excluding sales charges) underperformed its benchmark, the Index Asset Allocation Blended Index, for the 12-month period that ended September 30, 2017 after the deduction of the Fund’s fees and expenses. The benchmark does not incur any fees and expenses.

∎	The Fund’s stock and bond allocations performed in line with their respective benchmarks (the S&P 500 Index and the Bloomberg Barclay’s U.S. Treasury Index, respectively).

∎	The Fund’s tactical asset allocation shifts between stocks and bonds and the bond allocation’s duration management contributed to performance.

Markets responded dramatically to the election of President Donald Trump.

The 12-month period that ended September 30, 2017, was marked by political surprises and generally low market volatility. With the U.S. election upset in November 2016, equity and fixed-income markets saw large swings in futures prices during and following the election, the peak of volatility for the one-year period. The months following saw record lows for the CBOE VIX8, which fell as low as 9.36 on July 21, 2017.

Economic indicators in international markets firmed during the year. In the European Union (E.U.), growth rates and inflation numbers ticked up as investor appetite for risk increased. The E.U. and developed international markets saw increased fund inflows for the quarter.

For the period as a whole, the S&P 500 Index posted a return of 18.61%. Developed non-U.S. markets, as measured by the MSCI EAFE Index (Net)9, returned 19.10%. Emerging markets, as measured by the MSCI EM Index (Net)10, posted a 22.46% return.

Longer-duration U.S. government bond prices fell during the period as the yield curve steepened. The Bloomberg Barclays U.S. Treasury Index, a broad measure of U.S. Treasury notes and bonds, lost 1.67% during the 12-month period, with the Bloomberg Barclays 20+ Year U.S. Treasury Index11 losing 6.66%.

Ten largest holdings (%) as of September 30, 2017[12]
Apple Incorporated	2.22
Microsoft Corporation	1.60
Facebook Incorporated Class A	1.13
Amazon.com Incorporated	1.07
Berkshire Hathaway Incorporated Class B	0.99
Johnson & Johnson	0.98
Exxon Mobil Corporation	0.97
JPMorgan Chase & Company	0.94
Alphabet Incorporated Class A	0.81
Alphabet Incorporated Class C	0.81

Duration management and the tactical shifts through the period contributed positively to performance.

The Fund’s stock holdings seek to replicate the holdings of the S&P 500 Index; its bond holdings seek to replicate the holdings of the Bloomberg Barclays U.S. Treasury Index. The Fund’s neutral target allocation is 60% stocks and 40% bonds. As of fiscal year-end, the Fund had an effective target allocation of 60% stocks and 40% bonds.

During the period, the portfolio management team implemented tactical shifts between stocks and bonds in order to adjust the Fund’s effective allocations based on the relative attractiveness of the two asset classes. The allocation changes are implemented as an overlay with futures used as an alternative to holding the underlying asset. The Fund began the period with a neutral equity allocation and lowered bond duration. During the U.S. elections, the team saw equity futures markets dislocate from fundamentals. Through an overnight trade, the team moved the allocation toward equities. This contributed positively to the Fund’s performance. The tactical shifts in equity and bond allocations that the portfolio management team implemented added value through the period.

The futures positions, which lowered the duration of the Fund’s bond allocation, also contributed positively to the portfolio’s performance. In the aftermath of the election, the U.S. Treasury rose dramatically through the end of November 2016. The team then unwound the duration trades in late November and December at a gain. Subsequently, the team tactically reduced the duration of the Fund in February 2017. Then in March and April, the team further reduced the duration of the portfolio. The reduced exposure to longer-term bonds during this period added to performance as longer-duration bond yields rose and prices fell; bond prices and yields move in opposite directions. In light of the historical lows for bond yields, the team continues to view this as a prudent measure in a rising interest-rate environment.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Index Asset Allocation Fund	9

Sector distribution as of September 30, 2017[13]

Neutral target allocation

Current target allocation as of September 30, 2017[14]

Relative to its benchmark, the Fund is neutral toward stocks and bonds.

The Fund’s effective allocation is determined by a combination of inputs from multiple quantitative and qualitative factors. As of the close of the period, the Fund was neutral with regard to stocks relative to bonds and held a lower duration relative to its benchmark. All of the changes to the effective allocation were implemented with futures contracts.

Please see footnotes on page 7.

10	Wells Fargo Index Asset Allocation Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from April 1, 2017 to September 30, 2017.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 4-1-2017	Ending account value 9-30-2017	Expenses paid during the period¹	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,043.91	$5.50	1.07%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.69	$5.43	1.07%
Class C
Actual	$1,000.00	$1,039.55	$9.32	1.82%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.93	$9.21	1.82%
Administrator Class
Actual	$1,000.00	$1,044.90	$4.61	0.90%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.56	$4.56	0.90%
Institutional Class
Actual	$1,000.00	$1,045.40	$3.81	0.74%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.35	$3.76	0.74%

[1]	Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—September 30, 2017	Wells Fargo Index Asset Allocation Fund	11

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities: 0.01%
FNMA Series 2002-T1 Class A4	9.50%	11-25-2031	$52,285	$62,058

Total Agency Securities (Cost $52,745)				62,058

			Shares
Common Stocks: 60.34%

Consumer Discretionary: 7.14%

Auto Components: 0.13%
BorgWarner Incorporated			7,273	372,596
Delphi Automotive plc			9,761	960,482
The Goodyear Tire & Rubber Company			9,180	305,235

				1,638,313

Automobiles: 0.30%
Ford Motor Company			142,488	1,705,581
General Motors Company			47,769	1,928,912
Harley-Davidson Incorporated «			6,250	301,313

				3,935,806

Distributors: 0.07%
Genuine Parts Company			5,365	513,162
LKQ Corporation †			11,261	405,283

				918,445

Diversified Consumer Services: 0.02%
H&R Block Incorporated			7,662	202,890

Hotels, Restaurants & Leisure: 1.07%
Carnival Corporation			14,829	957,509
Chipotle Mexican Grill Incorporated †			905	278,586
Darden Restaurants Incorporated			4,570	360,025
Hilton Worldwide Holdings Incorporated			7,455	517,750
Marriott International Incorporated Class A			11,398	1,256,743
McDonald’s Corporation			29,509	4,623,470
MGM Resorts International			18,743	610,834
Royal Caribbean Cruises Limited			6,245	740,282
Starbucks Corporation			52,665	2,828,637
Wyndham Worldwide Corporation			3,749	395,182
Wynn Resorts Limited			2,914	433,953
Yum! Brands Incorporated			12,587	926,529

				13,929,500

Household Durables: 0.26%
D.R. Horton Incorporated			12,446	496,969
Garmin Limited «			4,051	218,632
Leggett & Platt Incorporated			4,820	230,059
Lennar Corporation Class A			7,419	391,723
Mohawk Industries Incorporated †			2,301	569,521

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Index Asset Allocation Fund	Portfolio of investments—September 30, 2017

Security name	Shares	Value

Household Durables (continued)
Newell Rubbermaid Incorporated	17,924	$764,817
PulteGroup Incorporated	10,138	277,072
Whirlpool Corporation	2,661	490,795

		3,439,588

Internet & Direct Marketing Retail: 1.60%
Amazon.com Incorporated †	14,477	13,917,464
Expedia Incorporated	4,474	643,988
Netflix Incorporated †	15,805	2,866,237
The Priceline Group Incorporated †	1,786	3,269,845
TripAdvisor Incorporated †	3,940	159,688

		20,857,222

Leisure Products: 0.05%
Hasbro Incorporated	4,147	405,037
Mattel Incorporated	12,378	191,611

		596,648

Media: 1.72%
CBS Corporation Class B	13,232	767,456
Charter Communications Incorporated Class A †	7,344	2,668,956
Comcast Corporation Class A	172,170	6,625,102
Discovery Communications Incorporated Class A †	5,591	119,032
Discovery Communications Incorporated Class C †	7,381	149,539
DISH Network Corporation Class A †	8,320	451,194
Interpublic Group of Companies Incorporated	14,348	298,295
News Corporation Class A	13,966	185,189
News Corporation Class B	4,449	60,729
Omnicom Group Incorporated	8,412	623,077
Scripps Networks Interactive Incorporated Class A	3,499	300,529
The Walt Disney Company	56,357	5,555,109
Time Warner Incorporated	28,395	2,909,068
Twenty-First Century Fox Incorporated Class A	38,305	1,010,486
Twenty-First Century Fox Incorporated Class B	15,956	411,505
Viacom Incorporated Class B	12,810	356,630

		22,491,896

Multiline Retail: 0.26%
Dollar General Corporation	9,448	765,760
Dollar Tree Incorporated †	8,603	746,912
Kohl’s Corporation	6,123	279,515
Macy’s Incorporated	11,003	240,085
Nordstrom Incorporated	4,232	199,539
Target Corporation	19,784	1,167,454

		3,399,265

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—September 30, 2017	Wells Fargo Index Asset Allocation Fund	13

Security name	Shares	Value

Specialty Retail: 1.28%
Advance Auto Parts Incorporated	2,676	$265,459
AutoZone Incorporated †	1,015	604,037
Best Buy Company Incorporated	9,643	549,265
CarMax Incorporated †	6,679	506,335
Foot Locker Incorporated	4,771	168,035
L Brands Incorporated	9,031	375,780
Lowe’s Companies Incorporated	30,753	2,458,395
O’Reilly Automotive Incorporated †	3,211	691,553
Ross Stores Incorporated	14,278	921,930
Signet Jewelers Limited	2,186	145,478
The Gap Incorporated	7,998	236,181
The Home Depot Incorporated	42,924	7,020,649
The TJX Companies Incorporated	23,229	1,712,674
Tiffany & Company	3,714	340,871
Tractor Supply Company	4,590	290,501
ULTA Beauty Incorporated †	2,132	481,960

		16,769,103

Textiles, Apparel & Luxury Goods: 0.38%
Coach Incorporated	10,293	414,602
HanesBrands Incorporated «	13,252	326,529
Michael Kors Holdings Limited †	5,534	264,802
Nike Incorporated Class B	47,798	2,478,326
PVH Corporation	2,823	355,867
Ralph Lauren Corporation	2,018	178,169
Under Armour Incorporated Class A «†	6,677	110,037
Under Armour Incorporated Class C «†	6,737	101,190
VF Corporation	11,912	757,246

		4,986,768

Consumer Staples: 4.97%

Beverages: 1.21%
Brown-Forman Corporation Class B	7,153	388,408
Constellation Brands Incorporated Class A	6,268	1,250,153
Dr Pepper Snapple Group Incorporated	6,652	588,502
Molson Coors Brewing Company Class B	6,725	549,029
Monster Beverage Corporation †	15,155	837,314
PepsiCo Incorporated	52,164	5,812,635
The Coca-Cola Company	140,278	6,313,913

		15,739,954

Food & Staples Retailing: 1.07%
Costco Wholesale Corporation	15,922	2,615,825
CVS Health Corporation	37,127	3,019,168
Sysco Corporation	17,773	958,853
The Kroger Company	32,698	655,922
Wal-Mart Stores Incorporated	53,169	4,154,626
Walgreens Boots Alliance Incorporated	33,479	2,585,248

		13,989,642

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Index Asset Allocation Fund	Portfolio of investments—September 30, 2017

Security name	Shares	Value

Food Products: 0.75%
Archer Daniels Midland Company	20,537	$873,028
Campbell Soup Company	7,062	330,643
ConAgra Foods Incorporated	15,160	511,498
General Mills Incorporated	21,137	1,094,051
Hormel Foods Corporation «	9,863	316,997
Kellogg Company	9,093	567,130
McCormick & Company Incorporated	4,337	445,150
Mondelez International Incorporated Class A	54,945	2,234,064
The Hershey Company	5,156	562,881
The J.M. Smucker Company	4,159	436,404
The Kraft Heinz Company	21,812	1,691,521
Tyson Foods Incorporated Class A	10,586	745,784

		9,809,151

Household Products: 1.03%
Church & Dwight Company Incorporated	9,138	442,736
Colgate-Palmolive Company	32,172	2,343,730
Kimberly-Clark Corporation	12,911	1,519,366
The Clorox Company	4,711	621,428
The Procter & Gamble Company	93,029	8,463,778

		13,391,038

Personal Products: 0.09%
Coty Incorporated Class A	17,263	285,357
The Estee Lauder Companies Incorporated Class A	8,183	882,455

		1,167,812

Tobacco: 0.82%
Altria Group Incorporated	70,124	4,447,264
Philip Morris International	56,806	6,306,034

		10,753,298

Energy: 3.68%

Energy Equipment & Services: 0.51%
Baker Hughes Incorporated	15,665	573,652
Halliburton Company	31,724	1,460,256
Helmerich & Payne Incorporated «	3,976	207,189
National Oilwell Varco Incorporated	13,890	496,290
Schlumberger Limited	50,869	3,548,621
TechnipFMC plc †	16,070	448,674

		6,734,682

Oil, Gas & Consumable Fuels: 3.17%
Anadarko Petroleum Corporation	20,513	1,002,060
Andeavor Corporation	5,269	543,497
Apache Corporation	13,916	637,353
Cabot Oil & Gas Corporation	16,784	448,972
Chesapeake Energy Corporation «†	33,278	143,095

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—September 30, 2017	Wells Fargo Index Asset Allocation Fund	15

Security name	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Chevron Corporation	69,324	$8,145,570
Cimarex Energy Company	3,488	396,481
Concho Resources Incorporated †	5,442	716,820
ConocoPhillips	44,508	2,227,625
Devon Energy Corporation	19,400	712,174
EOG Resources Incorporated	21,112	2,042,375
EQT Corporation	6,304	411,273
Exxon Mobil Corporation	154,876	12,696,734
Hess Corporation	9,869	462,757
Kinder Morgan Incorporated	70,120	1,344,902
Marathon Oil Corporation	31,090	421,580
Marathon Petroleum Corporation	18,514	1,038,265
Newfield Exploration Company †	7,323	217,273
Noble Energy Incorporated	17,782	504,298
Occidental Petroleum Corporation	27,996	1,797,623
ONEOK Incorporated	13,858	767,872
Phillips 66 Company	15,729	1,440,934
Pioneer Natural Resources Company	6,223	918,141
Range Resources Corporation	8,330	163,018
The Williams Companies Incorporated	30,257	908,013
Valero Energy Corporation	16,156	1,242,881

		41,351,586

Financials: 8.83%

Banks: 3.90%
Bank of America Corporation	358,244	9,077,903
BB&T Corporation	29,456	1,382,665
Citigroup Incorporated	99,750	7,255,815
Citizens Financial Group Incorporated	18,312	693,475
Comerica Incorporated	6,445	491,496
Fifth Third Bancorp	26,918	753,166
Huntington Bancshares Incorporated	39,954	557,758
JPMorgan Chase & Company	128,650	12,287,362
KeyCorp	39,762	748,321
M&T Bank Corporation	5,548	893,450
People’s United Financial Incorporated	12,570	228,020
PNC Financial Services Group Incorporated	17,505	2,359,149
Regions Financial Corporation	43,689	665,383
SunTrust Banks Incorporated	17,542	1,048,485
US Bancorp	58,145	3,115,991
Wells Fargo & Company (l)	164,057	9,047,744
Zions Bancorporation	7,399	349,085

		50,955,268

Capital Markets: 1.82%
Affiliated Managers Group Incorporated	2,055	390,101
Ameriprise Financial Incorporated	5,484	814,429
Bank of New York Mellon Corporation	37,710	1,999,384
BlackRock Incorporated	4,524	2,022,635

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Index Asset Allocation Fund	Portfolio of investments—September 30, 2017

Security name	Shares	Value

Capital Markets (continued)
CBOE Holdings Incorporated	4,119	$443,328
CME Group Incorporated	12,406	1,683,246
E*TRADE Financial Corporation †	10,033	437,539
Franklin Resources Incorporated	12,028	535,366
Intercontinental Exchange Incorporated	21,512	1,477,874
Invesco Limited	14,881	521,430
Moody’s Corporation	6,067	844,587
Morgan Stanley	51,577	2,484,464
Northern Trust Corporation	7,846	721,283
Raymond James Financial Incorporated	4,693	395,761
S&P Global Incorporated	9,378	1,465,875
State Street Corporation	13,658	1,304,885
T. Rowe Price Group Incorporated	8,821	799,624
The Charles Schwab Corporation	43,435	1,899,847
The Goldman Sachs Group Incorporated	13,139	3,116,439
The NASDAQ OMX Group Incorporated	4,267	330,991

		23,689,088

Consumer Finance: 0.45%
American Express Company	26,893	2,432,741
Capital One Financial Corporation	17,685	1,497,212
Discover Financial Services	13,610	877,573
Navient Corporation	10,010	150,350
Synchrony Financial	27,389	850,428

		5,808,304

Diversified Financial Services: 1.01%
Berkshire Hathaway Incorporated Class B †	70,336	12,893,996
Leucadia National Corporation	11,591	292,673

		13,186,669

Insurance: 1.65%
AFLAC Incorporated	14,435	1,174,865
American International Group Incorporated	32,961	2,023,476
Aon plc	9,307	1,359,753
Arthur J. Gallagher & Company	6,582	405,122
Assurant Incorporated	1,966	187,792
Brighthouse Financial Incorporated †	3,510	213,408
Chubb Limited	16,994	2,422,495
Cincinnati Financial Corporation	5,456	417,766
Everest Reinsurance Group Limited	1,489	340,073
Lincoln National Corporation	8,104	595,482
Loews Corporation	10,083	482,572
Marsh & McLennan Companies Incorporated	18,743	1,570,851
MetLife Incorporated	38,801	2,015,712
Principal Financial Group Incorporated	9,805	630,854
Prudential Financial Incorporated	15,574	1,655,828
The Allstate Corporation	13,187	1,212,017
The Hartford Financial Services Group Incorporated	13,302	737,330

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—September 30, 2017	Wells Fargo Index Asset Allocation Fund	17

Security name	Shares	Value

Insurance (continued)
The Progressive Corporation	21,288	$1,030,765
The Travelers Companies Incorporated	10,072	1,234,021
Torchmark Corporation	3,953	316,596
Unum Group	8,247	421,669
Willis Towers Watson plc	4,901	755,881
XL Group Limited	9,398	370,751

		21,575,079

Health Care: 8.75%

Biotechnology: 1.92%
AbbVie Incorporated	57,687	5,126,067
Alexion Pharmaceuticals Incorporated †	8,074	1,132,701
Amgen Incorporated	26,577	4,955,282
Biogen Incorporated	7,691	2,408,206
Celgene Corporation †	28,634	4,175,410
Gilead Sciences Incorporated	47,670	3,862,223
Incyte Corporation †	6,197	723,438
Regeneron Pharmaceuticals Incorporated †	2,797	1,250,595
Vertex Pharmaceuticals Incorporated †	9,196	1,398,160

		25,032,082

Health Care Equipment & Supplies: 1.69%
Abbott Laboratories	63,574	3,392,309
Align Technology Incorporated †	2,640	491,753
Baxter International Incorporated	18,340	1,150,835
Becton Dickinson & Company	8,294	1,625,209
Boston Scientific Corporation †	50,220	1,464,917
C.R. Bard Incorporated	2,651	849,646
Danaher Corporation	22,289	1,911,950
Dentsply Sirona Incorporated	8,394	502,045
Edwards Lifesciences Corporation †	7,700	841,687
Hologic Incorporated †	10,200	374,238
IDEXX Laboratories Incorporated †	3,190	496,013
Intuitive Surgical Incorporated †	1,363	1,425,534
Medtronic plc	49,525	3,851,559
ResMed Incorporated	5,185	399,038
Stryker Corporation	11,746	1,668,167
The Cooper Companies Incorporated	1,789	424,190
Varian Medical Systems Incorporated	3,353	335,501
Zimmer Biomet Holdings Incorporated	7,388	865,061

		22,069,652

Health Care Providers & Services: 1.64%
Aetna Incorporated	12,060	1,917,661
AmerisourceBergen Corporation	5,882	486,736
Anthem Incorporated	9,555	1,814,303
Cardinal Health Incorporated	11,512	770,383
Centene Corporation †	6,284	608,103
Cigna Corporation	9,181	1,716,296

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Index Asset Allocation Fund	Portfolio of investments—September 30, 2017

Security name	Shares	Value

Health Care Providers & Services (continued)
DaVita HealthCare Partners Incorporated †	5,588	$331,871
Envision Healthcare Corporation †	4,405	198,005
Express Scripts Holding Company †	20,971	1,327,884
HCA Holdings Incorporated †	10,548	839,515
Henry Schein Incorporated †	5,768	472,918
Humana Incorporated	5,270	1,283,930
Laboratory Corporation of America Holdings †	3,713	560,552
McKesson Corporation	7,656	1,176,038
Patterson Companies Incorporated	3,004	116,105
Quest Diagnostics Incorporated	4,975	465,859
UnitedHealth Group Incorporated	35,308	6,915,072
Universal Health Services Incorporated Class B	3,210	356,117

		21,357,348

Health Care Technology: 0.06%
Cerner Corporation †	11,443	816,115

Life Sciences Tools & Services: 0.50%
Agilent Technologies Incorporated	11,736	753,451
Illumina Incorporated †	5,317	1,059,146
Mettler-Toledo International Incorporated †	939	587,964
PerkinElmer Incorporated	4,033	278,156
Quintiles Transnational Holdings Incorporated †	5,533	526,022
Thermo Fisher Scientific Incorporated	14,633	2,768,564
Waters Corporation †	2,928	525,635

		6,498,938

Pharmaceuticals: 2.94%
Allergan plc	12,087	2,477,231
Bristol-Myers Squibb Company	59,738	3,807,700
Eli Lilly & Company	35,416	3,029,485
Johnson & Johnson	98,100	12,753,981
Merck & Company Incorporated	99,810	6,390,834
Mylan NV †	19,457	610,366
Perrigo Company plc	4,830	408,860
Pfizer Incorporated	218,510	7,800,807
Zoetis Incorporated	17,918	1,142,452

		38,421,716

Industrials: 6.18%

Aerospace & Defense: 1.51%
Arconic Incorporated	14,167	352,475
General Dynamics Corporation	10,203	2,097,533
L-3 Technologies Incorporated	2,874	541,548
Lockheed Martin Corporation	9,153	2,840,084
Northrop Grumman Corporation	6,417	1,846,299
Raytheon Company	10,614	1,980,360
Rockwell Collins Incorporated	5,923	774,195
Textron Incorporated	9,698	522,528

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—September 30, 2017	Wells Fargo Index Asset Allocation Fund	19

Security name	Shares	Value

Aerospace & Defense (continued)
The Boeing Company	20,336	$5,169,615
TransDigm Group Incorporated	1,779	454,801
United Technologies Corporation	27,053	3,140,312

		19,719,750

Air Freight & Logistics: 0.45%
C.H. Robinson Worldwide Incorporated	5,131	390,469
Expeditors International of Washington Incorporated	6,594	394,717
FedEx Corporation	8,997	2,029,543
United Parcel Service Incorporated Class B	25,102	3,014,499

		5,829,228

Airlines: 0.30%
Alaska Air Group Incorporated	4,489	342,376
American Airlines Group Incorporated	15,768	748,822
Delta Air Lines Incorporated	24,282	1,170,878
Southwest Airlines Company	20,098	1,125,086
United Continental Holdings Incorporated †	9,369	570,385

		3,957,547

Building Products: 0.22%
A.O. Smith Corporation	5,340	317,356
Allegion plc	3,470	300,051
Fortune Brands Home & Security Incorporated	5,596	376,219
Johnson Controls International plc	34,054	1,372,036
Masco Corporation	11,612	452,984

		2,818,646

Commercial Services & Supplies: 0.18%
Cintas Corporation	3,119	450,009
Republic Services Incorporated	8,369	552,856
Stericycle Incorporated †	3,102	222,165
Waste Management Incorporated	14,780	1,156,831

		2,381,861

Construction & Engineering: 0.05%
Fluor Corporation	5,102	214,794
Jacobs Engineering Group Incorporated	4,397	256,213
Quanta Services Incorporated †	5,510	205,909

		676,916

Electrical Equipment: 0.34%
Acuity Brands Incorporated	1,529	261,887
AMETEK Incorporated	8,459	558,632
Eaton Corporation plc	16,291	1,250,986
Emerson Electric Company	23,426	1,472,090
Rockwell Automation Incorporated	4,695	836,696

		4,380,291

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Index Asset Allocation Fund	Portfolio of investments—September 30, 2017

Security name	Shares	Value

Industrial Conglomerates: 1.31%
3M Company	21,803	$4,576,450
General Electric Company	317,959	7,688,249
Honeywell International Incorporated	27,802	3,940,655
Roper Industries Incorporated	3,733	908,612

		17,113,966

Machinery: 0.99%
Caterpillar Incorporated	21,615	2,695,607
Cummins Incorporated	5,743	964,996
Deere & Company	11,690	1,468,147
Dover Corporation	5,689	519,918
Flowserve Corporation	4,766	202,984
Fortive Corporation	11,162	790,158
Illinois Tool Works Incorporated	11,334	1,676,979
Ingersoll-Rand plc	9,291	828,478
Paccar Incorporated	12,832	928,267
Parker-Hannifin Corporation	4,884	854,798
Pentair plc	6,045	410,818
Snap-on Incorporated	2,102	313,219
Stanley Black & Decker Incorporated	5,613	847,395
Xylem Incorporated	6,560	410,853

		12,912,617

Professional Services: 0.17%
Equifax Incorporated	4,437	470,278
IHS Markit Limited †	13,265	584,721
Nielsen Holdings plc	12,304	510,001
Robert Half International Incorporated	4,619	232,520
Verisk Analytics Incorporated †	5,683	472,769

		2,270,289

Road & Rail: 0.56%
CSX Corporation	33,172	1,799,913
J.B. Hunt Transport Services Incorporated	3,120	346,570
Kansas City Southern	3,843	417,657
Norfolk Southern Corporation	10,496	1,387,991
Union Pacific Corporation	29,114	3,376,351

		7,328,482

Trading Companies & Distributors: 0.10%
Fastenal Company	10,513	479,183
United Rentals Incorporated †	3,091	428,845
W.W. Grainger Incorporated «	1,917	344,581

		1,252,609

Information Technology: 14.00%

Communications Equipment: 0.60%
Cisco Systems Incorporated	182,517	6,138,047
F5 Networks Incorporated †	2,320	279,699

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—September 30, 2017	Wells Fargo Index Asset Allocation Fund	21

Security name	Shares	Value

Communications Equipment (continued)
Harris Corporation	4,386	$577,548
Juniper Networks Incorporated	13,887	386,475
Motorola Solutions Incorporated	5,937	503,873

		7,885,642

Electronic Equipment, Instruments & Components: 0.25%
Amphenol Corporation Class A	11,159	944,498
Corning Incorporated	32,944	985,684
FLIR Systems Incorporated	5,037	195,990
TE Connectivity Limited	12,910	1,072,305

		3,198,477

Internet Software & Services: 2.90%
Akamai Technologies Incorporated †	6,253	304,646
Alphabet Incorporated Class A †	10,860	10,574,599
Alphabet Incorporated Class C †	10,999	10,549,251
eBay Incorporated †	36,315	1,396,675
Facebook Incorporated Class A †	86,176	14,724,893
VeriSign Incorporated «†	3,139	333,958

		37,884,022

IT Services: 2.41%
Accenture plc Class A	22,582	3,050,151
Alliance Data Systems Corporation	1,757	389,263
Automatic Data Processing Incorporated	16,222	1,773,389
Cognizant Technology Solutions Corporation Class A	21,556	1,563,672
CSRA Incorporated	5,958	192,265
DXC Technology Company	10,378	891,263
Fidelity National Information Services Incorporated	12,177	1,137,210
Fiserv Incorporated †	7,708	994,024
Gartner Incorporated †	3,316	412,544
Global Payments Incorporated	5,548	527,226
International Business Machines Corporation	31,603	4,584,963
MasterCard Incorporated Class A	34,128	4,818,874
Paychex Incorporated	11,695	701,232
PayPal Holdings Incorporated †	41,234	2,640,213
The Western Union Company	16,997	326,342
Total System Services Incorporated	6,114	400,467
Visa Incorporated Class A	66,648	7,014,036

		31,417,134

Semiconductors & Semiconductor Equipment: 2.25%
Advanced Micro Devices Incorporated «†	29,400	374,850
Analog Devices Incorporated	13,438	1,157,952
Applied Materials Incorporated	38,873	2,024,895
Broadcom Limited	14,810	3,592,017
Intel Corporation	171,239	6,520,781
KLA-Tencor Corporation	5,739	608,334
Lam Research Corporation	5,942	1,099,508

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Index Asset Allocation Fund	Portfolio of investments—September 30, 2017

Security name	Shares	Value

Semiconductors & Semiconductor Equipment (continued)
Microchip Technology Incorporated «	8,506	$763,669
Micron Technology Incorporated †	40,634	1,598,135
NVIDIA Corporation	21,862	3,908,270
Qorvo Incorporated †	4,599	325,057
QUALCOMM Incorporated	53,946	2,796,561
Skyworks Solutions Incorporated	6,634	676,005
Texas Instruments Incorporated	36,215	3,246,313
Xilinx Incorporated	9,108	645,120

		29,337,467

Software: 3.06%
Activision Blizzard Incorporated	27,446	1,770,541
Adobe Systems Incorporated †	18,031	2,689,865
Ansys Incorporated †	3,108	381,445
Autodesk Incorporated †	8,007	898,866
CA Incorporated	11,520	384,538
Cadence Design Systems Incorporated †	10,246	404,410
Citrix Systems Incorporated	5,259	403,996
Electronic Arts Incorporated †	11,263	1,329,710
Intuit Incorporated	8,904	1,265,615
Microsoft Corporation	280,510	20,895,190
Oracle Corporation	110,060	5,321,401
Red Hat Incorporated †	6,467	716,932
Salesforce.com Incorporated †	24,932	2,329,147
Symantec Corporation	22,544	739,669
Synopsys Incorporated †	5,488	441,949

		39,973,274

Technology Hardware, Storage & Peripherals: 2.53%
Apple Incorporated	187,953	28,967,316
Hewlett Packard Enterprise Company	59,741	878,790
HP Incorporated	60,977	1,217,101
NetApp Incorporated	9,841	430,642
Seagate Technology plc	10,689	354,554
Western Digital Corporation	10,814	934,330
Xerox Corporation	7,783	259,096

		33,041,829

Materials: 1.80%

Chemicals: 1.34%
Air Products & Chemicals Incorporated	7,975	1,205,980
Albemarle Corporation	4,047	551,647
CF Industries Holdings Incorporated	8,453	297,207
DowDupont Incorporated	85,057	5,888,496
Eastman Chemical Company	5,290	478,692
Ecolab Incorporated	9,498	1,221,538
FMC Corporation	4,904	437,976
International Flavors & Fragrances Incorporated	2,885	412,295
LyondellBasell Industries NV Class A	11,861	1,174,832

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—September 30, 2017	Wells Fargo Index Asset Allocation Fund	23

Security name	Shares	Value

Chemicals (continued)
Monsanto Company	16,057	$1,923,950
PPG Industries Incorporated	9,386	1,019,883
Praxair Incorporated	10,467	1,462,659
The Mosaic Company	12,719	274,603
The Sherwin-Williams Company	3,001	1,074,478

		17,424,236

Construction Materials: 0.08%
Martin Marietta Materials Incorporated	2,290	472,267
Vulcan Materials Company	4,833	578,027

		1,050,294

Containers & Packaging: 0.22%
Avery Dennison Corporation	3,235	318,130
Ball Corporation	12,846	530,540
International Paper Company	15,111	858,607
Packaging Corporation of America	3,441	394,614
Sealed Air Corporation	6,919	295,580
WestRock Company	9,264	525,547

		2,923,018

Metals & Mining: 0.16%
Freeport-McMoRan Incorporated †	49,250	691,470
Newmont Mining Corporation	19,462	730,020
Nucor Corporation	11,685	654,827

		2,076,317

Real Estate: 1.80%

Equity REITs: 1.77%
Alexandria Real Estate Equities Incorporated	3,416	406,402
American Tower Corporation	15,633	2,136,718
Apartment Investment & Management Company Class A	5,742	251,844
AvalonBay Communities Incorporated	5,040	899,237
Boston Properties Incorporated	5,630	691,814
Crown Castle International Corporation	14,793	1,479,004
Digital Realty Trust Incorporated	7,478	884,872
Duke Realty Corporation	13,002	374,718
Equinix Incorporated	2,838	1,266,599
Equity Residential	13,390	882,803
Essex Property Trust Incorporated	2,406	611,196
Extra Space Storage Incorporated	4,607	368,191
Federal Realty Investment Trust	2,633	327,045
GGP Incorporated	22,792	473,390
HCP Incorporated	17,110	476,171
Host Hotels & Resorts Incorporated	27,028	499,748
Iron Mountain Incorporated	9,641	375,035
Kimco Realty Corporation	15,516	303,338
Mid-America Apartment Communities Incorporated	4,148	443,338

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Index Asset Allocation Fund	Portfolio of investments—September 30, 2017

Security name	Shares	Value

Equity REITs (continued)
Prologis Incorporated	19,435	$1,233,345
Public Storage Incorporated	5,465	1,169,455
Realty Income Corporation	10,004	572,129
Regency Centers Corporation	5,397	334,830
SBA Communications Corporation †	4,390	632,380
Simon Property Group Incorporated	11,309	1,820,862
SL Green Realty Corporation	3,622	366,981
The Macerich Company	3,966	218,011
UDR Incorporated	9,780	371,933
Ventas Incorporated	13,004	846,951
Vornado Realty Trust	6,284	483,114
Welltower Incorporated	13,466	946,390
Weyerhaeuser Company	27,554	937,663

		23,085,507

Real Estate Management & Development: 0.03%
CBRE Group Incorporated Class A †	10,984	416,074

Telecommunication Services: 1.31%

Diversified Telecommunication Services: 1.31%
AT&T Incorporated	224,972	8,812,153
CenturyLink Incorporated «	19,932	376,715
Level 3 Communications Incorporated †	10,696	569,990
Verizon Communications Incorporated	149,488	7,398,161

		17,157,019

Utilities: 1.88%

Electric Utilities: 1.18%
Alliant Energy Corporation	8,445	351,059
American Electric Power Company Incorporated	17,945	1,260,457
Duke Energy Corporation	25,487	2,138,869
Edison International	11,917	919,635
Entergy Corporation	6,553	500,387
Eversource Energy	11,566	699,049
Exelon Corporation	35,074	1,321,238
FirstEnergy Corporation	16,219	500,032
NextEra Energy Incorporated	17,073	2,502,048
PG&E Corporation	18,705	1,273,623
Pinnacle West Capital Corporation	4,075	344,582
PPL Corporation	24,942	946,549
The Southern Company	36,402	1,788,794
Xcel Energy Incorporated	18,521	876,414

		15,422,736

Independent Power & Renewable Electricity Producers: 0.04%
AES Corporation	24,093	265,505
NRG Energy Incorporated	11,063	283,102

		548,607

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—September 30, 2017	Wells Fargo Index Asset Allocation Fund	25

Security name			Shares	Value

Multi-Utilities: 0.62%
Ameren Corporation			8,864	$512,694
CenterPoint Energy Incorporated			15,707	458,801
CMS Energy Corporation			10,289	476,586
Consolidated Edison Incorporated			11,302	911,845
Dominion Resources Incorporated			23,450	1,804,009
DTE Energy Company			6,549	703,101
NiSource Incorporated			11,871	303,779
Public Service Enterprise Group Incorporated			18,471	854,284
SCANA Corporation			5,216	252,924
Sempra Energy			9,159	1,045,317
WEC Energy Group Incorporated			11,512	722,723

				8,046,063

Water Utilities: 0.04%
American Water Works Company Incorporated			6,521	527,614

Total Common Stocks (Cost $421,677,596)				787,570,398

	Interest rate	Maturity date	Principal
Non-Agency Mortgage-Backed Securities: 0.00%
Citigroup Mortgage Loan Trust Incorporated Series 2004-HYB4 Class AA (1 Month LIBOR +0.33%) ±	1.57%	12-25-2034	$14,478	13,411

Total Non-Agency Mortgage-Backed Securities (Cost $14,478)				13,411

		Expiration date	Shares
Rights: 0.00%

Consumer Staples: 0.00%

Food & Staples Retailing: 0.00%
Safeway Casa Ley Contingent Value Rights †(a)		1-30-2018	6,765	0
Safeway PDC LLC Contingent Value Rights †(a)		1-30-2018	6,765	115

Total Rights (Cost $7,056)				115

		Maturity date	Principal
U.S. Treasury Securities: 38.72%
U.S. Treasury Bond	2.75	8-15-2042	$1,340,000	1,323,093
U.S. Treasury Bond	2.75	11-15-2042	1,781,000	1,756,929
U.S. Treasury Bond	2.88	5-15-2043	2,534,000	2,552,609
U.S. Treasury Bond	3.00	5-15-2042	904,000	934,545
U.S. Treasury Bond	3.13	11-15-2041	846,000	894,513
U.S. Treasury Bond	3.13	2-15-2042	1,066,000	1,126,754
U.S. Treasury Bond	3.13	2-15-2043	1,783,000	1,880,020
U.S. Treasury Bond	3.38	5-15-2044	2,936,000	3,234,417
U.S. Treasury Bond	3.50	2-15-2039	731,000	824,888
U.S. Treasury Bond	3.63	8-15-2043	2,200,000	2,522,609
U.S. Treasury Bond	3.63	2-15-2044	2,898,000	3,328,059
U.S. Treasury Bond	3.75	8-15-2041	929,000	1,085,152
U.S. Treasury Bond	3.75	11-15-2043	2,870,000	3,361,824
U.S. Treasury Bond	3.88	8-15-2040	946,000	1,124,447

The accompanying notes are an integral part of these financial statements.

26	Wells Fargo Index Asset Allocation Fund	Portfolio of investments—September 30, 2017

Security name	Interest rate	Maturity date	Principal	Value

U.S. Treasury Securities (continued)
U.S. Treasury Bond	4.25%	5-15-2039	$681,000	$851,436
U.S. Treasury Bond	4.25	11-15-2040	977,000	1,225,410
U.S. Treasury Bond	4.38	2-15-2038	381,000	483,900
U.S. Treasury Bond	4.38	11-15-2039	757,000	962,809
U.S. Treasury Bond	4.38	5-15-2040	1,078,000	1,373,313
U.S. Treasury Bond	4.38	5-15-2041	842,000	1,076,346
U.S. Treasury Bond	4.50	2-15-2036	837,000	1,076,003
U.S. Treasury Bond	4.50	5-15-2038	428,000	552,521
U.S. Treasury Bond	4.50	8-15-2039	721,000	931,808
U.S. Treasury Bond	4.63	2-15-2040	1,276,000	1,678,538
U.S. Treasury Bond	4.75	2-15-2037	264,000	350,398
U.S. Treasury Bond	4.75	2-15-2041	1,084,000	1,455,524
U.S. Treasury Bond	5.00	5-15-2037	375,000	512,256
U.S. Treasury Bond	5.25	11-15-2028	479,000	614,093
U.S. Treasury Bond	5.25	2-15-2029	349,000	449,065
U.S. Treasury Bond	5.38	2-15-2031	752,000	1,006,446
U.S. Treasury Bond	5.50	8-15-2028	369,000	480,334
U.S. Treasury Bond	6.13	11-15-2027	525,000	705,694
U.S. Treasury Bond	6.13	8-15-2029	293,000	406,286
U.S. Treasury Bond	6.25	5-15-2030	478,000	678,069
U.S. Treasury Bond	6.38	8-15-2027	224,000	304,675
U.S. Treasury Bond	6.88	8-15-2025	224,000	299,994
U.S. Treasury Note	0.63	4-30-2018	1,753,000	1,746,568
U.S. Treasury Note	0.63	6-30-2018	1,609,000	1,601,144
U.S. Treasury Note	0.75	1-31-2018	1,502,000	1,499,926
U.S. Treasury Note	0.75	2-28-2018	3,204,000	3,198,243
U.S. Treasury Note	0.75	3-31-2018	1,422,000	1,418,778
U.S. Treasury Note	0.75	4-15-2018	1,350,000	1,346,415
U.S. Treasury Note	0.75	4-30-2018	1,588,000	1,583,405
U.S. Treasury Note	0.75	7-31-2018	1,717,000	1,708,952
U.S. Treasury Note	0.75	8-31-2018	1,718,000	1,708,470
U.S. Treasury Note	0.75	9-30-2018	1,732,000	1,721,513
U.S. Treasury Note	0.75	10-31-2018	1,732,000	1,720,295
U.S. Treasury Note	0.75	2-15-2019	1,392,000	1,379,276
U.S. Treasury Note	0.75	7-15-2019	1,583,000	1,563,089
U.S. Treasury Note	0.75	8-15-2019	1,584,000	1,562,963
U.S. Treasury Note	0.88	1-31-2018	1,231,000	1,229,803
U.S. Treasury Note	0.88	3-31-2018	1,577,000	1,574,039
U.S. Treasury Note	0.88	5-31-2018	1,585,000	1,580,976
U.S. Treasury Note	0.88	7-15-2018	1,294,000	1,289,501
U.S. Treasury Note	0.88	10-15-2018	1,390,000	1,382,670
U.S. Treasury Note	0.88	4-15-2019	1,460,000	1,447,453
U.S. Treasury Note	0.88	5-15-2019	1,466,000	1,452,657
U.S. Treasury Note	0.88	6-15-2019	1,485,000	1,470,556
U.S. Treasury Note	0.88	7-31-2019	811,000	802,478
U.S. Treasury Note	0.88	9-15-2019	1,550,000	1,531,896
U.S. Treasury Note	1.00	2-15-2018	1,336,000	1,335,108
U.S. Treasury Note	1.00	3-15-2018	1,338,000	1,336,743
U.S. Treasury Note	1.00	5-15-2018	1,328,000	1,326,133
U.S. Treasury Note	1.00	5-31-2018	1,878,000	1,874,699

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—September 30, 2017	Wells Fargo Index Asset Allocation Fund	27

Security name	Interest rate	Maturity date	Principal	Value

U.S. Treasury Securities (continued)
U.S. Treasury Note	1.00%	8-15-2018	$1,291,000	$1,287,167
U.S. Treasury Note	1.00	9-15-2018	1,292,000	1,287,458
U.S. Treasury Note	1.00	11-30-2018	1,540,000	1,532,962
U.S. Treasury Note	1.00	3-15-2019	1,383,000	1,374,680
U.S. Treasury Note	1.00	6-30-2019	622,000	617,214
U.S. Treasury Note	1.00	8-31-2019	1,842,000	1,825,739
U.S. Treasury Note	1.00	9-30-2019	1,695,000	1,679,109
U.S. Treasury Note	1.00	10-15-2019	1,596,000	1,580,102
U.S. Treasury Note	1.00	11-15-2019	1,433,000	1,417,830
U.S. Treasury Note	1.00	11-30-2019	1,985,000	1,963,754
U.S. Treasury Note	1.13	6-15-2018	1,326,000	1,324,498
U.S. Treasury Note	1.13	1-15-2019	1,444,000	1,438,641
U.S. Treasury Note	1.13	1-31-2019	1,783,000	1,776,105
U.S. Treasury Note	1.13	2-28-2019	1,815,000	1,807,627
U.S. Treasury Note	1.13	5-31-2019	690,000	686,442
U.S. Treasury Note	1.13	12-31-2019	1,247,000	1,236,186
U.S. Treasury Note	1.13	3-31-2020	1,987,000	1,965,578
U.S. Treasury Note	1.13	4-30-2020	1,330,000	1,315,038
U.S. Treasury Note	1.13	2-28-2021	3,264,000	3,199,485
U.S. Treasury Note	1.13	6-30-2021	3,343,000	3,264,648
U.S. Treasury Note	1.13	7-31-2021	2,232,000	2,176,985
U.S. Treasury Note	1.13	8-31-2021	2,233,000	2,175,692
U.S. Treasury Note	1.13	9-30-2021	2,188,000	2,129,796
U.S. Treasury Note	1.25	10-31-2018	1,759,000	1,756,389
U.S. Treasury Note	1.25	11-15-2018	1,370,000	1,367,592
U.S. Treasury Note	1.25	11-30-2018	1,654,000	1,651,157
U.S. Treasury Note	1.25	12-15-2018	1,363,000	1,360,604
U.S. Treasury Note	1.25	12-31-2018	1,788,000	1,784,648
U.S. Treasury Note	1.25	1-31-2019	1,335,000	1,331,975
U.S. Treasury Note	1.25	3-31-2019	1,834,000	1,829,128
U.S. Treasury Note	1.25	4-30-2019	586,000	584,260
U.S. Treasury Note	1.25	5-31-2019	1,787,000	1,781,276
U.S. Treasury Note	1.25	6-30-2019	1,790,000	1,783,497
U.S. Treasury Note	1.25	8-31-2019	1,790,000	1,782,169
U.S. Treasury Note	1.25	10-31-2019	804,000	799,980
U.S. Treasury Note	1.25	1-31-2020	3,442,000	3,418,605
U.S. Treasury Note	1.25	2-29-2020	1,745,000	1,732,526
U.S. Treasury Note	1.25	3-31-2021	3,250,000	3,196,426
U.S. Treasury Note	1.25	10-31-2021	2,188,000	2,138,428
U.S. Treasury Note	1.25	7-31-2023	1,829,000	1,748,838
U.S. Treasury Note	1.38	6-30-2018	1,357,000	1,357,795
U.S. Treasury Note	1.38	7-31-2018	1,610,000	1,610,503
U.S. Treasury Note	1.38	9-30-2018	2,875,000	2,874,775
U.S. Treasury Note	1.38	11-30-2018	787,000	786,754
U.S. Treasury Note	1.38	12-31-2018	968,000	967,660
U.S. Treasury Note	1.38	2-28-2019	1,295,000	1,294,089
U.S. Treasury Note	1.38	7-31-2019	1,787,000	1,783,929
U.S. Treasury Note	1.38	12-15-2019	1,651,000	1,645,776
U.S. Treasury Note	1.38	1-15-2020	1,638,000	1,632,113
U.S. Treasury Note	1.38	1-31-2020	2,293,000	2,284,491

The accompanying notes are an integral part of these financial statements.

28	Wells Fargo Index Asset Allocation Fund	Portfolio of investments—September 30, 2017

Security name	Interest rate	Maturity date	Principal	Value

U.S. Treasury Securities (continued)
U.S. Treasury Note	1.38%	2-15-2020	$1,667,000	$1,659,967
U.S. Treasury Note	1.38	2-29-2020	3,442,000	3,427,076
U.S. Treasury Note	1.38	3-31-2020	3,442,000	3,425,462
U.S. Treasury Note	1.38	4-30-2020	3,442,000	3,424,118
U.S. Treasury Note	1.38	5-31-2020	1,380,000	1,372,345
U.S. Treasury Note	1.38	8-31-2020	3,350,000	3,326,314
U.S. Treasury Note	1.38	9-30-2020	3,356,000	3,330,437
U.S. Treasury Note	1.38	10-31-2020	3,178,000	3,151,061
U.S. Treasury Note	1.38	1-31-2021	3,192,000	3,157,586
U.S. Treasury Note	1.38	4-30-2021	3,245,000	3,203,170
U.S. Treasury Note	1.38	5-31-2021	3,248,000	3,203,086
U.S. Treasury Note	1.38	6-30-2023	1,733,000	1,670,382
U.S. Treasury Note	1.38	8-31-2023	1,817,000	1,747,656
U.S. Treasury Note	1.38	9-30-2023	1,778,000	1,708,894
U.S. Treasury Note	1.50	8-31-2018	2,781,000	2,784,259
U.S. Treasury Note	1.50	12-31-2018	1,855,000	1,857,029
U.S. Treasury Note	1.50	1-31-2019	1,716,000	1,717,676
U.S. Treasury Note	1.50	2-28-2019	1,826,000	1,827,569
U.S. Treasury Note	1.50	3-31-2019	645,000	645,680
U.S. Treasury Note	1.50	5-31-2019	2,387,000	2,389,145
U.S. Treasury Note	1.50	10-31-2019	3,442,000	3,441,597
U.S. Treasury Note	1.50	11-30-2019	3,133,000	3,132,143
U.S. Treasury Note	1.50	4-15-2020	1,675,000	1,671,729
U.S. Treasury Note	1.50	5-15-2020	1,678,000	1,674,329
U.S. Treasury Note	1.50	5-31-2020	3,442,000	3,433,798
U.S. Treasury Note	1.50	6-15-2020	1,680,000	1,676,063
U.S. Treasury Note	1.50	7-15-2020	1,683,000	1,678,069
U.S. Treasury Note	1.50	8-15-2020	1,684,000	1,678,672
U.S. Treasury Note	1.50	1-31-2022	1,625,000	1,600,117
U.S. Treasury Note	1.50	2-28-2023	1,635,000	1,592,784
U.S. Treasury Note	1.50	3-31-2023	1,679,000	1,633,942
U.S. Treasury Note	1.50	8-15-2026	4,143,000	3,877,751
U.S. Treasury Note	1.63	3-31-2019	2,104,000	2,109,918
U.S. Treasury Note	1.63	4-30-2019	1,703,000	1,707,657
U.S. Treasury Note	1.63	6-30-2019	2,157,000	2,162,898
U.S. Treasury Note	1.63	7-31-2019	2,128,000	2,133,902
U.S. Treasury Note	1.63	8-31-2019	3,442,000	3,451,546
U.S. Treasury Note	1.63	12-31-2019	3,442,000	3,449,260
U.S. Treasury Note	1.63	3-15-2020	1,667,000	1,669,344
U.S. Treasury Note	1.63	6-30-2020	3,442,000	3,444,151
U.S. Treasury Note	1.63	7-31-2020	3,213,000	3,214,004
U.S. Treasury Note	1.63	11-30-2020	2,166,000	2,162,446
U.S. Treasury Note	1.63	8-15-2022	1,250,000	1,233,643
U.S. Treasury Note	1.63	8-31-2022	2,373,000	2,339,630
U.S. Treasury Note	1.63	11-15-2022	2,108,000	2,074,733
U.S. Treasury Note	1.63	4-30-2023	1,711,000	1,675,109
U.S. Treasury Note	1.63	5-31-2023	1,714,000	1,676,372
U.S. Treasury Note	1.63	10-31-2023	1,824,000	1,777,688
U.S. Treasury Note	1.63	2-15-2026	4,269,000	4,056,717
U.S. Treasury Note	1.63	5-15-2026	4,111,000	3,897,581

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—September 30, 2017	Wells Fargo Index Asset Allocation Fund	29

Security name	Interest rate	Maturity date	Principal	Value

U.S. Treasury Securities (continued)
U.S. Treasury Note	1.75%	10-31-2018	$704,000	$706,640
U.S. Treasury Note	1.75	9-30-2019	3,441,000	3,458,205
U.S. Treasury Note	1.75	10-31-2020	1,585,000	1,589,520
U.S. Treasury Note	1.75	12-31-2020	3,353,000	3,358,501
U.S. Treasury Note	1.75	11-30-2021	2,003,000	1,995,489
U.S. Treasury Note	1.75	2-28-2022	1,637,000	1,628,367
U.S. Treasury Note	1.75	3-31-2022	1,640,000	1,630,198
U.S. Treasury Note	1.75	4-30-2022	1,612,000	1,601,484
U.S. Treasury Note	1.75	5-15-2022	1,448,000	1,439,855
U.S. Treasury Note	1.75	5-31-2022	2,343,000	2,326,892
U.S. Treasury Note	1.75	6-30-2022	2,347,000	2,329,214
U.S. Treasury Note	1.75	9-30-2022	1,771,000	1,754,120
U.S. Treasury Note	1.75	1-31-2023	1,684,000	1,662,950
U.S. Treasury Note	1.75	5-15-2023	3,117,000	3,070,489
U.S. Treasury Note	1.88	6-30-2020	1,888,000	1,902,160
U.S. Treasury Note	1.88	11-30-2021	1,649,000	1,652,027
U.S. Treasury Note	1.88	1-31-2022	2,358,000	2,358,368
U.S. Treasury Note	1.88	2-28-2022	2,348,000	2,347,908
U.S. Treasury Note	1.88	3-31-2022	2,371,000	2,369,333
U.S. Treasury Note	1.88	4-30-2022	2,376,000	2,373,030
U.S. Treasury Note	1.88	5-31-2022	1,795,000	1,792,896
U.S. Treasury Note	1.88	7-31-2022	2,337,000	2,331,158
U.S. Treasury Note	1.88	8-31-2022	1,754,000	1,748,861
U.S. Treasury Note	1.88	10-31-2022	1,650,000	1,643,684
U.S. Treasury Note	1.88	8-31-2024	1,968,000	1,932,099
U.S. Treasury Note	2.00	7-31-2020	1,306,000	1,319,876
U.S. Treasury Note	2.00	9-30-2020	2,093,000	2,114,829
U.S. Treasury Note	2.00	11-30-2020	2,266,000	2,288,483
U.S. Treasury Note	2.00	2-28-2021	2,421,000	2,443,791
U.S. Treasury Note	2.00	5-31-2021	1,559,000	1,572,519
U.S. Treasury Note	2.00	8-31-2021	1,641,000	1,653,500
U.S. Treasury Note	2.00	10-31-2021	1,649,000	1,660,337
U.S. Treasury Note	2.00	11-15-2021	2,485,000	2,503,443
U.S. Treasury Note	2.00	12-31-2021	2,300,000	2,313,477
U.S. Treasury Note	2.00	2-15-2022	1,679,000	1,689,428
U.S. Treasury Note	2.00	7-31-2022	1,778,000	1,784,320
U.S. Treasury Note	2.00	11-30-2022	1,625,000	1,627,539
U.S. Treasury Note	2.00	2-15-2023	3,077,000	3,077,841
U.S. Treasury Note	2.00	4-30-2024	1,930,000	1,914,394
U.S. Treasury Note	2.00	5-31-2024	1,934,000	1,917,304
U.S. Treasury Note	2.00	6-30-2024	1,939,000	1,920,898
U.S. Treasury Note	2.00	2-15-2025	4,486,000	4,422,916
U.S. Treasury Note	2.00	8-15-2025	4,495,000	4,416,162
U.S. Treasury Note	2.00	11-15-2026	4,255,000	4,144,636
U.S. Treasury Note	2.13	8-31-2020	1,477,000	1,497,828
U.S. Treasury Note	2.13	1-31-2021	1,409,000	1,428,264
U.S. Treasury Note	2.13	6-30-2021	1,516,000	1,535,365
U.S. Treasury Note	2.13	8-15-2021	2,440,000	2,470,405
U.S. Treasury Note	2.13	9-30-2021	1,633,000	1,652,328
U.S. Treasury Note	2.13	12-31-2021	1,626,000	1,643,784

The accompanying notes are an integral part of these financial statements.

30	Wells Fargo Index Asset Allocation Fund	Portfolio of investments—September 30, 2017

Security name	Interest rate	Maturity date	Principal	Value

U.S. Treasury Securities (continued)
U.S. Treasury Note	2.13%	6-30-2022	$1,615,000	$1,629,888
U.S. Treasury Note	2.13	12-31-2022	1,678,000	1,689,602
U.S. Treasury Note	2.13	11-30-2023	1,638,000	1,642,415
U.S. Treasury Note	2.13	2-29-2024	1,960,000	1,960,689
U.S. Treasury Note	2.13	3-31-2024	1,961,000	1,960,540
U.S. Treasury Note	2.13	7-31-2024	1,927,000	1,923,161
U.S. Treasury Note	2.13	5-15-2025	4,466,000	4,435,645
U.S. Treasury Note	2.25	7-31-2018	521,000	524,867
U.S. Treasury Note	2.25	3-31-2021	1,440,000	1,465,200
U.S. Treasury Note	2.25	4-30-2021	1,514,000	1,540,377
U.S. Treasury Note	2.25	7-31-2021	2,618,000	2,662,281
U.S. Treasury Note	2.25	12-31-2023	1,886,000	1,902,871
U.S. Treasury Note	2.25	1-31-2024	1,914,000	1,930,075
U.S. Treasury Note	2.25	11-15-2024	4,492,000	4,512,705
U.S. Treasury Note	2.25	11-15-2025	4,512,000	4,509,885
U.S. Treasury Note	2.25	2-15-2027	3,006,000	2,986,508
U.S. Treasury Note	2.25	8-15-2027	1,586,000	1,574,477
U.S. Treasury Note	2.38	5-31-2018	621,000	625,439
U.S. Treasury Note	2.38	6-30-2018	795,000	801,118
U.S. Treasury Note	2.38	12-31-2020	1,317,000	1,345,449
U.S. Treasury Note	2.38	8-15-2024	4,465,000	4,526,219
U.S. Treasury Note	2.38	5-15-2027	4,355,000	4,371,163
U.S. Treasury Note	2.50	8-15-2023	2,662,000	2,729,798
U.S. Treasury Note	2.50	5-15-2024	4,360,000	4,457,589
U.S. Treasury Note	2.63	1-31-2018	861,000	865,089
U.S. Treasury Note	2.63	4-30-2018	657,000	662,158
U.S. Treasury Note	2.63	8-15-2020	3,367,000	3,461,828
U.S. Treasury Note	2.63	11-15-2020	5,315,000	5,469,467
U.S. Treasury Note	2.75	2-28-2018	756,000	760,784
U.S. Treasury Note	2.75	2-15-2019	1,365,000	1,389,527
U.S. Treasury Note	2.75	11-15-2023	3,936,000	4,089,596
U.S. Treasury Note	2.75	2-15-2024	3,410,000	3,540,406
U.S. Treasury Note	2.88	3-31-2018	858,000	864,902
U.S. Treasury Note	3.13	5-15-2019	1,768,000	1,815,653
U.S. Treasury Note	3.13	5-15-2021	1,657,000	1,737,326
U.S. Treasury Note	3.38	11-15-2019	3,180,000	3,303,970
U.S. Treasury Note	3.50	2-15-2018	1,278,000	1,288,885
U.S. Treasury Note	3.50	5-15-2020	2,864,000	3,005,858
U.S. Treasury Note	3.63	8-15-2019	1,545,000	1,606,257
U.S. Treasury Note	3.63	2-15-2020	2,648,000	2,776,159
U.S. Treasury Note	3.63	2-15-2021	2,765,000	2,939,649
U.S. Treasury Note	3.75	11-15-2018	1,505,000	1,544,036
U.S. Treasury Note	3.88	5-15-2018	689,000	700,034
U.S. Treasury Note	4.00	8-15-2018	788,000	805,976
U.S. Treasury Note	6.00	2-15-2026	445,000	573,024
U.S. Treasury Note	6.25	8-15-2023	378,000	465,988
U.S. Treasury Note	6.50	11-15-2026	296,000	399,184
U.S. Treasury Note	6.63	2-15-2027	215,000	293,794
U.S. Treasury Note	6.75	8-15-2026	221,000	301,000
U.S. Treasury Note	7.13	2-15-2023	260,000	328,067

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—September 30, 2017	Wells Fargo Index Asset Allocation Fund	31

Security name	Interest rate	Maturity date	Principal	Value

U.S. Treasury Securities (continued)
U.S. Treasury Note	7.25%	8-15-2022	$261,000	$325,557
U.S. Treasury Note	7.50	11-15-2024	240,000	325,163
U.S. Treasury Note	7.63	11-15-2022	140,000	178,659
U.S. Treasury Note	7.63	2-15-2025	216,000	296,738
U.S. Treasury Note	7.88	2-15-2021	180,000	216,302
U.S. Treasury Note	8.00	11-15-2021	511,000	636,554
U.S. Treasury Note	8.13	8-15-2019	307,000	344,679
U.S. Treasury Note	8.13	5-15-2021	181,000	221,619
U.S. Treasury Note	8.13	8-15-2021	175,000	216,583
U.S. Treasury Note	8.50	2-15-2020	162,000	188,433
U.S. Treasury Note	8.75	5-15-2020	130,000	154,080
U.S. Treasury Note	8.75	8-15-2020	288,000	345,578
U.S. Treasury Note	8.88	2-15-2019	306,000	337,186
U.S. Treasury Note	9.00	11-15-2018	193,000	209,397
U.S. Treasury Note	9.13	5-15-2018	169,000	177,120

Total U.S. Treasury Securities (Cost $505,544,112)				505,410,491

	Yield		Shares
Short-Term Investments: 0.98%

Investment Companies: 0.85%
Securities Lending Cash Investment LLC (l)(r)(u)	1.25		3,363,101	3,363,437
Wells Fargo Government Money Market Fund Select Class (l)(u)	0.92		7,658,402	7,658,402

				11,021,839

			Principal
U.S. Treasury Securities: 0.13%
U.S. Treasury Bill (z)#	0.95	11-30-2017	$1,700,000	1,697,258

Total Short-Term Investments (Cost $12,719,012)				12,719,097

Total investments in securities (Cost $940,014,999)	100.05%	1,305,775,570
Other assets and liabilities, net	(0.05)	(614,805)

Total net assets	100.00%	$1,305,160,765

«	All or a portion of this security is on loan.

†	Non-income-earning security

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

±	Variable rate investment. The rate shown is the rate in effect at period end.

(a)	The security is fair valued in accordance with procedures approved by the Board of Trustees.

(r)	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

(z)	Zero coupon security. The rate represents the current yield to maturity.

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

The accompanying notes are an integral part of these financial statements.

32	Wells Fargo Index Asset Allocation Fund	Portfolio of investments—September 30, 2017

Futures Contracts

Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses
Long
S&P 500 E-Mini Index	11	12-15-2017	$1,361,298	$1,383,855	$22,557	$0
5-Year U.S. Treasury Notes	53	12-29-2017	6,255,575	6,227,500	0	(28,075)
Short
10-Year U.S. Treasury Notes	1,152	12-19-2017	145,758,066	144,360,000	1,398,066	0

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets
Common Stocks
Financials
Banks
Wells Fargo & Company	168,853	2,363	7,159	164,057	$10,774	$1,838,089	$254,268	$9,047,744	0.69%

Short-Term Investments
Investment companies
Securities Lending Cash Investment LLC	2,850,409	50,877,676	50,364,984	3,363,101	265	98	23,373	3,363,437
Wells Fargo Government Money Market Fund Select Class	12,501,900	135,135,323	139,978,821	7,658,402	0	0	116,841	7,658,402

								11,021,839	0.85

Affiliated securities no longer held at end of period					0	0	0	0	0.00

					$11,039	$1,838,187	$394,482	$20,069,583	1.54%

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—September 30, 2017	Wells Fargo Index Asset Allocation Fund	33

Assets
Investments in unaffiliated securities (including $3,285,186 of securities loaned), at value (cost $923,452,963)	$1,285,705,987
Investments in affiliated securities, at value (cost $16,562,036)	20,069,583
Cash	20,836
Receivable for Fund shares sold	1,146,898
Receivable for dividends and interest	3,359,512
Receivable for daily variation margin on open futures contracts	274,265
Receivable for securities lending income	2,152
Prepaid expenses and other assets	354,157

Total assets	1,310,933,390

Liabilities
Payable upon receipt of securities loaned	3,363,075
Payable for Fund shares redeemed	1,099,561
Management fee payable	649,415
Administration fees payable	209,425
Distribution fees payable	96,969
Payable for daily variation margin on open futures contracts	8,893
Accrued expenses and other liabilities	345,287

Total liabilities	5,772,625

Total net assets	$1,305,160,765

NET ASSETS CONSIST OF
Paid-in capital	$957,721,417
Undistributed net investment income	79,910
Accumulated net realized losses on investments	(19,793,681)
Net unrealized gains on investments	367,153,119

Total net assets	$1,305,160,765

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$822,769,286
Shares outstanding – Class A1	25,720,705
Net asset value per share – Class A	$31.99
Maximum offering price per share – Class A2	$33.94
Net assets – Class C	$152,819,735
Shares outstanding – Class C1	7,856,064
Net asset value per share – Class C	$19.45
Net assets – Administrator Class	$268,512,165
Shares outstanding – Administrator Class[1]	8,393,110
Net asset value per share – Administrator Class	$31.99
Net assets – Institutional Class	$61,059,579
Shares outstanding – Institutional Class[1]	1,910,546
Net asset value per share – Institutional Class	$31.96

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

34	Wells Fargo Index Asset Allocation Fund	Statement of operations—year ended September 30, 2017

Investment income
Dividends	$15,691,058
Interest	7,103,767
Income from affiliated securities	394,482

Total investment income	23,189,307

Expenses
Management fee	7,552,100
Administration fees
Class A	1,719,463
Class B	74	[1]
Class C	312,468
Administrator Class	299,199
Institutional Class	51,148	[2]
Shareholder servicing fees
Class A	2,046,980
Class B	88	[1]
Class C	371,985
Administrator Class	573,066
Distribution fees
Class B	265	[1]
Class C	1,115,956
Custody and accounting fees	47,330
Professional fees	35,480
Registration fees	37,433
Shareholder report expenses	49,510
Trustees’ fees and expenses	21,000
Other fees and expenses	962

Total expenses	14,234,507
Less: Fee waivers and/or expense reimbursements	(216,011)

Net expenses	14,018,496

Net investment income	9,170,811

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains on:
Unaffiliated securities	2,605,243
Affiliated securities	11,039
Futures transactions	7,283,681

Net realized gains on investments	9,899,963

Net change in unrealized gains (losses) on:
Unaffiliated securities	95,630,481
Affiliated securities	1,838,187
Futures transactions	1,024,296

Net change in unrealized gains (losses) on investments	98,492,964

Net realized and unrealized gains (losses) on investments	108,392,927

Net increase in net assets resulting from operations	$117,563,738

[1]	For the period from October 1, 2016 to December 5, 2016. Effective at the close of business on December 5, 2016, Class B shares were converted to Class A shares and are no longer offered by the Fund.

[2]	For the period from October 31, 2016 (commencement of class operations) to September 30, 2017

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Index Asset Allocation Fund	35

	Year ended September 30, 2017		Year ended September 30, 2016

Operations
Net investment income		$9,170,811		$7,739,055
Net realized gains on investments		9,899,963		9,092,899
Net change in unrealized gains (losses) on investments		98,492,964		77,072,669

Net increase in net assets resulting from operations		117,563,738		93,904,623

Distributions to shareholders from
Net investment income
Class A		(7,312,513)		(5,683,773)
Class B		0 [1]		(266)
Class C		(70,275)		(93,279)
Administrator Class		(2,579,847)		(1,345,968)
Institutional Class		(568,243)[2]		N/A
Net realized gains
Class A		(7,379,070)		(40,013,880)
Class B		0 [1]		(8,382)
Class C		(1,277,133)		(3,781,718)
Administrator Class		(1,816,976)		(5,677,540)
Institutional Class		(193,189)[2]		N/A

Total distributions to shareholders		(21,197,246)		(56,604,806)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	2,073,618	63,158,800	4,200,951	120,374,602
Class B	0 [1]	0 [1]	15,531	269,837
Class C	2,328,600	43,112,461	4,802,237	84,206,499
Administrator Class	4,249,283	130,093,840	5,938,408	170,655,831
Institutional Class	2,337,480 [2]	71,528,209 [2]	N/A	N/A

		307,893,310		375,506,769

Reinvestment of distributions
Class A	472,960	14,326,956	1,593,398	44,672,620
Class B	0 [1]	0 [1]	338	5,803
Class C	62,398	1,135,663	192,234	3,269,192
Administrator Class	127,144	3,867,648	187,396	5,266,424
Institutional Class	24,813 [2]	761,237 [2]	N/A	N/A

		20,091,504		53,214,039

Payment for shares redeemed
Class A	(4,807,553)	(146,972,158)	(3,450,379)	(99,644,371)
Class B	(11,694)[1]	(213,027)[1]	(12,802)	(225,638)
Class C	(2,145,127)	(40,093,776)	(934,641)	(16,428,230)
Administrator Class	(2,967,092)	(90,263,946)	(2,111,814)	(61,128,010)
Institutional Class	(451,747)[2]	(14,069,406)[2]	N/A	N/A

		(291,612,313)		(177,426,249)

Net increase in net assets resulting from capital share transactions		36,372,501		251,294,559

Total increase in net assets		132,738,993		288,594,376

Net assets
Beginning of period		1,172,421,772		883,827,396

End of period		$1,305,160,765		$1,172,421,772

Undistributed net investment income		$79,910		$1,796,877

[1]	For the period from October 1, 2016 to December 5, 2016. Effective at the close of business on December 5, 2016, Class B shares were converted to Class A shares and are no longer offered by the Fund.

[2]	For the period from October 31, 2016 (commencement of class operations) to September 30, 2017

The accompanying notes are an integral part of these financial statements.

36	Wells Fargo Index Asset Allocation Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
CLASS A	2017	2016	2015	2014	2013
Net asset value, beginning of period	$29.61	$28.72	$28.20	$24.48	$22.17
Net investment income	0.25	0.22	0.27	0.38	0.34
Net realized and unrealized gains (losses) on investments	2.67	2.45	0.76	3.72	2.31

Total from investment operations	2.92	2.67	1.03	4.10	2.65
Distributions to shareholders from
Net investment income	(0.27)	(0.21)	(0.22)	(0.38)	(0.34)
Net realized gains	(0.27)	(1.57)	(0.29)	0.00	0.00

Total distributions to shareholders	(0.54)	(1.78)	(0.51)	(0.38)	(0.34)
Net asset value, end of period	$31.99	$29.61	$28.72	$28.20	$24.48
Total return[1]	9.99%	9.68%	3.62%	16.83%	12.02%
Ratios to average net assets (annualized)
Gross expenses	1.09%	1.10%	1.22%	1.20%	1.18%
Net expenses	1.09%	1.10%	1.15%	1.15%	1.15%
Net investment income	0.79%	0.79%	0.90%	1.42%	1.43%
Supplemental data
Portfolio turnover rate	9%	8%	43%	9%	11%
Net assets, end of period (000s omitted)	$822,769	$828,421	$736,276	$708,873	$657,702

[1]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Index Asset Allocation Fund	37

(For a share outstanding throughout each period)

	Year ended September 30
CLASS C	2017	2016	2015	2014	2013
Net asset value, beginning of period	$17.99	$17.47	$17.20	$14.94	$13.53
Net investment income	0.01	0.01 [1]	0.05	0.11	0.10
Net realized and unrealized gains (losses) on investments	1.62	1.48	0.45	2.27	1.41

Total from investment operations	1.63	1.49	0.50	2.38	1.51
Distributions to shareholders from
Net investment income	(0.01)	(0.02)	(0.05)	(0.12)	(0.10)
Net realized gains	(0.16)	(0.95)	(0.18)	0.00	0.00

Total distributions to shareholders	(0.17)	(0.97)	(0.23)	(0.12)	(0.10)
Net asset value, end of period	$19.45	$17.99	$17.47	$17.20	$14.94
Total return[2]	9.14%	8.86%	2.86%	15.96%	11.20%
Ratios to average net assets (annualized)
Gross expenses	1.84%	1.85%	1.98%	1.95%	1.93%
Net expenses	1.84%	1.85%	1.90%	1.90%	1.90%
Net investment income	0.04%	0.03%	0.10%	0.67%	0.68%
Supplemental data
Portfolio turnover rate	9%	8%	43%	9%	11%
Net assets, end of period (000s omitted)	$152,820	$136,881	$62,019	$24,093	$19,164

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

38	Wells Fargo Index Asset Allocation Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
ADMINISTRATOR CLASS	2017	2016	2015	2014	2013
Net asset value, beginning of period	$29.63	$28.75	$28.21	$24.49	$22.18
Net investment income	0.30	0.28	0.35	0.45	0.40
Net realized and unrealized gains (losses) on investments	2.68	2.45	0.76	3.72	2.30

Total from investment operations	2.98	2.73	1.11	4.17	2.70
Distributions to shareholders from
Net investment income	(0.35)	(0.28)	(0.28)	(0.45)	(0.39)
Net realized gains	(0.27)	(1.57)	(0.29)	0.00	0.00

Total distributions to shareholders	(0.62)	(1.85)	(0.57)	(0.45)	(0.39)
Net asset value, end of period	$31.99	$29.63	$28.75	$28.21	$24.49
Total return	10.20%	9.91%	3.89%	17.12%	12.31%
Ratios to average net assets (annualized)
Gross expenses	0.99%	1.02%	1.09%	1.04%	1.02%
Net expenses	0.90%	0.90%	0.90%	0.90%	0.90%
Net investment income	0.96%	0.98%	1.12%	1.68%	1.69%
Supplemental data
Portfolio turnover rate	9%	8%	43%	9%	11%
Net assets, end of period (000s omitted)	$268,512	$206,908	$85,380	$59,783	$34,536

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Index Asset Allocation Fund	39

(For a share outstanding throughout the period)

INSTITUTIONAL CLASS	Period ended September 30, 2017[1]
Net asset value, beginning of period	$29.27
Net investment income	0.35
Net realized and unrealized gains (losses) on investments	3.03

Total from investment operations	3.38
Distributions to shareholders from
Net investment income	(0.42)
Net realized gains	(0.27)

Total distributions to shareholders	(0.69)
Net asset value, end of period	$31.96
Total return[2]	11.70%
Ratios to average net assets (annualized)
Gross expenses	0.74%
Net expenses	0.74%
Net investment income	1.08%
Supplemental data
Portfolio turnover rate	9%
Net assets, end of period (000s omitted)	$61,060

[1]	For the period from October 31, 2016 (commencement of class operations) to September 30, 2017

[2]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

40	Wells Fargo Index Asset Allocation Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Index Asset Allocation Fund (the “Fund”) which is a diversified series of the Trust.

Effective at the close of business on December 5, 2016, Class B shares were converted to Class A shares and are no longer offered by the Fund. Information for Class B shares reflected in the financial statements represents activity through December 5, 2016.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities and futures that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Debt securities are valued at the evaluated bid price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities

Notes to financial statements	Wells Fargo Index Asset Allocation Fund	41

lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund is included in income from affiliates securities on the Statement of Operations.

Futures contracts

The Fund is subject to interest rate risk and equity price risk in the normal course of pursuing its investment objectives. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in interest rates and security values. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts. With futures contracts, there is minimal counterparty risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

42	Wells Fargo Index Asset Allocation Fund	Notes to financial statements

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of September 30, 2017, the aggregate cost of all investments for federal income tax purposes was $966,606,049 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$351,706,988
Gross unrealized losses	(11,144,919)
Net unrealized gains	$340,562,069

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. At September 30, 2017, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Undistributed net investment income	Accumulated net realized losses on investments
$(356,900)	$356,900

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

Notes to financial statements	Wells Fargo Index Asset Allocation Fund	43

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of September 30, 2017:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Agency securities	$0	$62,058	$0	$62,058

Common stocks
Consumer discretionary	93,165,444	0	0	93,165,444
Consumer staples	64,850,895	0	0	64,850,895
Energy	48,086,268	0	0	48,086,268
Financials	115,214,408	0	0	115,214,408
Health care	114,195,851	0	0	114,195,851
Industrials	80,642,202	0	0	80,642,202
Information technology	182,737,845	0	0	182,737,845
Materials	23,473,865			23,473,865
Real estate	23,501,581	0	0	23,501,581
Telecommunication services	17,157,019	0	0	17,157,019
Utilities	24,545,020	0	0	24,545,020

Rights
Consumer staples	0	115	0	115

Non-agency mortgage-backed securities	0	13,411	0	13,411

U.S. Treasury securities	505,410,491	0	0	505,410,491

Short-term investments
Investment companies	7,658,402	0	0	7,658,402
U.S. Treasury securities	1,697,258	0	0	1,697,258
Investments measured at net asset value*				3,363,437
	1,302,336,549	75,584	0	1,305,775,570
Futures contracts	274,265	0	0	274,265
Total assets	$1,302,610,814	$75,584	$0	$1,306,049,835
Liabilities
Futures contracts	$8,893	$0	$0	$8,893
Total liabilities	$8,893	$0	$0	$8,893

*	Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities. The Fund’s investment in Securities Lending Cash Investments LLC valued at $3,363,437 does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

Futures contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All other assets and liabilities are reported at their market value at measurement date.

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At September 30, 2017, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo, is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser, providing fund-level administrative services in connection with the Fund’s operations, and providing any other fund-level administrative services reasonably necessary

44	Wells Fargo Index Asset Allocation Fund	Notes to financial statements

for the operation of the Fund. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.65% and declining to 0.48% as the average daily net assets of the Fund increase. For the year ended September 30, 2017, the management fee was equivalent to an annual rate of 0.61% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.15% and declining to 0.10% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee
Class A, Class B, Class C	0.21%
Administrator Class, Institutional Class	0.13

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through January 31, 2018 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.15% for Class A shares, 1.90% for Class C shares, 0.90% for Administrator Class shares, and 0.75% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

During the year ended September 30, 2017, State Street Bank and Trust Company (“State Street”), the Fund’s custodian, reimbursed the Fund $1,111 for certain out-of-pocket expenses that were billed to the Fund in error from 1998-2015. This amount is included in dividend income on the Statement of Operations. In addition, Funds Management was also reimbursed $3,063 by State Street for waivers/reimbursements it made to the Fund to limit Fund expenses during the period the Fund was erroneously billed.

Distribution fees

The Trust has adopted a distribution plan for Class B and Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class B and Class C shares. For the year ended September 30, 2017, Funds Distributor received $95,953 from the sale of Class A shares and $2,308 in contingent deferred sales charges from redemptions of Class C shares. No contingent deferred sales charges were incurred by Class A and Class B shares for the year ended September 30, 2017.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 of the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

Notes to financial statements	Wells Fargo Index Asset Allocation Fund	45

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the year ended September 30, 2017 were as follows:

Purchases at cost		Sales proceeds
U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
$123,052,798	$26,559,415	$62,345,409	$43,686,661

6. DERIVATIVE TRANSACTIONS

During the year ended September 30, 2017, the Fund entered into futures contracts to manage the duration of the portfolio and to gain market exposure to certain asset classes by implementing tactical asset allocation shifts. The Fund had an average notional amount of $17,995,476 and $102,167,829 in long and short futures contracts respectively, during the year ended September 30, 2017.

A summary of the location of derivative instruments on the financial statements by primary risk exposure is outlined following tables.

The fair value of derivative instruments as of September 30, 2017 was as follows for the Fund:

	Asset derivatives			Liability derivatives
	Statement of Assets and Liabilities location	Fair value		Statement of Assets and Liabilities location	Fair value
Equity risk	Receivable for daily variation margin on open futures contracts	$4,265	*	Payable for daily variation margin on open futures contracts	$0	*
Interest rate risk	Receivable for daily variation margin on open futures contracts	270,000	*	Payable for daily variation margin on open futures contracts	8,893	*
		$274,265			$8,893

*	Only the current day’s variation margin as of September 30, 2017 is reported separately on the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended September 30, 2017 was as follows for the Fund:

	Amount of realized gains on derivatives	Change in unrealized gains (losses) on derivatives
Equity risk	$2,029,822	$3,437
Interest rate risk	5,253,859	1,020,859
	$7,283,681	$1,024,296

For certain types of derivative transactions, the Fund has entered into International Swaps and Derivatives Association, Inc. master agreements (“ISDA Master Agreements”) or similar agreements with approved counterparties. The ISDA Master Agreements or similar agreements may have requirements to deliver/deposit securities or cash to/with an exchange or broker-dealer as collateral and allows the Fund to offset, with each counterparty, certain derivative financial instrument’s assets and/or liabilities with collateral held or pledged. Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under ISDA Master Agreements or similar agreements, if any, are reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, are noted in the Portfolio of Investments. With respect to balance sheet offsetting, absent an event of default by the counterparty or a termination of the agreement, the reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities are not offset across transactions between the Fund and the applicable counterparty. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by derivative type, including any collateral exposure, is as follows:

Counterparty	Gross amounts of assets in the Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral received	Net amount of assets
Goldman Sachs	$274,265	$(8,893)	$0	$265,372

46	Wells Fargo Index Asset Allocation Fund	Notes to financial statements

Counterparty	Gross amounts of liabilities in the Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral pledged	Net amount of liabilities
Goldman Sachs	$8,893	$(8,893)	$0	$0

7. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds) and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund. Prior to August 29, 2017, the revolving credit agreement amount was $250,000,000.

For the year ended September 30, 2017, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended September 30, 2017 and September 30, 2016 were as follows:

	Year ended September 30
	2017	2016
Ordinary income	$16,158,411	$16,458,803
Long-term capital gain	5,038,835	40,146,003

As of September 30, 2017, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term gain	Unrealized gains
$2,614,298	$4,262,981	$340,562,069

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Report of independent registered public accounting firm	Wells Fargo Index Asset Allocation Fund	47

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Index Asset Allocation Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of September 30, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2017, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Index Asset Allocation Fund as of September 30, 2017, the results of its operations for the year then ended, changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

November 22, 2017

48	Wells Fargo Index Asset Allocation Fund	Other information (unaudited)

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 96.78% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended September 30, 2017.

Pursuant to Section 852 of the Internal Revenue Code, $5,038,835 was designated as a 20% rate gain distribution for the fiscal year ended September 30, 2017.

Pursuant to Section 854 of the Internal Revenue Code, $15,868,441 of income dividends paid during the fiscal year ended September 30, 2017 has been designated as qualified dividend income (QDI).

For the fiscal year ended September 30, 2017, $3,314,795 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

For the fiscal year ended September 30, 2017, $5,627,533 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

For the fiscal year ended September 30, 2017, 20.25% of the ordinary income distributed was derived from interest on U.S. government.
PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Index Asset Allocation Fund	49

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 152 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Board member of the Forté Foundation (non-profit organization) and the Vincent Memorial Hospital Endowment (non-profit organization), where he serves on the Investment Committee and as a Chair of the Audit Committee. Mr. Ebsworth is a CFA® charterholder.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of Ruth Bancroft Garden (non-profit organization) and an inactive chartered financial analyst.	Asset Allocation Trust
Peter G. Gordon** (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

50	Wells Fargo Index Asset Allocation Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996: Vice Chairman, since 2017	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

**	Peter Gordon is expected to retire on December 31, 2017.

Advisory Board Members

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer	Current other public company or investment company directorships
James G. Polisson (Born 1959)	Advisory Board Member, since 2017	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Prior thereto, Vice President, Fidelity Retail Mutual Fund Group from 1996 to 1998 and Risk Management Practice Manager, Fidelity Consulting from 1995 to 1996. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	None
Pamela Wheelock (Born 1959)	Advisory Board Member, since 2017	Chief Operating Officer, Twin Cities Habitat for Humanity, since January, 2017. Vice President of University Services, University of Minnesota from 2012 to 2017. Prior thereto, Interim President and Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2010 to 2011, Chairman of the Board from 2009 to 2011 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently on the Board of Directors, Governance Committee and Finance Committee, for the Minnesota Philanthropy Partners (Saint Paul Foundation) since 2012 and Board Chair of the Minnesota Wild Foundation since 2010.	None

Other information (unaudited)	Wells Fargo Index Asset Allocation Fund	51

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank, N.A. from 1996 to 2013.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 76 funds and Assistant Treasurer of 76 funds in the Fund Complex.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargofunds.com.

52	Wells Fargo Index Asset Allocation Fund	Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at an in-person meeting held on May 16-17, 2017 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Index Asset Allocation Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2017, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2017. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Funds Management, a summary of certain organizational and personnel changes involving Funds Management and the Sub-Adviser, and a description of Funds Management’s and the Sub-Adviser’s business continuity planning programs and of their approaches to data privacy and cybersecurity. The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2016. The Board considered these results in comparison to the performance of funds in a universe that was determined by

Other information (unaudited)	Wells Fargo Index Asset Allocation Fund	53

Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the performance of the Fund (Administrator Class) was higher than the average performance of the Universe for all periods under review. The Board also noted that the performance of the Fund was higher than its benchmark, the Index Asset Allocation Blended Index, for the one- and five-year periods under review, but lower than its benchmark for the three- and ten-year periods under review.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and to report data with respect to a new share class launched in 2016. The Board also received an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than or in range of the median net operating expense ratios of the expense Groups for all share classes.

The Board took into account the Fund performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than, in range of, or equal to the sum of these average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole. The Board also received and considered information concerning the profitability of the Sub-Adviser from providing services to the fund family as a whole, noting that the Sub-Adviser’s profitability information with respect to providing services to the Fund was subsumed in the Wells Fargo and Funds Management profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of

54	Wells Fargo Index Asset Allocation Fund	Other information (unaudited)

profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management or Wells Fargo from its services to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that in addition to management fee breakpoints, competitive management fee rates set at the outset without regard to breakpoints and fee waiver and expense reimbursement arrangements are means of sharing potential economies of scale with shareholders of the Fund. The Board considered Funds Management’s view, which Funds Management indicated was supported by independent third-party industry studies which were summarized for the Board, that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

List of abbreviations	Wells Fargo Index Asset Allocation Fund	55

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
CLO	— Collateralized loan obligation
CLP	— Chilean peso
COP	— Colombian peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
PJSC	— Public Joint Stock Company
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: fundservice@wellsfargo.com

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is a trade name used by the asset management businesses of Wells Fargo & Company. Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the funds. The funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA, an affiliate of Wells Fargo & Company. Neither Wells Fargo Funds Distributor nor Wells Fargo Funds Management holds fund shareholder accounts or assets. This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2017 Wells Fargo Funds Management, LLC. All rights reserved.

306431 11-17 A227/AR227 09-17

Annual Report

September 30, 2017

Wells Fargo International Bond Fund

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Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of September 30, 2017, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo International Bond Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Favorable economic news supported stocks, and interest rates moved higher.

Hiring remained strong, and business and consumer sentiment improved.

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo International Bond Fund for the 12-month period that ended September 30, 2017. Despite heightened market volatility at times, global stocks generally delivered double-digit results and bond markets had smaller but positive results as well. U.S. and international stocks returned 18.61% and 19.61%, respectively, for the 12-month period, as measured by the S&P 500 Index1 and the MSCI ACWI ex USA Index (Net),2 respectively; within fixed income, the Bloomberg Barclays U.S. Aggregate Bond Index3 returned 0.07% and the Bloomberg Barclays Municipal Bond Index4 returned 0.87% as interest rates rose from low levels.

Election results and central banks’ policies commanded investor attention as 2016 closed.

During the fourth quarter of 2016, investors appeared intent on the prospective outcomes of elections in the U.S. and central-bank actions globally. Following Donald Trump’s election victory, U.S. stocks rallied. Investors appeared optimistic that the new administration would pursue progrowth policies. Favorable economic news supported stocks, and interest rates moved higher. At their mid-December meeting, U.S. Federal Reserve (Fed) officials raised the target interest rate by a quarter percentage point to a range of 0.50% to 0.75%. The fourth quarter also saw the implementation of the U.S. Securities and Exchange Commission’s new rules for money market funds, which included floating net asset values (NAVs) as well as the possibility of liquidity fees and redemption gates for institutional prime and municipal money market funds. In the year leading up to money market fund reform implementation, nearly $1 trillion in assets moved from money market funds subject to floating NAVs into government money market funds, which continued to transact at a stable $1.00 NAV. Outside of the U.S., the prospects for faster U.S. growth appeared to trigger some acceleration in Europe.

Financial markets gained during the first two quarters of 2017 on positive economic data.

Stocks rallied globally through the first quarter of 2017, supported by signs of improvement in the U.S. and global economies. U.S. economic data released during the quarter reflected a healthy economy. Hiring remained strong, and business and consumer sentiment improved. In March, Fed officials raised their target interest rate by a quarter percentage point to a range of 0.75% to 1.00%. With the Fed’s target interest-rate increase, short-term bond yields rose during the quarter. Meanwhile, longer-term Treasury yields were little changed, leading to positive performance. Investment-grade and high-yield bonds benefited from strong demand. Municipal bond returns were positive in the quarter, helped by strong demand and constrained new-issue supply. Outside of the U.S., stocks in emerging markets generally outperformed stocks in the U.S. and international

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[4]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo International Bond Fund	3

developed markets because they benefited from both global economic growth and recent weakening in the U.S. dollar. Stocks in Asia, Europe, and Latin America also outperformed the U.S. market during the quarter.

Globally, stocks marked continued gains through the second quarter of 2017. Steady, albeit modest, economic growth both in the U.S. and abroad and generally favorable corporate earnings announcements supported higher valuations. U.S. inflation trended lower despite a continued decline in the unemployment rate. Ten-year U.S. Treasury yields declined, resulting in stronger prices for long-term bonds. As was widely expected, the Fed raised the target interest rate in June by a quarter percentage point to a range of 1.00% to 1.25%. In addition, the Fed indicated that it would begin to sell bonds accumulated on its balance sheet during quantitative easing programs conducted since 2008. Later in the third quarter, the Fed confirmed that the initiative to reduce the bonds that it holds likely would begin in October.

Volatility increased during the third quarter of 2017.

Early in July and again in August, volatility expectations increased and then receded—as measured by the CBOE VIX5—amid geopolitical tensions, particularly in Asia, and declining investor optimism following unsuccessful efforts to reform health care laws in the U.S. which suggested to some that President Trump and Congress would be unable to move forward with tax and regulatory reforms.

During the quarter, economic momentum increased in Europe; the European Central Bank held its rates steady at low levels and continued its quantitative easing bond-buying program, which is intended to spark economic activity. The Bank of England suggested it could hike interest rates in November, and the pound gained against other currencies. The Bank of Japan also maintained accommodative policies intended to support business activity and economic growth. In Germany, Angela Merkel was reelected chancellor; in Japan, Prime Minister Shinzo Abe called for snap elections as his popularity increased after North Korea’s aggressive program of missile launches. Both political developments were indicative of the type of political consistency in developed markets that reassure financial markets.

In emerging markets, many countries benefited from stronger currencies versus the U.S. dollar. In addition, commodity prices were on an upward trajectory, which benefited many companies that rely on natural resources for exports.

As the quarter closed, optimism returned as economic growth continued. The second-quarter gross domestic product measure was revised higher from 2.6% annualized to 3.0%. Consumer spending and residential and nonresidential investment increased. While inflation continued to trail the Fed’s targets, expectations remained for an additional short-term interest-rate hike before year-end.

[5]	The Chicago Board Options Exchange Market Volatility Index (CBOE VIX) is a popular measure of the implied volatility of S&P 500 Index options. It represents one measure of the market’s expectation of stock market volatility over the next 30-day period. You cannot invest directly in an index.

4	Wells Fargo International Bond Fund	Letter to shareholders (unaudited)

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

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6	Wells Fargo International Bond Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks total return, consisting of income and capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

First International Advisors, LLC

Portfolio managers

Michael Lee

Tony Norris

Alex Perrin

Christopher Wightman

Peter Wilson

Average annual total returns (%) as of September 30, 20171

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (ESIYX)	9-30-2003	(7.18)	(1.90)	2.63	(2.78)	(0.99)	3.10	1.08	1.03
Class C (ESIVX)	9-30-2003	(4.43)	(1.73)	2.34	(3.43)	(1.73)	2.34	1.83	1.78
Class R6 (ESIRX)	11-30-2012	–	–	–	(2.48)	(0.60)	3.45	0.70	0.65
Administrator Class (ESIDX)	7-30-2010	–	–	–	(2.59)	(0.81)	3.28	1.02	0.85
Institutional Class (ESICX)	12-15-1993	–	–	–	(2.48)	(0.66)	3.42	0.75	0.70
Bloomberg Barclays Global Aggregate ex-USD Index (unhedged)[4]	–	–	–	–	(2.42)	(0.73)	2.57	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 4.50%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest-rate changes and their impact on the fund and its share price can be sudden and unpredictable. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. The use of derivatives may reduce returns and/or increase volatility. Securities issued by U.S. government agencies or government-sponsored entities may not be guaranteed by the U.S. Treasury. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to high-yield securities risk and geographic risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo International Bond Fund	7

Growth of $10,000 investment as of September 30, 2017[5]

[1]	Historical performance shown for Class R6 shares prior to their inception reflects the performance of Institutional Class shares and includes the higher expenses applicable to Institutional Class shares. If these expenses had not been included, returns for Class R6 shares would be higher. Historical performance shown for Administrator Class shares prior to their inception reflects the performance of Institutional Class shares and has been adjusted to reflect the higher expenses applicable to Administrator Class shares. Historical performance shown for all classes of the Fund prior to July 12, 2010, is based on the performance of the Fund’s predecessor, Evergreen International Bond Fund.

[2]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[3]	The manager has contractually committed through January 31, 2018, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waivers at the amounts shown. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the expense cap. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio or the Fund’s Total Annual Fund Operating Expenses After Fee Waivers, as stated in the prospectuses.

[4]	The Bloomberg Barclays Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment grade fixed income markets excluding the U.S. dollar denominated debt market. You cannot invest directly in an index.

[5]	The chart compares the performance of Class A shares for the most recent ten years with the Bloomberg Barclays Global Aggregate ex-USD Index (unhedged). The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 4.50%.

[6]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[7]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

8	Wells Fargo International Bond Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund underperformed its benchmark, the Bloomberg Barclays Global Aggregate ex-USD Bond Index (unhedged), in the 12-month period that ended September 30, 2017.

∎	Currency positioning was a drag on performance, largely due to an underweight to the euro. This was partly offset by exposure to the Danish krone. An allocation to the Mexican peso performed well.

∎	Country allocation added to Fund performance, with overweight positions in higher-yielding and emerging bond markets performing well. In particular, Brazil, Mexico, and South Africa outperformed.

Political uncertainty drove higher yields and volatility.

Markets in the last quarter of 2016 were significantly different than markets so far in 2017. The fourth quarter of 2016 was marked by widespread higher yields and volatility and a great deal of investor anxiety. The latter largely was driven by uncertainty over the direction of U.S. policy under the new administration and the number of high-profile eurozone elections scheduled for early 2017. The U.S. dollar traded strongly into year-end and has since been losing ground. Bond yields, particularly on longer-dated paper, also peaked around the start of the year and have subsequently been trending lower. Regarding economic growth, it remains positive but below potential in almost all core markets. Wage growth is particularly weak, which has played a role in keeping inflationary pressures muted.

Ten largest holdings (%) as of September 30, 2017[6]
New Zealand, 4.50%, 4-15-2027	4.55
Poland, 1.50%, 4-25-2020	4.43
Mexico, 7.75%, 11-13-2042	4.31
United States, 1.50%, 8-15-2026	4.23
Malaysia, 3.96%, 9-15-2025	3.91
Singapore, 3.00%, 9-1-2024	2.86
Thailand, 3.85%, 12-12-2025	2.85
United States, 2.00%, 4-30-2024	2.59
Colombia, 7.50%, 8-26-2026	2.53
Italy, 2.20%, 6-1-2027	2.40

Returns (for Class A shares) for the Fund in the 12-month reporting period were negative (-2.78%) due to a torrid fourth quarter in 2016. The U.S. election created a great deal of uncertainty, and fixed-income and currency markets were highly erratic during that period. 2017 has been marked by significantly better performance across global bond markets, and year to date, the Fund (for Class A shares) has returned +10.90%. At the end of 2016, the Fund was underweight the low-yielding Japanese and core European bond markets in order to fund an overweight to a diversified set of higher-yielding names. Chief among these overweights were the bond markets of the United States and Australia, plus a number of emerging markets, including Brazil, Malaysia, Mexico, and South Africa. At the currency level, the Fund was overweight the U.S. dollar and underweight the euro and the sterling. Emerging markets currency exposure was light, with several positions hedged.

There was no change to the Fund’s overarching theme over the past year; we are biased to underweight Japan and core Europe in favor of smaller and more dynamic markets. A position in high-quality Danish mortgages was established in the first quarter of 2017, and holdings in South Korea were reduced to zero as geopolitical risk ramped up. The overweight to the U.S. dollar was closed in the first quarter of 2017, and exposure to emerging markets currencies increased. We judged the multiyear U.S. dollar rally as mature and the U.S. dollar as overvalued. Toward the end of third quarter of 2017, the Fund took profits on some of these positions and select emerging markets currency exposure was rehedged (including the South African rand and the Brazilian real).

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo International Bond Fund	9

Portfolio allocation as of September 30, 2017[7]

Over the past 12 months, country positioning has been a strong value-add for the Fund. Smaller and higher-yielding markets have performed consistently, with positions in Brazil, Mexico, South Africa, and Hungary leading the way. Allocations to the Mexican peso and the Danish krone both added value. The portfolio has run with a below-index duration profile over the reporting period. This largely reflects the Fund’s underweight to Japanese government bonds. In favored markets, such as the U.S. and Mexico, Fund holdings have been in longer-dated paper to take advantage of the flattening of these yield curves.

The underweight to the Japanese bond market has been a modest drag over the 12-month period; the Bank of Japan’s efforts to anchor the yield curve led to the country’s bonds outperforming in the fourth quarter of 2016. Looking only at 2017, the underweight to Japanese bonds has been a positive. The underweight to the euro also detracted from Fund performance, although exposure to the euro-linked Danish krone and Norwegian krone worked as partial offsets.

We expect smaller economies to continue to outperform.

Looking ahead, we see scope for a further unwind of the multiyear U.S. dollar rally. Non-U.S. investment continues to offer good opportunities. The higher real yields and lower debt levels offered by many smaller economies continue to suggest the outperformance of these markets versus the core developed markets. Within developed markets, we remain underweight Japan and core Europe, where nominal yields are negative and real yields even more so. While excessively loose monetary accommodation is starting to be pared back (or at least talked about), central banks still will broadly provide easy money. Positive but modest economic growth and mild inflationary pressures suggest that the backdrop to fixed-income investing remains fairly benign. Geopolitical risk has been rising and needs to be closely watched, but so far, this is having little impact on longer-term investor positioning.

Please see footnotes on page 7.

10	Wells Fargo International Bond Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from April 1, 2017 to September 30, 2017.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 4-1-2017	Ending account value 9-30-2017	Expenses paid during the period¹	Annualized net expense ratio
Class A
Actual	$1,000.00	$914.65	$4.95	1.03%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.89	$5.23	1.03%
Class C
Actual	$1,000.00	$911.63	$8.54	1.78%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.14	$9.00	1.78%
Class R6
Actual	$1,000.00	$916.45	$3.13	0.65%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.80	$3.30	0.65%
Administrator Class
Actual	$1,000.00	$914.88	$4.09	0.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.79	$4.32	0.85%
Institutional Class
Actual	$1,000.00	$915.36	$3.37	0.70%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.55	$3.56	0.70%

[1]	Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—September 30, 2017	Wells Fargo International Bond Fund	11

Security name	Interest rate	Maturity date	Principal	Value

Corporate Bonds and Notes: 4.82%

United States: 4.82%
AbbVie Incorporated (Health Care, Biotechnology)	3.20%	5-14-2026	$900,000	$901,467
Amazon.com Incorporated (Consumer Discretionary, Internet & Direct Marketing Retail) 144A	3.15	8-22-2027	1,675,000	1,681,442
Anheuser-Busch InBev Finance Incorporated (Consumer Staples, Beverages)	3.65	2-1-2026	1,200,000	1,240,950
Apple Incorporated (Information Technology, Technology Hardware, Storage & Peripherals)	2.90	9-12-2027	2,500,000	2,478,035
AT&T Incorporated (Telecommunication Services, Diversified Telecommunication Services)	3.90	8-14-2027	2,750,000	2,753,105
Bat Capital Corporation (Consumer Staples, Tobacco) 144A	3.56	8-15-2027	2,100,000	2,106,390
Discovery Communications Company (Consumer Discretionary, Media)	3.95	3-20-2028	700,000	698,073
Ford Motor Credit Company LLC (Financials, Consumer Finance)	2.46	3-27-2020	1,500,000	1,500,936
Gilead Sciences Incorporated (Health Care, Biotechnology)	2.95	3-1-2027	2,000,000	1,980,573
Goldman Sachs Group Incorporated (Financials, Capital Markets)	3.75	2-25-2026	1,650,000	1,688,518
Johnson & Johnson (Health Care, Pharmaceuticals)	2.95	3-3-2027	2,000,000	2,028,022
JPMorgan Chase & Company (Financials, Banks)	3.30	4-1-2026	2,575,000	2,581,630
Lowe’s Companies Incorporated (Consumer Discretionary, Specialty Retail)	3.10	5-3-2027	700,000	695,739
Microsoft Corporation (Information Technology, Software)	2.40	8-8-2026	2,000,000	1,937,967
Oracle Corporation (Information Technology, Software)	2.65	7-15-2026	1,900,000	1,861,896
Qualcomm Incorporated (Information Technology, Semiconductors & Semiconductor Equipment)	3.25	5-20-2027	2,250,000	2,268,242

Total Corporate Bonds and Notes (Cost $28,488,307)				28,402,985

Foreign Corporate Bonds and Notes @: 13.29%

Australia: 0.19%
General Electric Capital Corporation (Financials, Diversified Financial Services, AUD)	6.00	3-15-2019	1,367,000	1,125,557

Brazil: 0.27%
BRF SA (Consumer Staples, Food Products, BRL) 144A	7.75	5-22-2018	5,137,000	1,601,688

Denmark: 5.96%
Nordea Kredit Realkredit (Financials, Thrifts & Mortgage Finance, DKK)	2.00	10-1-2047	8,087,099	1,283,211
Nordea Kredit Realkredit (Financials, Thrifts & Mortgage Finance, DKK)	2.50	10-1-2047	17,188,865	2,829,662
Nykredit Realkredit AS (Financials, Thrifts & Mortgage Finance, DKK)	2.00	10-1-2047	62,684,281	9,942,770
Nykredit Realkredit AS (Financials, Thrifts & Mortgage Finance, DKK)	2.50	10-1-2047	55,955,099	9,202,542
Realkredit Danmark AS (Financials, Thrifts & Mortgage Finance, DKK)	2.00	10-1-2047	56,837,797	9,015,420
Realkredit Danmark AS (Financials, Thrifts & Mortgage Finance, DKK)	2.50	10-1-2047	17,269,449	2,836,756

				35,110,361

France: 0.18%
Casino Guichard Perrachon SA (Consumer Staples, Food & Staples Retailing, EUR)	4.50	3-7-2024	800,000	1,056,311

Germany: 1.14%
HP Pelzer Holding GmbH (Consumer Discretionary, Auto Components, EUR) 144A	4.13	4-1-2024	550,000	670,067
KfW (Financials, Banks, AUD)	5.00	3-19-2024	6,900,000	6,037,265

				6,707,332

Ireland: 0.27%
GE Capital UK Funding Company (Financials, Capital Markets, GBP)	5.13	5-24-2023	1,000,000	1,591,685

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo International Bond Fund	Portfolio of investments—September 30, 2017

Security name	Interest rate	Maturity date	Principal	Value

Mexico: 0.37%
America Movil SAB de CV (Telecommunication Services, Wireless Telecommunication Services, MXN)	7.13%	12-9-2024	7,250,000	$384,525
Nemak SAB de CV (Consumer Discretionary, Auto Components, EUR)	3.25	3-15-2024	225,000	273,618
Petroleos Mexicanos (Energy, Oil, Gas & Consumable Fuels, MXN) 144A	7.19	9-12-2024	6,532,000	327,855
Sigma Alimentos SA de CV (Consumer Discretionary, Food Products, EUR)	2.63	2-7-2024	950,000	1,190,010

				2,176,008

Netherlands: 0.13%
United Group BV (Telecommunication Services, EUR) 144A	4.50	7-1-2022	625,000	757,162

Norway: 0.98%
Kommunalbanken AS (Financials, Banks, AUD)	5.25	7-15-2024	6,500,000	5,755,395

Philippines: 1.00%
Asian Development Bank (Financials, Banks, AUD)	3.75	3-12-2025	7,231,000	5,904,644

United Kingdom: 1.73%
AA Bond Company Limited (Financials, Diversified Financial Services, GBP)	5.50	7-31-2043	600,000	828,120
Adient Global Holdings Company (Consumer Discretionary, Auto Components, EUR)	3.50	8-15-2024	725,000	886,869
CPUK Finance Limited (Consumer Discretionary, Consumer Finance, GBP)	4.25	2-28-2047	250,000	340,826
FirstGroup plc (Industrials, Road & Rail, GBP)	5.25	11-29-2022	1,300,000	2,002,311
Heathrow Funding Limited (Industrials, Transportation Infrastructure, GBP)	7.13	2-14-2024	1,000,000	1,697,999
Mclaren Finance plc (Financials, Consumer Finance, GBP)	5.00	8-1-2022	800,000	1,084,771
Ocado Group plc (Consumer Discretionary, Internet & Direct Marketing Retail, GBP)	4.00	6-15-2024	550,000	731,124
Tesco plc (Consumer Staples, Food & Staples Retailing, GBP)	6.13	2-24-2022	700,000	1,067,595
Twinkle Pizza plc (Consumer Discretionary, Hotels, Restaurants & Leisure, GBP)	6.63	8-1-2021	700,000	891,071
Vodafone Group plc (Telecommunication Services, Wireless Telecommunication Services, EUR)	2.20	8-25-2026	550,000	693,891

				10,224,577

United States: 1.07%
Albemarle Corporation (Materials, Chemicals, EUR)	1.88	12-8-2021	987,000	1,226,524
Cemex Finance LLC (Financials, Consumer Finance, EUR)	4.63	6-15-2024	900,000	1,154,500
Federal-Mogul LLC (Consumer Staples, Auto Components, EUR)	5.00	7-15-2024	1,125,000	1,313,150
Verizon Communications Incorporated (Telecommunication Services, Diversified Telecommunication Services, EUR)	3.25	2-17-2026	589,000	796,127
VF Corporation (Consumer Discretionary, Textiles, Apparel & Luxury Goods, EUR)	0.63	9-20-2023	1,525,000	1,793,537

				6,283,838

Total Foreign Corporate Bonds and Notes (Cost $76,445,654)				78,294,558

Foreign Government Bonds @: 66.04%
Australian Government Bond Series 138 (AUD)	3.25	4-21-2029	17,050,000	13,778,648
Australian Government Bond Series 144 (AUD)	3.75	4-21-2037	6,800,000	5,652,637
Australian Government Bond Series 148 (AUD)	2.75	11-21-2027	9,500,000	7,387,400
Brazil (BRL)	10.00	1-1-2019	17,855,000	5,820,899
Brazil (BRL)	10.00	1-1-2025	38,640,000	12,530,188
Canada (CAD)	0.50	3-1-2022	7,450,000	5,659,970
Canada (CAD)	1.00	6-1-2027	13,410,000	9,693,031
Canada 144A (CAD)	2.90	6-15-2024	11,000,000	9,142,056

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—September 30, 2017	Wells Fargo International Bond Fund	13

Security name	Interest rate	Maturity date	Principal	Value

Foreign Government Bonds @ (continued)
Colombia (COP)	7.00%	5-4-2022	12,100,000,000	$4,267,657
Colombia (COP)	7.50	8-26-2026	41,100,000,000	14,884,391
France Government Bond (EUR)	0.25	11-25-2026	2,100,000	2,389,969
France Government Bond (EUR)	1.00	5-25-2027	900,000	1,088,222
Hungary (HUF)	1.75	10-26-2022	1,885,000,000	7,332,053
Hungary (HUF)	7.00	6-24-2022	1,665,000,000	8,003,137
India (INR)	7.80	4-11-2021	117,000,000	1,860,615
Indonesia (IDR)	8.38	3-15-2024	22,900,000,000	1,880,718
Indonesia (IDR)	8.38	9-15-2026	45,000,000,000	3,761,972
Italy Buoni Poliennali del Tesoro (EUR)	2.20	6-1-2027	11,850,000	14,124,959
Italy Buoni Poliennali del Tesoro 144A (EUR)	2.70	3-1-2047	5,100,000	5,388,298
Malaysia (MYR)	3.66	10-15-2020	7,650,000	1,824,791
Malaysia (MYR)	3.90	11-30-2026	21,550,000	5,074,434
Malaysia (MYR)	3.96	9-15-2025	97,325,000	23,011,041
Malaysia (MYR)	4.50	4-15-2030	8,950,000	2,150,893
Mexico (MXN)	5.75	3-5-2026	57,500,000	2,944,246
Mexico (MXN)	7.75	11-13-2042	437,000,000	25,422,073
Mexico (MXN)	8.00	11-7-2047	32,000,000	1,917,399
Mexico (MXN)	10.00	12-5-2024	10,850,000	705,488
New Zealand (NZD)	4.50	4-15-2027	33,000,000	26,812,485
Norway 144A¤ (NOK)	0.00	12-20-2017	70,040,000	8,786,109
Norway 144A (NOK)	1.50	2-19-2026	29,600,000	3,723,434
Norway 144A (NOK)	1.75	2-17-2027	106,975,000	13,621,533
Poland (PLN)	1.50	4-25-2020	96,500,000	26,096,520
Poland (PLN)	2.50	7-25-2027	14,550,000	3,698,706
Province of British Columbia (AUD)	4.25	11-27-2024	7,590,000	6,293,373
Province of Ontario (AUD)	6.25	9-29-2020	6,000,000	5,178,418
Queensland Treasury 144A (AUD)	3.25	7-21-2026	15,600,000	12,272,675
Republic of Peru (PEN)	5.70	8-12-2024	5,000,000	1,625,100
Republic of South Africa (ZAR)	7.75	2-28-2023	127,231,000	9,337,400
Republic of South Africa (ZAR)	8.75	2-28-2048	48,500,000	3,239,698
Republic of South Africa (ZAR)	10.50	12-21-2026	85,050,000	7,049,625
Romania (RON)	5.75	4-29-2020	22,600,000	6,318,136
Singapore (SGD)	2.88	9-1-2030	12,900,000	10,080,725
Singapore (SGD)	3.00	9-1-2024	21,440,000	16,857,061
State of New South Wales Australia (AUD)	5.00	8-20-2024	11,250,000	10,029,898
Thailand (THB)	3.85	12-12-2025	500,025,000	16,815,024
Turkey (TRY)	8.70	7-11-2018	3,500,000	960,426
Turkey (TRY)	9.40	7-8-2020	3,500,000	940,092
Turkey (TRY)	10.70	2-17-2021	4,000,000	1,111,439
Turkey (TRY)	11.00	2-24-2027	1,900,000	543,137

Total Foreign Government Bonds (Cost $375,044,352)				389,088,199

U.S. Treasury Securities: 9.76%
U.S. Treasury Bond	3.00	11-15-2045	$7,850,000	8,073,234
U.S. Treasury Note	1.50	8-15-2026	26,600,000	24,896,977
U.S. Treasury Note	2.00	4-30-2024	15,400,000	15,275,477
U.S. Treasury Note	2.38	5-15-2027	9,250,000	9,284,326

Total U.S. Treasury Securities (Cost $57,948,693)				57,530,014

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo International Bond Fund	Portfolio of investments—September 30, 2017

Security name	Interest rate	Maturity date	Principal	Value

Yankee Corporate Bonds and Notes: 2.87%

Cayman Islands: 0.11%
UPCB Finance IV Limited (Financials, Diversified Financial Services) 144A	5.38%	1-15-2025	$600,000	$624,000

France: 0.33%
Danone SA (Consumer Staples, Food Products) 144A	2.95	11-2-2026	2,000,000	1,940,148

Ireland: 0.17%
Ardagh Packaging Finance plc (Financials, Diversified Financial Services) 144A	4.63	5-15-2023	1,000,000	1,027,200

Netherlands: 1.03%
Mubadala Development Company (Energy, Oil, Gas & Consumable Fuels)	5.50	4-20-2021	1,700,000	1,870,510
Myriad International Holdings BV (Consumer Discretionary, Media)	6.00	7-18-2020	1,950,000	2,103,972
Siemens Financieringsmat Company (Financials, Diversified Financial Services) 144A	2.35	10-15-2026	2,200,000	2,080,232

				6,054,714

Spain: 0.13%
Telefonica Emisiones SAU (Telecommunication Services, Diversified Telecommunication Services)	4.10	3-8-2027	750,000	775,634

Switzerland: 0.42%
Credit Suisse Group Funding Limited (Financials, Diversified Financial Services)	3.80	9-15-2022	2,400,000	2,490,513

United Kingdom: 0.68%
BP Capital Markets plc (Financials, Capital Markets)	3.22	4-14-2024	1,625,000	1,660,580
International Game Technology plc (Consumer Discretionary, Hotels, Restaurants & Leisure) 144A	6.25	2-15-2022	1,000,000	1,105,500
Jaguar Land Rover Automobiles plc (Consumer Discretionary, Automobiles) 144A	3.50	3-15-2020	1,200,000	1,213,500

				3,979,580

Total Yankee Corporate Bonds and Notes (Cost $16,442,981)				16,891,789

	Yield		Shares
Short-Term Investments: 1.93%

Investment Companies: 1.93%
Wells Fargo Government Money Market Fund Select Class (l)(u)	0.92		11,375,401	11,375,401

Total Short-Term Investments (Cost $11,375,401)				11,375,401

Total investments in securities (Cost $565,745,388)	98.71%	581,582,946
Other assets and liabilities, net	1.29	7,604,236

Total net assets	100.00%	$589,187,182

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

@	Foreign bond principal is denominated in the local currency of the issuer.

¤	The security is issued in zero coupon form with no periodic interest payments.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—September 30, 2017	Wells Fargo International Bond Fund	15

Forward Foreign Currency Contracts

Currency to be received	Currency to be delivered	Counterparty¤¤	Settlement date	Unrealized gains	Unrealized losses
27,141,720 USD	37,000,000 SGD	State Street Bank	10-16-2017	$0	$(139,788)
5,150,000 PLN	1,399,312 USD	State Street Bank	10-18-2017	11,978	0
1,476,374 USD	19,550,000 ZAR	State Street Bank	10-18-2017	35,896	0
922,226 USD	3,000,000 BRL	State Street Bank	10-18-2017	0	(22,969)
32,000,000 THB	949,611 USD	State Street Bank	10-19-2017	10,037	0
27,800,000 EUR	31,910,091 USD	State Street Bank	10-24-2017	983,562	0
1,078,872 USD	900,000 EUR	State Street Bank	10-24-2017	13,970	0
15,285,144 USD	200,000,000 ZAR	State Street Bank	11-6-2017	593,748	0
14,407,724 USD	19,750,000 NZD	State Street Bank	11-14-2017	154,268	0
7,150,000,000 JPY	65,881,616 USD	State Street Bank	11-15-2017	0	(2,218,491)
1,650,000,000 JPY	15,247,748 USD	State Street Bank	11-15-2017	0	(556,255)
2,960,000,000 JPY	27,251,945 USD	State Street Bank	11-15-2017	0	(896,296)
13,931,445 USD	1,525,000,000 JPY	State Street Bank	11-15-2017	352,943	0
65,000,000 THB	1,966,307 USD	State Street Bank	11-16-2017	0	(16,417)
17,607,276 USD	585,000,000 THB	State Street Bank	11-16-2017	58,273	0
57,331,918 USD	71,500,000 AUD	State Street Bank	11-20-2017	1,279,146	0
5,000,000 PLN	1,392,873 USD	State Street Bank	11-22-2017	0	(22,674)
27,435,219 USD	100,000,000 PLN	State Street Bank	11-22-2017	31,242	0
13,581,684 USD	3,500,000,000 HUF	State Street Bank	11-22-2017	282,372	0
31,000,000 EUR	36,678,115 USD	State Street Bank	11-24-2017	61,755	0
17,279,675 USD	14,325,000 EUR	State Street Bank	11-24-2017	302,299	0
13,432,043 USD	43,000,000 BRL	State Street Bank	11-30-2017	0	(38,536)
13,500,000 GBP	17,896,680 USD	State Street Bank	12-13-2017	232,066	0
1,088,650 USD	800,000 GBP	State Street Bank	12-13-2017	14,354	0
73,000,000 EUR	87,249,527 USD	State Street Bank	12-18-2017	0	(606,907)
6,825,000,000 JPY	62,060,123 USD	State Street Bank	12-19-2017	0	(1,179,992)
14,964,941 USD	1,650,000,000 JPY	State Street Bank	12-19-2017	246,668	0

				$4,664,577	$(5,698,325)

¤¤	Transaction can only be closed with the originating counterparty.

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets
Short-Term Investment

Investment companies
Wells Fargo Government Money Market Fund Select Class	6,152,065	210,250,003	205,026,667	11,375,401	$0	$0	$67,027	$11,375,401	1.93%
Affiliated securities no longer held at end of period					0	0	4,599	0	0.00

					$0	$0	$71,626	11,375,401	1.93%

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo International Bond Fund	Statement of assets and liabilities—September 30, 2017

Assets
Investments in unaffiliated securities, at value (cost $554,369,987)	$570,207,545
Investments in affiliated securities, at value (cost $11,375,401)	11,375,401
Cash	13,194
Foreign currency, at value (cost $2,994,300)	2,929,230
Receivable for Fund shares sold	5,849,233
Receivable for interest	5,596,611
Unrealized gains on forward foreign currency contracts	4,664,577
Prepaid expenses and other assets	227,580

Total assets	600,863,371

Liabilities
Payable for Fund shares redeemed	5,611,571
Unrealized losses on forward foreign currency contracts	5,698,325
Management fee payable	307,467
Administration fees payable	45,941
Distribution fees payable	2,269
Trustees’ fees and expenses payable	4,653
Accrued expenses and other liabilities	5,963

Total liabilities	11,676,189

Total net assets	$589,187,182

NET ASSETS CONSIST OF
Paid-in capital	$609,829,453
Overdistributed net investment income	(27,790,252)
Accumulated net realized losses on investments	(7,610,060)
Net unrealized gains on investments	14,758,041

Total net assets	$589,187,182

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets – Class A	$69,885,038
Shares outstanding – Class A1	6,777,721
Net asset value per share – Class A	$10.31
Maximum offering price per share – Class A2	$10.80
Net assets – Class C	$3,493,346
Shares outstanding – Class C1	349,497
Net asset value per share – Class C	$10.00
Net assets – Class R6	$30,876,018
Shares outstanding – Class R6[1]	2,954,581
Net asset value per share – Class R6	$10.45
Net assets – Administrator Class	$41,044,987
Shares outstanding – Administrator Class[1]	3,963,783
Net asset value per share – Administrator Class	$10.36
Net assets – Institutional Class	$443,887,793
Shares outstanding – Institutional Class[1]	42,567,109
Net asset value per share – Institutional Class	$10.43

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/95.50 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended September 30, 2017	Wells Fargo International Bond Fund	17

Investment income
Interest (net of foreign interest withholding taxes of $161,282)	$21,551,548
Income from affiliated securities	71,626

Total investment income	21,623,174

Expenses
Management fee	3,522,284
Administration fees
Class A	95,354
Class B	42 [1]
Class C	6,566
Class R6	3,288
Administrator Class	42,731
Institutional Class	378,779
Shareholder servicing fees
Class A	148,990
Class B	66 [1]
Class C	10,259
Administrator Class	106,572
Distribution fees
Class B	198 [1]
Class C	30,778
Custody and accounting fees	35,013
Professional fees	66,173
Registration fees	382
Shareholder report expenses	5,459
Trustees’ fees and expenses	25,692
Other fees and expenses	13,139

Total expenses	4,491,765
Less: Fee waivers and/or expense reimbursements	(51,736)

Net expenses	4,440,029

Net investment income	17,183,145

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized losses on:
Unaffiliated securities	(9,854,446)
Forward foreign currency contract transactions	(41,197,119)

Net realized losses on investments	(51,051,565)

Net change in unrealized gains (losses) on:
Unaffiliated securities	11,094,128
Forward foreign currency contract transactions	1,754,245

Net change in unrealized gains (losses) on investments	12,848,373

Net realized and unrealized gains (losses) on investments	(38,203,192)

Net decrease in net assets resulting from operations	$(21,020,047)

[1]	For the period from October 1, 2016 to December 5, 2016. Effective at the close of business on December 5, 2016, Class B shares were converted to Class A shares and are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo International Bond Fund	Statement of changes in net assets

	Year ended September 30, 2017		Year ended September 30, 2016[1]		Year ended October 31, 2015

Operations
Net investment income		$17,183,145		$22,566,834		$39,938,003
Net realized losses on investments		(51,051,565)		(40,208,825)		(103,876,702)
Net change in unrealized gains (losses) on investments		12,848,373		103,284,914		(56,804,032)

Net increase (decrease) in net assets resulting from operations		(21,020,047)		85,642,923		(120,742,731)

Distributions to shareholders from
Net investment income
Class A		0		0		(423,572)
Class R6		0		0		(48,140)
Administrator Class		0		0		(1,661,619)
Institutional Class		0		0		(4,268,266)
Net realized gains
Class A		(739,477)		(400,990)		(287,937)
Class B		0 [2]		(2,261)		(2,272)
Class C		(73,043)		(38,344)		(31,156)
Class R6		(164,164)		(83,111)		(18,411)
Administrator Class		(631,824)		(1,513,668)		(1,004,296)
Institutional Class		(7,408,479)		(3,929,124)		(2,298,056)

Total distributions to shareholders		(9,016,987)		(5,967,498)		(10,043,725)

Capital share transactions	Shares		Shares		Shares
Proceeds from shares sold
Class A	4,929,121	48,322,926	1,868,356	19,443,142	4,376,785	44,490,295
Class B	0 [2]	0 [2]	0	0	2	19
Class C	13,816	133,569	23,455	236,461	29,172	297,439
Class R6	2,528,781	26,142,193	895,392	8,893,640	1,089,162	11,067,245
Administrator Class	2,445,180	24,089,253	4,435,890	44,153,170	7,459,622	76,084,803
Institutional Class	11,245,776	111,148,970	16,131,984	163,749,468	21,605,888	222,681,252

		209,836,911		236,475,881		354,621,053

Reinvestment of distributions
Class A	77,736	729,940	41,796	395,809	66,631	705,372
Class B	0 [2]	0 [2]	202	1,896	185	1,968
Class C	7,033	64,420	3,463	32,237	2,403	25,233
Class R6	17,299	164,164	8,721	83,111	6,273	66,551
Administrator Class	66,753	628,812	158,255	1,500,258	250,106	2,645,484
Institutional Class	690,923	6,543,042	345,507	3,289,229	440,841	4,675,573

		8,130,378		5,302,540		8,120,181

Payment for shares redeemed
Class A	(3,279,695)	(32,478,821)	(5,046,620)	(49,633,874)	(5,719,183)	(57,542,516)
Class B	(16,076)[2]	(153,471)[2]	(25,770)	(256,696)	(41,312)	(422,819)
Class C	(195,882)	(1,864,728)	(222,003)	(2,168,648)	(395,376)	(3,980,181)
Class R6	(740,812)	(7,302,744)	(1,096,795)	(11,289,059)	(279,791)	(2,789,621)
Administrator Class	(3,255,355)	(32,370,616)	(27,263,086)	(278,792,881)	(13,481,584)	(136,684,425)
Institutional Class	(20,326,950)	(201,196,349)	(36,026,612)	(359,679,067)	(28,068,413)	(285,845,548)

		(275,366,729)		(701,820,225)		(487,265,110)

Net decrease in net assets resulting from capital share transactions		(57,399,440)		(460,041,804)		(124,523,876)

Total decrease in net assets		(87,436,474)		(380,366,379)		(255,310,332)

Net assets
Beginning of period		676,623,656		1,056,990,035		1,312,300,367

End of period		$589,187,182		$676,623,656		$1,056,990,035

Overdistributed net investment income		$(27,790,252)		$(383,143)		$(48,221,909)

[1]	For the eleven months ended September 30, 2016. The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 2016.

[2]	For the period from October 1, 2016 to December 5, 2016. Effective at the close of business on December 5, 2016, Class B shares were converted to Class A shares and are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo International Bond Fund	19

(For a share outstanding throughout each period)

	Year ended September 30		Year ended October 31
CLASS A	2017	2016[1]	2015	2014	2013	2012
Net asset value, beginning of period	$10.77	$9.74	$10.84	$11.32	$11.83	$11.85
Net investment income	0.26 [2]	0.24 [2]	0.31 [2]	0.37 [2]	0.36 [2]	0.33 [2]
Net realized and unrealized gains (losses) on investments	(0.57)	0.85	(1.33)	(0.34)	(0.73)	0.08

Total from investment operations	(0.31)	1.09	(1.02)	0.03	(0.37)	0.41
Distributions to shareholders from
Net investment income	0.00	0.00	(0.05)	(0.12)	(0.02)	(0.29)
Net realized gains	(0.15)	(0.06)	(0.03)	(0.39)	(0.12)	(0.14)

Total distributions to shareholders	(0.15)	(0.06)	(0.08)	(0.51)	(0.14)	(0.43)
Net asset value, end of period	$10.31	$10.77	$9.74	$10.84	$11.32	$11.83
Total return[3]	(2.78)%	11.24%	(9.50)%	0.26%	(3.18)%	3.66%
Ratios to average net assets (annualized)
Gross expenses	1.03%	1.08%	1.06%	1.05%	1.05%	1.04%
Net expenses	1.03%	1.03%	1.03%	1.03%	1.03%	1.03%
Net investment income	2.61%	2.64%	3.07%	3.29%	2.93%	2.88%
Supplemental data
Portfolio turnover rate	68%	96%	136%	103%	129%	79%
Net assets, end of period (000s omitted)	$69,885	$54,399	$79,727	$102,624	$113,846	$139,600

[1]	For the eleven months ended September 30, 2016. The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 2016.

[2]	Calculated based upon average shares outstanding

[3]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo International Bond Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30		Year ended October 31
CLASS C	2017	2016[1]	2015	2014	2013	2012
Net asset value, beginning of period	$10.52	$9.58	$10.70	$11.19	$11.76	$11.81
Net investment income	0.18 [2]	0.17 [2]	0.23 [2]	0.28 [2]	0.26 [2]	0.24 [2]
Net realized and unrealized gains (losses) on investments	(0.55)	0.83	(1.32)	(0.34)	(0.71)	0.08

Total from investment operations	(0.37)	1.00	(1.09)	(0.06)	(0.45)	0.32
Distributions to shareholders from
Net investment income	0.00	0.00	0.00	(0.04)	(0.00)[3]	(0.23)
Net realized gains	(0.15)	(0.06)	(0.03)	(0.39)	(0.12)	(0.14)

Total distributions to shareholders	(0.15)	(0.06)	(0.03)	(0.43)	(0.12)	(0.37)
Net asset value, end of period	$10.00	$10.52	$9.58	$10.70	$11.19	$11.76
Total return[4]	(3.43)%	10.49%	(10.21)%	(0.52)%	(3.84)%	2.86%
Ratios to average net assets (annualized)
Gross expenses	1.78%	1.83%	1.81%	1.80%	1.80%	1.79%
Net expenses	1.78%	1.78%	1.78%	1.78%	1.78%	1.78%
Net investment income	1.88%	1.86%	2.33%	2.54%	2.15%	2.12%
Supplemental data
Portfolio turnover rate	68%	96%	136%	103%	129%	79%
Net assets, end of period (000s omitted)	$3,493	$5,520	$6,895	$11,597	$16,097	$23,448

[1]	For the eleven months ended September 30, 2016. The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 2016.

[2]	Calculated based upon average shares outstanding

[3]	Amount is less than $0.005.

[4]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo International Bond Fund	21

(For a share outstanding throughout each period)

	Year ended September 30		Year ended October 31
CLASS R6	2017	2016[1]	2015	2014	2013[2]
Net asset value, beginning of period	$10.88	$9.80	$10.88	$11.36	$11.80
Net investment income	0.30 [3]	0.28 [3]	0.35 [3]	0.42 [3]	0.39 [3]
Net realized and unrealized gains (losses) on investments	(0.58)	0.86	(1.34)	(0.35)	(0.69)

Total from investment operations	(0.28)	1.14	(0.99)	0.07	(0.30)
Distributions to shareholders from
Net investment income	0.00	0.00	(0.06)	(0.16)	(0.02)
Net realized gains	(0.15)	(0.06)	(0.03)	(0.39)	(0.12)

Total distributions to shareholders	(0.15)	(0.06)	(0.09)	(0.55)	(0.14)
Net asset value, end of period	$10.45	$10.88	$9.80	$10.88	$11.36
Total return[4]	(2.48)%	11.69%	(9.18)%	0.60%	(2.52)%
Ratios to average net assets (annualized)
Gross expenses	0.65%	0.70%	0.68%	0.67%	0.68%
Net expenses	0.65%	0.65%	0.65%	0.65%	0.65%
Net investment income	3.01%	3.00%	3.46%	3.64%	3.70%
Supplemental data
Portfolio turnover rate	68%	96%	136%	103%	129%
Net assets, end of period (000s omitted)	$30,876	$12,501	$13,152	$5,729	$2,433

[1]	For the eleven months ended September 30, 2016. The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 2016.

[2]	For the period from November 30, 2012 (commencement of class operations) to October 31, 2013

[3]	Calculated based upon average shares outstanding

[4]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo International Bond Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30		Year ended October 31
ADMINISTRATOR CLASS	2017	2016[1]	2015	2014	2013	2012
Net asset value, beginning of period	$10.80	$9.75	$10.84	$11.32	$11.81	$11.83
Net investment income	0.28 [2]	0.26 [2]	0.33 [2]	0.39 [2]	0.36 [2]	0.35 [2]
Net realized and unrealized gains (losses) on investments	(0.57)	0.85	(1.34)	(0.34)	(0.71)	0.08

Total from investment operations	(0.29)	1.11	(1.01)	0.05	(0.35)	0.43
Distributions to shareholders from
Net investment income	0.00	0.00	(0.05)	(0.14)	(0.02)	(0.31)
Net realized gains	(0.15)	(0.06)	(0.03)	(0.39)	(0.12)	(0.14)

Total distributions to shareholders	(0.15)	(0.06)	(0.08)	(0.53)	(0.14)	(0.45)
Net asset value, end of period	$10.36	$10.80	$9.75	$10.84	$11.32	$11.81
Total return[3]	(2.59)%	11.44%	(9.36)%	0.43%	(2.98)%	3.89%
Ratios to average net assets (annualized)
Gross expenses	0.97%	1.02%	0.99%	0.99%	0.99%	0.97%
Net expenses	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%
Net investment income	2.80%	2.85%	3.26%	3.47%	3.15%	3.04%
Supplemental data
Portfolio turnover rate	68%	96%	136%	103%	129%	79%
Net assets, end of period (000s omitted)	$41,045	$50,825	$266,849	$359,383	$334,778	$294,330

[1]	For the eleven months ended September 30, 2016. The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 2016.

[2]	Calculated based upon average shares outstanding

[3]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo International Bond Fund	23

(For a share outstanding throughout each period)

	Year ended September 30		Year ended October 31
INSTITUTIONAL CLASS	2017	2016[1]	2015	2014	2013	2012
Net asset value, beginning of period	$10.86	$9.79	$10.87	$11.35	$11.82	$11.84
Net investment income	0.29 [2]	0.27 [2]	0.35 [2]	0.41 [2]	0.37	0.36
Net realized and unrealized gains (losses) on investments	(0.57)	0.86	(1.34)	(0.35)	(0.70)	0.09

Total from investment operations	(0.28)	1.13	(0.99)	0.06	(0.33)	0.45
Distributions to shareholders from
Net investment income	0.00	0.00	(0.06)	(0.15)	(0.02)	(0.33)
Net realized gains	(0.15)	(0.06)	(0.03)	(0.39)	(0.12)	(0.14)

Total distributions to shareholders	(0.15)	(0.06)	(0.09)	(0.54)	(0.14)	(0.47)
Net asset value, end of period	$10.43	$10.86	$9.79	$10.87	$11.35	$11.82
Total return[3]	(2.48)%	11.60%	(9.20)%	0.55%	(2.78)%	3.99%
Ratios to average net assets (annualized)
Gross expenses	0.70%	0.75%	0.73%	0.72%	0.72%	0.71%
Net expenses	0.70%	0.70%	0.70%	0.70%	0.70%	0.71%
Net investment income	2.96%	2.95%	3.41%	3.62%	3.26%	3.19%
Supplemental data
Portfolio turnover rate	68%	96%	136%	103%	129%	79%
Net assets, end of period (000s omitted)	$443,888	$553,208	$689,964	$832,072	$1,115,163	$1,270,164

[1]	For the eleven months ended September 30, 2016. The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 2016.

[2]	Calculated based upon average shares outstanding

[3]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo International Bond Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo International Bond Fund (the “Fund”) which is a diversified series of the Trust.

Effective at the close of business on December 5, 2016, Class B shares were converted to Class A shares and are no longer offered by the Fund. Information for Class B shares reflected in the financial statements represents activity through December 5, 2016.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Debt securities are valued at the evaluated bid price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”).

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign

Notes to financial statements	Wells Fargo International Bond Fund	25

withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Forward foreign currency contracts

The Fund is subject to foreign currency risk in the normal course of pursuing its investment objectives. A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on forward foreign currency contract transactions. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The Fund’s maximum risk of loss from counterparty credit risk is the unrealized gains on the contracts. This risk may be mitigated if there is a master netting arrangement between the Fund and the counterparty.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund is included in income from affiliated securities on the Statement of Operations.

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

26	Wells Fargo International Bond Fund	Notes to financial statements

Income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of September 30, 2017, the aggregate cost of all investments for federal income tax purposes was $566,542,883 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$26,838,290
Gross unrealized losses	(12,831,962)
Net unrealized gains	$14,006,328

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent difference causing such reclassifications is due to foreign currency transactions. At September 30, 2017, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Overdistributed net investment income	Accumulated net realized losses on investments
$(44,590,254)	$44,590,254

As of September 30, 2017, the Fund had capital loss carryforwards which consist of $29,235 in short-term capital losses and $41,293 in long-term capital losses.

As of September 30, 2017, the Fund had current year deferred post-October capital losses and a qualified late-year ordinary loss which will both be recognized on the first day of the following fiscal year in the following amounts:

Deferred post-October capital losses		Late-year ordinary losses deferred
Short-term	Long-term
$(5,760,133)	$(1,243,623)	$(27,514,332)

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

Notes to financial statements	Wells Fargo International Bond Fund	27

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of September 30, 2017:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Corporate bonds and notes	$0	$28,402,985	$0	$28,402,985

Foreign corporate bonds and notes	0	78,294,558	0	78,294,558

Foreign government bonds	0	389,088,199	0	389,088,199

U.S. Treasury securities	57,530,014	0	0	57,530,014

Yankee corporate bonds and notes	0	16,891,789	0	16,891,789

Short-term investments
Investment companies	11,375,401	0	0	11,375,401

	68,905,415	512,677,531	0	581,582,946
Forward foreign currency contracts	0	4,664,577	0	4,664,577
Total assets	$68,905,415	$517,342,108	$0	$586,247,523
Liabilities
Forward foreign currency contracts	$0	$5,698,325	$0	$5,698,325
Total liabilities	$0	$5,698,325	$0	$5,698,325

Forward foreign currency contracts are reported at their unrealized gains (losses) at measurement date, which represents the change in the contract’s value from trade date. All other assets and liabilities are reported at their market value at measurement date.

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At September 30, 2017, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo, is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser, providing fund-level administrative services in connection with the Fund’s operations, and providing any other fund-level administrative services reasonably necessary

28	Wells Fargo International Bond Fund	Notes to financial statements

for the operation of the Fund. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.60% and declining to 0.48% as the average daily net assets of the Fund increase. For the year ended September 30, 2017, the management fee was equivalent to an annual rate of 0.60% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. First International Advisors, LLC is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.35% and declining to 0.20% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee
Class A, Class B, Class C	0.16%
Class R6	0.03
Administrator Class	0.10
Institutional Class	0.08

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through January 31, 2018 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.03% for Class A shares, 1.78% for Class C shares, 0.65% for Class R6 shares, 0.85% for Administrator Class shares, and 0.70% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

During the year ended September 30, 2017, State Street Bank and Trust Company (“State Street”), the Fund’s custodian, reimbursed the Fund $46,421 for certain out-of-pocket expenses that were billed to the Fund in error from 1998-2015. This amount is included in interest income on the Statement of Operations. In addition, Funds Management was also reimbursed $56,652 by State Street for waivers/reimbursements it made to the Fund to limit Fund expenses during the period the Fund was erroneously billed.

Distribution fees

The Trust has adopted a distribution plan for Class B and Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class B and Class C shares. For the year ended September 30, 2017, Funds Distributor received $870 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A, Class B, and Class C shares for the year ended September 30, 2017.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 of the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

Notes to financial statements	Wells Fargo International Bond Fund	29

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the year ended September 30, 2017 were as follows:

Purchases at cost		Sales proceeds
U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
$41,664,547	$352,145,475	$42,835,475	$426,133,839

6. DERIVATIVE TRANSACTIONS

During the year ended September 30, 2017, the Fund entered into forward foreign currency contracts for economic hedging purposes. The Fund had average contract amounts of $364,449,444 and $253,679,671 in forward foreign currency contracts to buy and forward foreign currency contracts to sell, respectively, during the year ended September 30, 2017.

The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the corresponding financial statement captions.

For certain types of derivative transactions, the Fund has entered into International Swaps and Derivatives Association, Inc. master agreements (“ISDA Master Agreements”) or similar agreements with approved counterparties. The ISDA Master Agreements or similar agreements may have requirements to deliver/deposit securities or cash to/with an exchange or broker-dealer as collateral and allows the Fund to offset, with each counterparty, certain derivative financial instrument’s assets and/or liabilities with collateral held or pledged. Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under ISDA Master Agreements or similar agreements, if any, are reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, are noted in the Portfolio of Investments. With respect to balance sheet offsetting, absent an event of default by the counterparty or a termination of the agreement, the reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities are not offset across transactions between the Fund and the applicable counterparty. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by derivative type, including any collateral exposure, is as follows:

Counterparty	Gross amounts of assets in the Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral received	Net amount of assets
State Street Bank	$4,664,577*	$(4,664,577)	$0	$0

*	Amount represents net unrealized gains.

Counterparty	Gross amounts of liabilities in the Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral pledged	Net amount of liabilities
State Street Bank	$5,698,325**	$(4,664,577)	$0	$1,033,748

**	Amount represents net unrealized losses.

7. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds) and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund. Prior to August 29, 2017, the revolving credit agreement amount was $250,000,000.

For the year ended September 30, 2017, there were no borrowings by the Fund under the agreement.

30	Wells Fargo International Bond Fund	Notes to financial statements

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended September 30, 2017 and September 30, 2016 were as follows:

	Year ended September 30		Year ended October 31, 2015
	2017	2016[1]
Ordinary income	$758	$0	$10,043,689
Long-term capital gain	9,016,229	5,967,498	36

[1]	For the eleven months ended September 30, 2016. The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 2016.

As of September 30, 2017, the components of distributable earnings on a tax basis were as follows:

Unrealized gains	Late-year ordinary losses deferred	Post-October capital losses deferred	Capital loss carryforward
$13,960,546	$(27,514,332)	$(7,003,756)	$(70,528)

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Report of independent registered public accounting firm	Wells Fargo International Bond Fund	31

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo International Bond Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of September 30, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for the year then ended, for the period ended September 30, 2016, and for the year ended October 31, 2015, and the financial highlights for the year then ended, for the period ended September 30, 2016, and for each of the years or periods in the four-year period ended October 31, 2015. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2017, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo International Bond Fund as of September 30, 2017, the results of its operations for the year then ended, the changes in its net assets for the year then ended, for the period ended September 30, 2016, and for the year ended October 31, 2015, and the financial highlights for the year then ended, for the period ended September 30, 2016, and for each of the years or periods in the four-year period ended October 31, 2015, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

November 22, 2017

32	Wells Fargo International Bond Fund	Other information (unaudited)

TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, $9,016,229 was designated as a 20% rate gain distribution for the fiscal year ended September 30, 2017.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo International Bond Fund	33

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 152 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Board member of the Forté Foundation (non-profit organization) and the Vincent Memorial Hospital Endowment (non-profit organization), where he serves on the Investment Committee and as a Chair of the Audit Committee. Mr. Ebsworth is a CFA® charterholder.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of Ruth Bancroft Garden (non-profit organization) and an inactive chartered financial analyst.	Asset Allocation Trust
Peter G. Gordon** (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

34	Wells Fargo International Bond Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996: Vice Chairman, since 2017	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

**	Peter Gordon is expected to retire on December 31, 2017.

Advisory Board Members

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer	Current other public company or investment company directorships
James G. Polisson (Born 1959)	Advisory Board Member, since 2017	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Prior thereto, Vice President, Fidelity Retail Mutual Fund Group from 1996 to 1998 and Risk Management Practice Manager, Fidelity Consulting from 1995 to 1996. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	None
Pamela Wheelock (Born 1959)	Advisory Board Member, since 2017	Chief Operating Officer, Twin Cities Habitat for Humanity, since January, 2017. Vice President of University Services, University of Minnesota from 2012 to 2017. Prior thereto, Interim President and Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2010 to 2011, Chairman of the Board from 2009 to 2011 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently on the Board of Directors, Governance Committee and Finance Committee, for the Minnesota Philanthropy Partners (Saint Paul Foundation) since 2012 and Board Chair of the Minnesota Wild Foundation since 2010.	None

Other information (unaudited)	Wells Fargo International Bond Fund	35

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank, N.A. from 1996 to 2013.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 76 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 76 funds and Assistant Treasurer of 76 funds in the Fund Complex.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargofunds.com.

36	Wells Fargo International Bond Fund	Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at an in-person meeting held on May 16-17, 2017 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo International Bond Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with First International Advisors, LLC (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2017, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2017. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Funds Management, a summary of certain organizational and personnel changes involving Funds Management and the Sub-Adviser, and a description of Funds Management’s and the Sub-Adviser’s business continuity planning programs and of their approaches to data privacy and cybersecurity. The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2016. The Board considered these results in comparison to the performance of funds in a universe that was determined by Broadridge Inc.

Other information (unaudited)	Wells Fargo International Bond Fund	37

(“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the performance of the Fund (Class A) was lower than the average performance of the Universe for all periods under review. The Board also noted that the performance of the Fund was higher than its benchmark, the Bloomberg Barclays Global Aggregate ex USD Index, for the ten-year period under review, but lower than its benchmark for the one-, three- and five-year periods under review.

The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the Universe and benchmark for the periods identified above. The Board took note of the explanations for the relative underperformance during these periods, including with respect to investment decisions and market factors that affected the Fund’s performance.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than or in range of the median net operating expense ratios of the expense Groups for all share classes.

The Board took into account the Fund performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than the sum of these average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole. The Board also received and considered information concerning the profitability of the Sub-Adviser from providing services to the fund family as a whole, noting that the Sub-Adviser’s profitability information with respect to providing services to the Fund was subsumed in the Wells Fargo and Funds Management profitability analysis.

38	Wells Fargo International Bond Fund	Other information (unaudited)

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management or Wells Fargo from its services to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that in addition to management fee breakpoints, competitive management fee rates set at the outset without regard to breakpoints and fee waiver and expense reimbursement arrangements are means of sharing potential economies of scale with shareholders of the Fund. The Board considered Funds Management’s view, which Funds Management indicated was supported by independent third-party industry studies which were summarized for the Board, that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

List of abbreviations	Wells Fargo International Bond Fund	39

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
CLO	— Collateralized loan obligation
CLP	— Chilean peso
COP	— Colombian peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
PJSC	— Public Joint Stock Company
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: fundservice@wellsfargo.com

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is a trade name used by the asset management businesses of Wells Fargo & Company. Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the funds. The funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA, an affiliate of Wells Fargo & Company. Neither Wells Fargo Funds Distributor nor Wells Fargo Funds Management holds fund shareholder accounts or assets. This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2017 Wells Fargo Funds Management, LLC. All rights reserved.

306432 11-17 A235/AR235 09-17

Annual Report

September 30, 2017

Wells Fargo Strategic Income Fund

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Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of September 30, 2017, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Strategic Income Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Favorable economic news supported stocks, and interest rates moved higher.

Hiring remained strong, and business and consumer sentiment improved.

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Strategic Income Fund for the 12-month period that ended September 30, 2017. Despite heightened market volatility at times, global stocks generally delivered double-digit results and bond markets had smaller but positive results as well. U.S. and international stocks returned 18.61% and 19.61%, respectively, for the 12-month period, as measured by the S&P 500 Index1 and the MSCI ACWI ex USA Index (Net),2 respectively; within fixed income, the Bloomberg Barclays U.S. Aggregate Bond Index3 returned 0.07% and the Bloomberg Barclays Municipal Bond Index4 returned 0.87% as interest rates rose from low levels.

Election results and central banks’ policies commanded investor attention as 2016 closed.

During the fourth quarter of 2016, investors appeared intent on the prospective outcomes of elections in the U.S. and central-bank actions globally. Following Donald Trump’s election victory, U.S. stocks rallied. Investors appeared optimistic that the new administration would pursue progrowth policies. Favorable economic news supported stocks, and interest rates moved higher. At their mid-December meeting, U.S. Federal Reserve (Fed) officials raised the target interest rate by a quarter percentage point to a range of 0.50% to 0.75%. The fourth quarter also saw the implementation of the U.S. Securities and Exchange Commission’s new rules for money market funds, which included floating net asset values (NAVs) as well as the possibility of liquidity fees and redemption gates for institutional prime and municipal money market funds. In the year leading up to money market fund reform implementation, nearly $1 trillion in assets moved from money market funds subject to floating NAVs into government money market funds, which continued to transact at a stable $1.00 NAV. Outside of the U.S., the prospects for faster U.S. growth appeared to trigger some acceleration in Europe.

Financial markets gained during the first two quarters of 2017 on positive economic data.

Stocks rallied globally through the first quarter of 2017, supported by signs of improvement in the U.S. and global economies. U.S. economic data released during the quarter reflected a healthy economy. Hiring remained strong, and business and consumer sentiment improved. In March, Fed officials raised their target interest rate by a quarter percentage point to a range of 0.75% to 1.00%. With the Fed’s target interest-rate increase, short-term bond yields rose during the quarter. Meanwhile, longer-term Treasury yields were little changed, leading to positive performance. Investment-grade and high-yield bonds benefited from strong demand. Municipal bond returns were positive in the quarter, helped by strong demand and constrained new-issue supply. Outside of the U.S., stocks in emerging markets generally outperformed stocks in the U.S. and international

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[4]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Strategic Income Fund	3

developed markets because they benefited from both global economic growth and recent weakening in the U.S. dollar. Stocks in Asia, Europe, and Latin America also outperformed the U.S. market during the quarter.

Globally, stocks marked continued gains through the second quarter of 2017. Steady, albeit modest, economic growth both in the U.S. and abroad and generally favorable corporate earnings announcements supported higher valuations. U.S. inflation trended lower despite a continued decline in the unemployment rate. Ten-year U.S. Treasury yields declined, resulting in stronger prices for long-term bonds. As was widely expected, the Fed raised the target interest rate in June by a quarter percentage point to a range of 1.00% to 1.25%. In addition, the Fed indicated that it would begin to sell bonds accumulated on its balance sheet during quantitative easing programs conducted since 2008. Later in the third quarter, the Fed confirmed that the initiative to reduce the bonds that it holds likely would begin in October.

Volatility increased during the third quarter of 2017.

Early in July and again in August, volatility expectations increased and then receded—as measured by the CBOE VIX5—amid geopolitical tensions, particularly in Asia, and declining investor optimism following unsuccessful efforts to reform health care laws in the U.S. which suggested to some that President Trump and Congress would be unable to move forward with tax and regulatory reforms.

During the quarter, economic momentum increased in Europe; the European Central Bank held its rates steady at low levels and continued its quantitative easing bond-buying program, which is intended to spark economic activity. The Bank of England suggested it could hike interest rates in November, and the pound gained against other currencies. The Bank of Japan also maintained accommodative policies intended to support business activity and economic growth. In Germany, Angela Merkel was reelected chancellor; in Japan, Prime Minister Shinzo Abe called for snap elections as his popularity increased after North Korea’s aggressive program of missile launches. Both political developments were indicative of the type of political consistency in developed markets that reassure financial markets.

In emerging markets, many countries benefited from stronger currencies versus the U.S. dollar. In addition, commodity prices were on an upward trajectory, which benefited many companies that rely on natural resources for exports.

As the quarter closed, optimism returned as economic growth continued. The second-quarter gross domestic product measure was revised higher from 2.6% annualized to 3.0%. Consumer spending and residential and nonresidential investment increased. While inflation continued to trail the Fed’s targets, expectations remained for an additional short-term interest-rate hike before year-end.

[5]	The Chicago Board Options Exchange Market Volatility Index (CBOE VIX) is a popular measure of the implied volatility of S&P 500 Index options. It represents one measure of the market’s expectation of stock market volatility over the next 30-day period. You cannot invest directly in an index.

4	Wells Fargo Strategic Income Fund	Letter to shareholders (unaudited)

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

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6	Wells Fargo Strategic Income Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks total return, consisting of a high level of current income and capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadvisers

First International Advisors, LLC

Wells Capital Management Incorporated

Portfolio managers

Niklas Nordenfelt, CFA®

Tony Norris

Alex Perrin

Thomas M. Price, CFA®

Scott M. Smith, CFA®

Noah Wise, CFA®

Average annual total returns (%) as of September 30, 2017

		Including sales charge		Excluding sales charge		Expense ratios[1] (%)
	Inception date	1 year	Since inception	1 year	Since inception	Gross	Net[2]
Class A (WSIAX)	1-31-2013	1.76	0.81	6.05	1.70	1.80	0.91
Class C (WSICX)	1-31-2013	4.20	0.93	5.20	0.93	2.55	1.66
Administrator Class (WSIDX)	1-31-2013	–	–	5.91	1.80	1.74	0.76
Institutional Class (WSINX)	1-31-2013	–	–	6.43	2.00	1.47	0.61
Bloomberg Barclays U.S. Universal Bond Index[3]	–	–	–	0.96	2.70	–	–
ICE BofAML 3-Month LIBOR Constant Maturity Index[4]	–	–	–	1.03	0.47	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 4.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest-rate changes and their impact on the Fund and its share price can be sudden and unpredictable. High-yield securities have a greater risk of default and tend to be more volatile than higher-rated debt securities. Loans are subject to risks similar to those associated with other below investment- grade bond investments, such as credit risk (for example, risk of issuer default), below-investment-grade bond risk (for example, risk of greater volatility in value), and risk that the loan may become illiquid or difficult to price. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to mortgage- and asset-backed securities risk, regulatory risk, and geographic risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Strategic Income Fund	7

Growth of $10,000 investment as of September 30, 2017[5]

[1]	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.01% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.

[2]	The manager has contractually committed through January 31, 2018, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waivers at 0.90% for Class A, 1.65% for Class C, 0.75% for Administrator class, and 0.60% for Institutional Class. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the expense cap. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio or the Fund’s Total Annual Fund Operating Expenses After Fee Waivers, as stated in the prospectuses.

[3]	The Bloomberg Barclays U.S. Universal Bond Index is an unmanaged market-value-weighted performance benchmark for the U.S. dollar–denominated bond market, which includes investment-grade, high-yield, and emerging markets debt securities with maturities of one year or more. You cannot invest directly in an index.

[4]	The ICE BofAML 3-Month LIBOR Constant Maturity Index (formerly known as BofA Merrill Lynch 3-Month U.S. Dollar LIBOR Constant Maturity Index) is based on the assumed purchase of a synthetic instrument having 3 months to maturity and with a coupon equal to the closing quote for 3-Month LIBOR. That issue is sold the following day (priced at a yield equal to the current day closing 3-Month LIBOR rate) and is rolled into a new 3-month instrument. The index, therefore, will always have a constant maturity equal to exactly 3 months. You cannot invest directly in an index.

[5]	The chart compares the performance of Class A shares for the most recent ten years with the Bloomberg Barclays U.S. Universal Bond Index and the ICE BofAML 3-Month LIBOR Constant Maturity Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 4.00%.

[6]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[7]	The Bloomberg Barclays U.S. Credit Index measures the investment-grade, U.S. dollar-denominated, fixed-rate, taxable corporate and government related bond markets. It is composed of the U.S. Corporate Index and a non-corporate component that includes foreign agencies, sovereigns, supranationals and local authorities. You cannot invest directly in an index.

[8]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

8	Wells Fargo Strategic Income Fund	Performance highlights (unaudited)

MANAGERS’ DISCUSSION

Fund highlights

∎	The Fund outperformed its benchmarks, the Bloomberg Barclays U.S. Universal Bond Index and the ICE BofAML 3-Month LIBOR Constant Maturity Index, for the 12-month period that ended September 30, 2017.

∎	The Fund’s holdings in high-yield, corporate, and emerging markets debt contributed to performance, as did exposures to foreign currencies.

∎	The Fund’s shorter duration posture compared with the Bloomberg Barclays U.S. Universal Bond Index also benefited performance, while the longer duration position relative to the ICE BofAML 3-Month LIBOR Constant Maturity Index detracted from performance.

Moderate economic growth persisted and policy normalization continued.

Over the past four quarters, U.S. gross domestic product (GDP) grew by 2.2% in real terms, which was very close to the post–financial crisis average. Personal consumption growth was a significant source of strength, rising 2.6% for the 12 months that ended June 30, 2017. Business investment was a net contributor to growth, although it failed to keep pace with the consumer sector. International trade was a net detractor from GDP growth, while inventories and government spending were largely neutral factors.

The labor market was generally healthy over the past 12 months. Nonfarm payrolls expanded by an average of 175,000 jobs per month over the period, while the unemployment rate declined to 4.4% from 4.9% a year earlier. Also encouraging was a 0.4% rise in the employment/population ratio since August 2016, reflecting both the fall in unemployment and a modest increase in the labor force participation rate. Wage gains of about 2.5% over the past 12 months were sufficient to support consumption growth without sparking fears of rising inflation. The Consumer Price Index rose 1.7% over the past year, held in check by relatively stable energy prices.

Ten largest holdings (%) as of September 30, 2017[6]
U.S. Treasury Note, 1.25%, 8-31-2019	6.47
Avis Budget Rental Car Funding LLC Series 2017-1A Class C, 4.15%, 9-20-2023	1.33
Hertz Fleet Lease Funding LP Series 2014-1 Class C, 2.39%, 4-10-2028	1.26
Coinstar Funding LLC Series 2017-1A Class A2, 5.22%, 4-25-2047	1.09
Longtrain Leasing III LLC Series 2015-1A Class A2, 4.06%, 1-15-2045	1.07
ACAS CLO Limited Trust Series 2015-1A Class B, 3.40%, 4-18-2027	1.05
New Jersey EDA Motor Vehicle Surcharge Refunding Subordinated Series, 3.52%, 7-1-2020	1.04
Republic of Peru, 5.70%, 8-12-2024	1.03
Malaysia, 3.88%, 3-10-2022	1.03
Colombia, 7.00%, 9-11-2019	1.03
The U.S. Federal Reserve’s rate-setting committee, the Federal Open Market Committee (FOMC), raised the federal funds rate three times over the past 12 months by a total of 0.75%. The FOMC’s most recent move on June 14, 2017, was supported by a statement citing a labor market that had “continued to strengthen.” Economic activity was characterized as “rising moderately,” while an inflation rate somewhat below target was expected to “stabilize around the Committee’s 2% objective over the medium term.”

Rates moved higher and spreads narrowed.

In line with the FOMC’s policy moves, interest rates had an upward bias over the past 12 months, particularly in shorter-term maturity instruments. Yields in the one-month to one-year maturity range rose by a little more than 60 basis points (bps; 100 bps equal 1.00%), while intermediate- and long-term bond yields were about 50 bps higher. Credit spreads widened slightly prior to the

November 2016 election but narrowed thereafter, ending the period about 25 bps tighter than where they began, as measured by the Bloomberg Barclays U.S. Credit Index7.

The Fund remained overweight corporate securities but reduced high-yield holdings and increased investment-grade debt.

During the period, the Fund reduced its positions in U.S. and European high-yield corporate bonds while adding to investment-grade holdings. The decreased high-yield allocation followed strong returns for the sector and reflected the diminished relative value available in that space. The increased investment-grade holdings provided flexibility to increase risk when valuations improved while offering a more stable source of income as we wait for that to occur. The Fund also

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Strategic Income Fund	9

increased its exposure to emerging markets securities toward the end of the reporting period, due to improving macroeconomic factors, attractive currency valuations, and relatively favorable local interest rates. We expect the net impact of these changes should reduce total portfolio risk while maintaining attractive income and return potential.

Portfolio allocation as of September 30, 2017[8]

We continue to expect a gradual rise in short-term interest rates.

The Fund’s duration, which was shorter than the duration of the Bloomberg Barclays U.S. Universal Bond Index, helped results because longer-term yields increased after the U.S. presidential election that took place at the beginning of the period. The Fund’s duration was reduced following the significant decrease in Treasury rates that occurred later in the reporting period.

The relatively benign economic conditions described above may result in an eventual further increase in short-term interest rates. We believe the FOMC is likely to raise its target rate by 0.75% over the next 12 months, a result that is not reflected in the term structure of interest rates.

As a result, the Fund remains defensively positioned for a larger-than-anticipated increase in short-term Treasury yields. We believe pockets of credit-oriented fixed income and emerging markets are attractive, and we expect to maintain current exposures until fundamentals or valuations change.

Please see footnotes on page 7.

10	Wells Fargo Strategic Income Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from April 1, 2017 to September 30, 2017.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 4-1-2017	Ending account value 9-30-2017	Expenses paid during the period¹	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,025.56	$4.57	0.90%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.56	$4.56	0.90%
Class C
Actual	$1,000.00	$1,021.66	$8.36	1.65%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.80	$8.34	1.65%
Administrator Class
Actual	$1,000.00	$1,023.38	$3.80	0.75%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.31	$3.80	0.75%
Institutional Class
Actual	$1,000.00	$1,027.54	$3.05	0.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.06	$3.04	0.60%

[1]	Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—September 30, 2017	Wells Fargo Strategic Income Fund	11

Security name	Interest rate	Maturity date	Principal	Value

Asset-Backed Securities: 7.36%
AmeriCredit Automobile Receivables Trust Series 2015-4 Class D	3.72%	12-8-2021	$300,000	$306,236
Ascentium Equipment Receivables LLC Series 2016-1A Class B 144A	2.85	7-10-2020	400,000	403,642
Avis Budget Rental Car Funding LLC Series 2012-3A Class B 144A	3.04	3-20-2019	250,000	250,682
Avis Budget Rental Car Funding LLC Series 2017-1A Class C 144A	4.15	9-20-2023	650,000	632,580
Coinstar Funding LLC Series 2017-1A Class A2 144A	5.22	4-25-2047	498,750	518,298
Conn Funding II LP Series 2017-A Class A 144A	3.20	7-15-2019	123,289	123,359
Hertz Fleet Lease Funding LP Series 2014-1 Class C (1 Month LIBOR +1.15%) 144A±	2.39	4-10-2028	600,000	599,821
SoFi Consumer Loan Program Trust Series 2016-3A 144A	3.05	12-26-2025	381,365	385,030
SoFi Professional Loan Program LLC Series 2016-A Class A2 144A	2.76	12-26-2036	289,524	292,156

Total Asset-Backed Securities (Cost $3,500,644)				3,511,804

Corporate Bonds and Notes: 24.28%

Consumer Discretionary: 6.34%

Auto Components: 0.11%
Allison Transmission Incorporated 144A	5.00	10-1-2024	50,000	51,893

Automobiles: 0.72%
Ford Motor Company	7.45	7-16-2031	265,000	343,030

Distributors: 0.22%
LKQ Corporation	4.75	5-15-2023	100,000	103,625

Media: 3.72%
Altice US Finance I Corporation 144A	5.50	5-15-2026	125,000	131,875
CCO Holdings LLC 144A	5.13	5-1-2023	35,000	36,444
CCO Holdings LLC	5.25	9-30-2022	50,000	51,500
CCO Holdings LLC 144A	5.38	5-1-2025	150,000	155,456
Charter Communications Operating LLC	4.91	7-23-2025	200,000	213,731
Discovery Communications LLC	3.80	3-13-2024	265,000	273,029
Gray Television Incorporated 144A	5.13	10-15-2024	50,000	50,250
Gray Television Incorporated 144A	5.88	7-15-2026	50,000	51,500
Interpublic Group Company	4.20	4-15-2024	250,000	262,535
National CineMedia LLC	6.00	4-15-2022	75,000	76,500
Nexstar Broadcasting Group Incorporated 144A	6.13	2-15-2022	50,000	52,125
Nielsen Finance LLC 144A	5.00	4-15-2022	75,000	77,719
Salem Media Group Incorporated 144A	6.75	6-1-2024	75,000	78,000
Time Warner Cable Incorporated	3.80	2-15-2027	265,000	265,031

				1,775,695

Multiline Retail: 0.94%
Macy’s Retail Holdings Incorporated	3.88	1-15-2022	250,000	250,839
Nordstrom Incorporated	5.00	1-15-2044	200,000	196,423

				447,262

Specialty Retail: 0.53%
Asbury Automotive Group Incorporated	6.00	12-15-2024	75,000	78,375
Group 1 Automotive Incorporated	5.00	6-1-2022	25,000	25,906
Lithia Motors Incorporated 144A	5.25	8-1-2025	25,000	26,031
Penske Auto Group Incorporated	5.75	10-1-2022	50,000	51,630
Sonic Automotive Incorporated	5.00	5-15-2023	75,000	73,313

				255,255

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Strategic Income Fund	Portfolio of investments—September 30, 2017

Security name	Interest rate	Maturity date	Principal	Value

Textiles, Apparel & Luxury Goods: 0.10%
Wolverine World Wide Company 144A	5.00%	9-1-2026	$50,000	$50,015

Consumer Staples: 0.42%

Tobacco: 0.42%
Bat Capital Corporation 144A	3.56	8-15-2027	200,000	200,609

Energy: 3.57%

Energy Equipment & Services: 0.98%
Era Group Incorporated	7.75	12-15-2022	40,000	36,400
Hilcorp Energy Company 144A	5.75	10-1-2025	75,000	75,844
Hornbeck Offshore Services Incorporated	1.50	9-1-2019	25,000	19,500
NGPL PipeCo LLC 144A	7.77	12-15-2037	175,000	217,875
PHI Incorporated	5.25	3-15-2019	120,000	116,400

				466,019

Oil, Gas & Consumable Fuels: 2.59%
Exterran Partners LP	6.00	4-1-2021	50,000	49,000
Murphy Oil Corporation	5.75	8-15-2025	5,000	5,151
Phillips 66	4.88	11-15-2044	250,000	272,308
Rockies Express Pipeline LLC 144A	6.88	4-15-2040	200,000	222,000
Rose Rock Midstream LP	5.63	11-15-2023	100,000	97,250
Sabine Pass Liquefaction LLC	5.63	2-1-2021	100,000	108,362
Sunoco Logistics Partner LP	5.40	10-1-2047	250,000	254,461
Tallgrass Energy Partners LP 144A	5.50	9-15-2024	175,000	179,813
Ultra Resources Incorporated 144A	6.88	4-15-2022	25,000	25,500
Ultra Resources Incorporated 144A	7.13	4-15-2025	25,000	25,250

				1,239,095

Financials: 6.32%

Banks: 1.59%
Bank of America Corporation (3 Month LIBOR +4.55%) ±	6.30	12-29-2049	265,000	299,450
JPMorgan Chase & Company (3 Month LIBOR +3.30%) ±	6.00	12-31-2049	180,000	195,750
PNC Financial Services (3 Month LIBOR +3.30%) ±	5.00	12-29-2049	250,000	261,875

				757,075

Capital Markets: 1.59%
Blackstone Holdings Finance Company LLC 144A%%	3.15	10-2-2027	250,000	246,389
Goldman Sachs Group Incorporated	4.25	10-21-2025	265,000	276,173
Morgan Stanley	3.63	1-20-2027	235,000	238,270

				760,832

Consumer Finance: 0.82%
Arch Capital Finance LLC	4.01	12-15-2026	125,000	129,576
FirstCash Incorporated 144A	5.38	6-1-2024	25,000	26,063
General Motors Financial Company Incorporated	3.20	7-6-2021	185,000	188,208
Springleaf Finance Corporation	8.25	10-1-2023	40,000	45,600

				389,447

Diversified Financial Services: 0.81%
Brookfield Finance LLC	4.00	4-1-2024	200,000	207,075
LPL Holdings Incorporated 144A	5.75	9-15-2025	175,000	181,563

				388,638

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—September 30, 2017	Wells Fargo Strategic Income Fund	13

Security name	Interest rate	Maturity date	Principal	Value

Insurance: 1.51%
Guardian Life Insurance Company 144A	4.85%	1-24-2077	$200,000	$213,609
Hub Holdings LLC (PIK at 8.88%) 144A¥	8.13	7-15-2019	30,000	30,075
Hub International Limited 144A	7.88	10-1-2021	100,000	104,125
Lincoln National Corporation	7.00	6-15-2040	105,000	140,251
MetLife Incorporated	6.40	12-15-2066	200,000	230,500

				718,560

Health Care: 0.68%

Health Care Providers & Services: 0.68%
DaVita HealthCare Partners Incorporated	5.00	5-1-2025	50,000	49,313
DaVita HealthCare Partners Incorporated	5.75	8-15-2022	25,000	25,625
Highmark Incorporated 144A	6.13	5-15-2041	100,000	107,259
MPH Acquisition Holdings LLC 144A	7.13	6-1-2024	25,000	26,875
Vizient Incorporated 144A	10.38	3-1-2024	100,000	115,000

				324,072

Industrials: 0.90%

Airlines: 0.21%
American Airlines Incorporated	4.38	4-1-2024	97,389	100,262

Commercial Services & Supplies: 0.69%
Advanced Disposal Services Incorporated 144A	5.63	11-15-2024	100,000	104,500
Covanta Holding Corporation	5.88	3-1-2024	120,000	119,100
KAR Auction Services Incorporated 144A	5.13	6-1-2025	100,000	104,000

				327,600

Information Technology: 1.77%

Electronic Equipment, Instruments & Components: 0.57%
Arrow Electronics Incorporated	3.50	4-1-2022	165,000	168,171
Zebra Technologies Corporation	7.25	10-15-2022	97,000	102,690

				270,861

Internet Software & Services: 0.17%
Zayo Group LLC	6.38	5-15-2025	75,000	80,822

IT Services: 0.49%
Cardtronics Incorporated	5.13	8-1-2022	150,000	154,875
Gartner Incorporated 144A	5.13	4-1-2025	75,000	79,125

				234,000

Technology Hardware, Storage & Peripherals: 0.54%
Diamond 1 Finance Corporation 144A	8.35	7-15-2046	75,000	95,810
NCR Corporation	5.88	12-15-2021	160,000	165,320

				261,130

Materials: 0.12%

Containers & Packaging: 0.12%
Owens-Illinois Incorporated 144A	6.38	8-15-2025	50,000	56,563

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Strategic Income Fund	Portfolio of investments—September 30, 2017

Security name	Interest rate	Maturity date	Principal	Value

Real Estate: 0.22%

Equity REITs: 0.22%
The Geo Group Incorporated	5.88%	10-15-2024	$100,000	$104,250

Telecommunication Services: 1.99%

Diversified Telecommunication Services: 0.97%
AT&T Incorporated	5.25	3-1-2037	135,000	141,512
GCI Incorporated	6.75	6-1-2021	90,000	92,250
Verizon Communications	5.50	3-16-2047	205,000	227,456

				461,218

Wireless Telecommunication Services: 1.02%
CC Holdings GS V LLC	3.85	4-15-2023	265,000	277,237
Sprint Communications Incorporated 144A	7.00	3-1-2020	150,000	163,875
T-Mobile USA Incorporated	6.38	3-1-2025	20,000	21,534
T-Mobile USA Incorporated	6.84	4-28-2023	25,000	26,406

				489,052

Utilities: 1.95%

Electric Utilities: 0.82%
Oglethorpe Power Corporation	4.25	4-1-2046	400,000	390,589

Independent Power & Renewable Electricity Producers: 0.54%
NSG Holdings LLC 144A	7.75	12-15-2025	92,803	100,459
Pattern Energy Group Incorporated 144A	5.88	2-1-2024	150,000	158,250

				258,709

Multi-Utilities: 0.59%
Puget Energy Incorporated	5.63	7-15-2022	250,000	278,882

Total Corporate Bonds and Notes (Cost $11,202,003)				11,585,060

			Shares
Exchange-Traded Funds: 0.53%
iShares iBoxx $ High Yield Corporate Bond ETF			2,836	251,723

Total Exchange-Traded Funds (Cost $249,988)				251,723

			Principal
Foreign Corporate Bonds and Notes @: 3.77%

Consumer Staples: 0.75%

Food Products: 0.75%
Kraft Heinz Foods Company (EUR)	2.25	5-25-2028	300,000	360,109

Energy: 0.27%

Oil, Gas & Consumable Fuels: 0.27%
TOTAL SA (5 Year Euro Swap Rate +3.78%) ± (EUR)	3.88	12-29-2049	100,000	129,433

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—September 30, 2017	Wells Fargo Strategic Income Fund	15

Security name	Interest rate	Maturity date	Principal	Value

Financials: 2.25%

Banks: 1.24%
ATF Netherlands BV (EUR)	1.50%	7-15-2024	100,000	$117,161
International Finance Corporation (INR)	7.80	6-3-2019	29,900,000	472,353

				589,514

Diversified Financial Services: 0.52%
Ie2 Holdco SA (EUR)	2.88	6-1-2026	100,000	127,001
LYB International Finance Company (EUR)	1.88	3-2-2022	100,000	123,293

				250,294

Insurance: 0.49%
XLIT Limited (3 Month EURIBOR +2.90%) ± (EUR)	3.25	6-29-2047	200,000	231,948

Health Care: 0.25%

Life Sciences Tools & Services: 0.25%
Thermo Fisher Scientific (EUR)	1.40	1-23-2026	100,000	118,333

Telecommunication Services: 0.25%

Diversified Telecommunication Services: 0.25%
Cellnex Telecom SA (EUR)	2.38	1-16-2024	100,000	121,806

Total Foreign Corporate Bonds and Notes (Cost $1,757,276)				1,801,437

Foreign Government Bonds @: 8.12%
Brazil (BRL)	10.00	1-1-2021	640,000	214,631
Brazil (BRL)	10.00	1-1-2027	865,000	278,836
Colombia (COP)	7.00	9-11-2019	1,400,000,000	491,258
Indonesia (IDR)	7.88	4-15-2019	6,175,000,000	474,048
Malaysia (MYR)	3.88	3-10-2022	2,055,000	492,353
Mexico (MXN)	6.50	6-9-2022	8,760,000	476,898
Poland (PLN)	2.50	7-25-2027	1,905,000	484,264
Republic of Peru (PEN)	5.70	8-12-2024	1,515,000	492,405
Republic of South Africa (ZAR)	6.75	3-31-2021	6,500,000	469,205

Total Foreign Government Bonds (Cost $3,904,649)				3,873,898

Loans: 9.71%

Consumer Discretionary: 2.47%

Auto Components: 0.18%
Allison Transmission Incorporated (1 Month LIBOR +2.00%) ±	3.24	9-23-2022	$84,185	84,437

Distributors: 0.64%
Spin Holdco Incorporated (2 Month LIBOR +3.75%) ±	5.01	11-14-2022	306,364	307,666

Hotels, Restaurants & Leisure: 0.87%
Belmond Interfin Limited (1 Month LIBOR +2.75%) ±	3.99	7-3-2024	99,750	99,813
CCM Merger Incorporated (1 Month LIBOR +2.75%) ±	3.99	8-8-2021	216,767	217,797
La Quinta Intermediate Holdings LLC (3 Month LIBOR +2.75%) ±	4.05	4-14-2021	98,737	98,984

				416,594

Household Products: 0.16%
Anchor Glass Container Corporation (1 Month LIBOR +2.75%) ±	4.01	12-7-2023	74,438	74,690

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Strategic Income Fund	Portfolio of investments—September 30, 2017

Security name	Interest rate	Maturity date	Principal	Value

Media: 0.62%
Altice US Finance I Corporation (1 Month LIBOR +2.25%) ±	3.49%	7-28-2025	$148,876	$148,094
Learfield Communications Incorporated (1 Month LIBOR +3.25%) ±	4.49	12-1-2023	148,875	149,619

				297,713

Energy: 0.58%

Energy Equipment & Services: 0.22%
Panda Hummel Station (1 Month LIBOR +6.00%) ±	7.24	10-27-2022	112,613	103,041

Oil, Gas & Consumable Fuels: 0.36%
Ultra Resources Incorporated (3 Month LIBOR +3.00%) ±	4.31	4-12-2024	50,000	49,875
Veresen Midstream LP (1 Month LIBOR +3.50%) ±	4.73	3-31-2022	123,734	124,662

				174,537

Financials: 0.70%

Diversified Financial Services: 0.28%
LPL Holdings Incorporated (3 Month LIBOR +2.25%) ±	3.65	9-23-2024	134,638	134,301

Insurance: 0.42%
Alliant Holdings I LLC (3 Month LIBOR +3.25%) ±	4.56	8-12-2022	198,480	199,121

Health Care: 1.56%

Health Care Equipment & Supplies: 0.52%
Kinetic Concepts Incorporated (3 Month LIBOR +3.25%) ±	4.58	2-2-2024	249,375	248,363

Health Care Providers & Services: 0.31%
Community Health Systems Incorporated (3 Month LIBOR +3.00%) ±	4.32	1-27-2021	49,038	48,684
TeamHealth Incorporated (1 Month LIBOR +2.75%) ±	3.99	2-6-2024	99,500	97,573

				146,257

Health Care Technology: 0.52%
Change Healthcare Holdings Incorporated (1 Month LIBOR +2.75%) ±	3.99	3-1-2024	248,750	249,310

Pharmaceuticals: 0.21%
Valeant Pharmaceuticals International Incorporated (1 Month LIBOR +4.75%) ±	5.99	4-1-2022	99,481	101,231

Industrials: 0.62%

Aerospace & Defense: 0.21%
TransDigm Incorporated (3 Month LIBOR +3.00%) ±	4.33	6-4-2021	98,725	98,934

Commercial Services & Supplies: 0.39%
KAR Auction Services Incorporated (3 Month LIBOR +2.25%) ±	3.63	3-11-2021	88,070	88,427
Sedgwick Claims Management Services Incorporated (1 Month LIBOR +2.75%) ±	3.99	3-1-2021	98,721	98,820

				187,247

Transportation Infrastructure: 0.02%
OSG Bulk Ships Incorporated (3 Month LIBOR +4.25%) ±	5.57	8-5-2019	11,865	11,272

Information Technology: 1.72%

Electronic Equipment, Instruments & Components: 0.84%
Dell Incorporated (1 Month LIBOR +2.50%) ±	3.74	9-7-2023	398,000	399,242

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—September 30, 2017	Wells Fargo Strategic Income Fund	17

Security name	Interest rate	Maturity date	Principal	Value

Internet Software & Services: 0.21%
Applied Systems Incorporated (1 Month LIBOR +3.25%) ±<	0.00%	9-19-2024	$100,000	$100,969

IT Services: 0.67%
First Data Corporation (1 Month LIBOR +2.25%) ±	3.49	7-8-2022	320,667	321,113

Materials: 0.49%

Containers & Packaging: 0.49%
Berry Plastics Corporation (1 Month LIBOR +2.25%) ±	3.49	10-1-2022	82,454	82,660
Reynolds Group Holdings Incorporated (1 Month LIBOR +3.00%) ±	4.24	2-5-2023	148,503	149,037

				231,697

Real Estate: 0.58%

Equity REITs: 0.42%
The Geo Group Incorporated (1 Month LIBOR +2.25%) ±	3.49	3-22-2024	199,000	199,165

Real Estate Management & Development: 0.16%
Capital Automotive LP (1 Month LIBOR +3.00%) ±	4.24	3-24-2024	75,553	75,931

Telecommunication Services: 0.99%

Diversified Telecommunication Services: 0.71%
Intelsat Jackson Holdings SA (3 Month LIBOR +2.75%) ±	4.07	6-30-2019	240,332	239,455
Level 3 Financing Incorporated (1 Month LIBOR +2.25%) ±	3.49	2-22-2024	101,410	101,331

				340,786

Wireless Telecommunication Services: 0.28%
Syniverse Holdings Incorporated (3 Month LIBOR +3.00%) ±	4.33	4-23-2019	136,570	131,961

Total Loans (Cost $4,650,462)				4,635,578

Municipal Obligations: 3.57%

Illinois: 1.16%
Chicago IL Refunding Bonds Taxable Project Series E (GO Revenue)	6.05	1-1-2029	200,000	207,200
Chicago IL Transit Authority Taxable Pension Funding Series A (Tax Revenue)	6.90	12-1-2040	100,000	130,683
Illinois Taxable Pension (GO Revenue)	5.10	6-1-2033	200,000	202,144
Illinois Metropolitan Pier & Exposition Authority CAB McCormick Place Expansion Project Series 2012-B (Tax Revenue) ¤	0.00	12-15-2051	85,000	11,890

				551,917

Maryland: 0.21%
Maryland Health & HEFAR Green Street Academy Series B (Education Revenue) 144A	6.75	7-1-2023	100,000	99,657

Michigan: 0.07%
Wayne County MI Series 2016 (GO Revenue)	4.25	12-1-2018	33,000	33,244

New Jersey: 1.04%
New Jersey EDA Motor Vehicle Surcharge Refunding Subordinated Series B (Tax Revenue)	3.52	7-1-2020	500,000	498,485

New York: 0.21%
Oyster Bay NY (GO Revenue)	3.25	2-1-2018	100,000	99,966

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Strategic Income Fund	Portfolio of investments—September 30, 2017

Security name	Interest rate	Maturity date	Principal	Value

Pennsylvania: 0.38%
Philadelphia PA IDA Pension Funding Series B (Miscellaneous Revenue, Ambac Insured) ¤	0.00%	4-15-2021	$95,000	$84,061
Quakertown PA General Authority U.S. Department of Agriculture Loan Anticipation Notes Series 2017-B (Health Revenue)	3.80	7-1-2021	100,000	100,065

				184,126

Texas: 0.50%
North Texas Tollway Authority Build America Bonds Subordinate Lien Series B-2 (Transportation Revenue)	8.91	2-1-2030	210,000	238,295

Total Municipal Obligations (Cost $1,697,950)				1,705,690

Non-Agency Mortgage-Backed Securities: 9.51%
321 Henderson Receivables LLC Series 2015-2A Class A 144A	3.87	3-15-2058	429,796	442,710
ACAS CLO Limited Trust Series 2015-1A Class B (3 Month LIBOR +2.10%) 144A±	3.40	4-18-2027	500,000	499,994
ALM Loan Funding Series 2015-16A Class A2R (3 Month LIBOR +1.60%) 144A±	2.90	7-15-2027	410,000	411,804
BB-UBS Trust Series 2012-TFT Class C 144A±±	3.58	6-5-2030	150,000	145,879
BCC Funding Corporation Series 2016-1 Class B 144A	2.73	4-20-2022	400,000	396,776
Chicago Skyscraper Trust Series 2017-SKY Class C (1 Month LIBOR +1.25%) 144A±	2.48	2-15-2030	436,000	436,271
Citi Held For Asset Issuance Trust Series 2015-PM3 Class B 144A	4.31	5-16-2022	327,366	329,726
FREMF Mortgage Trust Series 2017-K724 Class B 144A±±	3.60	11-25-2023	400,000	397,531
GS Mortgage Securities Trust Series 2014-GC24 Class D 144A±±	4.66	9-10-2047	325,000	263,690
JPMBB Commercial Mortgage Securities Trust Series 2014-C19 Class D 144A±±	4.82	4-15-2047	493,000	439,306
Longtrain Leasing III LLC Series 2015-1A Class A2 144A	4.06	1-15-2045	500,000	510,087
Textainer Marine Containers Limited Series 2017-1A Class B 144A	4.85	5-20-2042	163,387	165,131
Textainer Marine Containers Limited Series 2017-2A Class B 144A	4.75	6-20-2042	98,070	98,688

Total Non-Agency Mortgage-Backed Securities (Cost $4,520,742)				4,537,593

		Expiration date	Shares
Rights: 0.01%

Utilities: 0.01%

Independent Power & Renewable Electricity Producers: 0.01%
Vistra Energy Corporation †		12-31-2046	6,516	5,539

Total Rights (Cost $7,168)				5,539

		Maturity date	Principal
U.S. Treasury Securities: 6.73%
U.S. Treasury Note	1.25	8-31-2019	$3,100,000	3,086,438
U.S. Treasury Note	1.63	2-15-2026	130,000	123,536

Total U.S. Treasury Securities (Cost $3,222,066)				3,209,974

Yankee Corporate Bonds and Notes: 7.61%

Energy: 1.13%

Oil, Gas & Consumable Fuels: 1.13%
Comision Federal de Electricidad 144A	4.75	2-23-2027	250,000	263,125
Teekay Corporation	8.50	1-15-2020	75,000	76,125
Woodside Finance Limited 144A	3.70	3-15-2028	200,000	198,462

				537,712

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—September 30, 2017	Wells Fargo Strategic Income Fund	19

Security name	Interest rate	Maturity date	Principal	Value

Financials: 5.18%

Banks: 3.60%
ABN AMRO Bank NV 144A	4.75%	7-28-2025	$200,000	$212,338
Banistmo SA 144A	3.65	9-19-2022	250,000	249,625
BNP Paribas 144A	3.80	1-10-2024	200,000	207,831
BPCE SA 144A	5.15	7-21-2024	305,000	328,692
Credit Agricole SA (5 Year USD Swap Rate +6.19%) 144A±	8.13	12-29-2049	265,000	313,694
Intesa Sanpaolo SpA 144A	5.71	1-15-2026	135,000	142,222
UBS Group Funding Limited 144A	4.13	9-24-2025	250,000	262,881

				1,717,283

Capital Markets: 0.56%
Credit Suisse Group AG 144A	3.57	1-9-2023	260,000	266,184

Insurance: 1.02%
Qatar Reinsurance Company Limited (5 Year USD Swap Rate +2.79%) ±	4.95	12-31-2099	200,000	199,000
Validus Holdings Limited	8.88	1-26-2040	200,000	289,195

				488,195

Health Care: 0.68%

Pharmaceuticals: 0.68%
Teva Pharmaceutical Finance BV	2.20	7-21-2021	265,000	254,851
Valeant Pharmaceuticals International Incorporated 144A	5.50	3-1-2023	25,000	21,938
Valeant Pharmaceuticals International Incorporated 144A	6.13	4-15-2025	25,000	21,938
Valeant Pharmaceuticals International Incorporated 144A	7.00	3-15-2024	25,000	26,625

				325,352

Industrials: 0.44%

Commercial Services & Supplies: 0.22%
GFL Environmental Incorporated 144A	5.63	5-1-2022	25,000	26,000
Ritchie Brothers Auctioneers Incorporated 144A	5.38	1-15-2025	75,000	79,313

				105,313

Professional Services: 0.22%
IHS Markit Limited 144A	4.75	2-15-2025	100,000	107,000

Telecommunication Services: 0.18%

Diversified Telecommunication Services: 0.18%
Intelsat Jackson Holdings SA	5.50	8-1-2023	100,000	84,750

Total Yankee Corporate Bonds and Notes (Cost $3,501,300)				3,631,789

Yankee Government Bonds: 7.58%
Banque Centrale de Tunisie SA	5.75	1-30-2025	200,000	194,545
Bermuda 144A	3.72	1-25-2027	250,000	253,125
Federal Democratic Republic of Ethiopia	6.63	12-11-2024	200,000	205,478
Province of Cordoba 144A	7.13	8-1-2027	400,000	418,976
Province of Santa Fe	7.00	3-23-2023	200,000	212,814

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Strategic Income Fund	Portfolio of investments—September 30, 2017

Security name	Interest rate	Maturity date	Principal	Value

Yankee Government Bonds (continued)
Republic of Ghana	9.25%	9-15-2022	$400,000	$444,520
Republic of Guatemala	4.38	6-5-2027	250,000	247,500
Republic of Honduras	6.25	1-19-2027	200,000	215,192
Republic of Hungary	5.38	3-25-2024	250,000	285,938
Republic of Kazakhstan	5.13	7-21-2025	250,000	276,825
Republic of Sri Lanka	5.75	1-18-2022	400,000	422,556
Socialist Republic of Vietnam	4.80	11-19-2024	200,000	213,671
The Dominican Republic	6.88	1-29-2026	200,000	228,092

Total Yankee Government Bonds (Cost $3,505,702)				3,619,232

	Yield		Shares
Short-Term Investments: 10.26%

Investment Companies: 9.82%
Wells Fargo Government Money Market Select Class (l)(u)##	0.92		4,686,555	4,686,555

			Principal
U.S. Treasury Securities: 0.44%
U.S. Treasury Bill (z)#	1.00	12-14-2017	$210,000	209,592

Total Short-Term Investments (Cost $4,896,120)				4,896,147

Total investments in securities (Cost $46,616,070)	99.04%	47,265,464
Other assets and liabilities, net	0.96	457,220

Total net assets	100.00%	$47,722,684

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

±	Variable rate investment. The rate shown is the rate in effect at period end.

%%	The security is issued on a when-issued basis.

¥	A payment-in-kind (PIK) security is a security in which the issuer may make interest or dividend payments in cash or additional securities. These additional securities generally have the same terms as the original holdings.

@	Foreign bond principal is denominated in the local currency of the issuer.

<	All or a portion of the position represents an unfunded loan commitment.

¤	The security is issued in zero coupon form with no periodic interest payments.

±±	The coupon of the security is adjusted based on the principal and interest payments received from the underlying pool of mortgages as well as the credit quality and the actual prepayment speed of the underlying mortgages.

†	Non-income-earning security

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

##	All or a portion of this security is segregated for when-issued securities and unfunded loans.

(z)	Zero coupon security. The rate represents the current yield to maturity.

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—September 30, 2017	Wells Fargo Strategic Income Fund	21

Futures Contracts

Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses
Short
Euro-Bond Futures	2	12-7-2017	$311,403	$310,083	$1,320	$0
Ultra U.S. Treasury Bonds	6	12-19-2017	1,006,191	990,750	15,441	0
10-Year Ultra U.S. Treasury Notes	9	12-19-2017	1,216,578	1,208,953	7,625	0
10-Year U.S. Treasury Notes	30	12-19-2017	3,815,574	3,759,375	56,199	0
2-Year U.S. Treasury Notes	33	12-29-2017	7,129,932	7,118,203	11,729	0
5-Year U.S. Treasury Notes	45	12-29-2017	5,329,328	5,287,500	41,828	0

Forward Foreign Currency Contracts

Currency to be received	Currency to be delivered	Counterparty¤¤	Settlement date	Unrealized gains	Unrealized losses
384,536 USD	5,000,000 ZAR	State Street	10-16-2017	$16,008	$0
114,135 USD	1,525,000 ZAR	State Street	10-16-2017	1,734	0
155,000 CAD	125,534 USD	State Street	10-23-2017	0	(1,292)
398,276 USD	1,275,000 BRL	State Street	11-30-2017	0	(1,143)
91,526 USD	290,000 BRL	State Street	11-30-2017	678	0
1,262,983 USD	1,055,000 EUR	Citibank	12-29-2017	9,901	0

				$28,321	$(2,435)

¤¤	Transaction can only be closed with the originating counterparty.

Credit Default Swaps

Sell protection

Reference entity	Fixed rate received	Payment frequency	Counterparty°°	Maturity date	Notional amount	Value	Upfront payments/ receipts	Unrealized gains	Unrealized losses
Markit CDX Emerging Markets Index	1.00%	Quarterly	JPMorgan	6-20-2022	$950,000	$(29,636)	$(33,395)	$3,759	$0
Markit CDX North America Investment Grade Index	1.00	Quarterly	JPMorgan	6-20-2022	650,000	13,883	12,917	966	0
Markit CDX North America High Yield Index	5.00	Quarterly	JPMorgan	6-20-2022	475,000	37,242	33,276	3,966	0
Markit iTraxx Europe Index	1.00	Quarterly	JPMorgan	6-20-2022	1,025,000	29,987	22,290	7,697	0
Markit iTraxx Europe Crossover Index	5.00	Quarterly	JPMorgan	6-20-2022	50,000	7,518	6,869	649	0

							$41,957	$17,037	$0

°°	Exchange traded or centrally cleared transaction with counterparty

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets

Short-Term Investments

Investment companies
Wells Fargo Government Money Market Fund Select Class	1,867,108	45,996,999	43,177,552	4,686,555	$0	$0	$21,306	$4,686,555	9.82%
Affiliated securities no longer held at end of period					0	0	538	0	0.00

					$0	$0	$21,844	$4,686,555	9.82%

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Strategic Income Fund	Statement of assets and liabilities—September 30, 2017

Assets
Investments in unaffiliated securities, at value (cost $41,929,515)	$42,578,909
Investments in affiliated securities, at value (cost $4,686,555)	4,686,555
Segregated cash for swaps	221,289
Receivable for investments sold	913,561
Receivable for Fund shares sold	1,815
Receivable for interest	372,401
Receivable for daily variation margin on open futures contracts	20,086
Receivable for securities lending income	94
Unrealized gains on credit default swap transactions	17,037
Premiums paid on credit default swap transactions	75,352
Unrealized gains on forward foreign currency contracts	28,321
Receivable from manager	3,395
Prepaid expenses and other assets	44,200

Total assets	48,963,015

Liabilities
Payable for investments purchased	1,122,202
Premiums received on credit default swap transactions	33,395
Administration fees payable	3,214
Payable for daily variation margin on open futures contracts	2,517
Unrealized losses on forward foreign currency contracts	2,435
Payable for Fund shares redeemed	496
Distribution fee payable	256
Due to custodian bank, foreign currency, at value (cost $185)	201
Accrued expenses and other liabilities	75,615

Total liabilities	1,240,331

Total net assets	$47,722,684

NET ASSETS CONSIST OF
Paid-in capital	$48,386,905
Undistributed net investment income	144,601
Accumulated net realized losses on investments	(1,634,283)
Net unrealized gains on investments	825,461

Total net assets	$47,722,684

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$896,335
Shares outstanding – Class A1	93,498
Net asset value per share – Class A	$9.59
Maximum offering price per share – Class A2	$9.99
Net assets – Class C	$402,505
Shares outstanding – Class C1	42,048
Net asset value per share – Class C	$9.57
Net assets – Administrator Class	$562,146
Shares outstanding – Administrator Class[1]	58,512
Net asset value per share – Administrator Class	$9.61
Net assets – Institutional Class	$45,861,698
Shares outstanding – Institutional Class[1]	4,786,776
Net asset value per share – Institutional Class	$9.58

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/96 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended September 30, 2017	Wells Fargo Strategic Income Fund	23

Investment income
Interest (net of foreign interest withholding taxes of $7,244)	$1,459,962
Income from affiliated securities	21,844
Dividends	15,117

Total investment income	1,496,923

Expenses
Management fee	182,100
Administration fees
Class A	2,067
Class C	896
Administrator Class	506
Institutional Class	25,862
Shareholder servicing fees
Class A	3,230
Class C	1,400
Administrator Class	1,265
Distribution fee
Class C	4,200
Custody and accounting fees	57,784
Professional fees	62,736
Registration fees	68,444
Shareholder report expenses	50,458
Trustees’ fees and expenses	20,969
Other fees and expenses	15,971

Total expenses	497,888
Less: Fee waivers and/or expense reimbursements	(279,259)

Net expenses	218,629

Net investment income	1,278,294

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	(190,512)
Futures transactions	87,767
Forward foreign currency contract transactions	(163,333)
Credit default swap transactions	265

Net realized losses on investments	(265,813)

Net change in unrealized gains (losses) on:
Unaffiliated securities	909,245
Futures transactions	147,147
Forward foreign currency contract transactions	75,986
Credit default swap transactions	17,037

Net change in unrealized gains (losses) on investments	1,149,415

Net realized and unrealized gains (losses) on investments	883,602

Net increase in net assets resulting from operations	$2,161,896

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Strategic Income Fund	Statement of changes in net assets

	Year ended September 30, 2017		Year ended September 30, 2016[1]		Year ended October 31, 2015

Operations
Net investment income		$1,278,294		$890,629		$1,317,175
Net realized losses on investments		(265,813)		(919,157)		(1,296,981)
Net change in unrealized gains (losses) on investments		1,149,415		988,102		(666,689)

Net increase (decrease) in net assets resulting from operations		2,161,896		959,574		(646,495)

Distributions to shareholders from
Net investment income
Class A		(28,157)		(13,014)		(21,334)
Class C		(9,306)		(6,442)		(14,917)
Administrator Class		(12,437)		(7,355)		(12,399)
Institutional Class		(841,651)		(365,738)		(935,496)
Tax basis return of capital
Class A		0		(5,130)		(2,416)
Class C		0		(2,540)		(1,689)
Administrator Class		0		(2,900)		(1,404)
Institutional Class		0		(144,185)		(105,941)

Total distributions to shareholders		(891,551)		(547,304)		(1,095,596)

Capital share transactions	Shares		Shares		Shares
Proceeds from shares sold
Class A	321,165	2,992,396	117,382	1,055,716	44,768	426,513
Class C	13,178	122,066	12,099	109,873	5,907	55,667
Administrator Class	57,991	545,062	9,037	83,300	0	0
Institutional Class	2,906,247	27,435,661	621,194	5,533,801	190,379	1,736,500

		31,095,185		6,782,690		2,218,680

Reinvestment of distributions
Class A	2,995	27,934	1,995	17,957	2,260	21,553
Class C	1,010	9,306	979	8,774	1,740	16,606
Administrator Class	1,323	12,409	1,137	10,255	1,443	13,803
Institutional Class	89,616	841,651	56,806	509,923	109,213	1,041,437

		891,300		546,909		1,093,399

Payment for shares redeemed
Class A	(343,855)	(3,221,808)	(107,748)	(971,689)	(18,900)	(178,898)
Class C	(55,235)	(514,171)	(8,141)	(73,072)	(15,520)	(148,738)
Administrator Class	(65,078)	(611,345)	(14)	(129)	(4,192)	(39,990)
Institutional Class	(717,532)	(6,786,658)	(90,476)	(795,724)	(2,358,709)	(22,270,242)

		(11,133,982)		(1,840,614)		(22,637,868)

Net increase (decrease) in net assets resulting from capital share transactions		20,852,503		5,488,985		(19,325,789)

Total increase (decrease) in net assets		22,122,848		5,901,255		(21,067,880)

Net assets
Beginning of period		25,599,836		19,698,581		40,766,461

End of period		$47,722,684		$25,599,836		$19,698,581

Undistributed net investment income		$144,601		$49,038		$44,882

[1]	For the eleven months ended September 30, 2016. The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 2016.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Strategic Income Fund	25

(For a share outstanding throughout each period)

	Year ended September 30		Year ended October 31
CLASS A	2017	2016[1]	2015	2014	2013[2]
Net asset value, beginning of period	$9.25	$9.13	$9.72	$9.66	$10.00
Net investment income	0.33 [3]	0.31	0.34	0.37	0.27
Net realized and unrealized gains (losses) on investments	0.22	(0.01)	(0.69)	(0.05)	(0.36)

Total from investment operations	0.55	0.30	(0.35)	0.32	(0.09)
Distributions to shareholders from
Net investment income	(0.21)	(0.13)	(0.22)	(0.26)	(0.25)
Tax basis return of capital	0.00	(0.05)	(0.02)	0.00	0.00

Total distributions to shareholders	(0.21)	(0.18)	(0.24)	(0.26)	(0.25)
Net asset value, end of period	$9.59	$9.25	$9.13	$9.72	$9.66
Total return[4]	6.05%	3.34%	(3.64)%	3.36%	(0.89)%
Ratios to average net assets (annualized)
Gross expenses	1.78%	1.80%	1.63%	1.51%	1.85%
Net expenses	0.90%	0.90%	0.90%	0.90%	0.90%
Net investment income	3.47%	3.85%	3.77%	4.02%	3.76%
Supplemental data
Portfolio turnover rate	65%	52%	53%	51%	39%
Net assets, end of period (000s omitted)	$896	$1,047	$928	$714	$518

[1]	For the eleven months ended September 30, 2016. The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 2016.

[2]	For the period from January 31, 2013 (commencement of class operations) to October 31, 2013

[3]	Calculated based upon average shares outstanding

[4]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

26	Wells Fargo Strategic Income Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30		Year ended October 31
CLASS C	2017	2016[1]	2015	2014	2013[2]
Net asset value, beginning of period	$9.22	$9.10	$9.71	$9.65	$10.00
Net investment income	0.29	0.25	0.28	0.31	0.21
Net realized and unrealized gains (losses) on investments	0.18	(0.02)	(0.68)	(0.06)	(0.37)

Total from investment operations	0.47	0.23	(0.40)	0.25	(0.16)
Distributions to shareholders from
Net investment income	(0.12)	(0.08)	(0.19)	(0.19)	(0.19)
Tax basis return of capital	0.00	(0.03)	(0.02)	0.00	0.00

Total distributions to shareholders	(0.12)	(0.11)	(0.21)	(0.19)	(0.19)
Net asset value, end of period	$9.57	$9.22	$9.10	$9.71	$9.65
Total return[3]	5.20%	2.67%	(4.35)%	2.61%	(1.51)%
Ratios to average net assets (annualized)
Gross expenses	2.59%	2.54%	2.37%	2.25%	2.60%
Net expenses	1.65%	1.65%	1.65%	1.65%	1.65%
Net investment income	2.80%	3.10%	3.02%	3.25%	3.01%
Supplemental data
Portfolio turnover rate	65%	52%	53%	51%	39%
Net assets, end of period (000s omitted)	$403	$766	$711	$835	$518

[1]	For the eleven months ended September 30, 2016. The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 2016.

[2]	For the period from January 31, 2013 (commencement of class operations) to October 31, 2013

[3]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Strategic Income Fund	27

(For a share outstanding throughout each period)

	Year ended September 30		Year ended October 31
ADMINISTRATOR CLASS	2017	2016[1]	2015	2014	2013[2]
Net asset value, beginning of period	$9.29	$9.16	$9.74	$9.66	$10.00
Net investment income	0.34 [3]	0.33 [3]	0.37	0.39	0.28
Net realized and unrealized gains (losses) on investments	0.20	(0.01)	(0.70)	(0.05)	(0.37)

Total from investment operations	0.54	0.32	(0.33)	0.34	(0.09)
Distributions to shareholders from
Net investment income	(0.22)	(0.14)	(0.22)	(0.26)	(0.25)
Tax basis return of capital	0.00	(0.05)	(0.03)	0.00	0.00

Total distributions to shareholders	(0.22)	(0.19)	(0.25)	(0.26)	(0.25)
Net asset value, end of period	$9.61	$9.29	$9.16	$9.74	$9.66
Total return[4]	5.91%	3.52%	(3.51)%	3.63%	(0.85)%
Ratios to average net assets (annualized)
Gross expenses	1.72%	1.74%	1.56%	1.46%	1.79%
Net expenses	0.75%	0.75%	0.75%	0.75%	0.75%
Net investment income	3.64%	4.00%	3.92%	4.18%	3.90%
Supplemental data
Portfolio turnover rate	65%	52%	53%	51%	39%
Net assets, end of period (000s omitted)	$562	$597	$496	$554	$496

[1]	For the eleven months ended September 30, 2016. The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 2016.

[2]	For the period from January 31, 2013 (commencement of class operations) to October 31, 2013

[3]	Calculated based upon average shares outstanding

[4]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

28	Wells Fargo Strategic Income Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30		Year ended October 31
INSTITUTIONAL CLASS	2017	2016[1]	2015	2014	2013[2]
Net asset value, beginning of period	$9.24	$9.14	$9.71	$9.66	$10.00
Net investment income	0.35 [3]	0.34	0.40	0.41 [3]	0.29
Net realized and unrealized gains (losses) on investments	0.24	(0.02)	(0.71)	(0.07)	(0.36)

Total from investment operations	0.59	0.32	(0.31)	0.34	(0.07)
Distributions to shareholders from
Net investment income	(0.25)	(0.16)	(0.23)	(0.29)	(0.27)
Tax basis return of capital	0.00	(0.06)	(0.03)	0.00	0.00

Total distributions to shareholders	(0.25)	(0.22)	(0.26)	(0.29)	(0.27)
Net asset value, end of period	$9.58	$9.24	$9.14	$9.71	$9.66
Total return[4]	6.43%	3.55%	(3.28)%	3.60%	(0.66)%
Ratios to average net assets (annualized)
Gross expenses	1.40%	1.46%	1.19%	1.14%	1.52%
Net expenses	0.60%	0.60%	0.60%	0.60%	0.60%
Net investment income	3.71%	4.16%	4.04%	4.25%	4.05%
Supplemental data
Portfolio turnover rate	65%	52%	53%	51%	39%
Net assets, end of period (000s omitted)	$45,862	$23,190	$17,564	$38,664	$23,338

[1]	For the eleven months ended September 30, 2016. The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 2016.

[2]	For the period from January 31, 2013 (commencement of class operations) to October 31, 2013

[3]	Calculated based upon average shares outstanding

[4]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Strategic Income Fund	29

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Strategic Income Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Debt securities are valued at the evaluated bid price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Equity securities and futures that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Non-listed swaps are valued at the evaluated price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”).

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign

30	Wells Fargo Strategic Income Fund	Notes to financial statements

exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Forward foreign currency contracts

The Fund is subject to foreign currency risk in the normal course of pursuing its investment objectives. A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on forward foreign currency contract transactions. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The Fund’s maximum risk of loss from counterparty credit risk is the unrealized gains on the contracts. This risk may be mitigated if there is a master netting arrangement between the Fund and the counterparty.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund is included in income from affiliates securities on the Statement of Operations.

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Loans

The Fund may invest in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. The loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. Investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When the Fund purchases participations, it generally has no rights to enforce compliance with terms of the loan agreement with the borrower. As a result, the Fund assumes the credit risk of both the borrower and the lender that is

Notes to financial statements	Wells Fargo Strategic Income Fund	31

selling the participation. When the Fund purchases assignments from lenders, it acquires direct rights against the borrower on the loan and may enforce compliance by the borrower with the terms of the loan agreement. Loans may include fully funded term loans or unfunded loan commitments, which are contractual obligations for future funding.

Futures contracts

The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in interest rates. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts. With futures contracts, there is minimal counterparty risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Credit default swaps

The Fund is subject to credit risk in the normal course of pursuing its investment objectives. The Fund may enter into credit default swap contracts for hedging or speculative purposes to provide or receive a measure of protection against default on a referenced entity, obligation or index or for investment gains. Credit default swaps involve an exchange of a stream of payments for protection against the loss in value of an underlying security or index. Under the terms of the swap, one party acts as a guarantor (referred to as the seller of protection) and receives a periodic stream of payments, provided that there is no credit event, from another party (referred to as the buyer of protection) that is a fixed percentage applied to a notional principal amount over the term of the swap. An index credit default swap references all the names in the index, and if a credit event is triggered, the credit event is settled based on that name’s weight in the index. A credit event includes bankruptcy, failure to pay, obligation default, obligation acceleration, repudiation/moratorium, and restructuring. The Fund may enter into credit default swaps as either the seller of protection or the buyer of protection. As the seller of protection, the Fund is subject to investment exposure on the notional amount of the swap and has assumed the risk of default of the underlying security or index. As the buyer of protection, the Fund could be exposed to risks if the seller of the protection defaults on its obligation to perform, or if there are unfavorable changes in the fluctuation of interest rates. The maximum potential amount of future payments (undiscounted) that the Fund as the seller of protection could be required to make under the credit default swap contract would be an amount equal to the notional amount of the swap contract. The Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

If the Fund is the seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will pay to the buyer of protection the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index. If the Fund is the buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will receive from the seller of protection the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index.

Any premiums paid or received on the transactions are recorded as an asset or liability on the Statement of Assets and Liabilities and amortized. The value of the swap contract is marked-to-market daily based on quotations from an independent pricing service or an independent broker-dealer and any change in value is recorded as an unrealized gain or loss. Periodic payments made or received are recorded as realized gains or losses. In addition, payments received or made as a result of a credit event or termination of the contract are recognized as realized gains or losses.

Certain credit default swap contracts entered into by the Fund provide for conditions that result in events of default or termination that enable the counterparty to the agreement to cause an early termination of the transactions under those agreements.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date.

32	Wells Fargo Strategic Income Fund	Notes to financial statements

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has been determined to be doubtful based on consistently applied procedures and the fair value has decreased. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of September 30, 2017, the aggregate cost of all investments for federal income tax purposes was $46,802,681 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$903,945
Gross unrealized losses	(264,097)
Net unrealized gains	$639,848

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent difference causing such reclassifications is due to foreign currency transactions. At September 30, 2017, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Undistributed net investment income	Accumulated net realized losses on investments
$(291,180)	$291,180

As of September 30, 2017, the Fund had capital loss carryforwards which consist of $536,005 in short-term capital losses and $881,299 in long-term capital losses.

As of September 30, 2017, the Fund had current year deferred post-October capital losses consisting of $71,469 in short-term losses which will be recognized on the first day of the following fiscal year.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

Notes to financial statements	Wells Fargo Strategic Income Fund	33

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of September 30, 2017:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Asset-backed securities	$0	$3,511,804	$0	$3,511,804

Corporate bonds and notes	0	11,585,060	0	11,585,060

Exchange-traded funds	251,723	0	0	251,723

Foreign corporate bonds and notes	0	1,801,437	0	1,801,437

Foreign government bonds	0	3,873,898	0	3,873,898

Loans	0	4,635,578	0	4,635,578

Municipal obligations	0	1,705,690	0	1,705,690

Non-agency mortgage-backed securities	0	4,537,593	0	4,537,593

Rights
Utilities	0	5,539	0	5,539

U.S. Treasury securities	3,209,974	0	0	3,209,974

Yankee corporate bonds and notes	0	3,631,789	0	3,631,789

Yankee government bonds	0	3,619,232	0	3,619,232

Short-term investments
Investment companies	4,686,555	0	0	4,686,555
U.S. Treasury securities	209,592	0	0	209,592
	8,357,844	38,907,620	0	47,265,464
Credit default swap contracts	0	92,389	0	92,389
Forward foreign currency contracts	0	28,321	0	28,321
Futures contracts	20,086	0	0	20,086
Total assets	$8,377,930	$39,028,330	$0	$47,406,260
Liabilities
Credit default swap contracts	$0	$33,395	$0	$33,395
Forward foreign currency contracts	0	2,435	0	2,435
Futures contracts	2,517	0	0	2,517
Total liabilities	$2,517	$35,830	$0	$38,347

34	Wells Fargo Strategic Income Fund	Notes to financial statements

Forward foreign currency contracts are reported at their unrealized gains (losses) at measurement date, which represents the change in the contract’s value from trade date. Futures contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Swap contracts consists of unrealized gains (losses) and premiums paid or received on swap contracts, which represents the change in the contract’s value from trade date. All other assets and liabilities are reported at their market value at measurement date.

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At September 30, 2017, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo, is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadvisers, providing fund-level administrative services in connection with the Fund’s operations, and providing any other fund-level administrative services reasonably necessary for the operation of the Fund. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.525% and declining to 0.405% as the average daily net assets of the Fund increase. For the year ended September 30, 2017, the management fee was equivalent to an annual rate of 0.525% of the Fund’s average daily net assets.

Funds Management has retained the services of certain subadvisers to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap is a subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.30% and declining to 0.15% as the average daily net assets of the Fund increase. First International Advisors, LLC, an affiliate of Funds Management and an indirect, wholly owned subsidiary of Wells Fargo, is also a subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.35% and declining to 0.20% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee
Class A, Class C	0.16%
Administrator Class	0.10
Institutional Class	0.08

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through January 31, 2018 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.90% for Class A shares, 1.65% for Class C shares, 0.75% for Administrator Class shares, and 0.60% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

During the year ended September 30, 2017, State Street Bank and Trust Company (“State Street’), the Fund’s custodian, reimbursed the Fund $42 for certain out-of-pocket expenses that were billed to the Fund in error from 1998-2015. This amount is included in interest income on the Statement of Operations. In addition, Funds Management was also reimbursed $4,509 by State Street for waivers/reimbursements it made to the Fund to limit Fund expenses during the period the Fund was erroneously billed.

Notes to financial statements	Wells Fargo Strategic Income Fund	35

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended September 30, 2017, Funds Distributor received $55 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended September 30, 2017.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 of the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices. Pursuant to these procedures, the Fund had $430,750 and $1,288,328 in interfund purchases and sales, respectively, during the year ended September 30, 2017.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities were as follows:

Purchases at cost		Sales proceeds
U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
$5,991,094	$35,052,650	$2,891,688	$17,113,437

As of September 30, 2017, the Fund had unfunded term loan commitments of $100,000.

6. DERIVATIVE TRANSACTIONS

During the year ended September 30, 2017, the Fund entered into futures contracts and forward foreign currency contracts to manage duration exposure and for economic hedging purposes; and credit default swap contracts as a substitute for taking a position in the underlying security or basket of securities or to potentially enhance the Fund’s total return.

The table below discloses the volume of the Fund’s derivative transactions during the year and any segregated cash at September 30, 2017.

Futures contracts
Average notional balance on long futures	$244,527
Average notional balance on short futures	7,628,227

Forward foreign currency contracts
Average contract amounts to buy	$722,452
Average contract amounts to sell	2,384,982

Credit default swaps
Average notional balance	$1,100,274
Segregated cash at September 30, 2017	221,289

The Fund’s credit default swap may contain provisions for early termination in the event the net assets of the Fund declines below specific levels identified by the counterparty. If these levels are triggered, the counterparty may terminate the transaction and seek payment or request full collateralization of the derivative transactions in net liability positions. On September 30, 2017, the aggregate fair value of credit defaults swap with net asset contingent features that were in a liability position amounted to $29,636.

36	Wells Fargo Strategic Income Fund	Notes to financial statements

A summary of the location of derivative instruments on the financial statements by primary risk exposure is outlined following tables.

The fair value of derivative instruments as of September 30, 2017 was as follows for the Fund:

	Asset derivatives			Liability derivatives
	Statement of Assets and Liabilities location	Fair value		Statement of Assets and Liabilities location	Fair value
Interest rate risk	Receivable for daily variation margin on open futures contracts	$20,086	*	Payable for daily variation margin on open futures contracts	$2,517	*
Foreign currency risk	Unrealized gains on forward foreign currency contracts	28,321		Unrealized losses on forward foreign currency contracts	2,435
Credit risk	Unrealized gains on credit default swap transactions	92,389	**	Premiums received on credit default swap transactions	33,395
		$140,796			$38,347

*	Only the current day’s variation margin as of September 30, 2017 is reported separately on the Statement of Assets and Liabilities.

**	Amount includes premiums paid on swap contracts.

The effect of derivative instruments on the Statement of Operations for the year ended September 30, 2017 was as follows for the Fund:

	Amount of realized gains (losses) on derivatives			Change in unrealized gains on derivatives
	Futures contracts	Forward currency contracts	Credit default swaps	Futures contracts	Forward currency contracts	Credit default swaps
Interest rate risk	$87,767	$0	$0	$147,147	$0	$0
Forward currency risk	0	(163,333)	0	0	75,986	0
Credit risk	0	0	265	0	0	17,037
	$87,767	$(163,333)	$265	$147,147	$75,986	$17,037

For certain types of derivative transactions, the Fund has entered into International Swaps and Derivatives Association, Inc. master agreements (“ISDA Master Agreements”) or similar agreements with approved counterparties. The ISDA Master Agreements or similar agreements may have requirements to deliver/deposit securities or cash to/with an exchange or broker-dealer as collateral and allows the Fund to offset, with each counterparty, certain derivative financial instrument’s assets and/or liabilities with collateral held or pledged. Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under ISDA Master Agreements or similar agreements, if any, are reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, are noted in the Portfolio of Investments. With respect to balance sheet offsetting, absent an event of default by the counterparty or a termination of the agreement, the reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities are not offset across transactions between the Fund and the applicable counterparty. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by derivative type, including any collateral exposure, is as follows:

Counterparty	Gross amounts of assets in the Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral received	Net amount of assets
Citibank	$9,901	$0	$0	$9,901
JPMorgan	112,475	(35,912)	0	76,563
State Street	18,420	(2,435)	0	15,985

Notes to financial statements	Wells Fargo Strategic Income Fund	37

Counterparty	Gross amounts of liabilities in the Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral pledged	Net amount of liabilities
JPMorgan	$35,912	$(35,912)	$0	$0
State Street	2,435	(2,435)	0	0

7. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds) and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund. Prior to August 29, 2017, the revolving credit agreement amount was $250,000,000.

For the year ended September 30, 2017, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid were as follows:

	Year ended September 30		Year ended October 31
	2017	2016[1]	2015
Ordinary income	$891,551	$392,549	$984,146
Tax basis return of capital	0	154,755	111,450
[1]	For the eleven months ended September 30, 2016. The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 2016.

As of September 30, 2017, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Unrealized gains	Post-October capital losses deferred	Capital loss carryforward
$185,704	$638,848	$(71,469)	$(1,417,304)

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. SUBSEQUENT DISTRIBUTIONS

On October 25, 2017, the Fund declared distributions from net investment income to shareholders of record on October 24, 2017. The per share amounts payable on October 26, 2017 were as follows:

Net investment income
Class A	$0.02913
Class C	0.02319
Administrator Class	0.02937
Institutional Class	0.03144

These distributions are not reflected in the accompanying financial statements.

38	Wells Fargo Strategic Income Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Strategic Income Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of September 30, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for the year then ended, for the period ended September 30, 2016, and for the year ended October 31, 2015, and the financial highlights for the year then ended, for the period ended September 30, 2016, and for each of the years or periods in the period from January 31, 2013 (commencement of operations) to October 31, 2015. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2017, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Strategic Income Fund as of September 30, 2017, the results of its operations for the year then ended, the changes in its net assets for the year then ended, for the period ended September 30, 2016, and for the year ended October 31, 2015, and the financial highlights for the year then ended, for the period ended September 30, 2016, and for each of the years or periods in the period from January 31, 2013 (commencement of operations) to October 31, 2015, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

November 22, 2017

Other information (unaudited)	Wells Fargo Strategic Income Fund	39

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 1.40% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended September 30, 2017.

Pursuant to Section 854 of the Internal Revenue Code, $12,511 of income dividends paid during the fiscal year ended September 30, 2017 has been designated as qualified dividend income (QDI).

For the fiscal year ended September 30, 2017, $604,115 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

40	Wells Fargo Strategic Income Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 152 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Board member of the Forté Foundation (non-profit organization) and the Vincent Memorial Hospital Endowment (non-profit organization), where he serves on the Investment Committee and as a Chair of the Audit Committee. Mr. Ebsworth is a CFA® charterholder.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of Ruth Bancroft Garden (non-profit organization) and an inactive chartered financial analyst.	Asset Allocation Trust
Peter G. Gordon** (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Strategic Income Fund	41

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996: Vice Chairman, since 2017	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

**	Peter Gordon is expected to retire on December 31, 2017.

Advisory Board Members

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer	Current other public company or investment company directorships
James G. Polisson (Born 1959)	Advisory Board Member, since 2017	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Prior thereto, Vice President, Fidelity Retail Mutual Fund Group from 1996 to 1998 and Risk Management Practice Manager, Fidelity Consulting from 1995 to 1996. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	None
Pamela Wheelock (Born 1959)	Advisory Board Member, since 2017	Chief Operating Officer, Twin Cities Habitat for Humanity, since January, 2017. Vice President of University Services, University of Minnesota from 2012 to 2017. Prior thereto, Interim President and Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2010 to 2011, Chairman of the Board from 2009 to 2011 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently on the Board of Directors, Governance Committee and Finance Committee, for the Minnesota Philanthropy Partners (Saint Paul Foundation) since 2012 and Board Chair of the Minnesota Wild Foundation since 2010.	None

42	Wells Fargo Strategic Income Fund	Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank, N.A. from 1996 to 2013.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 76 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 76 funds and Assistant Treasurer of 76 funds in the Fund Complex.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargofunds.com.

Other information (unaudited)	Wells Fargo Strategic Income Fund	43

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at an in-person meeting held on May 16-17, 2017 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Strategic Income Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); (ii) an investment sub-advisory agreement with Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management; and (iii) an investment sub-advisory agreement with First International Advisors, LLC (“FIA”), an affiliate of Funds Management. The sub-advisory agreements with WellsCap and FIA (the “Sub-Advisers”) are collectively referred to as the “Sub-Advisory Agreements,” and the Management Agreement and the Sub-Advisory Agreements are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Advisers and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2017, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Advisers were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2017. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Advisers about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Advisers under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Advisers under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Funds Management, a summary of certain organizational and personnel changes involving Funds Management and the Sub-Advisers, and a description of Funds Management’s and the Sub-Advisers’ business continuity planning programs and of their approaches to data privacy and cybersecurity. The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Advisers to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Advisers. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

44	Wells Fargo Strategic Income Fund	Other information (unaudited)

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2016. The Board considered these results in comparison to the performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the performance of the Fund (Administrator Class) was lower than the average performance of the Universe for all periods under review. The Board also noted that the performance of the Fund was higher than its benchmark, the Bloomberg Barclays U.S. Universal Bond Index, for the one-year period under review, but lower than its benchmark for the three-year period under review. The Board noted the short performance history of the Fund.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than the median net operating expense ratios of the expense Groups for all share classes.
The Board took into account the Fund performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Advisers for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than the sum of these average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Advisers for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Advisers, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Advisers, the Board ascribed limited relevance to the allocation of fees between them.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Advisers under the Sub-Advisory Agreements was reasonable.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole. The Board also received and considered information concerning the profitability of the Sub-Advisers from providing services to the fund family as a whole, noting that the Sub-Advisers’ profitability information with respect to providing services to the Fund was subsumed in the Wells Fargo and Funds Management profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management or Wells Fargo from its services to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Other information (unaudited)	Wells Fargo Strategic Income Fund	45

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that in addition to management fee breakpoints, competitive management fee rates set at the outset without regard to breakpoints and fee waiver and expense reimbursement arrangements are means of sharing potential economies of scale with shareholders of the Fund. The Board considered Funds Management’s view, which Funds Management indicated was supported by independent third-party industry studies which were summarized for the Board, that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Advisers

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Advisers, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Advisers’ business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Advisers, fees earned by Funds Management and WellsCap from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Advisers, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Advisers under each of the Advisory Agreements was reasonable.

46	Wells Fargo Strategic Income Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
CLO	— Collateralized loan obligation
CLP	— Chilean peso
COP	— Colombian peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
PJSC	— Public Joint Stock Company
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: fundservice@wellsfargo.com

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals:
1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is a trade name used by the asset management businesses of Wells Fargo & Company. Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the funds. The funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA, an affiliate of Wells Fargo & Company. Neither Wells Fargo Funds Distributor nor Wells Fargo Funds Management holds fund shareholder accounts or assets. This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2017 Wells Fargo Funds Management, LLC. All rights reserved.

306433 11-17 A263/AR263 09-17

Annual Report

September 30, 2017

Wells Fargo C&B Mid Cap Value Fund

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The views expressed and any forward-looking statements are as of September 30, 2017, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo C&B Mid Cap Value Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Favorable economic news supported stocks, and interest rates moved higher.

Hiring remained strong, and business and consumer sentiment improved.

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo C&B Mid Cap Value Fund for the 12-month period that ended September 30, 2017. Despite heightened market volatility at times, global stocks generally delivered double-digit results and bond markets had smaller but positive results as well. U.S. and international stocks returned 18.61% and 19.61%, respectively, for the 12-month period, as measured by the S&P 500 Index1 and the MSCI ACWI ex USA Index (Net),2 respectively; within fixed income, the Bloomberg Barclays U.S. Aggregate Bond Index3 returned 0.07% and the Bloomberg Barclays Municipal Bond Index4 returned 0.87% as interest rates rose from low levels.

Election results and central banks’ policies commanded investor attention as 2016 closed.

During the fourth quarter of 2016, investors appeared intent on the prospective outcomes of elections in the U.S. and central-bank actions globally. Following Donald Trump’s election victory, U.S. stocks rallied. Investors appeared optimistic that the new administration would pursue progrowth policies. Favorable economic news supported stocks, and interest rates moved higher. At their mid-December meeting, U.S. Federal Reserve (Fed) officials raised the target interest rate by a quarter percentage point to a range of 0.50% to 0.75%. The fourth quarter also saw the implementation of the U.S. Securities and Exchange Commission’s new rules for money market funds, which included floating net asset values (NAVs) as well as the possibility of liquidity fees and redemption gates for institutional prime and municipal money market funds. In the year leading up to money market fund reform implementation, nearly $1 trillion in assets moved from money market funds subject to floating NAVs into government money market funds, which continued to transact at a stable $1.00 NAV. Outside of the U.S., the prospects for faster U.S. growth appeared to trigger some acceleration in Europe.

Financial markets gained during the first two quarters of 2017 on positive economic data.

Stocks rallied globally through the first quarter of 2017, supported by signs of improvement in the U.S. and global economies. U.S. economic data released during the quarter reflected a healthy economy. Hiring remained strong, and business and consumer sentiment improved. In March, Fed officials raised their target interest rate by a quarter percentage point to a range of 0.75% to 1.00%. With the Fed’s target interest-rate increase, short-term bond yields rose during the quarter. Meanwhile, longer-term Treasury yields were little changed, leading to positive performance. Investment-grade and high-yield bonds benefited from strong demand. Municipal bond returns were positive in the quarter, helped by strong demand and constrained new-issue supply. Outside of the U.S., stocks in emerging markets generally outperformed stocks in the U.S. and international

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[4]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo C&B Mid Cap Value Fund	3

developed markets because they benefited from both global economic growth and recent weakening in the U.S. dollar. Stocks in Asia, Europe, and Latin America also outperformed the U.S. market during the quarter.

Globally, stocks marked continued gains through the second quarter of 2017. Steady, albeit modest, economic growth both in the U.S. and abroad and generally favorable corporate earnings announcements supported higher valuations. U.S. inflation trended lower despite a continued decline in the unemployment rate. Ten-year U.S. Treasury yields declined, resulting in stronger prices for long-term bonds. As was widely expected, the Fed raised the target interest rate in June by a quarter percentage point to a range of 1.00% to 1.25%. In addition, the Fed indicated that it would begin to sell bonds accumulated on its balance sheet during quantitative easing programs conducted since 2008. Later in the third quarter, the Fed confirmed that the initiative to reduce the bonds that it holds likely would begin in October.

Volatility increased during the third quarter of 2017.

Early in July and again in August, volatility expectations increased and then receded—as measured by the CBOE VIX5—amid geopolitical tensions, particularly in Asia, and declining investor optimism following unsuccessful efforts to reform health care laws in the U.S. which suggested to some that President Trump and Congress would be unable to move forward with tax and regulatory reforms.

During the quarter, economic momentum increased in Europe; the European Central Bank held its rates steady at low levels and continued its quantitative easing bond-buying program, which is intended to spark economic activity. The Bank of England suggested it could hike interest rates in November, and the pound gained against other currencies. The Bank of Japan also maintained accommodative policies intended to support business activity and economic growth. In Germany, Angela Merkel was reelected chancellor; in Japan, Prime Minister Shinzo Abe called for snap elections as his popularity increased after North Korea’s aggressive program of missile launches. Both political developments were indicative of the type of political consistency in developed markets that reassure financial markets.

In emerging markets, many countries benefited from stronger currencies versus the U.S. dollar. In addition, commodity prices were on an upward trajectory, which benefited many companies that rely on natural resources for exports.

As the quarter closed, optimism returned as economic growth continued. The second-quarter gross domestic product measure was revised higher from 2.6% annualized to 3.0%. Consumer spending and residential and nonresidential investment increased. While inflation continued to trail the Fed’s targets, expectations remained for an additional short-term interest-rate hike before year-end.

[5]	The Chicago Board Options Exchange Market Volatility Index (CBOE VIX) is a popular measure of the implied volatility of S&P 500 Index options. It represents one measure of the market’s expectation of stock market volatility over the next 30-day period. You cannot invest directly in an index.

4	Wells Fargo C&B Mid Cap Value Fund	Letter to shareholders (unaudited)

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

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6	Wells Fargo C&B Mid Cap Value Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term total return (current income and capital appreciation), consistent with minimizing risk to principal.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Cooke and Bieler, L.P.

Portfolio managers

Andrew B. Armstrong, CFA®

Steve Lyons, CFA®

Michael M. Meyer, CFA®

Edward W. O’Connor, CFA®

R. James O’Neil, CFA®

Mehul Trivedi, CFA®

William Weber, CFA®

Average annual total returns (%) as of September 30, 2017

		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]
Class A (CBMAX)	7-26-2004	12.98	13.05	6.73	19.89	14.40	7.36	1.33	1.25
Class C (CBMCX)	7-26-2004	18.01	13.54	6.56	19.01	13.54	6.56	2.08	2.00
Administrator Class (CBMIX)	7-26-2004	–	–	–	20.02	14.48	7.44	1.25	1.15
Institutional Class (CBMSX)	7-26-2004	–	–	–	20.30	14.76	7.71	1.00	0.90
Russell Midcap® Value Index[3]	–	–	–	–	13.37	14.33	7.85	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo C&B Mid Cap Value Fund	7

Growth of $10,000 investment as of September 30, 2017[4]

[1]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[2]	The manager has contractually committed through January 31, 2018, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waivers at the amounts shown. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the expense cap. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio or the Fund’s Total Annual Fund Operating Expenses After Fee Waivers, as stated in the prospectuses.

[3]	The Russell Midcap® Value Index measures the performance of those Russell Midcap companies with lower price/book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000® Value Index. You cannot invest directly in an index.

[4]	The chart compares the performance of Class A shares for the most recent ten years with the Russell Midcap® Value Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[5]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[6]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

*	This security was not held in the Fund at the end of the reporting period.

8	Wells Fargo C&B Mid Cap Value Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund outperformed its benchmark, the Russell Midcap® Value Index, for the 12-month period that ended September 30, 2017.

∎	Outperformance primarily was driven by sector allocations—a function of our bottom-up fundamental stock-selection process—including significant underweights to the real estate and energy sectors and overweights to the financials and industrials sectors.

∎	The Fund’s overweight to the health care sector detracted from performance; several individual holdings that declined meaningfully in value detracted as well.

U.S. stocks enjoyed a strong 12-month period. However, results were mixed at the sector level. With interest rates up in response to the November 2016 U.S. presidential election and indications that the U.S. Federal Reserve (Fed) was continuing on a normalization path, many stocks in the financials sector rose sharply while stocks with bond-like characteristics—including many in the real estate and utilities sectors—lagged. The energy sector delivered the weakest results within the index as energy companies continued to struggle due to reduced activity resulting from low oil prices and, in many cases, from overleveraged balance sheets. In addition to financials, stocks in the information technology and industrials sectors tended to perform strongly due to solid continuing earnings growth that more than offset areas of weakness. Investors appeared to prefer high-quality companies although this trend seemed to reverse toward the end of the reporting period. Given our commitment to investing in quality companies and the Fund’s positioning based on our bottom-up, fundamental stock-selection process, the environment overall was favorable for our investment strategy and for the Fund’s performance.

With a continuing favorable market environment and the Fund’s robust performance, our valuation disciplines necessitated a higher-than-normal degree of portfolio adjustments during the period. In total, 12 holdings were eliminated from the Fund and 12 new positions were initiated. As the number of new holdings reflects, the market environment overall presented good opportunities for us to refresh the portfolio, adding companies with underlying business models, strong cash-flow generation, conservative balance sheets, and reasonable valuations that we found attractive.

Ten largest holdings (%) as of September 30, 2017[5]
First Cash Financial Services Incorporated	3.94
Gildan Activewear Incorporated	3.60
AerCap Holdings NV	3.15
TCF Financial Corporation	2.79
Whirlpool Corporation	2.74
Schweitzer-Mauduit International Incorporated	2.73
State Street Corporation	2.66
Genpact Limited	2.64
FNF Group	2.58
RenaissanceRe Holdings Limited	2.56

Given the diverse range of sectors in which the stocks eliminated and the stocks added are located, the Fund’s positioning from a sector perspective remained substantially similar except within the industrials sector, where the Fund’s significant overweight was meaningfully reduced. A number of holdings—including Graco Incorporated; Parker-Hannifin Corporation; Rockwell Collins, Incorporated; W.W. Grainger, Incorporated; and WESCO International, Incorporated—met our estimates of their intrinsic values and were eliminated from the Fund. Their collective portfolio weights were only partially replaced by the addition of industrials stocks Snap-on Incorporated and Steelcase Incorporated.

Sector distribution as of September 30, 2017[6]

The Fund benefited from underweights to real estate and energy and an overweight to financials.

The underweight to the real estate sector—specifically, to real estate investment trusts (REITs)—generally was due to our valuation, debt-leverage, and balance-sheet concerns regarding REITs within the benchmark’s real estate sector. The Fund’s underweight to the energy sector was due to the fact that many companies in the sector had overextended balance sheets and appeared to us to be at risk in the event of a major industry downturn. The Fund’s overweight to the financials sector was largely due to our ability to identify a number of banks with relatively unique business models and strong deposit franchises and to identify potentially well-positioned insurance companies trading at discounted valuations

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo C&B Mid Cap Value Fund	9

due to persistently low interest rates. On an individual stock level, the Fund’s top contributors to relative performance included MoneyGram International, Incorporated*; Endurance Specialty Holdings Limited*; and Rockwell Collins, which became takeover targets during the period. Financials holdings State Street Corporation; First Cash Financial Services, Incorporated; and The Progressive Corporation delivered key contributions as well.

An overweight to health care and negative results from several holdings hindered Fund performance.

At the sector level, the only detractor from relative performance during the period was the Fund’s overweight to health care. At the holdings level, major laggards included physician-services provider MEDNAX, Incorporated; beauty-supply and specialty-retail distributor Sally Beauty Holdings, Incorporated; energy-management company World Fuel Services Corporation; hospitality industry company Brinker International, Incorporated; and debt buyer PRA Group, Incorporated. MEDNAX underperformed due to several factors, including a declining birth rate. Sally Beauty faced weak revenue trends. The underperformance of World Fuel Services resulted partly from continued weakness in its marine segment. Brinker suffered from a soft casual-dining market, and PRA Group’s weak results were driven by a low number of defaulted receivables available for purchase and intensified by a changing regulatory environment and arcane accounting rules that pressured the company.

The transition away from monetary stimulus may lead to new investment opportunities.

The Fed recently announced it would begin shrinking its balance sheet, marking a new step in its process of winding down the era of extraordinary monetary stimulus. The transition away from stimulus brings with it a set of concerns but also opportunities. We have stated in the past that the various forms of quantitative easing have supported many companies of questionable quality. As monetary policy becomes more restrictive and interest rates potentially rise, weaker companies may find it increasingly harder to compete with higher-quality peers. As a result, corporate returns likely could be increasingly based on company-specific fundamentals rather than on macroeconomic factors. We believe this transitioning environment may bring new opportunities for us to uncover for the benefit of Fund shareholders.

Please see footnotes on page 7.

10	Wells Fargo C&B Mid Cap Value Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from April 1, 2017 to September 30, 2017.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 4-1-2017	Ending account value 9-30-2017	Expenses paid during the period¹	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,064.98	$6.47	1.25%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.80	$6.33	1.25%
Class C
Actual	$1,000.00	$1,061.20	$10.33	2.00%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.04	$10.10	2.00%
Administrator Class
Actual	$1,000.00	$1,065.71	$5.96	1.15%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.30	$5.82	1.15%
Institutional Class
Actual	$1,000.00	$1,066.89	$4.66	0.90%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.56	$4.56	0.90%

[1]	Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—September 30, 2017	Wells Fargo C&B Mid Cap Value Fund	11

Security name	Shares	Value

Common Stocks: 94.89%

Consumer Discretionary: 18.93%

Auto Components: 1.87%
Tenneco Automotive Incorporated	77,400	$4,695,858

Hotels, Restaurants & Leisure: 0.75%
Brinker International Incorporated	58,900	1,876,554

Household Durables: 5.20%
Helen of Troy Limited †	63,792	6,181,445
Whirlpool Corporation	37,200	6,861,168

		13,042,613

Media: 2.39%
Omnicom Group Incorporated	80,700	5,977,449

Specialty Retail: 2.80%
Penske Auto Group Incorporated	58,000	2,759,060
Sally Beauty Holdings Incorporated †	218,100	4,270,398

		7,029,458

Textiles, Apparel & Luxury Goods: 5.92%
Gildan Activewear Incorporated	288,572	9,026,532
HanesBrands Incorporated «	235,400	5,800,256

		14,826,788

Consumer Staples: 1.75%

Food & Staples Retailing: 1.75%
United Natural Foods Incorporated †	105,400	4,383,586

Energy: 1.43%

Oil, Gas & Consumable Fuels: 1.43%
World Fuel Services Corporation	106,000	3,594,460

Financials: 25.62%

Banks: 5.07%
Commerce Bancshares Incorporated	40,203	2,322,527
SVB Financial Group †	18,200	3,405,038
TCF Financial Corporation	409,800	6,982,992

		12,710,557

Capital Markets: 2.67%
State Street Corporation	69,900	6,678,246

Consumer Finance: 7.45%
First Cash Financial Services Incorporated	156,200	9,864,030
PRA Group Incorporated «†	165,900	4,753,035
Synchrony Financial	130,900	4,064,445

		18,681,510

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo C&B Mid Cap Value Fund	Portfolio of investments—September 30, 2017

Security name	Shares	Value

Insurance: 10.43%
FNF Group	136,000	$6,454,560
Markel Corporation †	4,300	4,592,314
RenaissanceRe Holdings Limited	47,500	6,419,150
The Progressive Corporation	128,000	6,197,760
Torchmark Corporation	30,800	2,466,772

		26,130,556

Health Care: 8.58%

Health Care Providers & Services: 5.80%
Cardinal Health Incorporated	78,700	5,266,604
Laboratory Corporation of America Holdings †	34,700	5,238,659
MEDNAX Incorporated †	93,500	4,031,720

		14,536,983

Life Sciences Tools & Services: 1.42%
INC Research Holdings Incorporated Class A †	68,020	3,557,446

Pharmaceuticals: 1.36%
Perrigo Company plc	40,200	3,402,930

Industrials: 17.69%

Building Products: 2.16%
Quanex Building Products Corporation	235,631	5,407,731

Commercial Services & Supplies: 2.94%
Steelcase Incorporated Class A	201,900	3,109,260
Tetra Tech Incorporated	91,610	4,264,446

		7,373,706

Electrical Equipment: 3.90%
AMETEK Incorporated	77,200	5,098,288
Eaton Corporation plc	60,900	4,676,511

		9,774,799

Machinery: 5.54%
Donaldson Company Incorporated	71,600	3,289,304
Snap-on Incorporated «	35,500	5,289,855
Woodward Governor Company	68,400	5,308,524

		13,887,683

Trading Companies & Distributors: 3.15%
AerCap Holdings NV †	154,500	7,896,495

Information Technology: 8.23%

Electronic Equipment, Instruments & Components: 3.20%
Arrow Electronics Incorporated †	56,800	4,567,288
TE Connectivity Limited	41,500	3,446,990

		8,014,278

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—September 30, 2017	Wells Fargo C&B Mid Cap Value Fund	13

Security name		Shares	Value

IT Services: 3.96%
Alliance Data Systems Corporation		15,000	$3,323,250
Genpact Limited		230,000	6,612,500

			9,935,750

Semiconductors & Semiconductor Equipment: 1.07%
Analog Devices Incorporated		31,204	2,688,849

Materials: 10.86%

Chemicals: 2.16%
Axalta Coating Systems Limited †		187,100	5,410,932

Containers & Packaging: 3.81%
Ball Corporation		113,000	4,666,900
Crown Holdings Incorporated †		82,000	4,897,040

			9,563,940

Metals & Mining: 2.16%
Reliance Steel & Aluminum Company		71,100	5,415,687

Paper & Forest Products: 2.73%
Schweitzer-Mauduit International Incorporated		164,800	6,832,608

Real Estate: 1.80%

Real Estate Management & Development: 1.80%
CBRE Group Incorporated Class A †		119,100	4,511,508

Total Common Stocks (Cost $193,411,391)			237,838,960

	Yield
Short-Term Investments: 9.05%

Investment Companies: 9.05%
Securities Lending Cash Investment LLC (l)(r)(u)	1.25%	9,592,251	9,593,210
Wells Fargo Government Money Market Fund Select Class (l)(u)	0.92	13,092,556	13,092,556

Total Short-Term Investments (Cost $22,685,527)			22,685,766

Total investments in securities (Cost $216,096,918)	103.94%	260,524,726
Other assets and liabilities, net	(3.94)	(9,882,561)

Total net assets	100.00%	$250,642,165

†	Non-income-earning security

«	All or a portion of this security is on loan.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo C&B Mid Cap Value Fund	Portfolio of investments—September 30, 2017

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets
Short-Term Investments

Investment companies
Securities Lending Cash Investment LLC	5,691,200	153,749,625	149,848,574	9,592,251	$846	$239	$39,640	$9,593,210
Wells Fargo Government Money Market Fund Select Class	2,192,563	165,291,332	154,391,339	13,092,556	0	0	76,775	13,092,556

					$846	$239	$116,415	$22,685,766	9.05%

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—September 30, 2017	Wells Fargo C&B Mid Cap Value Fund	15

Assets
Investments in unaffiliated securities (including $9,376,662 of securities loaned), at value (cost $193,411,391)	$237,838,960
Investments in affiliated securities, at value (cost $22,685,527)	22,685,766
Receivable for Fund shares sold	1,043,388
Receivable for dividends	144,493
Receivable for securities lending income	2,723
Prepaid expenses and other assets	66,631

Total assets	261,781,961

Liabilities
Payable for investments purchased	792,471
Payable for Fund shares redeemed	499,961
Payable upon receipt of securities loaned	9,592,125
Management fee payable	142,616
Administration fees payable	34,868
Distribution fees payable	5,348
Accrued expenses and other liabilities	72,407

Total liabilities	11,139,796

Total net assets	$250,642,165

NET ASSETS CONSIST OF
Paid-in capital	$227,266,501
Undistributed net investment income	243,989
Accumulated net realized losses on investments	(21,296,133)
Net unrealized gains on investments	44,427,808

Total net assets	$250,642,165

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$115,257,657
Shares outstanding – Class A1	3,286,761
Net asset value per share – Class A	$35.07
Maximum offering price per share – Class A2	$37.21
Net assets – Class C	$8,567,173
Shares outstanding – Class C1	258,700
Net asset value per share – Class C	$33.12
Net assets – Administrator Class	$21,267,052
Shares outstanding – Administrator Class[1]	598,807
Net asset value per share – Administrator Class	$35.52
Net assets – Institutional Class	$105,550,283
Shares outstanding – Institutional Class[1]	2,980,892
Net asset value per share – Institutional Class	$35.41

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo C&B Mid Cap Value Fund	Statement of operations—year ended September 30, 2017

Investment income
Dividends (net of foreign withholding taxes of $14,276)	$2,738,738
Income from affiliated securities	116,415

Total investment income	2,855,153

Expenses
Management fee	1,702,526
Administration fees
Class A	247,262
Class B	22	[1]
Class C	17,335
Administrator Class	14,345
Institutional Class	116,948
Shareholder servicing fees
Class A	294,360
Class B	26	[1]
Class C	20,636
Administrator Class	27,586
Distribution fees
Class B	78	[1]
Class C	61,909
Custody and accounting fees	20,576
Professional fees	39,833
Registration fees	67,875
Shareholder report expenses	44,104
Trustees’ fees and expenses	20,768
Other fees and expenses	9,222

Total expenses	2,705,411
Less: Fee waivers and/or expense reimbursements	(131,774)

Net expenses	2,573,637

Net investment income	281,516

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains on:
Unaffiliated securities	22,528,229
Affiliated securities	846

Net realized gains on investments	22,529,075

Net change in unrealized gains (losses) on:
Unaffiliated securities	14,893,086
Affiliated securities	239

Net change in unrealized gains (losses) on investments	14,893,325

Net realized and unrealized gains (losses) on investments	37,422,400

Net increase in net assets resulting from operations	$37,703,916

[1]	For the period from October 1, 2016 to December 5, 2016. Effective at the close of business on December 5, 2016, Class B shares were converted to Class A shares and are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo C&B Mid Cap Value Fund	17

	Year ended September 30, 2017		Year ended September 30, 2016

Operations
Net investment income		$281,516		$366,395
Net realized gains on investments		22,529,075		7,300,682
Net change in unrealized gains (losses) on investments		14,893,325		17,600,698

Net increase in net assets resulting from operations		37,703,916		25,267,775

Distributions to shareholders from
Net investment income
Class A		(83,058)		(221,257)
Administrator Class		(9,681)		(20,557)
Institutional Class		(150,215)		(109,235)

Total distributions to shareholders		(242,954)		(351,049)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	329,229	10,679,080	4,470,268	119,152,053
Class C	52,816	1,621,177	34,688	897,420
Administrator Class	460,062	15,785,454	23,525	632,143
Institutional Class	3,656,287	121,259,348	948,461	26,675,954
Investor Class	N/A	N/A	29,800 [1]	784,378 [1]

		149,345,059		148,141,948

Reinvestment of distributions
Class A	2,574	82,120	8,427	219,598
Administrator Class	154	4,968	474	12,485
Institutional Class	3,867	124,207	2,752	72,162

		211,295		304,245

Payment for shares redeemed
Class A	(1,145,224)	(37,191,746)	(1,169,247)	(32,299,187)
Class B	(2,793)[2]	(82,744)[2]	(1,734)	(44,690)
Class C	(56,912)	(1,760,044)	(52,342)	(1,354,172)
Administrator Class	(141,587)	(4,659,587)	(126,420)	(3,361,427)
Institutional Class	(1,971,512)	(66,556,409)	(378,243)	(10,129,726)
Investor Class	N/A	N/A	(4,103,703)[1]	(109,800,701)[1]

		(110,250,530)		(156,989,903)

Net increase (decrease) in net assets resulting from capital share transactions		39,305,824		(8,543,710)

Total increase in net assets		76,766,786		16,373,016

Net assets
Beginning of period		173,875,379		157,502,363

End of period		$250,642,165		$173,875,379

Undistributed net investment income		$243,989		$242,876

[1]	For the period from October 1, 2015 to October 23, 2015. Effective at the close of business on October 23, 2015, Investor Class shares were converted to Class A shares and are no longer offered by the Fund.

[2]	For the period from October 1, 2016 to December 5, 2016. Effective at the close of business on December 5, 2016, Class B shares were converted to Class A shares and are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo C&B Mid Cap Value Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
CLASS A	2017	2016	2015	2014	2013
Net asset value, beginning of period	$29.27	$25.12	$25.26	$23.74	$18.22
Net investment income (loss)	(0.00)[1,2]	0.07 [1]	0.05 [1]	0.06	0.10 [1]
Net realized and unrealized gains (losses) on investments	5.82	4.13	(0.14)	1.55	5.60

Total from investment operations	5.82	4.20	(0.09)	1.61	5.70
Distributions to shareholders from
Net investment income	(0.02)	(0.05)	(0.05)	(0.09)	(0.18)
Net asset value, end of period	$35.07	$29.27	$25.12	$25.26	$23.74
Total return[3]	19.89%	16.73%	(0.36)%	6.78%	31.59%
Ratios to average net assets (annualized)
Gross expenses	1.30%	1.33%	1.35%	1.35%	1.38%
Net expenses	1.25%	1.24%	1.20%	1.20%	1.20%
Net investment income (loss)	(0.00)%	0.27%	0.18%	0.24%	0.49%
Supplemental data
Portfolio turnover rate	54%	35%	41%	55%	48%
Net assets, end of period (000s omitted)	$115,258	$120,020	$19,862	$21,465	$19,468

[1]	Calculated based upon average shares outstanding

[2]	Amount is less than $0.005.

[3]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo C&B Mid Cap Value Fund	19

(For a share outstanding throughout each period)

	Year ended September 30
CLASS C	2017	2016	2015	2014	2013
Net asset value, beginning of period	$27.83	$24.02	$24.29	$22.92	$17.60
Net investment loss	(0.26)	(0.14)[1]	(0.15)[1]	(0.13)[1]	(0.05)[1]
Net realized and unrealized gains (losses) on investments	5.55	3.95	(0.12)	1.50	5.42

Total from investment operations	5.29	3.81	(0.27)	1.37	5.37
Distributions to shareholders from
Net investment income	0.00	0.00	0.00	0.00	(0.05)
Net asset value, end of period	$33.12	$27.83	$24.02	$24.29	$22.92
Total return[2]	19.01%	15.86%	(1.11)%	5.98%	30.58%
Ratios to average net assets (annualized)
Gross expenses	2.05%	2.08%	2.10%	2.10%	2.13%
Net expenses	2.00%	1.98%	1.95%	1.95%	1.95%
Net investment loss	(0.74)%	(0.55)%	(0.57)%	(0.52)%	(0.26)%
Supplemental data
Portfolio turnover rate	54%	35%	41%	55%	48%
Net assets, end of period (000s omitted)	$8,567	$7,314	$6,737	$7,531	$7,598

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo C&B Mid Cap Value Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
ADMINISTRATOR CLASS	2017	2016	2015	2014	2013
Net asset value, beginning of period	$29.63	$25.42	$25.54	$24.01	$18.42
Net investment income	0.04 [1]	0.08 [1]	0.06 [1]	0.07 [1]	0.11 [1]
Net realized and unrealized gains (losses) on investments	5.89	4.19	(0.13)	1.56	5.67

Total from investment operations	5.93	4.27	(0.07)	1.63	5.78
Distributions to shareholders from
Net investment income	(0.04)	(0.06)	(0.05)	(0.10)	(0.19)
Net asset value, end of period	$35.52	$29.63	$25.42	$25.54	$24.01
Total return	20.02%	16.82%	(0.30)%	6.82%	31.65%
Ratios to average net assets (annualized)
Gross expenses	1.22%	1.25%	1.21%	1.19%	1.21%
Net expenses	1.15%	1.15%	1.15%	1.15%	1.15%
Net investment income	0.12%	0.28%	0.22%	0.26%	0.53%
Supplemental data
Portfolio turnover rate	54%	35%	41%	55%	48%
Net assets, end of period (000s omitted)	$21,267	$8,302	$9,725	$12,830	$19,525

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo C&B Mid Cap Value Fund	21

(For a share outstanding throughout each period)

	Year ended September 30
INSTITUTIONAL CLASS	2017	2016	2015	2014	2013
Net asset value, beginning of period	$29.53	$25.34	$25.49	$23.95	$18.38
Net investment income	0.16	0.16	0.10	0.14	0.17 [1]
Net realized and unrealized gains (losses) on investments	5.82	4.17	(0.12)	1.55	5.64

Total from investment operations	5.98	4.33	(0.02)	1.69	5.81
Distributions to shareholders from
Net investment income	(0.10)	(0.14)	(0.13)	(0.15)	(0.24)
Net asset value, end of period	$35.41	$29.53	$25.34	$25.49	$23.95
Total return	20.30%	17.11%	(0.09)%[2]	7.09%	31.98%
Ratios to average net assets (annualized)
Gross expenses	0.97%	1.00%	0.94%	0.92%	0.95%
Net expenses	0.90%	0.90%	0.90%	0.90%	0.90%
Net investment income	0.37%	0.54%	0.47%	0.54%	0.82%
Supplemental data
Portfolio turnover rate	54%	35%	41%	55%	48%
Net assets, end of period (000s omitted)	$105,550	$38,161	$18,229	$33,881	$24,628

[1]	Calculated based upon average shares outstanding

[2]	Total return reflects adjustments to conform with generally accepted accounting principles.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo C&B Mid Cap Value Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo C&B Mid Cap Value Fund (the “Fund”) which is a diversified series of the Trust.

Effective at the close of business on October 23, 2015, Investor Class shares were converted to Class A shares and are no longer offered by the Fund. Information for Investor Class shares reflected in the financial statements represents activity through October 23, 2015.

Effective at the close of business on December 5, 2016, Class B shares were converted to Class A shares and are no longer offered by the Fund. Information for Class B shares reflected in the financial statements represents activity through December 5, 2016.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount

Notes to financial statements	Wells Fargo C&B Mid Cap Value Fund	23

of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund is included in income from affiliates securities on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of September 30, 2017, the aggregate cost of all investments for federal income tax purposes was $218,174,379 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$46,412,775
Gross unrealized losses	(4,062,428)
Net unrealized gains	$42,350,347

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent difference causing such reclassifications is due to expiration of capital loss carryforwards. At September 30, 2017, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Undistributed net investment income	Accumulated net realized losses on investments
$(30,745,844)	$(37,449)	$30,783,293

24	Wells Fargo C&B Mid Cap Value Fund	Notes to financial statements

As of September 30, 2017, the Fund had capital loss carryforwards available to offset future net realized capital gains in the amount of $19,218,672 expiring in 2018.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of September 30, 2017:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Consumer discretionary	$47,448,720	$0	$0	$47,448,720
Consumer staples	4,383,586	0	0	4,383,586
Energy	3,594,460	0	0	3,594,460
Financials	64,200,869	0	0	64,200,869
Health care	21,497,359	0	0	21,497,359
Industrials	44,340,414	0	0	44,340,414
Information technology	20,638,877	0	0	20,638,877
Materials	27,223,167	0	0	27,223,167
Real estate	4,511,508	0	0	4,511,508

Short-term investments
Investment companies	13,092,556	0	0	13,092,556
Investments measured at net asset value*				9,593,210
Total assets	$250,931,516	$0	$0	$260,524,726

*	Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities. The Fund’s investment in Securities Lending Cash Investments, LLC valued at $9,593,210 does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

Notes to financial statements	Wells Fargo C&B Mid Cap Value Fund	25

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At September 30, 2017, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo, is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser, providing fund-level administrative services in connection with the Fund’s operations, and providing any other fund-level administrative services reasonably necessary for the operation of the Fund. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.75% and declining to 0.63% as the average daily net assets of the Fund increase. For the year ended September 30, 2017, the management fee was equivalent to an annual rate of 0.75% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Cooke & Bieler, L.P. which is not an affiliate of Funds Management, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.45% and declining to 0.35% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee
Class A, Class B, Class C	0.21%
Administrator Class, Institutional Class	0.13

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through January 31, 2018 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.25% for Class A shares, 2.00% for Class C shares, 1.15% for Administrator Class shares, and 0.90% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

During the year ended September 30, 2017, State Street Bank and Trust Company (“State Street’), the Fund’s custodian, reimbursed the Fund $184 for certain out-of-pocket expenses that were billed to the Fund in error from 1998-2015. This amount is included in dividend income on the Statement of Operations. In addition, Funds Management was also reimbursed $3,033 by State Street for waivers/reimbursements it made to the Fund to limit Fund expenses during the period the Fund was erroneously billed.

Distribution fees

The Trust has adopted a distribution plan for Class B and Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class B and Class C shares. For the year ended September 30, 2017, Funds Distributor received $2,700 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A, Class B, and Class C shares for the year ended September 30, 2017.

26	Wells Fargo C&B Mid Cap Value Fund	Notes to financial statements

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 of the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended September 30, 2017 were $150,428,554 and $115,834,484, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds) and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund. Prior to August 29, 2017, the revolving credit agreement amount was $250,000,000.

For the year ended September 30, 2017, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $242,954 and $351,049 of ordinary income for the years ended September 30, 2017 and September 30, 2016, respectively.

As of September 30, 2017, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Unrealized gains	Capital loss carryforward
$243,989	$42,350,347	$(19,218,672)

8. CONCENTRATION RISK

Concentration risks result from exposure to a limited number of sectors. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Report of independent registered public accounting firm	Wells Fargo C&B Mid Cap Value Fund	27

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo C&B Mid Cap Value Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of September 30, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2017, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo C&B Mid Cap Value Fund as of September 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

November 22, 2017

28	Wells Fargo C&B Mid Cap Value Fund	Other information (unaudited)

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 100% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended September 30, 2017.

Pursuant to Section 854 of the Internal Revenue Code, $242,954 of income dividends paid during the fiscal year ended September 30, 2017 has been designated as qualified dividend income (QDI).

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo C&B Mid Cap Value Fund	29

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 152 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Board member of the Forté Foundation (non-profit organization) and the Vincent Memorial Hospital Endowment (non-profit organization), where he serves on the Investment Committee and as a Chair of the Audit Committee. Mr. Ebsworth is a CFA® charterholder.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of Ruth Bancroft Garden (non-profit organization) and an inactive chartered financial analyst.	Asset Allocation Trust
Peter G. Gordon** (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

30	Wells Fargo C&B Mid Cap Value Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996: Vice Chairman, since 2017	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

**	Peter Gordon is expected to retire on December 31, 2017.

Advisory Board Members

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer	Current other public company or investment company directorships
James G. Polisson (Born 1959)	Advisory Board Member, since 2017	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Prior thereto, Vice President, Fidelity Retail Mutual Fund Group from 1996 to 1998 and Risk Management Practice Manager, Fidelity Consulting from 1995 to 1996. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	None
Pamela Wheelock (Born 1959)	Advisory Board Member, since 2017	Chief Operating Officer, Twin Cities Habitat for Humanity, since January, 2017. Vice President of University Services, University of Minnesota from 2012 to 2017. Prior thereto, Interim President and Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2010 to 2011, Chairman of the Board from 2009 to 2011 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently on the Board of Directors, Governance Committee and Finance Committee, for the Minnesota Philanthropy Partners (Saint Paul Foundation) since 2012 and Board Chair of the Minnesota Wild Foundation since 2010.	None

Other information (unaudited)	Wells Fargo C&B Mid Cap Value Fund	31

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank, N.A. from 1996 to 2013.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 76 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 76 funds and Assistant Treasurer of 76 funds in the Fund Complex.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargofunds.com.

32	Wells Fargo C&B Mid Cap Value Fund	Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at an in-person meeting held on May 16-17, 2017 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo C&B Mid Cap Value Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Cooke & Bieler, L.P. (the “Sub-Adviser”). The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2017, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2017. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Funds Management, a summary of certain organizational and personnel changes involving Funds Management, and a description of Funds Management’s and the Sub-Adviser’s business continuity planning programs and of their approaches to data privacy and cybersecurity. The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund performance and expenses

The Board considered the investment performance results for the Fund over various time periods ended December 31, 2016. The Board considered these results in comparison to the performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index

Other information (unaudited)	Wells Fargo C&B Mid Cap Value Fund	33

and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the performance of the Fund (Administrator Class) was higher than or in range of the average performance of the Universe for all periods under review. The Board also noted that the performance of the Fund was higher than or in range of its benchmark, the Russell Midcap® Value Index, for the one- and five-year periods, but lower than its benchmark for the three- and ten-year periods.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than or in range of the median net operating expense ratios of the expense Groups for all share classes.

The Board took into account the Fund performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than the sum of these average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. The Board considered this amount in comparison to the median amount retained by advisers to funds in a sub-advised expense universe that was determined by Broadridge to be similar to the Fund. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. The Board also considered that the sub-advisory fees paid to the Sub-Adviser had been negotiated by Funds Management on an arm’s length basis.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole. Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. The Board did not consider profitability with respect to the Sub-Adviser, as the sub-advisory fees paid to the Sub-Adviser had been negotiated by Funds Management on an arm’s-length basis.

34	Wells Fargo C&B Mid Cap Value Fund	Other information (unaudited)

Based on its review, the Board did not deem the profits reported by Funds Management to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that in addition to management fee breakpoints, competitive management fee rates set at the outset without regard to breakpoints and fee waiver and expense reimbursement arrangements are means of sharing potential economies of scale with shareholders of the Fund. The Board considered Funds Management’s view, which Funds Management indicated was supported by independent third-party studies which were summarized for the Board, that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management, the Sub-Adviser, and their affiliates as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and its affiliate from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management, the Sub-Adviser, and their affiliates were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

List of abbreviations	Wells Fargo C&B Mid Cap Value Fund	35

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
CLO	— Collateralized loan obligation
CLP	— Chilean peso
COP	— Colombian peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
PJSC	— Public Joint Stock Company
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: fundservice@wellsfargo.com

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals:
1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is a trade name used by the asset management businesses of Wells Fargo & Company. Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the funds. The funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA, an affiliate of Wells Fargo & Company. Neither Wells Fargo Funds Distributor nor Wells Fargo Funds Management holds fund shareholder accounts or assets. This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2017 Wells Fargo Funds Management, LLC. All rights reserved.

306434 11-17 A228/AR228 09-17

Annual Report

September 30, 2017

Wells Fargo Common Stock Fund

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The views expressed and any forward-looking statements are as of September 30, 2017, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Common Stock Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Favorable economic news supported stocks, and interest rates moved higher.

Hiring remained strong, and business and consumer sentiment improved.

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Common Stock Fund for the 12-month period that ended September 30, 2017. Despite heightened market volatility at times, global stocks generally delivered double-digit results and bond markets had smaller but positive results as well. U.S. and international stocks returned 18.61% and 19.61%, respectively, for the 12-month period, as measured by the S&P 500 Index1 and the MSCI ACWI ex USA Index (Net),2 respectively; within fixed income, the Bloomberg Barclays U.S. Aggregate Bond Index3 returned 0.07% and the Bloomberg Barclays Municipal Bond Index4 returned 0.87% as interest rates rose from low levels.

Election results and central banks’ policies commanded investor attention as 2016 closed.

During the fourth quarter of 2016, investors appeared intent on the prospective outcomes of elections in the U.S. and central-bank actions globally. Following Donald Trump’s election victory, U.S. stocks rallied. Investors appeared optimistic that the new administration would pursue progrowth policies. Favorable economic news supported stocks, and interest rates moved higher. At their mid-December meeting, U.S. Federal Reserve (Fed) officials raised the target interest rate by a quarter percentage point to a range of 0.50% to 0.75%. The fourth quarter also saw the implementation of the U.S. Securities and Exchange Commission’s new rules for money market funds, which included floating net asset values (NAVs) as well as the possibility of liquidity fees and redemption gates for institutional prime and municipal money market funds. In the year leading up to money market fund reform implementation, nearly $1 trillion in assets moved from money market funds subject to floating NAVs into government money market funds, which continued to transact at a stable $1.00 NAV. Outside of the U.S., the prospects for faster U.S. growth appeared to trigger some acceleration in Europe.

Financial markets gained during the first two quarters of 2017 on positive economic data.

Stocks rallied globally through the first quarter of 2017, supported by signs of improvement in the U.S. and global economies. U.S. economic data released during the quarter reflected a healthy economy. Hiring remained strong, and business and consumer sentiment improved. In March, Fed officials raised their target interest rate by a quarter percentage point to a range of 0.75% to 1.00%. With the Fed’s target interest-rate increase, short-term bond yields rose during the quarter. Meanwhile, longer-term Treasury yields were little changed, leading to positive performance. Investment-grade and high-yield bonds benefited from strong demand. Municipal bond returns were positive in the quarter, helped by strong demand and constrained new-issue supply. Outside of the U.S., stocks in emerging markets generally outperformed stocks in the U.S. and international

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[4]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Common Stock Fund	3

developed markets because they benefited from both global economic growth and recent weakening in the U.S. dollar. Stocks in Asia, Europe, and Latin America also outperformed the U.S. market during the quarter.

Globally, stocks marked continued gains through the second quarter of 2017. Steady, albeit modest, economic growth both in the U.S. and abroad and generally favorable corporate earnings announcements supported higher valuations. U.S. inflation trended lower despite a continued decline in the unemployment rate. Ten-year U.S. Treasury yields declined, resulting in stronger prices for long-term bonds. As was widely expected, the Fed raised the target interest rate in June by a quarter percentage point to a range of 1.00% to 1.25%. In addition, the Fed indicated that it would begin to sell bonds accumulated on its balance sheet during quantitative easing programs conducted since 2008. Later in the third quarter, the Fed confirmed that the initiative to reduce the bonds that it holds likely would begin in October.

Volatility increased during the third quarter of 2017.

Early in July and again in August, volatility expectations increased and then receded—as measured by the CBOE VIX5—amid geopolitical tensions, particularly in Asia, and declining investor optimism following unsuccessful efforts to reform health care laws in the U.S. which suggested to some that President Trump and Congress would be unable to move forward with tax and regulatory reforms.

During the quarter, economic momentum increased in Europe; the European Central Bank held its rates steady at low levels and continued its quantitative easing bond-buying program, which is intended to spark economic activity. The Bank of England suggested it could hike interest rates in November, and the pound gained against other currencies. The Bank of Japan also maintained accommodative policies intended to support business activity and economic growth. In Germany, Angela Merkel was reelected chancellor; in Japan, Prime Minister Shinzo Abe called for snap elections as his popularity increased after North Korea’s aggressive program of missile launches. Both political developments were indicative of the type of political consistency in developed markets that reassure financial markets.

In emerging markets, many countries benefited from stronger currencies versus the U.S. dollar. In addition, commodity prices were on an upward trajectory, which benefited many companies that rely on natural resources for exports.

As the quarter closed, optimism returned as economic growth continued. The second-quarter gross domestic product measure was revised higher from 2.6% annualized to 3.0%. Consumer spending and residential and nonresidential investment increased. While inflation continued to trail the Fed’s targets, expectations remained for an additional short-term interest-rate hike before year-end.

[5]	The Chicago Board Options Exchange Market Volatility Index (CBOE VIX) is a popular measure of the implied volatility of S&P 500 Index options. It represents one measure of the market’s expectation of stock market volatility over the next 30-day period. You cannot invest directly in an index.

4	Wells Fargo Common Stock Fund	Letter to shareholders (unaudited)

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

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6	Wells Fargo Common Stock Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term total capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Ann M. Miletti

Christopher G. Miller, CFA®‡

Average annual total returns (%) as of September 30, 20171

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (SCSAX)	11-30-2000	9.43	10.52	7.41	16.10	11.83	8.05	1.26	1.26
Class C (STSAX)	11-30-2000	14.29	10.99	7.23	15.29	10.99	7.23	2.01	2.01
Class R6 (SCSRX)	6-28-2013	–	–	–	16.56	12.31	8.37	0.83	0.83
Administrator Class (SCSDX)	7-30-2010	–	–	–	16.26	12.00	8.17	1.18	1.11
Institutional Class (SCNSX)	7-30-2010	–	–	–	16.55	12.27	8.35	0.93	0.86
Russell 2500TM Index[4]	–	–	–	–	17.79	13.86	8.19	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Common Stock Fund	7

Growth of $10,000 investment as of September 30, 2017[5]

‡	Mr. Miller became the portfolio manager of the Fund on March 1, 2017.

[1]	Historical performance shown for Class R6 shares prior to their inception reflects the performance of Institutional Class shares, and includes the higher expenses applicable to Institutional Class shares. If these expenses had not been included, the returns for Class R6 shares would be higher. Historical performance shown for Administrator Class and Institutional Class shares prior to their inception reflects the performance of Class A shares, and includes the higher expenses applicable to Class A shares. If these expenses had not been included, the returns would be higher.

[2]	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.01% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.

[3]	The manager has contractually committed through January 31, 2018, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waivers at 1.26% for Class A, 2.01% for Class C, 0.85% for Class R6, 1.10% for Administrator Class, and 0.85% for Institutional Class. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the expense cap. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio or the Fund’s Total Annual Fund Operating Expenses After Fee Waivers, as stated in the prospectuses.

[4]	The Russell 2500TM Index measures the performance of the 2,500 smallest companies in the Russell 3000® Index, which represents approximately 16% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

[5]	The chart compares the performance of Class A shares for the most recent ten years with the Russell 2500TM Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[6]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[7]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

8	Wells Fargo Common Stock Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund underperformed its benchmark, the Russell 2500TM Index, for the 12-month period that ended September 30, 2017.

∎	Weak results due to stock selection in the energy, industrials, information technology, and materials sectors detracted from performance.

∎	Favorable positioning and stock selection within the financials, real estate, and consumer staples sectors benefited performance.

The U.S. stock market rallied and many U.S. stock market indexes hit new all-time highs during the reporting period. The Fund’s benchmark, the Russell 2500TM Index, was no exception and has risen for eight straight quarters. Market volatility has remained near historical lows, and larger-cap and growth stocks generally have outperformed smaller-cap and value stocks.

A number of factors influenced the U.S. stock market during the period. From our perspective, the outcome of the November 2016 U.S. elections has had the biggest impact in the U.S., with one political party ending up in control of the White House, the House of Representatives, and the Senate. The U.S. stock market has been on a tear since then as investors have expected businesses to benefit from the new administration’s progrowth policies of less regulation, lower taxes, and increased infrastructure and defense spending. The U.S. Federal Reserve (Fed) raised its benchmark interest rate by 0.25% three times during the reporting period, most recently to a range of 1.00% to 1.25% at its June 2017 meeting. The Fed also released a fairly detailed outline of its plans to reduce the size of its $4.6 trillion balance sheet.

Throughout all of the market and economic events that occurred during the reporting period and with the expectation of tighter U.S. monetary policy going forward, we continued to seek companies with what we view to be good business models, strong management teams, and healthy cash flows trading at attractive discounts to their private market valuations (PMVs). The PMV represents the expected price an investor likely would pay for the entire company as a stand-alone private entity.

Ten largest holdings (%) as of September 30, 2017[6]
E*TRADE Financial Corporation	2.36
Raymond James Financial Incorporated	2.11
Haemonetics Corporation	2.05
CNO Financial Group Incorporated	1.90
Dana Incorporated	1.86
Laboratory Corporation of America Holdings	1.80
Willis Towers Watson plc	1.79
LivaNova plc	1.72
Sensata Technologies Holding NV	1.70
Sterling BanCorp	1.62

A modest overweight to energy and stock selection within the energy and industrials sectors hindered Fund performance.

The largest individual detractor from performance was Babcock & Wilcox Company, which provides energy and environmental technologies and services for power and industrial markets worldwide. The company experienced multiple project-engineering problems that proved costly to remediate, and as further problems began to surface, we exited the Fund’s position in the stock. Spirit Airlines, Incorporated, suffered due to the competitive dynamics of aggressive pricing by another airline—United Continental Holdings, Incorporated—which hurt margins and growth expectations. The energy sector delivered the weakest results in the Russell 2500TM Index for the reporting period with a decline of 15.3%. While the price of oil stabilized during the period, the expectation for a meaningful increase was tempered by the lack of decline in global oil inventories and the ability of the domestic shale production to respond to price signals on short order. As a result, valuations for energy-related stocks have declined considerably more than the spot price of oil. The Fund’s holdings in the exploration and production industry underperformed during the period, including Cimarex Energy Company and RSP Permian, Incorporated.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Common Stock Fund	9

Portfolio allocation as of September 30, 2017[7]

Favorable positioning and stock selection drove relative outperformance within the Fund’s financials and real estate sectors.

The Fund benefited from an overweight to and stock selection within the financials sector. As a group, the Fund’s financials holdings outperformed the financials sector within the benchmark index, largely due to our positive stock selection in the insurance industry and our overweight to capital markets. Insurance holdings such as CNO Financial Group, Incorporated; The Progressive Corporation; and Reinsurance Group of America, Incorporated, benefited from expectations of higher long-term interest rates and reduced regulation. Capital markets holdings E*TRADE Financial Corporation and

Raymond James Financial, Incorporated, benefited from activity influenced by a rising stock market and interest-rate expectations. Within the real estate sector, an underweight contributed to returns. Additionally, SBA Communications Corporation, an operator of wireless communication towers in North America and Central America, outperformed industry peers by a wide margin. The company’s towers have performed well, with an increase in overall business activity and a decline in churn rate (the percentage of subscribers discontinuing their subscriptions). SBA Communications also may benefit from a ramp-up in deployment of new communication technologies and protocols. The Fund also benefited from an underweight to the consumer staples sector, which delivered a negative return for the period.

Our focus remains constant: to add value for shareholders through investment in attractively priced Fund holdings.

Our methodology includes buying stocks at a discount to their estimated PMV and selling stocks as they approach or exceed the upper end of their PMV range.

Our disciplined, bottom-up investment process leads us to be overweight or underweight certain sectors. This positioning changes over time based on macroeconomic and industry-specific factors. During the reporting period, our process led us to be overweight the IT and industrials sectors and underweight the real estate and utilities sectors. Through our disciplined investment process, we remain keenly aware of both price and enterprise values on a company-by-company basis. Our proprietary database of company acquisitions across industries, sectors, and time frames enables us to maintain a steady foundation for assessing the PMVs of companies compared with their public stock prices. We strive to take advantage of those price discrepancies for the benefit of Fund shareholders by purchasing stocks when we believe they are selling at a discount to their PMVs.

Looking ahead, interest rates, energy prices, and the policies of the U.S. government likely may be themes that influence the overall market and the relative performance of the Fund. The U.S. administration has been promoting lower taxes, increased infrastructure spending, and reduced regulations—generally, a probusiness environment. However, changes in trade agreements and the eventual winners and losers from tax and regulatory reforms remain key items to watch. The Fed has signaled more rate hikes in late 2017 and 2018 if labor markets tighten further, global economic risks remain well balanced, and inflation measures hit the Fed’s target. Volatility in commodities prices and global currencies likely may continue to drive global stock markets.

Please see footnotes on page 7.

10	Wells Fargo Common Stock Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from April 1, 2017 to September 30, 2017.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 4-1-2017	Ending account value 9-30-2017	Expenses paid during the period¹	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,047.45	$6.42	1.25%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.80	$6.33	1.25%
Class C
Actual	$1,000.00	$1,043.41	$10.24	2.00%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.04	$10.10	2.00%
Class R6
Actual	$1,000.00	$1,049.48	$4.22	0.82%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.96	$4.16	0.82%
Administrator Class
Actual	$1,000.00	$1,048.07	$5.65	1.10%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.55	$5.57	1.10%
Institutional Class
Actual	$1,000.00	$1,049.16	$4.37	0.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.81	$4.31	0.85%

[1]	Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—September 30, 2017	Wells Fargo Common Stock Fund	11

Security name	Shares	Value

Common Stocks: 96.89%

Consumer Discretionary: 9.66%

Auto Components: 1.86%
Dana Incorporated	832,993	$23,290,484

Diversified Consumer Services: 1.02%
Houghton Mifflin Harcourt Company †	1,061,424	12,790,159

Hotels, Restaurants & Leisure: 2.14%
Buffalo Wild Wings Incorporated †	120,180	12,703,026
Jack in the Box Incorporated	138,028	14,067,814

		26,770,840

Household Durables: 1.44%
Mohawk Industries Incorporated †	72,535	17,953,138

Media: 1.03%
Interpublic Group of Companies Incorporated	618,922	12,867,388

Specialty Retail: 2.17%
Tractor Supply Company	267,385	16,922,797
Urban Outfitters Incorporated †«	429,126	10,256,111

		27,178,908

Consumer Staples: 2.05%

Household Products: 0.98%
Church & Dwight Company Incorporated	253,116	12,263,470

Personal Products: 1.07%
Edgewell Personal Care Company †	183,516	13,354,459

Energy: 6.34%

Oil, Gas & Consumable Fuels: 6.34%
Cimarex Energy Company	155,013	17,620,328
Parsley Energy Incorporated Class A †	367,031	9,667,597
RSP Permian Incorporated †	561,724	19,430,033
Targa Resources Corporation	339,309	16,049,316
WPX Energy Incorporated †	1,435,294	16,505,881

		79,273,155

Financials: 19.02%

Banks: 6.17%
Bank of the Ozarks Incorporated	114,922	5,522,002
First Horizon National Corporation	667,971	12,791,645
MB Financial Incorporated	425,893	19,173,703
PacWest Bancorp	385,847	19,489,132
Sterling BanCorp	823,079	20,288,897

		77,265,379

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Common Stock Fund	Portfolio of investments—September 30, 2017

Security name	Shares	Value

Capital Markets: 4.47%
E*TRADE Financial Corporation †	675,641	$29,464,704
Raymond James Financial Incorporated	313,152	26,408,108

		55,872,812

Insurance: 8.38%
Arch Capital Group Limited †	149,332	14,709,202
CNO Financial Group Incorporated	1,019,001	23,783,483
Reinsurance Group of America Incorporated	113,159	15,789,075
RenaissanceRe Holdings Limited	107,393	14,513,090
The Progressive Corporation	281,928	13,650,954
Willis Towers Watson plc	144,976	22,359,648

		104,805,452

Health Care: 14.05%

Biotechnology: 1.80%
Alkermes plc †	167,324	8,506,752
BioMarin Pharmaceutical Incorporated †	82,762	7,702,659
Neurocrine Biosciences Incorporated †«	102,837	6,301,851

		22,511,262

Health Care Equipment & Supplies: 4.93%
Haemonetics Corporation †	571,198	25,629,654
Hologic Incorporated †	396,687	14,554,446
LivaNova plc †	307,187	21,521,521

		61,705,621

Health Care Providers & Services: 4.81%
HealthEquity Incorporated †	194,305	9,827,947
Humana Incorporated	56,890	13,860,111
Laboratory Corporation of America Holdings †	149,048	22,501,777
Universal Health Services Incorporated Class B	126,461	14,029,583

		60,219,418

Life Sciences Tools & Services: 2.51%
Agilent Technologies Incorporated	269,349	17,292,206
PerkinElmer Incorporated	203,591	14,041,671

		31,333,877

Industrials: 18.93%

Aerospace & Defense: 0.65%
Hexcel Corporation	141,472	8,123,322

Airlines: 0.88%
Spirit Airlines Incorporated †	330,103	11,028,741

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—September 30, 2017	Wells Fargo Common Stock Fund	13

Security name	Shares	Value

Commercial Services & Supplies: 3.47%
Republic Services Incorporated	226,602	$14,969,328
Steelcase Incorporated Class A	990,309	15,250,759
Stericycle Incorporated †	184,603	13,221,267

		43,441,354

Electrical Equipment: 4.32%
AMETEK Incorporated	234,117	15,461,087
Hubbell Incorporated	149,332	17,325,499
Sensata Technologies Holding NV †	442,126	21,252,997

		54,039,583

Industrial Conglomerates: 1.06%
Carlisle Companies Incorporated	132,124	13,250,716

Machinery: 2.82%
Colfax Corporation †	400,650	16,683,066
Wabtec Corporation «	245,730	18,614,047

		35,297,113

Road & Rail: 3.38%
Genesee & Wyoming Incorporated Class A †	163,021	12,065,184
Hertz Global Holdings Incorporated †«	691,283	15,457,088
Ryder System Incorporated	175,278	14,819,755

		42,342,027

Trading Companies & Distributors: 2.35%
GATX Corporation «	186,736	11,495,468
MRC Global Incorporated †	1,021,169	17,860,246

		29,355,714

Information Technology: 15.76%

Internet Software & Services: 1.41%
Cornerstone OnDemand Incorporated †	433,044	17,585,917

IT Services: 4.16%
Amdocs Limited	205,959	13,247,283
CoreLogic Incorporated †	252,662	11,678,038
Gartner Incorporated †	97,250	12,098,873
Global Payments Incorporated	158,621	15,073,754

		52,097,948

Semiconductors & Semiconductor Equipment: 4.24%
Integrated Device Technology Incorporated †	509,737	13,548,809
Maxim Integrated Products Incorporated	189,671	9,049,203
ON Semiconductor Corporation †	1,056,374	19,511,228
Skyworks Solutions Incorporated	107,314	10,935,297

		53,044,537

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Common Stock Fund	Portfolio of investments—September 30, 2017

Security name		Shares	Value

Software: 4.79%
Fortinet Incorporated †		363,814	$13,039,094
Nuance Communications Incorporated †		687,383	10,805,661
Red Hat Incorporated †		164,358	18,220,728
Zendesk Incorporated †		612,006	17,815,495

			59,880,978

Technology Hardware, Storage & Peripherals: 1.16%
Diebold Incorporated «		635,017	14,510,138

Materials: 6.88%

Chemicals: 3.34%
Axalta Coating Systems Limited †		506,520	14,648,558
International Flavors & Fragrances Incorporated		88,444	12,639,532
Valvoline Incorporated		617,192	14,473,152

			41,761,242

Containers & Packaging: 1.10%
Crown Holdings Incorporated †		231,242	13,809,772

Metals & Mining: 2.44%
Royal Gold Incorporated		176,414	15,178,661
Steel Dynamics Incorporated		445,773	15,365,795

			30,544,456

Real Estate: 4.20%

Equity REITs: 4.20%
Camden Property Trust		125,100	11,440,395
Hudson Pacific Properties Incorporated		330,447	11,079,888
Physicians Realty Trust		670,433	11,886,777
SBA Communications Corporation †		126,352	18,201,006

			52,608,066

Total Common Stocks (Cost $826,980,927)			1,212,177,446

Exchange-Traded Funds: 2.12%
SPDR Dow Jones REIT ETF		99,133	9,170,794
SPDR S&P Biotech ETF «		200,277	17,337,980

Total Exchange-Traded Funds (Cost $17,941,757)			26,508,774

	Yield
Short-Term Investments: 6.92%

Investment Companies: 6.92%
Securities Lending Cash Investment LLC (l)(u)(r)	1.25%	73,560,412	73,567,768
Wells Fargo Government Money Market Fund Select Class (l)(u)	0.92	13,029,319	13,029,319

Total Short-Term Investments (Cost $86,594,790)			86,597,087

Total investments in securities (Cost $931,517,474)	105.93%	1,325,283,307
Other assets and liabilities, net	(5.93)	(74,180,021)

Total net assets	100.00%	$1,251,103,286

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—September 30, 2017	Wells Fargo Common Stock Fund	15

†	Non-income-earning security

«	All or a portion of this security is on loan.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

(r)	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets
Short-Term Investments

Investment companies
Securities Lending Cash Investment LLC	23,242,150	424,995,828	374,677,566	73,560,412	$1,088	$2,297	$364,741	$73,567,768
Wells Fargo Government Money Market Fund Select Class	23,993,777	324,465,920	335,430,378	13,029,319	0	0	113,706	13,029,319

					$1,088	$2,297	$478,447	$86,597,087	6.92%

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Common Stock Fund	Statement of assets and liabilities—September 30, 2017

Assets
Investments in unaffiliated securities (including $71,001,995 of securities loaned), at value (cost $844,922,684)	$1,238,686,220
Investments in affiliated securities, at value (cost $86,594,790)	86,597,087
Receivable for Fund shares sold	151,596
Receivable for dividends	795,168
Receivable for securities lending income	31,922
Prepaid expenses and other assets	13,978

Total assets	1,326,275,971

Liabilities
Payable for Fund shares redeemed	319,215
Payable upon receipt of securities loaned	73,564,384
Management fee payable	782,033
Distribution fees payable	11,870
Administration fees payable	189,624
Accrued expenses and other liabilities	305,559

Total liabilities	75,172,685

Total net assets	$1,251,103,286

NET ASSETS CONSIST OF
Paid-in capital	$752,189,501
Accumulated net investment loss	(3,859)
Accumulated net realized gains on investments	105,151,811
Net unrealized gains on investments	393,765,833

Total net assets	$1,251,103,286

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$942,595,920
Shares outstanding – Class A1	39,181,921
Net asset value per share – Class A	$24.06
Maximum offering price per share – Class A2	$25.53
Net assets – Class C	$18,978,442
Shares outstanding – Class C1	1,012,444
Net asset value per share – Class C	$18.75
Net assets – Class R6	$115,640,588
Shares outstanding – Class R6[1]	4,619,514
Net asset value per share – Class R6	$25.03
Net assets – Administrator Class	$6,336,335
Shares outstanding – Administrator Class[1]	259,465
Net asset value per share – Administrator Class	$24.42
Net assets – Institutional Class	$167,552,001
Shares outstanding – Institutional Class[1]	6,709,624
Net asset value per share – Institutional Class	$24.97

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended September 30, 2017	Wells Fargo Common Stock Fund	17

Investment income
Dividends	$10,299,189
Income from affiliated securities	478,447

Total investment income	10,777,636

Expenses
Management fee	9,464,245
Administration fees
Class A	1,948,082
Class B	12	[1]
Class C	44,300
Class R6	32,721
Administrator Class	11,616
Institutional Class	231,947
Shareholder servicing fees
Class A	2,319,146
Class B	14	[1]
Class C	52,738
Administrator Class	22,338
Distribution fees
Class B	41	[1]
Class C	158,215
Custody and accounting fees	74,909
Professional fees	51,652
Registration fees	111,177
Shareholder report expenses	70,361
Trustees’ fees and expenses	20,901
Other fees and expenses	39,875

Total expenses	14,654,290
Less: Fee waivers and/or expense reimbursements	(130,043)

Net expenses	14,524,247

Net investment loss	(3,746,611)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains on:
Unaffiliated securities	121,744,300
Affiliated securities	1,088

Net realized gains on investments	121,745,388

Net change in unrealized gains (losses) on:
Unaffiliated securities	68,745,101
Affiliated securities	2,297

Net change in unrealized gains (losses) on investments	68,747,398

Net realized and unrealized gains (losses) on investments	190,492,786

Net increase in net assets resulting from operations	$186,746,175

[1]	For the period from October 1, 2016 to December 5, 2016. Effective at the close of business on December 5, 2016, Class B shares were converted to Class A shares and are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Common Stock Fund	Statement of changes in net assets

	Year ended September 30, 2017		Year ended September 30, 2016

Operations
Net investment loss		$(3,746,611)		$(418,110)
Net realized gains on investments		121,745,388		58,412,227
Net change in unrealized gains (losses) on investments		68,747,398		87,367,906

Net increase in net assets resulting from operations		186,746,175		145,362,023

Distributions to shareholders from
Net realized gains
Class A		(34,833,443)		(110,146,894)
Class B		0 [1]		(12,735)
Class C		(1,072,237)		(3,575,460)
Class R6		(3,722,907)		(10,822,850)
Administrator Class		(308,980)		(1,979,080)
Institutional Class		(6,486,421)		(25,614,461)

Total distributions to shareholders		(46,423,988)		(152,151,480)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	975,399	21,721,156	39,544,860	906,361,116
Class C	58,484	1,036,989	87,982	1,399,266
Class R6	851,975	19,951,604	727,868	15,356,332
Administrator Class	68,428	1,537,967	93,356	1,876,928
Institutional Class	1,763,589	41,457,596	1,569,307	33,234,939
Investor Class	N/A	N/A	38,960 [2]	902,899 [2]

		85,705,312		959,131,480

Reinvestment of distributions
Class A	1,499,574	33,260,548	5,376,198	105,588,529
Class B	0 [1]	0 [1]	812	12,735
Class C	52,926	920,375	193,065	3,025,330
Class R6	161,865	3,722,907	534,462	10,822,850
Administrator Class	13,054	293,584	97,753	1,942,357
Institutional Class	279,367	6,411,478	1,256,619	25,408,844

		44,608,892		146,800,645

Payment for shares redeemed
Class A	(6,314,787)	(142,096,079)	(7,807,939)	(160,174,152)
Class B	(1,872)[1]	(33,351)[1]	(5,487)	(91,427)
Class C	(442,603)	(7,836,662)	(381,490)	(6,231,682)
Class R6	(954,160)	(22,265,015)	(984,239)	(20,831,726)
Administrator Class	(589,682)	(13,418,635)	(249,908)	(5,213,466)
Institutional Class	(3,134,026)	(73,012,502)	(5,255,616)	(106,700,641)
Investor Class	N/A	N/A	(37,451,779)[2]	(884,694,693)[2]

		(258,662,244)		(1,183,937,787)

Net decrease in net assets resulting from capital share transactions		(128,348,040)		(78,005,662)

Total increase (decrease) in net assets		11,974,147		(84,795,119)

Net assets
Beginning of period		1,239,129,139		1,323,924,258

End of period		$1,251,103,286		$1,239,129,139

Accumulated net investment loss		$(3,859)		$(3,859)

[1]	For the period from October 1, 2016 to December 5, 2016. Effective at the close of business on December 5, 2016, Class B shares were converted to Class A shares and are no longer offered by the Fund.

[2]	For the period from October 1, 2015 to October 23, 2015. Effective at the close of business on October 23, 2015, Investor Class shares were converted to Class A shares and are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Common Stock Fund	19

(For a share outstanding throughout each period)

	Year ended September 30
CLASS A	2017	2016	2015	2014	2013
Net asset value, beginning of period	$21.50	$21.62	$24.79	$24.45	$21.18
Net investment loss	(0.09)	(0.01)[1]	(0.04)[1]	(0.07)	(0.02)
Net realized and unrealized gains (losses) on investments	3.48	2.45	(0.32)	2.48	4.72

Total from investment operations	3.39	2.44	(0.36)	2.41	4.70
Distributions to shareholders from
Net realized gains	(0.83)	(2.56)	(2.81)	(2.07)	(1.43)
Net asset value, end of period	$24.06	$21.50	$21.62	$24.79	$24.45
Total return[2]	16.10%	12.43%	(1.76)%	10.26%	23.72%
Ratios to average net assets (annualized)
Gross expenses	1.25%	1.25%	1.27%	1.28%	1.30%
Net expenses	1.25%	1.25%	1.26%	1.26%	1.26%
Net investment loss	(0.38)%	(0.05)%	(0.19)%	(0.27)%	(0.05)%
Supplemental data
Portfolio turnover rate	35%	32%	51%	38%	40%
Net assets, end of period (000s omitted)	$942,596	$924,864	$127,732	$277,517	$292,806

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Common Stock Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
CLASS C	2017	2016	2015	2014	2013
Net asset value, beginning of period	$17.04	$17.77	$21.02	$21.18	$18.67
Net investment loss	(0.20)[1]	(0.14)[1]	(0.18)	(0.22)[1]	(0.16)[1]
Net realized and unrealized gains (losses) on investments	2.74	1.97	(0.26)	2.13	4.10

Total from investment operations	2.54	1.83	(0.44)	1.91	3.94
Distributions to shareholders from
Net realized gains	(0.83)	(2.56)	(2.81)	(2.07)	(1.43)
Net asset value, end of period	$18.75	$17.04	$17.77	$21.02	$21.18
Total return[2]	15.29%	11.52%	(2.49)%	9.42%	22.78%
Ratios to average net assets (annualized)
Gross expenses	2.00%	2.00%	2.02%	2.03%	2.05%
Net expenses	2.00%	2.00%	2.00%	2.01%	2.01%
Net investment loss	(1.14)%	(0.87)%	(0.93)%	(1.01)%	(0.81)%
Supplemental data
Portfolio turnover rate	35%	32%	51%	38%	40%
Net assets, end of period (000s omitted)	$18,978	$22,902	$25,668	$30,245	$29,483

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Common Stock Fund	21

(For a share outstanding throughout each period)

	Year ended September 30
CLASS R6	2017	2016	2015	2014	2013[1]
Net asset value, beginning of period	$22.25	$22.20	$25.27	$24.78	$22.83
Net investment income	0.01	0.07 [2]	0.05	0.07 [2]	0.01
Net realized and unrealized gains (losses) on investments	3.60	2.54	(0.31)	2.49	1.94

Total from investment operations	3.61	2.61	(0.26)	2.56	1.95
Distributions to shareholders from
Net realized gains	(0.83)	(2.56)	(2.81)	(2.07)	0.00
Net asset value, end of period	$25.03	$22.25	$22.20	$25.27	$24.78
Total return[3]	16.56%	12.91%	(1.29)%	10.76%	8.54%
Ratios to average net assets (annualized)
Gross expenses	0.82%	0.82%	0.80%	0.80%	0.81%
Net expenses	0.82%	0.82%	0.80%	0.80%	0.81%
Net investment income	0.05%	0.32%	0.28%	0.27%	0.18%
Supplemental data
Portfolio turnover rate	35%	32%	51%	38%	40%
Net assets, end of period (000s omitted)	$115,641	$101,436	$95,037	$95,213	$27

[1]	For the period from June 28, 2013 (commencement of class operations) to September 30, 2013

[2]	Calculated based upon average shares outstanding

[3]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Common Stock Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
ADMINISTRATOR CLASS	2017	2016	2015	2014	2013
Net asset value, beginning of period	$21.78	$21.84	$24.98	$24.59	$21.26
Net investment income (loss)	(0.06)[1]	0.02	(0.01)[1]	(0.02)[1]	0.01
Net realized and unrealized gains (losses) on investments	3.53	2.48	(0.32)	2.48	4.75

Total from investment operations	3.47	2.50	(0.33)	2.46	4.76
Distributions to shareholders from
Net realized gains	(0.83)	(2.56)	(2.81)	(2.07)	(1.43)
Net asset value, end of period	$24.42	$21.78	$21.84	$24.98	$24.59
Total return	16.26%	12.59%	(1.62)%	10.41%	23.92%
Ratios to average net assets (annualized)
Gross expenses	1.17%	1.17%	1.12%	1.11%	1.11%
Net expenses	1.10%	1.10%	1.10%	1.09%	1.09%
Net investment income (loss)	(0.27)%	0.03%	(0.03)%	(0.07)%	0.11%
Supplemental data
Portfolio turnover rate	35%	32%	51%	38%	40%
Net assets, end of period (000s omitted)	$6,336	$16,720	$18,050	$45,364	$24,871

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Common Stock Fund	23

(For a share outstanding throughout each period)

	Year ended September 30
INSTITUTIONAL CLASS	2017	2016	2015	2014	2013
Net asset value, beginning of period	$22.20	$22.16	$25.25	$24.77	$21.37
Net investment income	0.00 [1,2]	0.06 [1]	0.03	0.03	0.07 [1]
Net realized and unrealized gains (losses) on investments	3.60	2.54	(0.31)	2.52	4.76

Total from investment operations	3.60	2.60	(0.28)	2.55	4.83
Distributions to shareholders from
Net realized gains	(0.83)	(2.56)	(2.81)	(2.07)	(1.43)
Net asset value, end of period	$24.97	$22.20	$22.16	$25.25	$24.77
Total return	16.55%	12.88%	(1.38)%	10.72%	24.14%
Ratios to average net assets (annualized)
Gross expenses	0.92%	0.92%	0.86%	0.85%	0.87%
Net expenses	0.85%	0.85%	0.85%	0.85%	0.87%
Net investment income	0.02%	0.28%	0.24%	0.14%	0.33%
Supplemental data
Portfolio turnover rate	35%	32%	51%	38%	40%
Net assets, end of period (000s omitted)	$167,552	$173,175	$226,729	$223,525	$197,453

[1]	Calculated based upon average shares outstanding

[2]	Amount is less than $0.005.

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Common Stock Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Common Stock Fund (the “Fund”) which is a diversified series of the Trust.

Effective at the close of business on October 23, 2015, Investor Class shares were converted to Class A shares and are no longer offered by the Fund. Information for Investor Class shares reflected in the financial statements represents activity through October 23, 2015.

Effective at the close of business on December 5, 2016, Class B shares were converted to Class A shares and are no longer offered by the Fund. Information for Class B shares reflected in the financial statements represents activity through December 5, 2016.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each

Notes to financial statements	Wells Fargo Common Stock Fund	25

business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund is included in income from affiliates securities on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of September 30, 2017, the aggregate cost of all investments for federal income tax purposes was $943,201,416 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$419,969,040
Gross unrealized losses	(37,887,149)
Net unrealized gains	$382,081,891

26	Wells Fargo Common Stock Fund	Notes to financial statements

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent difference causing such reclassifications is due to net operating losses. At September 31, 2017, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Accumulated net investment loss	Accumulated net realized gains on investments
$3,746,611	$(3,746,611)

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

Notes to financial statements	Wells Fargo Common Stock Fund	27

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of September 30, 2017:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Consumer discretionary	$120,850,917	$0	$0	$120,850,917
Consumer staples	25,617,929	0	0	25,617,929
Energy	79,273,155	0	0	79,273,155
Financials	237,943,643	0	0	237,943,643
Health care	175,770,178	0	0	175,770,178
Industrials	236,878,570	0	0	236,878,570
Information technology	197,119,518	0	0	197,119,518
Materials	86,115,470	0	0	86,115,470
Real estate	52,608,066	0	0	52,608,066

Exchange-traded funds	26,508,774	0	0	26,508,774

Short-term investments
Investment companies	13,029,319	0	0	13,029,319
Investments measured at net asset value*				73,567,768
Total assets	$1,251,715,539	$0	$0	$1,325,283,307

*	Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities. The Fund’s investment in Securities Lending Cash Investments, LLC valued at $73,567,768 does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At September 30, 2017, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo, is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser, providing fund-level administrative services in connection with the Fund’s operations, and providing any other fund-level administrative services reasonably necessary for the operation of the Fund. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.80% and declining to 0.63% as the average daily net assets of the Fund increase. For the year ended September 30, 2017, the management fee was equivalent to an annual rate of 0.76% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.45% and declining to 0.30% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee
Class A, Class B, Class C	0.21%
Class R6	0.03
Administrator Class, Institutional Class	0.13

28	Wells Fargo Common Stock Fund	Notes to financial statements

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through January 31, 2018 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.26% for Class A shares, 2.01% for Class C shares, 0.85% for Class R6 shares, 1.10% for Administrator Class shares, and 0.85% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

During the year ended September 30, 2017, State Street Bank and Trust Company (“State Street’), the Fund’s custodian, reimbursed the Fund $32,093 for certain out-of-pocket expenses that were billed to the Fund in error from 1998-2015. This amount is included in dividend income on the Statement of Operations. In addition, Funds Management was also reimbursed $5,736 by State Street for waivers/reimbursements it made to the Fund to limit Fund expenses during the period the Fund was erroneously billed.

Distribution fees

The Trust has adopted a distribution plan for Class B and Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class B and Class C shares. For the year ended September 30, 2017, Funds Distributor received $3,787 from the sale of Class A shares and $10 in contingent deferred sales charges from redemptions of Class C shares. No contingent deferred sales charges were incurred by Class A and Class B for the year ended September 30, 2017.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 of the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended September 30, 2017 were $430,459,576 and $598,504,030, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds) and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund. Prior to August 29, 2017, the revolving credit agreement amount was $250,000,000.

For the year ended September 30, 2017, there were no borrowings by the Fund under the agreement.

Notes to financial statements	Wells Fargo Common Stock Fund	29

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended September 30, 2017 and September 30, 2016 were as follows:

	Year ended September 30
	2017	2016
Ordinary income	$8,270,040	$0
Long-term capital gain	38,153,948	152,151,480

As of September 30, 2017, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term gain	Unrealized gains
$17,677,628	$99,158,125	$382,081,891

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

30	Wells Fargo Common Stock Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Common Stock Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of September 30, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2017, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Common Stock Fund as of September 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

November 22, 2017

Other information (unaudited)	Wells Fargo Common Stock Fund	31

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 91.80% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended September 30, 2017.

Pursuant to Section 852 of the Internal Revenue Code, $38,153,948 was designated as a 20% rate gain distribution for the fiscal year ended September 30, 2017.

Pursuant to Section 854 of the Internal Revenue Code, $7,633,359 of income dividends paid during the fiscal year ended September 30, 2017 has been designated as qualified dividend income (QDI).

For the fiscal year ended September 30, 2017, $8,270,040 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

32	Wells Fargo Common Stock Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 152 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Board member of the Forté Foundation (non-profit organization) and the Vincent Memorial Hospital Endowment (non-profit organization), where he serves on the Investment Committee and as a Chair of the Audit Committee. Mr. Ebsworth is a CFA® charterholder.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of Ruth Bancroft Garden (non-profit organization) and an inactive chartered financial analyst.	Asset Allocation Trust
Peter G. Gordon** (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Common Stock Fund	33

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996: Vice Chairman, since 2017	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

**	Peter Gordon is expected to retire on December 31, 2017.

Advisory Board Members

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer	Current other public company or investment company directorships
James G. Polisson (Born 1959)	Advisory Board Member, since 2017	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Prior thereto, Vice President, Fidelity Retail Mutual Fund Group from 1996 to 1998 and Risk Management Practice Manager, Fidelity Consulting from 1995 to 1996. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	None
Pamela Wheelock (Born 1959)	Advisory Board Member, since 2017	Chief Operating Officer, Twin Cities Habitat for Humanity, since January, 2017. Vice President of University Services, University of Minnesota from 2012 to 2017. Prior thereto, Interim President and Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2010 to 2011, Chairman of the Board from 2009 to 2011 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently on the Board of Directors, Governance Committee and Finance Committee, for the Minnesota Philanthropy Partners (Saint Paul Foundation) since 2012 and Board Chair of the Minnesota Wild Foundation since 2010.	None

34	Wells Fargo Common Stock Fund	Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank, N.A. from 1996 to 2013.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 76 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 76 funds and Assistant Treasurer of 76 funds in the Fund Complex.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargofunds.com.

Other information (unaudited)	Wells Fargo Common Stock Fund	35

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at an in-person meeting held on May 16-17, 2017 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Common Stock Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2017, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2017. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Funds Management, a summary of certain organizational and personnel changes involving Funds Management and the Sub-Adviser, and a description of Funds Management’s and the Sub-Adviser’s business continuity planning programs and of their approaches to data privacy and cybersecurity. The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

36	Wells Fargo Common Stock Fund	Other information (unaudited)

Fund performance and expenses

The Board considered the investment performance results for the Fund over various time periods ended December 31, 2016. In certain cases, the Board also considered more current results for various time periods ended March 31, 2017. The Board considered these results in comparison to the performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the performance of the Fund (Class A) was lower than the average performance of the Universe for the one-, three- and five-year periods ended December 31, 2016, and higher than the average performance of the Universe for the ten-year period ended December 31, 2016. However, the Board noted that the performance ranking of the Fund in the Universe had improved from the prior quarter-end for the one-, three- and five-year periods ended March 31, 2017. The Board also noted that the performance of the Fund was lower than its benchmark, the Russell 2500TM Index, for the one-, three- and five-year periods ended December 31, 2016, and higher than the index for the ten-year period ended December 31, 2016.

The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the Universe and benchmark for the periods identified above. The Board took note of the explanations for the relative underperformance during these periods, including with respect to investment decisions and market factors that affected the Fund’s performance.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than, equal to or in range of the median net operating expense ratios of the expense Groups for all share classes.

The Board took into account the Fund performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than or in range of the sum of these average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as institutional separate accounts.

Other information (unaudited)	Wells Fargo Common Stock Fund	37

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole. The Board also received and considered information concerning the profitability of the Sub-Adviser from providing services to the fund family as a whole, noting that the Sub-Adviser’s profitability information with respect to providing services to the Fund was subsumed in the Wells Fargo and Funds Management profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management or Wells Fargo from its services to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that in addition to management fee breakpoints, competitive management fee rates set at the outset without regard to breakpoints and fee waiver and expense reimbursement arrangements are means of sharing potential economies of scale with shareholders of the Fund. The Board considered Funds Management’s view, which Funds Management indicated was supported by independent third-party industry studies which were summarized for the Board, that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

38	Wells Fargo Common Stock Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
CLO	— Collateralized loan obligation
CLP	— Chilean peso
COP	— Colombian peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
PJSC	— Public Joint Stock Company
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: fundservice@wellsfargo.com

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is a trade name used by the asset management businesses of Wells Fargo & Company. Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the funds. The funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA, an affiliate of Wells Fargo & Company. Neither Wells Fargo Funds Distributor nor Wells Fargo Funds Management holds fund shareholder accounts or assets. This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2017 Wells Fargo Funds Management, LLC. All rights reserved.

306435 11-17 A229/AR229 09-17

Annual Report

September 30, 2017

Wells Fargo Discovery Fund

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of September 30, 2017, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Discovery Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Favorable economic news supported stocks, and interest rates moved higher.

Hiring remained strong, and business and consumer sentiment improved.

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Discovery Fund for the 12-month period that ended September 30, 2017. Despite heightened market volatility at times, global stocks generally delivered double-digit results and bond markets had smaller but positive results as well. U.S. and international stocks returned 18.61% and 19.61%, respectively, for the 12-month period, as measured by the S&P 500 Index1 and the MSCI ACWI ex USA Index (Net),2 respectively; within fixed income, the Bloomberg Barclays U.S. Aggregate Bond Index3 returned 0.07% and the Bloomberg Barclays Municipal Bond Index4 returned 0.87% as interest rates rose from low levels.

Election results and central banks’ policies commanded investor attention as 2016 closed.

During the fourth quarter of 2016, investors appeared intent on the prospective outcomes of elections in the U.S. and central-bank actions globally. Following Donald Trump’s election victory, U.S. stocks rallied. Investors appeared optimistic that the new administration would pursue progrowth policies. Favorable economic news supported stocks, and interest rates moved higher. At their mid-December meeting, U.S. Federal Reserve (Fed) officials raised the target interest rate by a quarter percentage point to a range of 0.50% to 0.75%. The fourth quarter also saw the implementation of the U.S. Securities and Exchange Commission’s new rules for money market funds, which included floating net asset values (NAVs) as well as the possibility of liquidity fees and redemption gates for institutional prime and municipal money market funds. In the year leading up to money market fund reform implementation, nearly $1 trillion in assets moved from money market funds subject to floating NAVs into government money market funds, which continued to transact at a stable $1.00 NAV. Outside of the U.S., the prospects for faster U.S. growth appeared to trigger some acceleration in Europe.

Financial markets gained during the first two quarters of 2017 on positive economic data.

Stocks rallied globally through the first quarter of 2017, supported by signs of improvement in the U.S. and global economies. U.S. economic data released during the quarter reflected a healthy economy. Hiring remained strong, and business and consumer sentiment improved. In March, Fed officials raised their target interest rate by a quarter percentage point to a range of 0.75% to 1.00%. With the Fed’s target interest-rate increase, short-term bond yields rose during the quarter. Meanwhile, longer-term Treasury yields were little changed, leading to positive performance. Investment-grade and high-yield bonds benefited from strong demand. Municipal bond returns were positive in the quarter, helped by strong demand and constrained new-issue supply. Outside of the U.S., stocks in emerging markets generally outperformed stocks in the U.S. and international

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[4]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Discovery Fund	3

developed markets because they benefited from both global economic growth and recent weakening in the U.S. dollar. Stocks in Asia, Europe, and Latin America also outperformed the U.S. market during the quarter.

Globally, stocks marked continued gains through the second quarter of 2017. Steady, albeit modest, economic growth both in the U.S. and abroad and generally favorable corporate earnings announcements supported higher valuations. U.S. inflation trended lower despite a continued decline in the unemployment rate. Ten-year U.S. Treasury yields declined, resulting in stronger prices for long-term bonds. As was widely expected, the Fed raised the target interest rate in June by a quarter percentage point to a range of 1.00% to 1.25%. In addition, the Fed indicated that it would begin to sell bonds accumulated on its balance sheet during quantitative easing programs conducted since 2008. Later in the third quarter, the Fed confirmed that the initiative to reduce the bonds that it holds likely would begin in October.

Volatility increased during the third quarter of 2017.

Early in July and again in August, volatility expectations increased and then receded—as measured by the CBOE VIX5—amid geopolitical tensions, particularly in Asia, and declining investor optimism following unsuccessful efforts to reform health care laws in the U.S. which suggested to some that President Trump and Congress would be unable to move forward with tax and regulatory reforms.

During the quarter, economic momentum increased in Europe; the European Central Bank held its rates steady at low levels and continued its quantitative easing bond-buying program, which is intended to spark economic activity. The Bank of England suggested it could hike interest rates in November, and the pound gained against other currencies. The Bank of Japan also maintained accommodative policies intended to support business activity and economic growth. In Germany, Angela Merkel was reelected chancellor; in Japan, Prime Minister Shinzo Abe called for snap elections as his popularity increased after North Korea’s aggressive program of missile launches. Both political developments were indicative of the type of political consistency in developed markets that reassure financial markets.

In emerging markets, many countries benefited from stronger currencies versus the U.S. dollar. In addition, commodity prices were on an upward trajectory, which benefited many companies that rely on natural resources for exports.

As the quarter closed, optimism returned as economic growth continued. The second-quarter gross domestic product measure was revised higher from 2.6% annualized to 3.0%. Consumer spending and residential and nonresidential investment increased. While inflation continued to trail the Fed’s targets, expectations remained for an additional short-term interest-rate hike before year-end.

[5]	The Chicago Board Options Exchange Market Volatility Index (CBOE VIX) is a popular measure of the implied volatility of S&P 500 Index options. It represents one measure of the market’s expectation of stock market volatility over the next 30-day period. You cannot invest directly in an index.

4	Wells Fargo Discovery Fund	Letter to shareholders (unaudited)

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

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6	Wells Fargo Discovery Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Michale T. Smith, CFA®

Christopher J. Warner, CFA®

Average annual total returns (%) as of September 30, 20171

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (WFDAX)	7-31-2007	16.31	11.63	7.71	23.42	12.96	8.35	1.20	1.20
Class C (WDSCX)	7-31-2007	21.51	12.11	7.53	22.51	12.11	7.53	1.95	1.95
Class R6 (WFDRX)	6-28-2013	–	–	–	23.98	13.44	8.78	0.77	0.77
Administrator Class (WFDDX)	4-8-2005	–	–	–	23.52	13.08	8.48	1.12	1.12
Institutional Class (WFDSX)	8-31-2006	–	–	–	23.88	13.37	8.75	0.87	0.87
Russell 2500TM Growth Index[4]	–	–	–	–	20.07	14.46	8.72	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Discovery Fund	7

Growth of $10,000 investment as of September 30, 2017[5]

[1]	Historical performance shown for Class R6 shares prior to their inception reflects the performance of Institutional Class shares, and includes the higher expenses applicable to Institutional Class shares. If these expenses had not been included, the returns for Class R6 shares would be higher.

[2]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[3]	The manager has contractually committed through January 31, 2018, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waivers at 1.22% for Class A, 1.97% for Class C, 0.84% for Class R6, 1.15% for Administrator Class, and 0.89% for Institutional Class. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the expense cap. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio or the Fund’s Total Annual Fund Operating Expenses After Fee Waivers, as stated in the prospectuses.

[4]	The Russell 2500™ Growth Index measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index.

[5]	The chart compares the performance of Class A shares for the most recent ten years with the Russell 2500™ Growth Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[6]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[7]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

8	Wells Fargo Discovery Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund outperformed its benchmark, the Russell 2500TM Growth Index, for the 12-month period that ended September 30, 2017.

∎	Stock selection in the information technology (IT) and health care sectors contributed to performance.

∎	Stock selection in the industrials sector detracted from performance.

Over the 12-month period, the Russell 2500TM Growth Index experienced robust gains; rising optimism for synchronized global growth and expectations for higher interest rates drove the strong returns. Market leadership during the period primarily favored growth-oriented sectors within the benchmark index, which proved beneficial to our positioning.

Ten largest holdings (%) as of September 30, 2017[6]
Waste Connections Incorporated	3.05
Take-Two Interactive Software Incorporated	2.80
The Brink’s Company	2.23
WEX Incorporated	2.01
Teradyne Incorporated	2.00
BWX Technologies Incorporated	1.99
Vail Resorts Incorporated	1.96
Bright Horizons Family Solutions Incorporated	1.84
Allegion plc	1.83
John Bean Technologies Corporation	1.79

Stock selection benefited the Fund’s relative performance, especially within IT and also within health care.

Within the IT sector, video-game developer and publisher Take-Two Interactive Software, Incorporated, delivered a notable contribution to the Fund’s outperformance. Like many video-game software firms, Take-Two has benefited from rising digital downloads and in-game monetization opportunities. These revenue streams, which tended to carry significantly higher profit margins, increased gross margins meaningfully year over year and helped earnings grow well above the consensus estimate. Also within the IT sector, Fund holding Universal Display Corporation provided strong returns. Demand for the company’s materials used in the manufacture of organic light-emitting diode (OLED) displays for smartphones continued to surge. OLED displays are being incorporated into an increasing number of new phone models as they are lighter and cheaper and offer more flexibility and power efficiency than legacy phone-display screens. This strong demand led to financial results that were better than the consensus expectations. We continued to maintain a position in Universal Display as of the end of the reporting period and to closely monitor its valuation.

Within the health care sector, stock selection among health care providers contributed to returns—especially VCA Incorporated, which manages animal hospitals and provides pet-care services. VCA agreed to be acquired by Mars, Incorporated, early in 2017 at a substantial premium, which validated our investment thesis. Consistent with our discipline, we exited the position in VCA following the acquisition as shares approached our internal valuation target.

The Fund’s performance was hindered by stock selection in the industrials sector.

Among the Fund’s industrials holdings, exposure to ultralow-cost airline Spirit Airlines, Incorporated, detracted from the Fund’s performance. Our investment thesis for investing in Spirit was predicated on our expectation that the company’s addition of capacity in new markets would allow for market-share gains. We also thought that Spirit could raise prices due to its low-cost advantage and the pricing umbrella that resulted from industry consolidation. Spirit Airlines successfully improved the amount of revenue generated per passenger; however, the industry’s pricing backdrop recently came under more pressure than we expected. We continued to retain a position in Spirit Airlines at the end of the reporting period and to closely monitor the company’s fundamentals.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Discovery Fund	9

Sector distribution as of September 30, 2017[7]

We are cautious regarding the broad economic environment but confident in the Fund’s positioning.

As we progress toward 2018, we believe the market backdrop remains mostly constructive, but we have a modestly higher level of caution. For the time being, inflation expectations have overcome deflationary fears. Credit markets have been calm, and capital has been flowing freely at low cost. Weaknesses in areas such as automobiles and mall-based retailers have tended to be offset by strength in domestic industries such as housing, travel and leisure, e-commerce, and digital advertising. In our view, economic indicators likely point to an elongated business cycle marked by steady, if unspectacular, earnings growth and modestly higher interest rates. The U.S. economy seems poised to potentially continue to expand—but at a more sluggish rate than many people would like to see.

Despite recent improvements, global growth remains below the long-term trend. Our base view is that the economic recovery, which is elongated, likely should continue at a muted pace. Value is created through scarcity, and we seek to invest in companies that have a scarce attribute in the investing world: organic growth. We seek companies that have been benefiting from change—companies with innovations that have been disrupting industries, which in turn has allowed these companies to take market share. The businesses we seek in our assessment have been growing naturally, which means their success has been less reliant on changes in economic growth or in government policies. We seek companies within the stock market that have developed self-sufficiency—a valuable-but-rare trait in a world in which many companies have tended to wait for help from Congress, regulators, or the U.S. Federal Reserve to stimulate their growth.

Please see footnotes on page 7.

10	Wells Fargo Discovery Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from April 1, 2017 to September 30, 2017.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 4-1-2017	Ending account value 9-30-2017	Expenses paid during the period¹	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,107.16	$6.41	1.21%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.98	$6.15	1.21%
Class C
Actual	$1,000.00	$1,102.97	$10.35	1.96%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.22	$9.92	1.96%
Class R6
Actual	$1,000.00	$1,109.75	$4.15	0.78%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.13	$3.98	0.78%
Administrator Class
Actual	$1,000.00	$1,107.69	$5.99	1.13%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.38	$5.74	1.13%
Institutional Class
Actual	$1,000.00	$1,109.21	$4.67	0.88%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.64	$4.48	0.88%

[1]	Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—September 30, 2017	Wells Fargo Discovery Fund	11

Security name	Shares	Value

Common Stocks: 96.93%

Consumer Discretionary: 12.79%

Diversified Consumer Services: 3.12%
Adtalem Global Education Incorporated	889,500	$31,888,575
Bright Horizons Family Solutions Incorporated †	533,007	45,950,533

		77,839,108

Hotels, Restaurants & Leisure: 6.77%
Dave & Buster’s Entertainment Incorporated †	455,594	23,909,573
Hilton Grand Vacations Incorporated †	909,100	35,118,533
Six Flags Entertainment Corporation «	603,740	36,791,916
Vail Resorts Incorporated	214,114	48,843,686
Wingstop Incorporated «	725,225	24,113,731

		168,777,439

Media: 1.24%
Cinemark Holdings Incorporated	851,805	30,843,859

Specialty Retail: 1.66%
Burlington Stores Incorporated †	432,565	41,292,655

Consumer Staples: 2.10%

Beverages: 2.10%
Constellation Brands Incorporated Class A	136,157	27,156,514
National Beverage Corporation «	202,100	25,070,505

		52,227,019

Energy: 0.92%

Oil, Gas & Consumable Fuels: 0.92%
Diamondback Energy Incorporated †	233,865	22,909,415

Financials: 3.48%

Capital Markets: 1.29%
Raymond James Financial Incorporated	381,945	32,209,422

Consumer Finance: 1.32%
SLM Corporation †	2,852,700	32,720,469

Thrifts & Mortgage Finance: 0.87%
Radian Group Incorporated	1,161,800	21,714,042

Health Care: 16.47%

Biotechnology: 4.47%
Array BioPharma Incorporated †	1,272,479	15,651,492
Bioverativ Incorporated †	606,000	34,584,420
bluebird bio Incorporated †«	92,400	12,691,140
Exelixis Incorporated †	848,238	20,552,807
Ignyta Incorporated †	559,000	6,903,650

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Discovery Fund	Portfolio of investments—September 30, 2017

Security name	Shares	Value

Biotechnology (continued)
Puma Biotechnology Incorporated †	19,100	$2,284,298
Tesaro Incorporated †«	144,100	18,603,310

		111,271,117

Health Care Equipment & Supplies: 8.21%
ABIOMED Incorporated †	170,700	28,780,020
Cantel Medical Corporation	331,913	31,256,247
Glaukos Corporation †«	518,200	17,100,600
Hill-Rom Holdings Incorporated	401,770	29,730,980
Hologic Incorporated †	779,800	28,610,862
ICU Medical Incorporated †	193,461	35,954,727
Insulet Corporation †	467,795	25,766,149
iRhythm Technologies Incorporated †	143,100	7,424,028

		204,623,613

Health Care Providers & Services: 2.94%
Amedisys Incorporated †	689,052	38,559,350
Tivity Health Incorporated †	848,869	34,633,855

		73,193,205

Life Sciences Tools & Services: 0.49%
Bio-Rad Laboratories Incorporated Class A †	55,200	12,266,544

Pharmaceuticals: 0.36%
MyoKardia Incorporated †	212,245	9,094,698

Industrials: 22.83%

Aerospace & Defense: 4.50%
Aerojet Rocketdyne Holdings †	675,100	23,635,251
BWX Technologies Incorporated	885,400	49,600,108
Mercury Computer Systems Incorporated †	751,100	38,967,068

		112,202,427

Airlines: 0.86%
Spirit Airlines Incorporated †	644,496	21,532,611

Building Products: 4.58%
A.O. Smith Corporation	590,200	35,075,586
Allegion plc	527,053	45,574,273
Masonite International Corporation †	481,660	33,330,872

		113,980,731

Commercial Services & Supplies: 5.39%
Aqua Metals Incorporated †«	389,400	2,667,390
The Brink’s Company	659,300	55,546,025
Waste Connections Incorporated	1,086,729	76,027,561

		134,240,976

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—September 30, 2017	Wells Fargo Discovery Fund	13

Security name	Shares	Value

Machinery: 2.99%
Colfax Corporation †	717,600	$29,880,864
John Bean Technologies Corporation	440,901	44,575,091

		74,455,955

Professional Services: 1.77%
TransUnion†	931,150	44,006,149

Trading Companies & Distributors: 2.74%
Siteone Landscape Supply Incorporated †	605,143	35,158,808
Univar Incorporated †	1,147,000	33,182,710

		68,341,518

Information Technology: 34.40%

Electronic Equipment, Instruments & Components: 5.23%
Littelfuse Incorporated	206,624	40,473,509
National Instruments Corporation	540,900	22,809,753
Universal Display Corporation	324,735	41,842,105
Zebra Technologies Corporation Class A †	232,900	25,288,282

		130,413,649

Internet Software & Services: 6.01%
2U Incorporated †	274,413	15,378,105
Box Incorporated Class A †	2,051,100	39,627,252
Envestnet Incorporated †	426,725	21,762,975
MercadoLibre Incorporated	151,000	39,098,430
Yandex NV Class A †	1,031,222	33,978,764

		149,845,526

IT Services: 10.33%
Acxiom Corporation †	1,117,809	27,542,814
Black Knight Financial Services Incorporated Class A †	626,719	26,980,253
EPAM Systems Incorporated †	416,879	36,656,170
Euronet Worldwide Incorporated †	389,972	36,965,446
Gartner Incorporated †	297,600	37,024,416
Total System Services Incorporated	643,500	42,149,250
WEX Incorporated †	447,100	50,173,562

		257,491,911

Semiconductors & Semiconductor Equipment: 3.06%
Advanced Micro Devices Incorporated †«	2,068,900	26,378,475
Teradyne Incorporated	1,333,500	49,726,215

		76,104,690

Software: 8.50%
Ellie Mae Incorporated †	269,400	22,125,822
Guidewire Software Incorporated †	260,204	20,259,483
Proofpoint Incorporated †	335,844	29,292,314
PTC Incorporated †	575,400	32,383,512

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Discovery Fund	Portfolio of investments—September 30, 2017

Security name		Shares	Value

Software (continued)
Take-Two Interactive Software Incorporated †		682,000	$69,720,860
Ultimate Software Group Incorporated †		200,300	37,976,880

			211,758,871

Technology Hardware, Storage & Peripherals: 1.27%
NCR Corporation †		843,900	31,663,128

Materials: 3.94%

Chemicals: 0.95%
Albemarle Corporation		174,700	23,813,357

Construction Materials: 1.21%
Vulcan Materials Company		251,700	30,103,320

Containers & Packaging: 1.78%
Berry Plastics Group Incorporated †		782,733	44,341,825

Total Common Stocks (Cost $1,871,693,838)			2,415,279,249

	Yield
Short-Term Investments: 8.10%

Investment Companies: 8.10%
Securities Lending Cash Investment LLC (l)(r)(u)	1.25%	138,258,417	138,272,243
Wells Fargo Government Money Market Fund Select Class (l)(u)	0.92	63,484,377	63,484,377

Total Short-Term Investments (Cost $201,753,632)			201,756,620

Total investments in securities (Cost $2,073,447,470)	105.03%	2,617,035,869
Other assets and liabilities, net	(5.03)	(125,333,181)

Total net assets	100.00%	$2,491,702,688

†	Non-income-earning security

«	All or a portion of this security is on loan.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets
Short-Term Investments

Investment companies
Securities Lending Cash Investment LLC	53,359,685	627,755,886	542,857,154	138,258,417	$2,330	$2,988	$1,162,143	$138,272,243
Wells Fargo Government Money Market Fund Select Class	24,767,941	917,563,811	878,847,375	63,484,377	0	0	246,691	63,484,377

					$2,330	$2,988	$1,408,834	$201,756,620	8.10%

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—September 30, 2017	Wells Fargo Discovery Fund	15

Assets
Investments in unaffiliated securities (including $134,885,890 of securities loaned), at value (cost $1,871,693,838)	$2,415,279,249
Investments in affiliated securities, at value (cost $201,753,632)	201,756,620
Receivable for investments sold	16,398,555
Receivable for Fund shares sold	2,320,325
Receivable for dividends	291,572
Receivable for securities lending income	50,269

Total assets	2,636,096,590

Liabilities
Payable upon receipt of securities loaned	138,266,925
Payable for investments purchased	2,284,298
Management fee payable	1,511,485
Payable for Fund shares redeemed	1,476,015
Administration fees payable	284,786
Distribution fee payable	25,215
Trustees’ fees and expenses payable	502
Accrued expenses and other liabilities	544,676

Total liabilities	144,393,902

Total net assets	$2,491,702,688

NET ASSETS CONSIST OF
Paid-in capital	$1,573,416,369
Accumulated net investment loss	(396)
Accumulated net realized gains on investments	374,698,316
Net unrealized gains on investments	543,588,399

Total net assets	$2,491,702,688

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$607,318,047
Shares outstanding – Class A1	16,652,280
Net asset value per share – Class A	$36.47
Maximum offering price per share – Class A2	$38.69
Net assets – Class C	$40,070,212
Shares outstanding – Class C1	1,214,553
Net asset value per share – Class C	$32.99
Net assets – Class R6	$351,268,451
Shares outstanding – Class R6[1]	9,022,511
Net asset value per share – Class R6	$38.93
Net assets – Administrator Class	$335,897,997
Shares outstanding – Administrator Class[1]	8,970,788
Net asset value per share – Administrator Class	$37.44
Net assets – Institutional Class	$1,157,147,981
Shares outstanding – Institutional Class[1]	29,827,659
Net asset value per share – Institutional Class	$38.79

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Discovery Fund	Statement of operations—year ended September 30, 2017

Investment income
Dividends (net of foreign withholding taxes of $85,780)	$11,432,445
Securities lending income from affiliates, net	1,162,143
Income from affiliated securities	246,691

Total investment income	12,841,279

Expenses
Management fee	18,022,137
Administration fees
Class A	1,259,286
Class C	90,232
Class R6	92,299
Administrator Class	442,987
Institutional Class	1,552,484
Shareholder servicing fees
Class A	1,499,150
Class C	107,419
Administrator Class	850,759
Distribution fee
Class C	322,257
Custody and accounting fees	150,694
Professional fees	43,276
Registration fees	213,209
Shareholder report expenses	193,284
Trustees’ fees and expenses	21,541
Other fees and expenses	71,769

Total expenses	24,932,783
Less: Fee waivers and/or expense reimbursements	(125)

Net expenses	24,932,658

Net investment loss	(12,091,379)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains on:
Unaffiliated securities	442,261,971
Affiliated securities	2,330

Net realized gains on investments	442,264,301

Net change in unrealized gains (losses) on:
Unaffiliated securities	90,990,128
Affiiliated securities	2,988

Net change in unrealized gains (losses) on investments	90,993,116

Net realized and unrealized gains (losses) on investments	533,257,417

Net increase in net assets resulting from operations	$521,166,038

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Discovery Fund	17

	Year ended September 30, 2017		Year ended September 30, 2016

Operations
Net investment loss		$(12,091,379)		$(13,341,712)
Net realized gains (losses) on investments		442,264,301		(6,021,855)
Net change in unrealized gains (losses) on investments		90,993,116		207,908,464

Net increase in net assets resulting from operations		521,166,038		188,544,897

Distributions to shareholders from
Net realized gains
Class A		(8,136,174)		(67,195,832)
Class C		(671,858)		(5,778,904)
Class R6		(3,804,488)		(23,478,672)
Administrator Class		(4,526,561)		(47,459,845)
Institutional Class		(16,230,955)		(114,235,168)

Total distributions to shareholders		(33,370,036)		(258,148,421)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	1,274,807	41,940,957	18,576,523	573,833,981
Class C	48,882	1,447,999	85,248	2,195,640
Class R6	1,956,366	69,699,870	2,705,304	81,981,174
Administrator Class	1,012,912	34,218,485	1,929,217	57,133,826
Institutional Class	5,741,288	198,618,853	5,696,148	169,010,558
Investor Class	N/A	N/A	55,579 [1]	1,728,387 [1]

		345,926,164		885,883,566

Reinvestment of distributions
Class A	255,886	7,873,622	2,330,578	65,162,949
Class C	19,199	537,750	183,951	4,722,020
Class R6	116,203	3,804,488	793,466	23,478,672
Administrator Class	142,683	4,504,510	1,650,359	47,282,773
Institutional Class	471,707	15,401,227	3,798,743	112,214,868

		32,121,597		252,861,282

Payment for shares redeemed
Class A	(6,316,847)	(202,308,530)	(9,136,801)	(255,432,871)
Class C	(666,827)	(19,445,166)	(820,726)	(21,433,438)
Class R6	(2,489,101)	(84,079,620)	(2,598,689)	(77,229,246)
Administrator Class	(5,246,628)	(170,695,467)	(8,985,182)	(255,827,949)
Institutional Class	(17,883,060)	(606,158,168)	(12,826,340)	(384,667,531)
Investor Class	N/A	N/A	(17,797,151)[1]	(549,387,039)[1]

		(1,082,686,951)		(1,543,978,074)

Net decrease in net assets resulting from capital share transactions		(704,639,190)		(405,233,226)

Total decrease in net assets		(216,843,188)		(474,836,750)

Net assets
Beginning of period		2,708,545,876		3,183,382,626

End of period		$2,491,702,688		$2,708,545,876

Accumulated net investment loss		$(396)		$(9,174,872)

[1]	For the period from October 1, 2015 to October 23, 2015. Effective at the close of business on October 23, 2015, Investor Class shares were converted to Class A shares and are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Discovery Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
CLASS A	2017	2016	2015	2014	2013
Net asset value, beginning of period	$29.94	$30.48	$32.35	$33.50	$26.89
Net investment loss	(0.23)	(0.18)[1]	(0.24)	(0.30)	(0.08)[1]
Net realized and unrealized gains (losses) on investments	7.17	2.23	0.96	1.36	8.14

Total from investment operations	6.94	2.05	0.72	1.06	8.06
Distributions to shareholders from
Net realized gains	(0.41)	(2.59)	(2.59)	(2.21)	(1.45)
Net asset value, end of period	$36.47	$29.94	$30.48	$32.35	$33.50
Total return[2]	23.42%	7.33%	2.09%	3.15%	31.86%
Ratios to average net assets (annualized)
Gross expenses	1.21%	1.20%	1.23%	1.25%	1.27%
Net expenses	1.21%	1.20%	1.21%	1.22%	1.22%
Net investment loss	(0.70)%	(0.64)%	(0.64)%	(0.95)%	(0.29)%
Supplemental data
Portfolio turnover rate	73%	78%	87%	84%	86%
Net assets, end of period (000s omitted)	$607,318	$641,786	$294,661	$335,221	$239,506

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Discovery Fund	19

(For a share outstanding throughout each period)

	Year ended September 30
CLASS C	2017	2016	2015	2014	2013
Net asset value, beginning of period	$27.32	$28.24	$30.37	$31.81	$25.79
Net investment loss	(0.42)[1]	(0.37)[1]	(0.43)[1]	(0.35)	(0.30)[1]
Net realized and unrealized gains (losses) on investments	6.50	2.04	0.89	1.12	7.77

Total from investment operations	6.08	1.67	0.46	0.77	7.47
Distributions to shareholders from
Net realized gains	(0.41)	(2.59)	(2.59)	(2.21)	(1.45)
Net asset value, end of period	$32.99	$27.32	$28.24	$30.37	$31.81
Total return[2]	22.51%	6.51%	1.35%	2.33%	30.89%
Ratios to average net assets (annualized)
Gross expenses	1.96%	1.95%	1.98%	2.00%	2.02%
Net expenses	1.96%	1.95%	1.96%	1.97%	1.97%
Net investment loss	(1.45)%	(1.41)%	(1.39)%	(1.70)%	(1.08)%
Supplemental data
Portfolio turnover rate	73%	78%	87%	84%	86%
Net assets, end of period (000s omitted)	$40,070	$49,538	$66,772	$84,585	$48,768

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Discovery Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
CLASS R6	2017	2016	2015	2014	2013[1]
Net asset value, beginning of period	$31.80	$32.08	$33.78	$34.73	$31.03
Net investment income (loss)	(0.08)	(0.07)	(0.07)	(0.17)	0.02 [2]
Net realized and unrealized gains (losses) on investments	7.62	2.38	0.96	1.43	3.68

Total from investment operations	7.54	2.31	0.89	1.26	3.70
Distributions to shareholders from
Net realized gains	(0.41)	(2.59)	(2.59)	(2.21)	0.00
Net asset value, end of period	$38.93	$31.80	$32.08	$33.78	$34.73
Total return[3]	23.98%	7.77%	2.53%	3.60%	11.96%
Ratios to average net assets (annualized)
Gross expenses	0.78%	0.77%	0.76%	0.77%	0.77%
Net expenses	0.78%	0.77%	0.76%	0.77%	0.77%
Net investment income (loss)	(0.27)%	(0.22)%	(0.21)%	(0.45)%	0.30%
Supplemental data
Portfolio turnover rate	73%	78%	87%	84%	86%
Net assets, end of period (000s omitted)	$351,268	$300,118	$273,941	$221,043	$28

[1]	For the period from June 28, 2013 (commencement of class operations) to September 30, 2013

[2]	Calculated based upon average shares outstanding

[3]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Discovery Fund	21

(For a share outstanding throughout each period)

	Year ended September 30
ADMINISTRATOR CLASS	2017	2016	2015	2014	2013
Net asset value, beginning of period	$30.70	$31.17	$32.99	$34.08	$27.30
Net investment loss	(0.20)[1]	(0.17)[1]	(0.20)	(0.27)[1]	(0.04)
Net realized and unrealized gains (losses) on investments	7.35	2.29	0.97	1.39	8.27

Total from investment operations	7.15	2.12	0.77	1.12	8.23
Distributions to shareholders from
Net realized gains	(0.41)	(2.59)	(2.59)	(2.21)	(1.45)
Net asset value, end of period	$37.44	$30.70	$31.17	$32.99	$34.08
Total return	23.52%	7.40%	2.24%	3.25%	32.01%
Ratios to average net assets (annualized)
Gross expenses	1.13%	1.12%	1.09%	1.08%	1.10%
Net expenses	1.13%	1.12%	1.09%	1.08%	1.10%
Net investment loss	(0.62)%	(0.58)%	(0.52)%	(0.81)%	(0.13)%
Supplemental data
Portfolio turnover rate	73%	78%	87%	84%	86%
Net assets, end of period (000s omitted)	$335,898	$400,997	$575,568	$687,537	$648,228

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Discovery Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
INSTITUTIONAL CLASS	2017	2016	2015	2014	2013
Net asset value, beginning of period	$31.72	$32.04	$33.76	$34.74	$27.73
Net investment income (loss)	(0.13)[1]	(0.10)	(0.09)	(0.20)	0.01
Net realized and unrealized gains (losses) on investments	7.61	2.37	0.96	1.43	8.45

Total from investment operations	7.48	2.27	0.87	1.23	8.46
Distributions to shareholders from
Net realized gains	(0.41)	(2.59)	(2.59)	(2.21)	(1.45)
Net asset value, end of period	$38.79	$31.72	$32.04	$33.76	$34.74
Total return	23.88%	7.68%	2.47%	3.51%	32.36%
Ratios to average net assets (annualized)
Gross expenses	0.88%	0.87%	0.82%	0.82%	0.84%
Net expenses	0.88%	0.87%	0.82%	0.82%	0.84%
Net investment income (loss)	(0.37)%	(0.32)%	(0.26)%	(0.54)%	0.11%
Supplemental data
Portfolio turnover rate	73%	78%	87%	84%	86%
Net assets, end of period (000s omitted)	$1,157,148	$1,316,107	$1,436,125	$1,396,603	$988,615

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Discovery Fund	23

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Discovery Fund (the “Fund”) which is a diversified series of the Trust.

Effective at the close of business on October 23, 2015, Investor Class shares were converted to Class A shares and are no longer offered by the Fund. Information for Investor Class shares reflected in the financial statements represents activity through October 23, 2015.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy

24	Wells Fargo Discovery Fund	Notes to financial statements

by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund is included in securities lending income from affiliates (net of fees and rebates) on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of September 30, 2017, the aggregate cost of all investments for federal income tax purposes was $2,083,400,575 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$572,781,320
Gross unrealized losses	(39,146,026)
Net unrealized gains	$533,635,294

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent differences causing such reclassifications are due to net operating losses and passive foreign investment companies. At September 30, 2017, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Accumulated net investment loss	Accumulated net realized gains on investments
$21,265,855	$(21,265,855)

Notes to financial statements	Wells Fargo Discovery Fund	25

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of September 30, 2017:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Consumer discretionary	$318,753,061	$0	$0	$318,753,061
Consumer staples	52,227,019	0	0	52,227,019
Energy	22,909,415	0	0	22,909,415
Financials	86,643,933	0	0	86,643,933
Health care	410,449,177	0	0	410,449,177
Industrials	568,760,367	0	0	568,760,367
Information technology	857,277,775	0	0	857,277,775
Materials	98,258,502	0	0	98,258,502

Short-term investments
Investment companies	63,484,377	0	0	63,484,377
Investments measured at net asset value*				138,272,243
Total assets	$2,478,763,626	$0	$0	$2,617,035,869

*	Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities. The Fund’s investment in Securities Lending Cash Investments, LLC valued at $138,272,243 does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At September 30, 2017, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo, is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment

26	Wells Fargo Discovery Fund	Notes to financial statements

management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser, providing fund-level administrative services in connection with the Fund’s operations, and providing any other fund-level administrative services reasonably necessary for the operation of the Fund. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.80% and declining to 0.63% as the average daily net assets of the Fund increase. For the year ended September 30, 2017, the management fee was equivalent to an annual rate of 0.73% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.45% and declining to 0.35% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee
Class A, Class C	0.21%
Class R6	0.03
Administrator Class, Institutional Class	0.13

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through January 31, 2018 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.22% for Class A shares, 1.97% for Class C shares, 0.84% for Class R6 shares, 1.15% for Administrator Class shares, and 0.89% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

During the year ended September 30, 2017, State Street Bank and Trust Company (“State Street”), the Fund’s custodian, reimbursed the Fund $ $2,453 for certain out-of-pocket expenses that were billed to the Fund in error from 1998-2015. This amount is included in dividend on the Statement of Operations. In addition, Funds Management was also reimbursed $31,004 by State Street for waivers/reimbursements it made to the Fund to limit Fund expenses during the period the Fund was erroneously billed.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended September 30, 2017, Funds Distributor received $5,901 from the sale of Class A shares and $52 in contingent deferred sales charges from redemptions of Class C shares. No contingent deferred sales charges were incurred by Class A for the year ended September 30, 2017.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Notes to financial statements	Wells Fargo Discovery Fund	27

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 of the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended September 30, 2017 were $1,794,179,236 and $2,604,950,314, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds) and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund. Prior to August 29, 2017, the revolving credit agreement amount was $250,000,000.

For the year ended September 30, 2017, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $33,370,036 and $258,148,421 of long-term capital gain for the years ended September 30, 2017 and September 30,2016, respectively.

As of September 30, 2017, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term gain	Unrealized gains
$60,678,879	$323,972,542	$533,635,294

8. CONCENTRATION RISK

Concentration risks result from exposure to a limited number of sectors. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

28	Wells Fargo Discovery Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Discovery Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of September 30, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2017, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Discovery Fund as of September 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

November 22, 2017

Other information (unaudited)	Wells Fargo Discovery Fund	29

TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, $33,370,036 was designated as a 20% rate gain distribution for the fiscal year ended September 30, 2017.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

30	Wells Fargo Discovery Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 152 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Board member of the Forté Foundation (non-profit organization) and the Vincent Memorial Hospital Endowment (non-profit organization), where he serves on the Investment Committee and as a Chair of the Audit Committee. Mr. Ebsworth is a CFA® charterholder.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of Ruth Bancroft Garden (non-profit organization) and an inactive chartered financial analyst.	Asset Allocation Trust
Peter G. Gordon** (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Discovery Fund	31

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996: Vice Chairman, since 2017	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

**	Peter Gordon is expected to retire on December 31, 2017.

Advisory Board Members

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer	Current other public company or investment company directorships
James G. Polisson (Born 1959)	Advisory Board Member, since 2017	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Prior thereto, Vice President, Fidelity Retail Mutual Fund Group from 1996 to 1998 and Risk Management Practice Manager, Fidelity Consulting from 1995 to 1996. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	None
Pamela Wheelock (Born 1959)	Advisory Board Member, since 2017	Chief Operating Officer, Twin Cities Habitat for Humanity, since January, 2017. Vice President of University Services, University of Minnesota from 2012 to 2017. Prior thereto, Interim President and Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2010 to 2011, Chairman of the Board from 2009 to 2011 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently on the Board of Directors, Governance Committee and Finance Committee, for the Minnesota Philanthropy Partners (Saint Paul Foundation) since 2012 and Board Chair of the Minnesota Wild Foundation since 2010.	None

32	Wells Fargo Discovery Fund	Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank, N.A. from 1996 to 2013.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 76 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 76 funds and Assistant Treasurer of 76 funds in the Fund Complex.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargofunds.com.

Other information (unaudited)	Wells Fargo Discovery Fund	33

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at an in-person meeting held on May 16-17, 2017 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Discovery Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2017, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2017. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Funds Management, a summary of certain organizational and personnel changes involving Funds Management and the Sub-Adviser, and a description of Funds Management’s and the Sub-Adviser’s business continuity planning programs and of their approaches to data privacy and cybersecurity. The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

34	Wells Fargo Discovery Fund	Other information (unaudited)

Fund performance and expenses

The Board considered the investment performance results for the Fund over various time periods ended December 31, 2016. In certain cases, the Board also considered more current results for various time periods ended March 31, 2017. The Board considered these results in comparison to the performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the performance of the Fund (Administrator Class) was higher than the average performance of the Universe for the one-, five- and ten-year periods ended December 31, 2016, but lower than the average performance of the Universe for the three-year period ended December 31, 2016. However, the Board noted that the performance ranking of the Fund in the Universe had improved from the prior quarter-end for the one-, three and five-year periods ended March 31, 2017. The Board also noted that the performance of the Fund was lower than its benchmark, the Russell 2500TM Growth Index, for the one-, three- and five-year periods ended December 31, 2016, but higher than its index for the ten-year period ended December 31, 2016.

The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the Universe and benchmark for the periods identified above. The Board took note of the explanations for the relative underperformance during these periods, including with respect to investment decisions and market factors that affected the Fund’s performance. The Board also noted that the Fund experienced a portfolio manager change during the third quarter of 2016.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than or equal to the median net operating expense ratios of the expense Groups for all share classes.

The Board took into account the Fund performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than, equal to or in range of the sum of these average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as institutional separate accounts.

Other information (unaudited)	Wells Fargo Discovery Fund	35

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole. The Board also received and considered information concerning the profitability of the Sub-Adviser from providing services to the fund family as a whole, noting that the Sub-Adviser’s profitability information with respect to providing services to the Fund was subsumed in the Wells Fargo and Funds Management profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management or Wells Fargo from its services to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that in addition to management fee breakpoints, competitive management fee rates set at the outset without regard to breakpoints and fee waiver and expense reimbursement arrangements are means of sharing potential economies of scale with shareholders of the Fund. The Board considered Funds Management’s view, which Funds Management indicated was supported by independent third-party industry studies which were summarized for the Board, that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

36	Wells Fargo Discovery Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
CLO	— Collateralized loan obligation
CLP	— Chilean peso
COP	— Colombian peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
PJSC	— Public Joint Stock Company
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: fundservice@wellsfargo.com

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is a trade name used by the asset management businesses of Wells Fargo & Company. Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the funds. The funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA, an affiliate of Wells Fargo & Company. Neither Wells Fargo Funds Distributor nor Wells Fargo Funds Management holds fund shareholder accounts or assets. This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2017 Wells Fargo Funds Management, LLC. All rights reserved.

306436 11-17 A230/AR230 09-17

Annual Report

September 30, 2017

Wells Fargo Enterprise Fund

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of September 30, 2017, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Enterprise Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Favorable economic news supported stocks, and interest rates moved higher.

Hiring remained strong, and business and consumer sentiment improved.

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Enterprise Fund for the 12-month period that ended September 30, 2017. Despite heightened market volatility at times, global stocks generally delivered double-digit results and bond markets had smaller but positive results as well. U.S. and international stocks returned 18.61% and 19.61%, respectively, for the 12-month period, as measured by the S&P 500 Index1 and the MSCI ACWI ex USA Index (Net),2 respectively; within fixed income, the Bloomberg Barclays U.S. Aggregate Bond Index3 returned 0.07% and the Bloomberg Barclays Municipal Bond Index4 returned 0.87% as interest rates rose from low levels.

Election results and central banks’ policies commanded investor attention as 2016 closed.

During the fourth quarter of 2016, investors appeared intent on the prospective outcomes of elections in the U.S. and central-bank actions globally. Following Donald Trump’s election victory, U.S. stocks rallied. Investors appeared optimistic that the new administration would pursue progrowth policies. Favorable economic news supported stocks, and interest rates moved higher. At their mid-December meeting, U.S. Federal Reserve (Fed) officials raised the target interest rate by a quarter percentage point to a range of 0.50% to 0.75%. The fourth quarter also saw the implementation of the U.S. Securities and Exchange Commission’s new rules for money market funds, which included floating net asset values (NAVs) as well as the possibility of liquidity fees and redemption gates for institutional prime and municipal money market funds. In the year leading up to money market fund reform implementation, nearly $1 trillion in assets moved from money market funds subject to floating NAVs into government money market funds, which continued to transact at a stable $1.00 NAV. Outside of the U.S., the prospects for faster U.S. growth appeared to trigger some acceleration in Europe.

Financial markets gained during the first two quarters of 2017 on positive economic data.

Stocks rallied globally through the first quarter of 2017, supported by signs of improvement in the U.S. and global economies. U.S. economic data released during the quarter reflected a healthy economy. Hiring remained strong, and business and consumer sentiment improved. In March, Fed officials raised their target interest rate by a quarter percentage point to a range of 0.75% to 1.00%. With the Fed’s target interest-rate increase, short-term bond yields rose during the quarter. Meanwhile, longer-term Treasury yields were little changed, leading to positive performance. Investment-grade and high-yield bonds benefited from strong demand. Municipal bond returns were positive in the quarter, helped by strong demand and constrained new-issue supply. Outside of the U.S., stocks in emerging markets generally outperformed stocks in the U.S. and international

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[4]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Enterprise Fund	3

developed markets because they benefited from both global economic growth and recent weakening in the U.S. dollar. Stocks in Asia, Europe, and Latin America also outperformed the U.S. market during the quarter.

Globally, stocks marked continued gains through the second quarter of 2017. Steady, albeit modest, economic growth both in the U.S. and abroad and generally favorable corporate earnings announcements supported higher valuations. U.S. inflation trended lower despite a continued decline in the unemployment rate. Ten-year U.S. Treasury yields declined, resulting in stronger prices for long-term bonds. As was widely expected, the Fed raised the target interest rate in June by a quarter percentage point to a range of 1.00% to 1.25%. In addition, the Fed indicated that it would begin to sell bonds accumulated on its balance sheet during quantitative easing programs conducted since 2008. Later in the third quarter, the Fed confirmed that the initiative to reduce the bonds that it holds likely would begin in October.

Volatility increased during the third quarter of 2017.

Early in July and again in August, volatility expectations increased and then receded—as measured by the CBOE VIX5—amid geopolitical tensions, particularly in Asia, and declining investor optimism following unsuccessful efforts to reform health care laws in the U.S. which suggested to some that President Trump and Congress would be unable to move forward with tax and regulatory reforms.

During the quarter, economic momentum increased in Europe; the European Central Bank held its rates steady at low levels and continued its quantitative easing bond-buying program, which is intended to spark economic activity. The Bank of England suggested it could hike interest rates in November, and the pound gained against other currencies. The Bank of Japan also maintained accommodative policies intended to support business activity and economic growth. In Germany, Angela Merkel was reelected chancellor; in Japan, Prime Minister Shinzo Abe called for snap elections as his popularity increased after North Korea’s aggressive program of missile launches. Both political developments were indicative of the type of political consistency in developed markets that reassure financial markets.

In emerging markets, many countries benefited from stronger currencies versus the U.S. dollar. In addition, commodity prices were on an upward trajectory, which benefited many companies that rely on natural resources for exports.

As the quarter closed, optimism returned as economic growth continued. The second-quarter gross domestic product measure was revised higher from 2.6% annualized to 3.0%. Consumer spending and residential and nonresidential investment increased. While inflation continued to trail the Fed’s targets, expectations remained for an additional short-term interest-rate hike before year-end.

[5]	The Chicago Board Options Exchange Market Volatility Index (CBOE VIX) is a popular measure of the implied volatility of S&P 500 Index options. It represents one measure of the market’s expectation of stock market volatility over the next 30-day period. You cannot invest directly in an index.

4	Wells Fargo Enterprise Fund	Letter to shareholders (unaudited)

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

This page is intentionally left blank.

6	Wells Fargo Enterprise Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Michale T. Smith, CFA®

Christopher J. Warner, CFA®

Average annual total returns (%) as of September 30, 20171

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (SENAX)	2-24-2000	14.56	11.35	5.79	21.55	12.68	6.42	1.26	1.18
Class C (WENCX)	3-31-2008	19.66	11.83	5.63	20.66	11.83	5.63	2.01	1.93
Class R6 (WENRX)	10-31-2014	–	–	–	22.01	13.08	6.85	0.83	0.80
Administrator Class (SEPKX)	8-30-2002	–	–	–	21.66	12.79	6.58	1.18	1.10
Institutional Class (WFEIX)	6-30-2003	–	–	–	21.97	13.05	6.83	0.93	0.85
Russell Midcap® Growth Index[4]	–	–	–	–	17.82	14.18	8.20	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Enterprise Fund	7

Growth of $10,000 investment as of September 30, 2017[5]

[1]	Effective June 20, 2008, Advisor Class was renamed Class A and modified to assume the features and attributes of Class A. Historical performance shown for Class A shares through June 19, 2008, includes the expenses of the Advisor Class shares. Historical performance shown for Class C shares prior to their inception reflects the performance of the former Investor Class shares and has been adjusted to reflect the higher expenses applicable to Class C shares. Historical performance shown for Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and is not adjusted to reflect the expenses of Class R6. If these expenses had been included, returns for Class R6 shares would be higher.

[2]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[3]	The manager has contractually committed through January 31, 2018, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waivers at the amounts shown. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the expense cap. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio or the Fund’s Total Annual Fund Operating Expenses After Fee Waivers, as stated in the prospectuses.

[4]	The Russell Midcap® Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000® Growth index. You cannot invest directly in an index.

[5]	The chart compares the performance of Class A shares for the most recent ten years with the Russell Midcap® Growth Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[6]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[7]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

8	Wells Fargo Enterprise Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund outperformed its benchmark, the Russell Midcap® Growth Index, for the 12-month period that ended September 30, 2017.

∎	Stock selection in the consumer discretionary sector and positioning within the information technology (IT) sector contributed to performance.

∎	Stock selection within the industrials sector detracted from performance.

Over the 12-month period, the Russell Midcap® Growth Index experienced robust gains; rising optimism for synchronized global growth and expectations for higher interest rates drove the strong returns. Market leadership during the period primarily favored growth-oriented sectors within the benchmark index, which proved beneficial to our positioning.

Ten largest holdings (%) as of September 30, 2017[6]
Waste Connections Incorporated	3.11
Total System Services Incorporated	2.08
Delphi Automotive plc	2.07
WEX Incorporated	1.98
BWX Technologies Incorporated	1.95
Teradyne Incorporated	1.94
Fidelity National Information Services Incorporated	1.92
Vail Resorts Incorporated	1.90
Rockwell Automation Incorporated	1.89
TransUnion	1.81

The Fund benefited from stock selection in the consumer discretionary sector and positioning within IT.

Within the consumer discretionary sector, longtime holding Vail Resorts, Incorporated, displayed particular strength. The ski-resort operator continued to benefit from its acquisition strategy and data-driven marketing approach. Vail has been heavily focused on guest experiences and on data metrics that allow the company to enhance and personalize visitor experiences. This approach has led to rising guest volumes and expanding profit margins. We believe Vail’s improved pricing potential at newly acquired resorts may be a catalyst for continued strong returns in the future. Also within the leisure industry, shares of Royal Caribbean Cruises Limited outperformed as the cruise-ship operator reported better-than-expected financial results driven by strong industry pricing trends and improved demand. The company also raised its earnings guidance going forward. The rise in Royal Caribbean’s valuation, along with new uncertainty due to the 2017 hurricanes, triggered our sell discipline, and we eliminated the position from the Fund.

Sector distribution as of September 30, 2017[7]

Within the IT sector, the Fund’s position in Universal Display Corporation provided strong returns. Demand for the company’s materials used in the manufacture of organic light-emitting diode (OLED) displays for smartphones continued to surge. OLED displays are being incorporated into an increasing number of new phone models as they are lighter and cheaper and offer more flexibility and power efficiency than legacy phone-display screens. This strong demand led to financial results that exceeded consensus expectations. We continued to maintain a position in Universal Display as of the end of the reporting period and to closely monitor its valuation.

The Fund’s performance was hindered by stock selection in the industrials sector.

The Fund’s exposure to Acuity Brands, Incorporated, detracted from performance. Acuity Brands, which provides lighting and building-management solutions, has a strong position in commercial LED solutions. However, weak demand in short-cycle lighting projects caused the company to report disappointing results that led to a reduction in its share price. After reevaluating our investment thesis, we exited the position in favor of investment prospects in which we had higher conviction.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Enterprise Fund	9

We are cautious regarding the broad economic environment but confident in the Fund’s positioning.

As we progress toward 2018, we believe the market backdrop remains mostly constructive, but we have a modestly higher level of caution. For the time being, inflation expectations have overcome deflationary fears. Credit markets have been calm, and capital has been flowing freely at low cost. Weaknesses in areas such as automobiles and mall-based retailers have tended to be offset by strength in domestic industries such as housing, travel and leisure, e-commerce, and digital advertising. In our view, economic indicators likely point to an elongated business cycle marked by steady, if unspectacular, earnings growth and modestly higher interest rates. The U.S. economy seems poised to potentially continue to expand—but at a more sluggish rate than many people would like to see.

Despite recent improvements, global growth remains below the long-term trend. Our base view is that the economic recovery, which is elongated, likely should continue at a muted pace. Value is created through scarcity, and we seek to invest in companies that have a scarce attribute in the investing world: organic growth. We seek companies that have been benefiting from change—companies with innovations that have been disrupting industries, which in turn has allowed these companies to take market share. The businesses we seek in our assessment have been growing naturally, which means their success has been less reliant on changes in economic growth or in government policies. We seek companies within the stock market that have developed self-sufficiency—a valuable-but-rare trait in a world in which many companies have tended to wait for help from Congress, regulators, or the U.S. Federal Reserve to stimulate their growth.

Please see footnotes on page 7.

10	Wells Fargo Enterprise Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from April 1, 2017 to September 30, 2017.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 4-1-2017	Ending account value 9-30-2017	Expenses paid during the period¹	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,110.10	$6.24	1.18%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.15	$5.97	1.18%
Class C
Actual	$1,000.00	$1,105.94	$10.19	1.93%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.39	$9.75	1.93%
Class R6
Actual	$1,000.00	$1,112.11	$4.24	0.80%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.06	$4.05	0.80%
Administrator Class
Actual	$1,000.00	$1,110.58	$5.82	1.10%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.55	$5.57	1.10%
Institutional Class
Actual	$1,000.00	$1,111.86	$4.50	0.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.81	$4.31	0.85%

[1]	Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—September 30, 2017	Wells Fargo Enterprise Fund	11

Security name	Shares	Value

Common Stocks: 98.81%

Consumer Discretionary: 16.77%

Auto Components: 3.31%
Delphi Automotive plc	146,385	$14,404,284
Ferrari NV	78,000	8,617,440

		23,021,724

Diversified Consumer Services: 1.70%
Bright Horizons Family Solutions Incorporated †	136,700	11,784,907

Hotels, Restaurants & Leisure: 4.81%
Hilton Grand Vacations Incorporated †	264,400	10,213,772
Six Flags Entertainment Corporation «	164,200	10,006,348
Vail Resorts Incorporated	57,817	13,189,214

		33,409,334

Internet & Direct Marketing Retail: 1.22%
Ctrip.com International Limited ADR †	161,300	8,506,962

Media: 2.30%
Cinemark Holdings Incorporated	227,825	8,249,543
Liberty Broadband Corporation Class C †	80,900	7,709,770

		15,959,313

Specialty Retail: 3.43%
Burlington Stores Incorporated †	126,100	12,037,506
CarMax Incorporated †	155,000	11,750,550

		23,788,056

Consumer Staples: 2.55%

Beverages: 2.55%
Constellation Brands Incorporated Class A	52,600	10,491,070
Monster Beverage Corporation †	130,300	7,199,075

		17,690,145

Energy: 0.88%

Oil, Gas & Consumable Fuels: 0.88%
Diamondback Energy Incorporated †	62,700	6,142,092

Financials: 5.59%

Capital Markets: 4.24%
Intercontinental Exchange Incorporated	179,225	12,312,758
Raymond James Financial Incorporated	116,600	9,832,878
S&P Global Incorporated	46,841	7,321,717

		29,467,353

Consumer Finance: 1.35%
SLM Corporation †	816,200	9,361,814

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Enterprise Fund	Portfolio of investments—September 30, 2017

Security name	Shares	Value

Health Care: 11.95%

Biotechnology: 3.96%
Bioverativ Incorporated †	163,200	$9,313,824
Exelixis Incorporated †	211,300	5,119,799
Incyte Corporation †	71,000	8,288,540
Tesaro Incorporated †«	36,900	4,763,790

		27,485,953

Health Care Equipment & Supplies: 7.25%
ABIOMED Incorporated †	45,600	7,688,160
Align Technology Incorporated †	21,500	4,004,805
Boston Scientific Corporation †	303,700	8,858,929
Edwards Lifesciences Corporation †	113,100	12,362,961
Hill-Rom Holdings Incorporated	107,900	7,984,600
Hologic Incorporated †	258,000	9,466,020

		50,365,475

Life Sciences Tools & Services: 0.74%
Bio-Rad Laboratories Incorporated Class A †	23,100	5,133,282

Industrials: 18.21%

Aerospace & Defense: 1.95%
BWX Technologies Incorporated	241,700	13,540,034

Airlines: 0.81%
Spirit Airlines Incorporated †	168,300	5,622,903

Building Products: 3.04%
Allegion plc	144,300	12,477,621
Masonite International Corporation †	124,769	8,634,015

		21,111,636

Commercial Services & Supplies: 4.49%
Cintas Corporation	66,500	9,594,620
Waste Connections Incorporated	308,639	21,592,384

		31,187,004

Electrical Equipment: 1.89%
Rockwell Automation Incorporated	73,700	13,134,077

Machinery: 2.91%
Colfax Corporation †	201,800	8,402,952
John Bean Technologies Corporation	116,459	11,774,005

		20,176,957

Professional Services: 1.81%
TransUnion †	265,477	12,546,443

Trading Companies & Distributors: 1.31%
Univar Incorporated †	315,200	9,118,736

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—September 30, 2017	Wells Fargo Enterprise Fund	13

Security name	Shares	Value

Information Technology: 35.53%

Electronic Equipment, Instruments & Components: 5.08%
Littelfuse Incorporated	39,100	$7,658,908
National Instruments Corporation	150,400	6,342,368
Universal Display Corporation	83,200	10,720,320
Zebra Technologies Corporation Class A †	97,300	10,564,834

		35,286,430

Internet Software & Services: 4.31%
Box Incorporated Class A †	516,300	9,974,916
MercadoLibre Incorporated	44,300	11,470,599
Yandex NV Class A †	257,500	8,484,625

		29,930,140

IT Services: 11.15%
Black Knight Financial Services Incorporated Class A †«	180,900	7,787,745
EPAM Systems Incorporated †	100,054	8,797,748
Euronet Worldwide Incorporated †	104,106	9,868,208
Fidelity National Information Services Incorporated	142,700	13,326,753
Gartner Incorporated †	75,900	9,442,719
Total System Services Incorporated	220,900	14,468,950
WEX Incorporated †	122,300	13,724,506

		77,416,629

Semiconductors & Semiconductor Equipment: 6.08%
Advanced Micro Devices Incorporated †«	509,900	6,501,225
Analog Devices Incorporated	144,200	12,425,714
Micron Technology Incorporated †	249,500	9,812,835
Teradyne Incorporated	361,400	13,476,606

		42,216,380

Software: 7.66%
Activision Blizzard Incorporated	115,800	7,470,258
Electronic Arts Incorporated †	63,200	7,461,392
Ellie Mae Incorporated †	75,600	6,209,028
Guidewire Software Incorporated †	11	856
Nintendo Company Limited «	254,300	11,685,085
ServiceNow Incorporated †	86,250	10,136,963
Ultimate Software Group Incorporated †	54,100	10,257,360

		53,220,942

Technology Hardware, Storage & Peripherals: 1.25%
NCR Corporation †	231,500	8,685,880

Materials: 5.59%

Chemicals: 2.35%
Albemarle Corporation	49,300	6,720,083
The Sherwin-Williams Company	26,700	9,559,668

		16,279,751

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Enterprise Fund	Portfolio of investments—September 30, 2017

Security name		Shares	Value

Construction Materials: 1.54%
Vulcan Materials Company		89,600	$10,716,160

Containers & Packaging: 1.70%
Berry Plastics Group Incorporated †		208,100	11,788,865

Real Estate: 1.74%

Equity REITs: 1.74%
SBA Communications Corporation †		83,700	12,056,984

Total Common Stocks (Cost $541,032,847)			686,152,361

	Yield
Short-Term Investments: 4.64%

Investment Companies: 4.64%
Securities Lending Cash Investment LLC (l)(r)(u)	1.25%	24,700,733	24,703,203
Wells Fargo Government Money Market Fund Select Class (l)(u)	0.92	7,539,373	7,539,373

Total Short-Term Investments (Cost $32,242,576)			32,242,576

Total investments in securities (Cost $573,275,423)	103.45%	718,394,937
Other assets and liabilities, net	(3.45)	(23,990,127)

Total net assets	100.00%	$694,404,810

†	Non-income-earning security

«	All or a portion of this security is on loan.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets
Short-Term Investments

Investment companies
Securities Lending Cash Investment LLC	1,020,000	232,343,549	208,662,816	24,700,733	$104	$0	$38,987	$24,703,203
Wells Fargo Government Money Market Fund Select Class	4,723,179	229,500,842	226,684,648	7,539,373	0	0	54,507	7,539,373

					$104	$0	$93,494	$32,242,576	4.64%

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—September 30, 2017	Wells Fargo Enterprise Fund	15

Assets
Investments in unaffiliated securities (including $24,346,681 of securities on loan), at value (cost $541,032,847)	$686,152,361
Investments in affiliated securities, at value (cost $32,242,576)	32,242,576
Receivable for investments sold	1,306,024
Receivable for Fund shares sold	71,990
Receivable for dividends	130,682
Receivable for securities lending income	4,357
Prepaid expenses and other assets	85,462

Total assets	719,993,452

Liabilities
Payable for Fund shares redeemed	138,710
Payable upon receipt of securities loaned	24,703,125
Management fee payable	391,123
Distribution fees payable	5,603
Administration fees payable	112,804
Accrued expenses and other liabilities	237,277

Total liabilities	25,588,642

Total net assets	$694,404,810

NET ASSETS CONSIST OF
Paid-in capital	$483,812,250
Accumulated net investment loss	(22,316)
Accumulated net realized gains on investments	65,495,362
Net unrealized gains on investments	145,119,514

Total net assets	$694,404,810

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$591,001,846
Shares outstanding – Class A1	12,111,549
Net asset value per share – Class A	$48.80
Maximum offering price per share – Class A2	$51.78
Net assets – Class C	$8,897,667
Shares outstanding – Class C1	202,459
Net asset value per share – Class C	$43.95
Net assets – Class R6	$35,923,416
Shares outstanding – Class R6[1]	675,642
Net asset value per share – Class R6	$53.17
Net assets – Administrator Class	$3,704,744
Shares outstanding – Administrator Class[1]	72,470
Net asset value per share – Administrator Class	$51.12
Net assets – Institutional Class	$54,877,137
Shares outstanding – Institutional Class[1]	1,033,904
Net asset value per share – Institutional Class	$53.08

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Enterprise Fund	Statement of operations—year ended September 30, 2017

Investment income
Dividends (net of foreign withholding taxes of $33,498)	$4,044,021
Income from affiliated securities	93,494

Total investment income	4,137,515

Expenses
Management fee	4,870,101
Administration fees
Class A	1,163,649
Class B	104	[1]
Class C	18,557
Class R6	9,696
Administrator Class	5,846
Institutional Class	71,138
Shareholder servicing fees
Class A	1,385,296
Class B	123	[1]
Class C	22,092
Administrator Class	11,242
Distribution fees
Class B	370	[1]
Class C	66,276
Custody and accounting fees	62,192
Professional fees	42,155
Registration fees	100,983
Shareholder report expenses	96,202
Trustees’ fees and expenses	20,990
Other fees and expenses	19,529

Total expenses	7,966,541
Less: Fee waivers and/or expense reimbursements	(483,275)

Net expenses	7,483,266

Net investment loss	(3,345,751)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains on:
Unaffiliated securities	81,607,520
Affiliated securities	104

Net realized gains on investments	81,607,624
Net change in unrealized gains (losses) on investments	50,265,823

Net realized and unrealized gains (losses) on investments	131,873,447

Net increase in net assets resulting from operations	$128,527,696

[1]	For the period from October 1, 2016 to December 5, 2016. Effective at the close of business on December 5, 2016, Class B shares were converted to Class A shares and are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Enterprise Fund	17

	Year ended September 30, 2017		Year ended September 30, 2016

Operations
Net investment loss		$(3,345,751)		$(3,186,682)
Net realized gains on investments		81,607,624		17,584,427
Net change in unrealized gains (losses) on investments		50,265,823		38,732,302

Net increase in net assets resulting from operations		128,527,696		53,130,047

Distributions to shareholders from
Net realized gains
Class A		(23,114,697)		(43,636,386)
Class B		0 [1]		(61,455)
Class C		(425,970)		(809,467)
Class R6		(1,209,334)		(148,611)
Administrator Class		(197,246)		(262,668)
Institutional Class		(2,319,994)		(5,679,281)

Total distributions to shareholders		(27,267,241)		(50,597,868)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	195,089	8,516,613	4,522,822	197,186,460
Class B	0 [1]	0 [1]	1	16
Class C	13,435	531,304	23,985	869,811
Class R6	53,059	2,534,424	691,533	29,003,966
Administrator Class	24,924	1,147,821	47,307	1,846,716
Institutional Class	211,541	10,100,449	292,382	12,703,511
Investor Class	N/A	N/A	4,864 [2]	207,062 [2]

		22,830,611		241,817,542

Reinvestment of distributions
Class A	533,814	21,805,829	1,043,906	41,244,748
Class B	0 [1]	0 [1]	1,651	59,782
Class C	10,964	405,900	21,345	773,309
Class R6	27,250	1,209,334	3,488	148,611
Administrator Class	4,560	195,026	6,238	257,327
Institutional Class	51,089	2,264,283	120,020	5,110,433

		25,880,372		47,594,210

Payment for shares redeemed
Class A	(1,542,559)	(67,085,160)	(1,489,094)	(59,409,799)
Class B	(9,343)[1]	(353,582)[1]	(15,187)	(564,158)
Class C	(62,115)	(2,474,823)	(47,670)	(1,691,275)
Class R6	(62,855)	(2,999,473)	(37,369)	(1,612,164)
Administrator Class	(64,120)	(3,098,008)	(27,720)	(1,163,795)
Institutional Class	(587,234)	(27,287,442)	(998,881)	(43,244,941)
Investor Class	N/A	N/A	(4,428,901)[2]	(190,508,618)[2]

		(103,298,488)		(298,194,750)

Net decrease in net assets resulting from capital share transactions		(54,587,505)		(8,782,998)

Total increase (decrease) in net assets		46,672,950		(6,250,819)

Net assets
Beginning of period		647,731,860		653,982,679

End of period		$694,404,810		$647,731,860

Accumulated net investment loss		$(22,316)		$(2,200,728)

[1]	For the period from October 1, 2016 to December 5, 2016. Effective at the close of business on December 5, 2016, Class B shares were converted to Class A shares and are no longer offered by the Fund.

[2]	For the period from October 1, 2015 to October 23, 2015. Effective at the close of business on October 23, 2015, Investor Class shares were converted to Class A shares and are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Enterprise Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
CLASS A	2017	2016	2015	2014	2013
Net asset value, beginning of period	$41.94	$41.90	$47.93	$49.54	$37.67
Net investment income (loss)	(0.25)	(0.21)[1]	(0.29)	(0.43)[1]	0.01 [1]
Net realized and unrealized gains (losses) on investments	8.94	3.61	0.18	3.00	11.86

Total from investment operations	8.69	3.40	(0.11)	2.57	11.87
Distributions to shareholders from
Net realized gains	(1.83)	(3.36)	(5.92)	(4.18)	0.00
Net asset value, end of period	$48.80	$41.94	$41.90	$47.93	$49.54
Total return[2]	21.55%	8.63%	(0.67)%	5.27%	31.55%
Ratios to average net assets (annualized)
Gross expenses	1.26%	1.26%	1.29%	1.29%	1.30%
Net expenses	1.18%	1.18%	1.18%	1.18%	1.18%
Net investment income (loss)	(0.55)%	(0.52)%	(0.60)%	(0.87)%	0.01%
Supplemental data
Portfolio turnover rate	75%	99%	101%	98%	91%
Net assets, end of period (000s omitted)	$591,002	$542,077	$370,743	$417,971	$427,860

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Enterprise Fund	19

(For a share outstanding throughout each period)

	Year ended September 30
CLASS C	2017	2016	2015	2014	2013
Net asset value, beginning of period	$38.23	$38.75	$45.07	$47.14	$36.11
Net investment loss	(0.85)	(0.47)[1]	(0.59)[1]	(0.75)[1]	(0.29)[1]
Net realized and unrealized gains (losses) on investments	8.40	3.31	0.19	2.86	11.32

Total from investment operations	7.55	2.84	(0.40)	2.11	11.03
Distributions to shareholders from
Net realized gains	(1.83)	(3.36)	(5.92)	(4.18)	0.00
Net asset value, end of period	$43.95	$38.23	$38.75	$45.07	$47.14
Total return[2]	20.66%	7.80%	(1.41)%	4.49%	30.55%
Ratios to average net assets (annualized)
Gross expenses	2.01%	2.01%	2.04%	2.04%	2.05%
Net expenses	1.93%	1.93%	1.93%	1.93%	1.93%
Net investment loss	(1.31)%	(1.28)%	(1.36)%	(1.62)%	(0.72)%
Supplemental data
Portfolio turnover rate	75%	99%	101%	98%	91%
Net assets, end of period (000s omitted)	$8,898	$9,181	$9,399	$9,658	$8,483

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Enterprise Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
CLASS R6	2017	2016	2015[1]
Net asset value, beginning of period	$45.37	$44.89	$52.65
Net investment loss	(0.08)	(0.06)[2]	(0.08)
Net realized and unrealized gains (losses) on investments	9.71	3.90	(1.76)

Total from investment operations	9.63	3.84	(1.84)
Distributions to shareholders from
Net realized gains	(1.83)	(3.36)	(5.92)
Net asset value, end of period	$53.17	$45.37	$44.89
Total return[3]	22.01%	9.06%	(3.84)%
Ratios to average net assets (annualized)
Gross expenses	0.83%	0.83%	0.81%
Net expenses	0.80%	0.80%	0.80%
Net investment loss	(0.17)%	(0.14)%	(0.19)%
Supplemental data
Portfolio turnover rate	75%	99%	101%
Net assets, end of period (000s omitted)	$35,923	$29,861	$24

[1]	For the period from October 31, 2014 (commencement of class operations) to September 30, 2015

[2]	Calculated based upon average shares outstanding

[3]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Enterprise Fund	21

(For a share outstanding throughout each period)

	Year ended September 30
ADMINISTRATOR CLASS	2017	2016	2015	2014	2013
Net asset value, beginning of period	$43.81	$43.58	$49.54	$51.03	$38.77
Net investment income (loss)	(0.20)[1]	(0.18)[1]	(0.23)[1]	(0.37)[1]	0.02 [1]
Net realized and unrealized gains (losses) on investments	9.34	3.77	0.19	3.06	12.24

Total from investment operations	9.14	3.59	(0.04)	2.69	12.26
Distributions to shareholders from
Net realized gains	(1.83)	(3.36)	(5.92)	(4.18)	0.00
Net asset value, end of period	$51.12	$43.81	$43.58	$49.54	$51.03
Total return	21.66%	8.74%	(0.46)%	5.33%	31.62%
Ratios to average net assets (annualized)
Gross expenses	1.18%	1.15%	1.09%	1.12%	1.13%
Net expenses	1.10%	1.07%	1.07%	1.09%	1.11%
Net investment income (loss)	(0.44)%	(0.41)%	(0.47)%	(0.74)%	0.05%
Supplemental data
Portfolio turnover rate	75%	99%	101%	98%	91%
Net assets, end of period (000s omitted)	$3,705	$4,693	$3,542	$44,760	$10,046

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Enterprise Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
INSTITUTIONAL CLASS	2017	2016	2015	2014	2013
Net asset value, beginning of period	$45.32	$44.87	$50.77	$52.07	$39.46
Net investment income (loss)	(0.09)[1]	(0.09)[1]	(0.13)[1]	(0.28)[1]	0.18 [1]
Net realized and unrealized gains (losses) on investments	9.68	3.90	0.15	3.16	12.43

Total from investment operations	9.59	3.81	0.02	2.88	12.61
Distributions to shareholders from
Net realized gains	(1.83)	(3.36)	(5.92)	(4.18)	0.00
Net asset value, end of period	$53.08	$45.32	$44.87	$50.77	$52.07
Total return	21.97%	8.97%	(0.32)%	5.61%	31.96%
Ratios to average net assets (annualized)
Gross expenses	0.93%	0.93%	0.88%	0.86%	0.87%
Net expenses	0.85%	0.85%	0.85%	0.85%	0.85%
Net investment income (loss)	(0.19)%	(0.21)%	(0.27)%	(0.54)%	0.41%
Supplemental data
Portfolio turnover rate	75%	99%	101%	98%	91%
Net assets, end of period (000s omitted)	$54,877	$61,563	$87,279	$76,790	$81,021

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Enterprise Fund	23

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Enterprise Fund (the “Fund”) which is a diversified series of the Trust.

Effective at the close of business on October 23, 2015, Investor Class shares were converted to Class A shares and are no longer offered by the Fund. Information for Investor Class shares reflected in the financial statements represents activity through October 23, 2015.

Effective at the close of business on December 5, 2016, Class B shares were converted to Class A shares and are no longer offered by the Fund. Information for Class B shares reflected in the financial statements represents activity through December 5, 2016.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net

24	Wells Fargo Enterprise Fund	Notes to financial statements

asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund is included in income from affiliates securities on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of September 30, 2017, the aggregate cost of all investments for federal income tax purposes was $574,268,891 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$152,684,074
Gross unrealized losses	(8,558,028)
Net unrealized gains	$144,126,046

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent differences causing such reclassifications are due to corporate actions and net

Notes to financial statements	Wells Fargo Enterprise Fund	25

operating losses. At September 30, 2017, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Accumulated net investment loss	Accumulated net realized gains on investments
$5,524,163	$(5,524,163)

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of September 30, 2017:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Consumer discretionary	$116,470,296	$0	$0	$116,470,296
Consumer staples	17,690,145	0	0	17,690,145
Energy	6,142,092	0	0	6,142,092
Financials	38,829,167	0	0	38,829,167
Health care	82,984,710	0	0	82,984,710
Industrials	126,437,790	0	0	126,437,790
Information technology	246,756,401	0	0	246,756,401
Materials	38,784,776	0	0	38,784,776
Real estate	12,056,984	0	0	12,056,984

Short-term investments
Investment companies	7,539,373	0	0	7,539,373
Investments measured at net asset value*				24,703,203
Total assets	$693,691,734	$0	$0	$718,394,937

*	Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities. The Fund’s investment in Securities Lending Cash Investments, LLC valued at $24,703,203 does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At September 30, 2017, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

26	Wells Fargo Enterprise Fund	Notes to financial statements

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo, is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser, providing fund-level administrative services in connection with the Fund’s operations, and providing any other fund-level administrative services reasonably necessary for the operation of the Fund. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.75% and declining to 0.63% as the average daily net assets of the Fund increase. For the year ended September 30, 2017, the management fee was equivalent to an annual rate of 0.74% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.45% and declining to 0.30% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee
Class A, Class B, Class C	0.21%
Class R6	0.03
Administrator Class, Institutional Class	0.13

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through January 31, 2018 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.18% for Class A shares, 1.93% for Class C shares, 0.80% for Class R6 shares, 1.10% for Administrator Class shares, and 0.85% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

During the year ended September 30, 2017, State Street Bank and Trust Company (“State Street”), the Fund’s custodian, reimbursed the Fund $5,080 for certain out-of-pocket expenses that were billed to the Fund in error from 1998-2015. This amount is included in dividend income on the Statement of Operations. In addition, Funds Management was also reimbursed $6,888 by State Street for waivers/reimbursements it made to the Fund to limit Fund expenses during the period the Fund was erroneously billed.

Distribution fees

The Trust has adopted a distribution plan for Class B and Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class B and Class C shares. For the year ended September 30, 2017, Funds Distributor received $2,807 from the sale of Class A shares and $67 in contingent deferred sales charges from redemptions of Class C shares. No contingent deferred sales charges were incurred by Class A and Class B shares for the year ended September 30, 2017.

Notes to financial statements	Wells Fargo Enterprise Fund	27

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 of the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended September 30, 2017 were $486,882,879 and $579,904,219, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds) and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund. Prior to August 29, 2017, the revolving credit agreement amount was $250,000,000.

For the year ended September 30, 2017, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $27,267,241 and $50,597,868 of long-term capital gain for the years ended September 30, 2017 and September 30, 2016, respectively.

As of September 30, 2017, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term gain	Unrealized gains
$10,391,604	$56,097,226	$144,126,046

8. CONCENTRATION RISK

Concentration risks result from exposure to a limited number of sectors. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

28	Wells Fargo Enterprise Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Enterprise Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of September 30, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2017, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Enterprise Fund as of September 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

November 22, 2017

Other information (unaudited)	Wells Fargo Enterprise Fund	29

TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, $27,267,241 was designated as a 20% rate gain distribution for the fiscal year ended September 30, 2017.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

30	Wells Fargo Enterprise Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 152 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Board member of the Forté Foundation (non-profit organization) and the Vincent Memorial Hospital Endowment (non-profit organization), where he serves on the Investment Committee and as a Chair of the Audit Committee. Mr. Ebsworth is a CFA® charterholder.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of Ruth Bancroft Garden (non-profit organization) and an inactive chartered financial analyst.	Asset Allocation Trust
Peter G. Gordon** (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Enterprise Fund	31

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996: Vice Chairman, since 2017	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

**	Peter Gordon is expected to retire on December 31, 2017.

Advisory Board Members

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer	Current other public company or investment company directorships
James G. Polisson (Born 1959)	Advisory Board Member, since 2017	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Prior thereto, Vice President, Fidelity Retail Mutual Fund Group from 1996 to 1998 and Risk Management Practice Manager, Fidelity Consulting from 1995 to 1996. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	None
Pamela Wheelock (Born 1959)	Advisory Board Member, since 2017	Chief Operating Officer, Twin Cities Habitat for Humanity, since January, 2017. Vice President of University Services, University of Minnesota from 2012 to 2017. Prior thereto, Interim President and Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2010 to 2011, Chairman of the Board from 2009 to 2011 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently on the Board of Directors, Governance Committee and Finance Committee, for the Minnesota Philanthropy Partners (Saint Paul Foundation) since 2012 and Board Chair of the Minnesota Wild Foundation since 2010.	None

32	Wells Fargo Enterprise Fund	Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank, N.A. from 1996 to 2013.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 76 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 76 funds and Assistant Treasurer of 76 funds in the Fund Complex.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargofunds.com.

Other information (unaudited)	Wells Fargo Enterprise Fund	33

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at an in-person meeting held on May 16-17, 2017 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Enterprise Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2017, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2017. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Funds Management, a summary of certain organizational and personnel changes involving Funds Management and the Sub-Adviser, and a description of Funds Management’s and the Sub-Adviser’s business continuity planning programs and of their approaches to data privacy and cybersecurity. The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund performance and expenses

The Board considered the investment performance results for the Fund over various time periods ended December 31, 2016. In certain cases, the Board also considered more current results for various time periods ended March 31, 2017. The Board considered these results in comparison to the performance of funds in a universe that was determined by Broadridge Inc.

34	Wells Fargo Enterprise Fund	Other information (unaudited)

(“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the performance of the Fund (Administrator Class) was higher than or in range of the average performance of the Universe for the one- and ten-year periods ended December 31, 2016, but lower than the average performance of the Universe for the three- and five-year periods ended December 31, 2016. However, the Board noted that the performance ranking of the Fund in the Universe had improved from the prior quarter-end for the one- and three-year periods ended March 31, 2017. The Board also noted that the performance of the Fund was lower than its benchmark, the Russell Midcap® Growth Index, for all periods under review ended December 31, 2016.

The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the Universe and benchmark for the periods identified above. The Board took note of the explanations for the relative underperformance during these periods, including with respect to investment decisions and market factors that affected the Fund’s performance. The Board also noted that the Fund experienced a portfolio manager change during the third quarter of 2016.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than the median net operating expense ratios of the expense Groups for all share classes except Administrator Class.

The Board took into account the Fund performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than or in range of the sum of these average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Other information (unaudited)	Wells Fargo Enterprise Fund	35

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole. The Board also received and considered information concerning the profitability of the Sub-Adviser from providing services to the fund family as a whole, noting that the Sub-Adviser’s profitability information with respect to providing services to the Fund was subsumed in the Wells Fargo and Funds Management profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management or Wells Fargo from its services to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that in addition to management fee breakpoints, competitive management fee rates set at the outset without regard to breakpoints and fee waiver and expense reimbursement arrangements are means of sharing potential economies of scale with shareholders of the Fund. The Board considered Funds Management’s view, which Funds Management indicated was supported by independent third-party industry studies which were summarized for the Board, that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

36	Wells Fargo Enterprise Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
CLO	— Collateralized loan obligation
CLP	— Chilean peso
COP	— Colombian peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
PJSC	— Public Joint Stock Company
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: fundservice@wellsfargo.com

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals:
1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is a trade name used by the asset management businesses of Wells Fargo & Company. Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the funds. The funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA, an affiliate of Wells Fargo & Company. Neither Wells Fargo Funds Distributor nor Wells Fargo Funds Management holds fund shareholder accounts or assets. This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2017 Wells Fargo Funds Management, LLC. All rights reserved.

306437 11-17 A231/AR231 09-17

Annual Report

September 30, 2017

Wells Fargo Opportunity Fund

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of September 30, 2017, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Opportunity Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Favorable economic news supported stocks, and interest rates moved higher.

Hiring remained strong, and business and consumer sentiment improved.

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Opportunity Fund for the 12-month period that ended September 30, 2017. Despite heightened market volatility at times, global stocks generally delivered double-digit results and bond markets had smaller but positive results as well. U.S. and international stocks returned 18.61% and 19.61%, respectively, for the 12-month period, as measured by the S&P 500 Index1 and the MSCI ACWI ex USA Index (Net),2 respectively; within fixed income, the Bloomberg Barclays U.S. Aggregate Bond Index3 returned 0.07% and the Bloomberg Barclays Municipal Bond Index4 returned 0.87% as interest rates rose from low levels.

Election results and central banks’ policies commanded investor attention as 2016 closed.

During the fourth quarter of 2016, investors appeared intent on the prospective outcomes of elections in the U.S. and central-bank actions globally. Following Donald Trump’s election victory, U.S. stocks rallied. Investors appeared optimistic that the new administration would pursue progrowth policies. Favorable economic news supported stocks, and interest rates moved higher. At their mid-December meeting, U.S. Federal Reserve (Fed) officials raised the target interest rate by a quarter percentage point to a range of 0.50% to 0.75%. The fourth quarter also saw the implementation of the U.S. Securities and Exchange Commission’s new rules for money market funds, which included floating net asset values (NAVs) as well as the possibility of liquidity fees and redemption gates for institutional prime and municipal money market funds. In the year leading up to money market fund reform implementation, nearly $1 trillion in assets moved from money market funds subject to floating NAVs into government money market funds, which continued to transact at a stable $1.00 NAV. Outside of the U.S., the prospects for faster U.S. growth appeared to trigger some acceleration in Europe.

Financial markets gained during the first two quarters of 2017 on positive economic data.

Stocks rallied globally through the first quarter of 2017, supported by signs of improvement in the U.S. and global economies. U.S. economic data released during the quarter reflected a healthy economy. Hiring remained strong, and business and consumer sentiment improved. In March, Fed officials raised their target interest rate by a quarter percentage point to a range of 0.75% to 1.00%. With the Fed’s target interest-rate increase, short-term bond yields rose during the quarter. Meanwhile, longer-term Treasury yields were little changed, leading to positive performance. Investment-grade and high-yield bonds benefited from strong demand. Municipal bond returns were positive in the quarter, helped by strong demand and constrained new-issue supply. Outside of the U.S., stocks in emerging markets generally outperformed stocks in the U.S. and international

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[4]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Opportunity Fund	3

developed markets because they benefited from both global economic growth and recent weakening in the U.S. dollar. Stocks in Asia, Europe, and Latin America also outperformed the U.S. market during the quarter.

Globally, stocks marked continued gains through the second quarter of 2017. Steady, albeit modest, economic growth both in the U.S. and abroad and generally favorable corporate earnings announcements supported higher valuations. U.S. inflation trended lower despite a continued decline in the unemployment rate. Ten-year U.S. Treasury yields declined, resulting in stronger prices for long-term bonds. As was widely expected, the Fed raised the target interest rate in June by a quarter percentage point to a range of 1.00% to 1.25%. In addition, the Fed indicated that it would begin to sell bonds accumulated on its balance sheet during quantitative easing programs conducted since 2008. Later in the third quarter, the Fed confirmed that the initiative to reduce the bonds that it holds likely would begin in October.

Volatility increased during the third quarter of 2017.

Early in July and again in August, volatility expectations increased and then receded—as measured by the CBOE VIX5—amid geopolitical tensions, particularly in Asia, and declining investor optimism following unsuccessful efforts to reform health care laws in the U.S. which suggested to some that President Trump and Congress would be unable to move forward with tax and regulatory reforms.

During the quarter, economic momentum increased in Europe; the European Central Bank held its rates steady at low levels and continued its quantitative easing bond-buying program, which is intended to spark economic activity. The Bank of England suggested it could hike interest rates in November, and the pound gained against other currencies. The Bank of Japan also maintained accommodative policies intended to support business activity and economic growth. In Germany, Angela Merkel was reelected chancellor; in Japan, Prime Minister Shinzo Abe called for snap elections as his popularity increased after North Korea’s aggressive program of missile launches. Both political developments were indicative of the type of political consistency in developed markets that reassure financial markets.

In emerging markets, many countries benefited from stronger currencies versus the U.S. dollar. In addition, commodity prices were on an upward trajectory, which benefited many companies that rely on natural resources for exports.

As the quarter closed, optimism returned as economic growth continued. The second-quarter gross domestic product measure was revised higher from 2.6% annualized to 3.0%. Consumer spending and residential and nonresidential investment increased. While inflation continued to trail the Fed’s targets, expectations remained for an additional short-term interest-rate hike before year-end.

[5]	The Chicago Board Options Exchange Market Volatility Index (CBOE VIX) is a popular measure of the implied volatility of S&P 500 Index options. It represents one measure of the market’s expectation of stock market volatility over the next 30-day period. You cannot invest directly in an index.

4	Wells Fargo Opportunity Fund	Letter to shareholders (unaudited)

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

This page is intentionally left blank.

6	Wells Fargo Opportunity Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Ann M. Miletti

Christopher G. Miller, CFA®‡

Average annual total returns (%) as of September 30, 20171

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (SOPVX)	2-24-2000	9.81	11.22	5.96	16.49	12.54	6.59	1.21	1.21
Class C (WFOPX)	3-31-2008	14.62	11.70	5.80	15.62	11.70	5.80	1.96	1.96
Administrator Class (WOFDX)	8-30-2002	–	–	–	16.74	12.79	6.84	1.13	1.00
Institutional Class (WOFNX)	7-30-2010	–	–	–	17.02	13.07	7.02	0.88	0.75
Russell 3000® Index[4]	–	–	–	–	18.71	14.23	7.57	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Opportunity Fund	7

Growth of $10,000 investment as of September 30, 2017[5]

‡	Mr. Miller became the portfolio manager of the Fund on March 1, 2017.

[1]	Effective June 20, 2008, Advisor Class was renamed Class A and modified to assume the features and attributes of Class A. Historical performance shown for the Class A shares through June 19, 2008, includes the expenses of Advisor Class shares. Historical performance shown for Class C shares prior to their inception reflects the performance of Class A shares and has been adjusted to reflect the higher expenses applicable to Class C shares. Historical performance shown for Institutional Class shares prior to their inception reflects the performance of Administrator Class shares, and includes the higher expenses applicable to Administrator Class shares. If these expenses had not been included, returns for Institutional Class shares would be higher.

[2]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[3]	The manager has contractually committed through January 31, 2018, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waivers at the amounts shown. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the expense cap. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio or the Fund’s Total Annual Fund Operating Expenses After Fee Waivers, as stated in the prospectuses.

[4]	The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. You cannot invest directly in an index.

[5]	The chart compares the performance of Class A shares for the most recent ten years with the Russell 3000® Index . The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[6]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[7]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

*	This security was not held in the Fund at the end of the reporting period.

8	Wells Fargo Opportunity Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund underperformed its benchmark, the Russell 3000® Index, for the 12-month period that ended September 30, 2017.

∎	Stock selection in the energy and consumer discretionary sectors detracted the most from performance.

∎	Stock selection added value in the information technology (IT) and real estate sectors.

The U.S. stock market rallied and many U.S. stock market indexes hit new all-time highs during the reporting period. The Fund’s benchmark, the Russell 3000® Index, was no exception and has risen for eight straight quarters. Market volatility has remained near historical lows, and larger-cap and growth stocks generally have outperformed smaller-cap and value stocks.

A number of factors influenced the U.S. stock market during the period. From our perspective, the outcome of the November 2016 U.S. elections has had the biggest impact in the U.S., with one political party ending up in control of the White House, the House of Representatives, and the Senate. The U.S. stock market has been on a tear since then as investors have expected businesses to benefit from the new administration’s progrowth policies of less regulation, lower taxes, and increased infrastructure and defense spending. The U.S. Federal Reserve (Fed) raised its benchmark interest rate by 0.25% three times during the reporting period, most recently to a range of 1.00% to 1.25% at its June 2017 meeting. The Fed also released a fairly detailed outline of its plans to reduce the size of its $4.6 trillion balance sheet.

Throughout all of the market and economic events that occurred during the reporting period and with the expectation of tighter U.S. monetary policy going forward, we continued to seek companies with what we view to be good business models, strong management teams, and healthy cash flows trading at attractive discounts to their private market valuations (PMVs). The PMV represents the expected price an investor likely would pay for the entire company as a stand-alone private entity.

Ten largest holdings (%) as of September 30, 2017[6]
Alphabet Incorporated Class C	3.53
Apple Incorporated	2.92
E*TRADE Financial Corporation	2.58
EOG Resources Incorporated	2.45
Novartis AG ADR	2.39
Johnson Controls International plc	2.28
PNC Financial Services Group Incorporated	2.19
The Sherwin-Williams Company	2.17
Salesforce.com Incorporated	2.11
Oracle Corporation	2.04

Stock selection in the energy and consumer discretionary sectors hindered Fund performance.

Energy was the only sector in the Russell 3000® Index that declined during the period. While the price of oil stabilized during the period, the expectation for a meaningful increase was tempered by the lack of decline in global oil inventories and the ability of domestic shale production to respond to price signals on short order. As a result, valuations for energy-related stocks declined considerably more than the spot price of oil. The Fund’s holdings in the energy services and exploration and production industries underperformed during the period, including Newfield Exploration Company* and Pioneer Natural Resources Company. In the consumer discretionary sector, we have continued to see a trend in consumer preferences toward shopping online instead of in brick-and-mortar stores. The Fund’s holdings in L Brands, Incorporated; Target Corporation*; and Ralph Lauren Corporation* experienced softening in same-store sales due to this trend, which led to lower valuations for these stocks.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Opportunity Fund	9

Sector distribution as of September 30, 2017[7]

Fund performance benefited from positive stock selection in the IT and real estate sectors.

An overweight to and stock selection within the IT sector contributed to performance relative to the benchmark. The overweight proved beneficial as IT was the second-best-performing sector in the index for the period. A number of Fund holdings in the software and semiconductor industries delivered strong results. Check Point Software Technologies Limited provides enterprise security software, which has become a higher priority for organizations given the increasing frequency of reported data breaches and the damages they can cause. Red Hat, Incorporated, provides open-source software that has benefited from the ongoing shift to cloud computing.

Broadcom Limited benefited from exposure to the iPhone product cycle and the announced acquisition of Brocade Communications Systems, Incorporated. Within the real estate sector, American Tower Corporation, an operator of wireless and broadcast communication towers in the U.S., Europe, Asia, and Latin America, outperformed industry peers by a wide margin. American Tower has experienced an increase in business activity, and investors have anticipated that the company could benefit from a ramp-up in deployment of new communication technologies and protocols. Also within the real estate sector, the Fund benefited from lack of exposure to retail real estate investment trusts, which have been negatively affected by the consumer trend toward shopping online rather than in brick-and-mortar stores.

Our focus remains constant: to add value for shareholders through investment in attractively priced Fund holdings.

Our methodology includes buying stocks at a discount to their estimated PMV and selling stocks as they approach or exceed the upper end of their PMV range.

Our disciplined, bottom-up investment process leads us to be overweight or underweight certain sectors. This positioning changes over time based on macroeconomic and industry-specific factors. During the reporting period, our process led us to be overweight the IT and industrials sectors and underweight the real estate and utilities sectors. Through our disciplined investment process, we remain keenly aware of both price and enterprise values on a company-by-company basis. Our proprietary database of company acquisitions across industries, sectors, and time frames enables us to maintain a steady foundation for assessing the PMVs of companies compared with their public stock prices. We strive to take advantage of those price discrepancies for the benefit of Fund shareholders by purchasing stocks when we believe they are selling at a discount to their PMVs.

Looking ahead, interest rates, energy prices, and the policies of the U.S. government likely may be themes that influence the overall market and the relative performance of the Fund. The U.S. administration has been promoting lower taxes, increased infrastructure spending, and reduced regulations—generally, a probusiness environment. However, changes in trade agreements and the eventual winners and losers from tax and regulatory reforms remain key items to watch. The Fed has signaled more rate hikes in late 2017 and 2018 if labor markets tighten further, global economic risks remain well balanced, and inflation measures hit the Fed’s target. Volatility in commodities prices and global currencies likely may continue to drive global stock markets.

Please see footnotes on page 7.

10	Wells Fargo Opportunity Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from April 1, 2017 to September 30, 2017.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 4-1-2017	Ending account value 9-30-2017	Expenses paid during the period¹	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,066.06	$6.25	1.21%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.02	$6.11	1.21%
Class C
Actual	$1,000.00	$1,062.07	$10.11	1.96%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.26	$9.88	1.96%
Administrator Class
Actual	$1,000.00	$1,067.11	$5.18	1.00%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.05	$5.06	1.00%
Institutional Class
Actual	$1,000.00	$1,068.39	$3.89	0.75%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.31	$3.80	0.75%

[1]	Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—September 30, 2017	Wells Fargo Opportunity Fund	11

Security name	Shares	Value

Common Stocks: 96.70%

Consumer Discretionary: 10.14%

Hotels, Restaurants & Leisure: 2.88%
Royal Caribbean Cruises Limited	131,827	$15,626,771
Starbucks Corporation	664,377	35,683,689

		51,310,460

Internet & Direct Marketing Retail: 1.11%
Amazon.com Incorporated †	20,460	19,669,221

Media: 3.45%
Comcast Corporation Class A	830,825	31,970,146
Twenty-First Century Fox Incorporated Class B	1,138,730	29,367,847

		61,337,993

Multiline Retail: 1.77%
Dollar General Corporation	388,215	31,464,826

Specialty Retail: 0.93%
L Brands Incorporated	399,558	16,625,608

Consumer Staples: 4.04%

Food Products: 1.52%
The Hershey Company	247,185	26,985,186

Household Products: 1.22%
Church & Dwight Company Incorporated	449,415	21,774,157

Personal Products: 1.30%
The Estee Lauder Companies Incorporated Class A	214,035	23,081,534

Energy: 6.65%

Oil, Gas & Consumable Fuels: 6.65%
Concho Resources Incorporated †	212,131	27,941,895
EOG Resources Incorporated	450,487	43,580,112
Pioneer Natural Resources Company	149,060	21,992,312
RSP Permian Incorporated †	718,712	24,860,248

		118,374,567

Financials: 18.09%

Banks: 7.65%
KeyCorp	1,813,219	34,124,782
Pinnacle Financial Partners Incorporated	429,898	28,781,671
PNC Financial Services Group Incorporated	289,699	39,042,734
Webster Financial Corporation	648,391	34,072,947

		136,022,134

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Opportunity Fund	Portfolio of investments—September 30, 2017

Security name	Shares	Value

Capital Markets: 4.00%
E*TRADE Financial Corporation †	1,052,980	$45,920,458
Intercontinental Exchange Incorporated	368,431	25,311,210

		71,231,668

Insurance: 6.44%
Aon plc	218,657	31,945,788
Chubb Limited	246,446	35,130,877
The Progressive Corporation	406,899	19,702,050
Willis Towers Watson plc	180,574	27,849,928

		114,628,643

Health Care: 15.95%

Biotechnology: 2.58%
Alexion Pharmaceuticals Incorporated †	83,554	11,721,791
Celgene Corporation †	233,856	34,100,882

		45,822,673

Health Care Equipment & Supplies: 2.71%
Medtronic plc	334,662	26,026,664
Zimmer Biomet Holdings Incorporated	190,257	22,277,192

		48,303,856

Health Care Providers & Services: 2.40%
Cigna Corporation	141,249	26,405,088
Envision Healthcare Corporation †	364,365	16,378,207

		42,783,295

Life Sciences Tools & Services: 4.64%
Agilent Technologies Incorporated	380,952	24,457,118
Bio-Rad Laboratories Incorporated Class A †	149,901	33,311,000
Thermo Fisher Scientific Incorporated	130,692	24,726,926

		82,495,044

Pharmaceuticals: 3.62%
Mylan NV †	701,394	22,002,730
Novartis AG ADR	494,764	42,475,489

		64,478,219

Industrials: 11.89%

Aerospace & Defense: 1.53%
Lockheed Martin Corporation	87,883	27,269,216

Airlines: 1.23%
United Continental Holdings Incorporated †	357,804	21,783,108

Building Products: 2.28%
Johnson Controls International plc	1,007,933	40,609,621

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—September 30, 2017	Wells Fargo Opportunity Fund	13

Security name	Shares	Value

Commercial Services & Supplies: 1.28%
Republic Services Incorporated	345,143	$22,800,147

Electrical Equipment: 1.62%
Eaton Corporation plc	374,228	28,736,968

Machinery: 3.00%
Colfax Corporation †	670,701	27,927,990
Gardner Denver Holdings Incorporated †	924,287	25,436,378

		53,364,368

Road & Rail: 0.95%
Hertz Global Holdings Incorporated †«	758,960	16,970,346

Information Technology: 23.89%

Electronic Equipment, Instruments & Components: 1.71%
Amphenol Corporation Class A	360,361	30,500,955

Internet Software & Services: 5.25%
Alphabet Incorporated Class C †	65,429	62,753,608
Facebook Incorporated Class A †	179,931	30,744,810

		93,498,418

IT Services: 3.58%
Fidelity National Information Services Incorporated	321,347	30,010,596
MasterCard Incorporated Class A	239,101	33,761,061

		63,771,657

Semiconductors & Semiconductor Equipment: 3.59%
Broadcom Limited	128,111	31,072,042
Texas Instruments Incorporated	364,980	32,716,807

		63,788,849

Software: 6.84%
Check Point Software Technologies Limited †	188,664	21,511,469
Oracle Corporation	751,662	36,342,858
Red Hat Incorporated †	237,267	26,303,420
Salesforce.com Incorporated †	401,527	37,510,652

		121,668,399

Technology Hardware, Storage & Peripherals: 2.92%
Apple Incorporated	336,980	51,935,358

Materials: 4.62%

Chemicals: 2.17%
The Sherwin-Williams Company	107,853	38,615,688

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Opportunity Fund	Portfolio of investments—September 30, 2017

Security name		Shares	Value

Metals & Mining: 2.45%
Goldcorp Incorporated		1,431,425	$18,551,268
Steel Dynamics Incorporated		727,114	25,063,620

			43,614,888

Real Estate: 1.43%

Equity REITs: 1.43%
American Tower Corporation		186,536	25,495,740

Total Common Stocks (Cost $1,247,841,887)			1,720,812,810

	Yield

Short-Term Investments: 4.31%

Investment Companies: 4.31%
Securities Lending Cash Investment LLC (l)(r)(u)	1.25%	17,482,656	17,484,405
Wells Fargo Government Money Market Fund Select Class (l)(u)	0.92%	59,194,191	59,194,191

Total Short-Term Investments (Cost $76,678,596)			76,678,596

Total investments in securities (Cost $1,324,520,483)	101.01%	1,797,491,406
Other assets and liabilities, net	(1.01)	(17,952,595)

Total net assets	100.00%	$1,779,538,811

†	Non-income-earning security

«	All or a portion of this security is on loan.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets
Short-Term Investments

Investment companies
Securities Lending Cash Investment LLC	16,584,600	293,325,424	292,427,368	17,482,656	$1,797	$0	$110,062	$17,484,405
Wells Fargo Government Money Market Fund Select Class	25,778,872	383,886,083	350,470,764	59,194,191	0	0	141,734	59,194,191

					$1,797	$0	$251,796	$76,678,596	4.31%

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—September 30, 2017	Wells Fargo Opportunity Fund	15

Assets
Investments in unaffiliated securities (including $16,121,560 of securities loaned), at value (cost $1,247,841,887)	$1,720,812,810
Investments in affiliated securities, at value (cost $76,678,596)	76,678,596
Receivable for Fund shares sold	101,970
Receivable for dividends	1,976,862
Receivable for securities lending income	10,606
Prepaid expenses and other assets	60,767

Total assets	1,799,641,611

Liabilities
Payable upon receipt of securities loaned	17,484,250
Management fee payable	1,047,367
Payable for Fund shares redeemed	666,304
Administration fees payable	295,289
Distribution fee payable	20,947
Accrued expenses and other liabilities	588,643

Total liabilities	20,102,800

Total net assets	$1,779,538,811

NET ASSETS CONSIST OF
Paid-in capital	$1,088,986,182
Undistributed net investment income	7,274,751
Accumulated net realized gains on investments	210,306,955
Net unrealized gains on investments	472,970,923

Total net assets	$1,779,538,811

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$1,479,456,958
Shares outstanding – Class A1	32,280,705
Net asset value per share – Class A	$45.83
Maximum offering price per share – Class A2	$48.63
Net assets – Class C	$33,057,073
Shares outstanding – Class C1	760,604
Net asset value per share – Class C	$43.46
Net assets – Administrator Class	$237,315,412
Shares outstanding – Administrator Class[1]	4,799,561
Net asset value per share – Administrator Class	$49.45
Net assets – Institutional Class	$29,709,368
Shares outstanding – Institutional Class[1]	590,647
Net asset value per share – Institutional Class	$50.30

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Opportunity Fund	Statement of operations—year ended September 30, 2017

Investment income
Dividends (net of foreign withholding taxes of $117,258)	$22,526,339
Income from affiliated securities	251,796

Total investment income	22,778,135

Expenses
Management fee	12,527,715
Administration fees
Class A	3,037,365
Class B	1,190	[1]
Class C	71,829
Administrator Class	298,895
Institutional Class	32,752
Shareholder servicing fees
Class A	3,615,910
Class B	1,417	[1]
Class C	85,511
Administrator Class	574,393
Distribution fees
Class B	4,251	[1]
Class C	256,534
Custody and accounting fees	94,411
Professional fees	51,677
Registration fees	85,453
Shareholder report expenses	156,848
Trustees’ fees and expenses	20,282
Other fees and expenses	34,121

Total expenses	20,950,554
Less: Fee waivers and/or expense reimbursements	(323,867)

Net expenses	20,626,687

Net investment income	2,151,448

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains on:
Unaffiliated securities	215,324,024
Affiliated securities	1,797

Net realized gains on investments	215,325,821
Net change in unrealized gains (losses) on investments	48,036,389

Net realized and unrealized gains (losses) on investments	263,362,210

Net increase in net assets resulting from operations	$265,513,658

[1]	For the period from October 1, 2016 to May 5, 2017. Effective at the close of business on May 5, 2017, Class B shares were converted to Class A shares and are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Opportunity Fund	17

	Year ended September 30, 2017		Year ended September 30, 2016

Operations
Net investment income		$2,151,448		$6,138,111
Net realized gains on investments		215,325,821		105,020,650
Net change in unrealized gains (losses) on investments		48,036,389		87,822,225

Net increase in net assets resulting from operations		265,513,658		198,980,986

Distributions to shareholders from
Net investment income
Class A		(4,495,053)		(20,934,141)
Class C		0		(189,287)
Administrator Class		(942,123)		(3,656,721)
Institutional Class		(123,346)		(234,706)
Net realized gains
Class A		(83,846,276)		(185,395,064)
Class B		(69,785)[1]		(425,984)
Class C		(2,126,589)		(4,995,377)
Administrator Class		(12,365,471)		(27,497,135)
Institutional Class		(1,124,308)		(1,456,485)

Total distributions to shareholders		(105,092,951)		(244,784,900)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	431,395	18,572,948	24,061,660	1,119,678,940
Class B	104 [1]	4,292 [1]	2	80
Class C	18,274	754,023	13,720	517,107
Administrator Class	90,883	4,235,879	129,304	5,492,475
Institutional Class	375,768	17,731,095	198,222	8,697,552
Investor Class	N/A	N/A	14,679 [2]	683,049 [2]

		41,298,237		1,135,069,203

Reinvestment of distributions
Class A	2,058,839	86,052,018	5,133,573	200,595,023
Class B	1,720 [1]	68,785 [1]	11,360	422,382
Class C	49,931	1,986,269	129,505	4,817,319
Administrator Class	278,197	12,532,938	701,312	29,406,409
Institutional Class	24,783	1,134,964	33,469	1,426,272

		101,774,974		236,667,405

Payment for shares redeemed
Class A	(4,097,274)	(176,512,570)	(4,306,621)	(173,325,216)
Class B	(44,500)[1]	(1,816,478)[1]	(54,234)	(2,123,946)
Class C	(175,866)	(7,256,150)	(169,002)	(6,566,702)
Administrator Class	(602,797)	(27,931,325)	(640,144)	(27,663,783)
Institutional Class	(187,341)	(8,851,083)	(108,868)	(4,765,522)
Investor Class	N/A	N/A	(23,333,080)[2]	(1,113,901,150)[2]

		(222,367,606)		(1,328,346,319)

Net increase (decrease) in net assets resulting from capital share transactions		(79,294,395)		43,390,289

Total increase (decrease) in net assets		81,126,312		(2,413,625)

Net assets
Beginning of period		1,698,412,499		1,700,826,124

End of period		$1,779,538,811		$1,698,412,499

Undistributed net investment income		$7,274,751		$5,457,563

[1]	For the period from October 1, 2016 to May 5, 2017. Effective at the close of business on May 5, 2017, Class B shares were converted to Class A shares and are no longer offered by the Fund.

[2]	For the period from October 1, 2015 to October 23, 2015. Effective at the close of business on October 23, 2015, Investor Class shares were converted to Class A shares and are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Opportunity Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
CLASS A	2017	2016	2015	2014	2013
Net asset value, beginning of period	$41.86	$43.35	$49.56	$46.23	$38.99
Net investment income (loss)	0.04	0.13 [1]	0.64	(0.07)	(0.04)
Net realized and unrealized gains (losses) on investments	6.60	4.72	(1.52)	6.46	8.80

Total from investment operations	6.64	4.85	(0.88)	6.39	8.76
Distributions to shareholders from
Net investment income	(0.13)	(0.57)	0.00	0.00	0.00
Net realized gains	(2.54)	(5.77)	(5.33)	(3.06)	(1.52)

Total distributions to shareholders	(2.67)	(6.34)	(5.33)	(3.06)	(1.52)
Net asset value, end of period	$45.83	$41.86	$43.35	$49.56	$46.23
Total return[2]	16.49%	12.46%	(2.27)%	14.35%	23.31%
Ratios to average net assets (annualized)
Gross expenses	1.21%	1.21%	1.24%	1.26%	1.26%
Net expenses	1.21%	1.21%	1.22%	1.22%	1.23%
Net investment income (loss)	0.11%	0.33%	1.30%	(0.13)%	(0.08)%
Supplemental data
Portfolio turnover rate	43%	34%	42%	32%	26%
Net assets, end of period (000s omitted)	$1,479,457	$1,418,614	$390,154	$442,840	$431,201

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Opportunity Fund	19

(For a share outstanding throughout each period)

	Year ended September 30
CLASS C	2017	2016	2015	2014	2013
Net asset value, beginning of period	$39.99	$41.60	$48.10	$45.27	$38.49
Net investment income (loss)	(0.26)[1]	(0.16)[1]	0.26	(0.42)[1]	(0.35)[1]
Net realized and unrealized gains (losses) on investments	6.27	4.51	(1.43)	6.31	8.65

Total from investment operations	6.01	4.35	(1.17)	5.89	8.30
Distributions to shareholders from
Net investment income	0.00	(0.19)	0.00	0.00	0.00
Net realized gains	(2.54)	(5.77)	(5.33)	(3.06)	(1.52)

Total distributions to shareholders	(2.54)	(5.96)	(5.33)	(3.06)	(1.52)
Net asset value, end of period	$43.46	$39.99	$41.60	$48.10	$45.27
Total return[2]	15.62%	11.62%	(3.01)%	13.48%	22.41%
Ratios to average net assets (annualized)
Gross expenses	1.96%	1.96%	1.99%	2.01%	2.01%
Net expenses	1.96%	1.96%	1.97%	1.97%	1.98%
Net investment income (loss)	(0.64)%	(0.40)%	0.55%	(0.88)%	(0.83)%
Supplemental data
Portfolio turnover rate	43%	34%	42%	32%	26%
Net assets, end of period (000s omitted)	$33,057	$34,721	$37,196	$42,940	$43,209

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Opportunity Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
ADMINISTRATOR CLASS	2017	2016	2015	2014	2013
Net asset value, beginning of period	$44.93	$46.11	$52.27	$48.50	$40.74
Net investment income	0.15 [1]	0.24 [1]	0.79	0.08	0.06 [1]
Net realized and unrealized gains (losses) on investments	7.09	5.04	(1.62)	6.75	9.22

Total from investment operations	7.24	5.28	(0.83)	6.83	9.28
Distributions to shareholders from
Net investment income	(0.18)	(0.69)	0.00	0.00	0.00
Net realized gains	(2.54)	(5.77)	(5.33)	(3.06)	(1.52)

Total distributions to shareholders	(2.72)	(6.46)	(5.33)	(3.06)	(1.52)
Net asset value, end of period	$49.45	$44.93	$46.11	$52.27	$48.50
Total return	16.74%	12.68%	(2.04)%	14.60%	23.59%
Ratios to average net assets (annualized)
Gross expenses	1.13%	1.13%	1.10%	1.10%	1.10%
Net expenses	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income	0.31%	0.56%	1.52%	0.09%	0.13%
Supplemental data
Portfolio turnover rate	43%	34%	42%	32%	26%
Net assets, end of period (000s omitted)	$237,315	$226,140	$223,281	$253,121	$247,230

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Opportunity Fund	21

(For a share outstanding throughout each period)

	Year ended September 30
INSTITUTIONAL CLASS	2017	2016	2015	2014	2013
Net asset value, beginning of period	$45.63	$46.76	$52.82	$48.86	$40.93
Net investment income	0.22 [1]	0.35 [1]	0.92 [1]	0.19 [1]	0.17
Net realized and unrealized gains (losses) on investments	7.25	5.12	(1.65)	6.83	9.28

Total from investment operations	7.47	5.47	(0.73)	7.02	9.45
Distributions to shareholders from
Net investment income	(0.26)	(0.83)	0.00	0.00	0.00
Net realized gains	(2.54)	(5.77)	(5.33)	(3.06)	(1.52)

Total distributions to shareholders	(2.80)	(6.60)	(5.33)	(3.06)	(1.52)
Net asset value, end of period	$50.30	$45.63	$46.76	$52.82	$48.86
Total return	17.02%	12.97%	(1.81)%	14.89%	23.91%
Ratios to average net assets (annualized)
Gross expenses	0.88%	0.88%	0.83%	0.83%	0.83%
Net expenses	0.75%	0.75%	0.75%	0.75%	0.75%
Net investment income	0.47%	0.79%	1.79%	0.36%	0.41%
Supplemental data
Portfolio turnover rate	43%	34%	42%	32%	26%
Net assets, end of period (000s omitted)	$29,709	$17,222	$11,906	$29,335	$14,030

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Opportunity Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Opportunity Fund (the “Fund”) which is a diversified series of the Trust.

Effective at the close of business on October 23, 2015, Investor Class shares were converted to Class A shares and are no longer offered by the Fund. Information for Investor Class shares reflected in the financial statements represents activity through October 23, 2015.

Effective at the close of business on May 5, 2017, Class B shares were converted to Class A shares and are no longer offered by the Fund. Information for Class B shares reflected in the financial statements represents activity through May 5, 2017.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”).

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Fund are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On September 30, 2017, such fair value pricing was not used in pricing foreign securities.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair

Notes to financial statements	Wells Fargo Opportunity Fund	23

valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund is included in income from affiliates securities on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of

24	Wells Fargo Opportunity Fund	Notes to financial statements

distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of September 30, 2017, the aggregate cost of all investments for federal income tax purposes was $1,329,734,256 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$501,510,557
Gross unrealized losses	(33,753,407)
Net unrealized gains	$467,757,150

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. The primary permanent difference causing such reclassification is due to corporate actions. At September 30, 2017, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Undistributed net investment income	Accumulated net realized gains on investments
$(4,182,374)	$5,226,262	$(1,043,888)

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

Notes to financial statements	Wells Fargo Opportunity Fund	25

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of September 30, 2017:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Consumer discretionary	$180,408,108	$0	$0	$180,408,108
Consumer staples	71,840,877	0	0	71,840,877
Energy	118,374,567	0	0	118,374,567
Financials	321,882,445	0	0	321,882,445
Health care	283,883,087	0	0	283,883,087
Industrials	211,533,774	0	0	211,533,774
Information technology	425,163,636	0	0	425,163,636
Materials	82,230,576	0	0	82,230,576
Real estate	25,495,740	0	0	25,495,740

Short-term investments
Investment companies	59,194,191	0	0	59,194,191
Investments measured at net asset value*				17,484,405
Total assets	$1,780,007,001	$0	$0	$1,797,491,406

*	Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities. The Fund’s investment in Securities Lending Cash Investments, LLC valued at $17,484,405 does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At September 30, 2017, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo, is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser, providing fund-level administrative services in connection with the Fund’s operations, and providing any other fund-level administrative services reasonably necessary for the operation of the Fund. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.75% and declining to 0.63% as the average daily net assets of the Fund increase. For the year ended September 30, 2017, the management fee was equivalent to an annual rate of 0.72% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.45% and declining to 0.30% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee
Class A, Class B, Class C	0.21%
Administrator Class, Institutional Class	0.13

26	Wells Fargo Opportunity Fund	Notes to financial statements

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through January 31, 2018 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.21% for Class A shares, 1.96% for Class C shares, 1.00% for Administrator Class shares, and 0.75% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

During the year ended September 30, 2017, State Street Bank and Trust Company (“State Street”), the Fund’s custodian, reimbursed the Fund $4,273 for certain out-of-pocket expenses that were billed to the Fund in error from 1998-2015. This amount is included in dividend income on the Statement of Operations. In addition, Funds Management was also reimbursed $10,171 by State Street for waivers/reimbursements it made to the Fund to limit Fund expenses during the period the Fund was erroneously billed.

Distribution fees

The Trust has adopted a distribution plan for Class B and Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class B and Class C shares. For the year ended September 30, 2017, Funds Distributor received $6,257 from the sale of Class A shares and $143 in contingent deferred sales charges from redemptions of Class C shares. No contingent deferred sales charges were incurred by Class A and Class B shares for the year ended September 30, 2017.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 of the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended September 30, 2017 were $731,902,171 and $945,370,499, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds) and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund. Prior to August 29, 2017, the revolving credit agreement amount was $250,000,000.

For the year ended September 30, 2017, there were no borrowings by the Fund under the agreement.

7. CONCENTRATION RISK

Concentration risks result from exposure to a limited number of sectors. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.

Notes to financial statements	Wells Fargo Opportunity Fund	27

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended September 30, 2017 and September 30, 2016 were as follows:

	Year ended September 30
	2017	2016
Ordinary income	$8,715,519	$25,177,386
Long-term capital gain	96,377,432	219,607,514

As of September 30, 2017, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term gain	Unrealized gains
$32,866,327	$190,365,237	$467,423,627

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

28	Wells Fargo Opportunity Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Opportunity Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of September 30, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2017, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Opportunity Fund as of September 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

November 22, 2017

Other information (unaudited)	Wells Fargo Opportunity Fund	29

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 100% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended September 30, 2017.

Pursuant to Section 852 of the Internal Revenue Code, $96,377,432 was designated as a 20% rate gain distribution for the fiscal year ended September 30, 2017.

Pursuant to Section 854 of the Internal Revenue Code, $8,715,428 of income dividends paid during the fiscal year ended September 30, 2017 has been designated as qualified dividend income (QDI).

For the fiscal year ended September 30, 2017, $12,790 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

For the fiscal year ended September 30, 2017, $3,154,997 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

30	Wells Fargo Opportunity Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 152 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Board member of the Forté Foundation (non-profit organization) and the Vincent Memorial Hospital Endowment (non-profit organization), where he serves on the Investment Committee and as a Chair of the Audit Committee. Mr. Ebsworth is a CFA® charterholder.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of Ruth Bancroft Garden (non-profit organization) and an inactive chartered financial analyst.	Asset Allocation Trust
Peter G. Gordon** (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Opportunity Fund	31

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996: Vice Chairman, since 2017	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

**	Peter Gordon is expected to retire on December 31, 2017.

Advisory Board Members

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer	Current other public company or investment company directorships
James G. Polisson (Born 1959)	Advisory Board Member, since 2017	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Prior thereto, Vice President, Fidelity Retail Mutual Fund Group from 1996 to 1998 and Risk Management Practice Manager, Fidelity Consulting from 1995 to 1996. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	None
Pamela Wheelock (Born 1959)	Advisory Board Member, since 2017	Chief Operating Officer, Twin Cities Habitat for Humanity, since January, 2017. Vice President of University Services, University of Minnesota from 2012 to 2017. Prior thereto, Interim President and Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2010 to 2011, Chairman of the Board from 2009 to 2011 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently on the Board of Directors, Governance Committee and Finance Committee, for the Minnesota Philanthropy Partners (Saint Paul Foundation) since 2012 and Board Chair of the Minnesota Wild Foundation since 2010.	None

32	Wells Fargo Opportunity Fund	Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank, N.A. from 1996 to 2013.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 76 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 76 funds and Assistant Treasurer of 76 funds in the Fund Complex.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargofunds.com.

Other information (unaudited)	Wells Fargo Opportunity Fund	33

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at an in-person meeting held on May 16-17, 2017 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Opportunity Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2017, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2017. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Funds Management, a summary of certain organizational and personnel changes involving Funds Management and the Sub-Adviser, and a description of Funds Management’s and the Sub-Adviser’s business continuity planning programs and of their approaches to data privacy and cybersecurity. The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2016. The Board considered these results in comparison to the performance of funds in a universe that was determined by Broadridge Inc.

34	Wells Fargo Opportunity Fund	Other information (unaudited)

(“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the performance of the Fund (Administrator Class) was higher than the average performance of the Universe for all periods under review except the five-year period. The Board also noted that the performance of the Fund was lower than its benchmark, the Russell 3000® Index, for all periods under review.

The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the Universe and benchmark for the periods identified above. The Board took note of the explanations for the relative underperformance during these periods, including with respect to investment decisions and market factors that affected the Fund’s performance.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than, equal to or in range of the median net operating expense ratios of the expense Groups for all share classes.

The Board took into account the Fund performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were in range of the sum of these average rates for the Fund’s expense Group for Class A, but higher than the sum of these average rates for the Fund’s expense Groups for Administrator Class and Institutional Class. The Board noted that the net operating expense ratios of the Fund were lower than, equal to or in range of the median net operating expense ratios of the expense Groups for all share classes, including Administrator Class and Institutional Class.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole. The Board also

Other information (unaudited)	Wells Fargo Opportunity Fund	35

received and considered information concerning the profitability of the Sub-Adviser from providing services to the fund family as a whole, noting that the Sub-Adviser’s profitability information with respect to providing services to the Fund was subsumed in the Wells Fargo and Funds Management profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management or Wells Fargo from its services to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that in addition to management fee breakpoints, competitive management fee rates set at the outset without regard to breakpoints and fee waiver and expense reimbursement arrangements are means of sharing potential economies of scale with shareholders of the Fund. The Board considered Funds Management’s view, which Funds Management indicated was supported by independent third-party industry studies which were summarized for the Board, that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

36	Wells Fargo Opportunity Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
CLO	— Collateralized loan obligation
CLP	— Chilean peso
COP	— Colombian peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
PJSC	— Public Joint Stock Company
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: fundservice@wellsfargo.com

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is a trade name used by the asset management businesses of Wells Fargo & Company. Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the funds. The funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA, an affiliate of Wells Fargo & Company. Neither Wells Fargo Funds Distributor nor Wells Fargo Funds Management holds fund shareholder accounts or assets. This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2017 Wells Fargo Funds Management, LLC. All rights reserved.

306438 11-17 A232/AR232 09-17

Annual Report

September 30, 2017

Wells Fargo Special Mid Cap Value Fund

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Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of September 30, 2017, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

2	Wells Fargo Special Mid Cap Value Fund	Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Favorable economic news supported stocks, and interest rates moved higher.

Hiring remained strong, and business and consumer sentiment improved.

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Special Mid Cap Value Fund for the 12-month period that ended September 30, 2017. Despite heightened market volatility at times, global stocks generally delivered double-digit results and bond markets had smaller but positive results as well. U.S. and international stocks returned 18.61% and 19.61%, respectively, for the 12-month period, as measured by the S&P 500 Index1 and the MSCI ACWI ex USA Index (Net)2 respectively; within fixed income, the Bloomberg Barclays U.S. Aggregate Bond Index3 returned 0.07% and the Bloomberg Barclays Municipal Bond Index4 returned 0.87% as interest rates rose from low levels.

Election results and central banks’ policies commanded investor attention as 2016 closed.

During the fourth quarter of 2016, investors appeared intent on the prospective outcomes of elections in the U.S. and central-bank actions globally. Following Donald Trump’s election victory, U.S. stocks rallied. Investors appeared optimistic that the new administration would pursue progrowth policies. Favorable economic news supported stocks, and interest rates moved higher. At their mid-December meeting, U.S. Federal Reserve (Fed) officials raised the target interest rate by a quarter percentage point to a range of 0.50% to 0.75%. The fourth quarter also saw the implementation of the U.S. Securities and Exchange Commission’s new rules for money market funds, which included floating net asset values (NAVs) as well as the possibility of liquidity fees and redemption gates for institutional prime and municipal money market funds. In the year leading up to money market fund reform implementation, nearly $1 trillion in assets moved from money market funds subject to floating NAVs into government money market funds, which continued to transact at a stable $1.00 NAV. Outside of the U.S., the prospects for faster U.S. growth appeared to trigger some acceleration in Europe.

Financial markets gained during the first two quarters of 2017 on positive economic data.

Stocks rallied globally through the first quarter of 2017, supported by signs of improvement in the U.S. and global economies. U.S. economic data released during the quarter reflected a healthy economy. Hiring remained strong, and business and consumer sentiment improved. In March, Fed officials raised their target interest rate by a quarter percentage point to a range of 0.75% to 1.00%. With the Fed’s target interest-rate increase, short-term bond yields rose during the quarter. Meanwhile, longer-term Treasury yields were little changed, leading to positive performance. Investment-grade and high-yield bonds benefited from strong demand. Municipal bond returns were positive in the quarter, helped by strong demand and constrained new-issue supply. Outside of the U.S., stocks in emerging markets generally outperformed stocks in the U.S. and international

[1]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]	The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[4]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Special Mid Cap Value Fund	3

developed markets because they benefited from both global economic growth and recent weakening in the U.S. dollar. Stocks in Asia, Europe, and Latin America also outperformed the U.S. market during the quarter.

Globally, stocks marked continued gains through the second quarter of 2017. Steady, albeit modest, economic growth both in the U.S. and abroad and generally favorable corporate earnings announcements supported higher valuations. U.S. inflation trended lower despite a continued decline in the unemployment rate. Ten-year U.S. Treasury yields declined, resulting in stronger prices for long-term bonds. As was widely expected, the Fed raised the target interest rate in June by a quarter percentage point to a range of 1.00% to 1.25%. In addition, the Fed indicated that it would begin to sell bonds accumulated on its balance sheet during quantitative easing programs conducted since 2008. Later in the third quarter, the Fed confirmed that the initiative to reduce the bonds that it holds likely would begin in October.

Volatility increased during the third quarter of 2017.

Early in July and again in August, volatility expectations increased and then receded—as measured by the CBOE VIX5—amid geopolitical tensions, particularly in Asia, and declining investor optimism following unsuccessful efforts to reform health care laws in the U.S. which suggested to some that President Trump and Congress would be unable to move forward with tax and regulatory reforms.

During the quarter, economic momentum increased in Europe; the European Central Bank held its rates steady at low levels and continued its quantitative easing bond-buying program, which is intended to spark economic activity. The Bank of England suggested it could hike interest rates in November, and the pound gained against other currencies. The Bank of Japan also maintained accommodative policies intended to support business activity and economic growth. In Germany, Angela Merkel was reelected chancellor; in Japan, Prime Minister Shinzo Abe called for snap elections as his popularity increased after North Korea’s aggressive program of missile launches. Both political developments were indicative of the type of political consistency in developed markets that reassure financial markets.

In emerging markets, many countries benefited from stronger currencies versus the U.S. dollar. In addition, commodity prices were on an upward trajectory, which benefited many companies that rely on natural resources for exports.

As the quarter closed, optimism returned as economic growth continued. The second-quarter gross domestic product measure was revised higher from 2.6% annualized to 3.0%. Consumer spending and residential and nonresidential investment increased. While inflation continued to trail the Fed’s targets, expectations remained for an additional short-term interest-rate hike before year-end.

[5]	The Chicago Board Options Exchange Market Volatility Index (CBOE VIX) is a popular measure of the implied volatility of S&P 500 Index options. It represents one measure of the market’s expectation of stock market volatility over the next 30-day period. You cannot invest directly in an index.

4	Wells Fargo Special Mid Cap Value Fund	Letter to shareholders (unaudited)

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

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6	Wells Fargo Special Mid Cap Value Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

James M. Tringas, CFA®, CPA

Bryant VanCronkhite, CFA®, CPA

Average annual total returns (%) as of September 30, 20171

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (WFPAX)	7-31-2007	7.83	14.23	8.24	14.41	15.59	8.88	1.20	1.20
Class C (WFPCX)	7-31-2007	12.56	14.73	8.08	13.56	14.73	8.08	1.95	1.95
Class R (WFHHX)	9-30-2015	–	–	–	14.13	15.33	8.63	1.45	1.45
Class R6 (WFPRX)	6-28-2013	–	–	–	14.88	16.12	9.33	0.77	0.77
Administrator Class (WFMDX)	4-8-2005	–	–	–	14.50	15.73	9.01	1.12	1.12
Institutional Class (WFMIX)	4-8-2005	–	–	–	14.76	16.04	9.30	0.87	0.87
Russell Midcap® Value Index[4]	–	–	–	–	13.37	14.33	7.85	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R, Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Special Mid Cap Value Fund	7

Growth of $10,000 investment as of September 30, 2017[5]

[1]	Historical performance shown for the Class R shares prior to their inception reflects the performance of the Institutional Class shares, adjusted to reflect the higher expenses applicable to Class R shares. Historical performance shown for Class R6 shares prior to their inception reflects the performance of Institutional Class shares, and includes the higher expenses applicable to Institutional Class shares. If these expenses had not been included, the returns for Class R6 shares would be higher.

[2]	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.01% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.

[3]	The manager has contractually committed through January 31, 2018, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waivers at 1.22% for Class A, 1.97% for Class C, 1.47% for Class R, 0.79% for Class R6, 1.14% for Administrator Class, and 0.87% for Institutional Class. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the expense cap. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio or the Fund’s Total Annual Fund Operating Expenses After Fee Waivers, as stated in the prospectuses.

[4]	The Russell Midcap® Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000® Value Index. You cannot invest directly in an index.

[5]	The chart compares the performance of Class A shares for the most recent ten years with the Russell Midcap® Value Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[6]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[7]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

8	Wells Fargo Special Mid Cap Value Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund outperformed its benchmark, the Russell Midcap® Value Index, for the 12-month period that ended September 30, 2017.

∎	Contributors to performance included stock selection in the materials and health care sectors and an underweight to the real estate sector.

∎	Detractors from performance included stock selection in the consumer staples and information technology (IT) sectors; cash held in the portfolio also hindered performance.

Over the 12-month period, the U.S. stock market produced strong returns, primarily driven by improved expectations for global growth and hope that the new Trump administration would be successful in delivering on the progrowth agenda emphasized during the campaign. Although many of the progrowth items on the president’s agenda have faced political challenges in the period since the election, mid-cap value stocks, along with the overall stock market, have continued to show resiliency as investors have appeared to remain optimistic regarding the potential for tax reform and reduced government regulations.

Our process focuses on companies that strive to control their own destinies through long-term competitive advantages, flexible balance sheets, and sustainable free cash flow. We believe that with our focus on these types of companies, the Fund potentially can continue to participate in up markets, such as we experienced over the reporting period, and that losses in any down markets may be mitigated should progrowth policies not be implemented.

Ten largest holdings (%) as of September 30, 2017[6]
Fidelity National Information Services Incorporated	2.84
Republic Services Incorporated	2.66
Ameren Corporation	2.61
Molson Coors Brewing Company Class B	2.58
Kansas City Southern	2.57
The Allstate Corporation	2.43
TreeHouse Foods Incorporated	2.37
CBRE Group Incorporated Class A	2.33
Jacobs Engineering Group Incorporated	2.31
Loews Corporation	2.30

We made modest changes to sector weightings.

Our stock-selection process is predominantly driven by our bottom-up stock selection; this process led to modest changes to the Fund’s sector weightings during the period. We maintained overweights to the industrials and IT sectors because they offer an eclectic set of companies that in our view potentially create unique investment opportunities. Although we added several real estate companies during the period, the Fund remained heavily underweight the real estate sector due to results obtained through our valuation research. The Fund’s overweight to the consumer staples sector narrowed over the 12-month period partly because we trimmed positions as valuations moved higher and individual reward/risk ratios decreased. The Fund’s underweight to the consumer discretionary sector widened as we saw increased shorter-term risks with many of the stocks within the sector and potentially better reward/risk opportunities elsewhere. We increased the Fund’s exposure to the materials sector to an overweight position as we uncovered what we think could be good value-creation opportunities within the sector.

An underweight to the real estate sector and stock selection in the materials and health care sectors benefited the Fund’s performance.

We have struggled to find compelling valuation opportunities within the real estate sector in recent years. This disciplined valuation approach benefited performance during the period as the sector significantly underperformed. Within the materials sector, containerboard and packaging producer Packaging Corporation of America was a significant contributor to the Fund’s performance. We have seen Packaging Corporation use its balance-sheet flexibility to consolidate the containerboard industry and vertically integrate its operations to improve its cost structure and the industry’s supply dynamics. We are heartened to see that investments like Packaging Corporation are now being rewarded via improved results and stock-price appreciation. Within the health care sector, insurer Humana Incorporated positively contributed to the Fund’s performance. The company has made significant investments in its Medicare Advantage business; Humana exited some noncore businesses over the past few years, and its reallocation of capital has benefited from a trend toward strong growth in Medicare Advantage enrollments.

Please see footnotes on page 7.

Performance highlights (unaudited)	Wells Fargo Special Mid Cap Value Fund	9

Sector distribution as of September 30, 2017[7]

Stock selection in the IT and consumer staples sectors detracted from the Fund’s performance.

Within the IT sector, the Fund has been exposed primarily to the IT services industry, which produced more modest returns than the more volatile IT hardware and semiconductor industries did during the period. Our process demands sustainable free cash flow, and that discipline typically eliminates many of the more cyclical semiconductor and hardware stocks that rallied substantially over the reporting period.

Consumer staples holding TreeHouse Foods, Incorporated was the Fund’s largest detractor over the period. A manufacturer of private-label food and beverage products, TreeHouse Foods has been facing some near-term challenges, including higher input costs, lower volume growth, complications with integrating a recent acquisition, and a need to increase investment in its packaging solutions. TreeHouse Foods remains a core holding within the Fund because we believe many of these headwinds may be short-term issues, and we have confidence that the company’s management knows the steps it needs to take to position the company for future success.

Our outlooks for the Fund and our process remain positive.

As we look toward the end of 2017, we see numerous market forces at play that could bring further volatility. Stock valuations have moved significantly higher and may be forecasting a corporate tax cut; however, we view the amount, timing, and structure of any cuts as very uncertain. Another question mark facing investors over the next 6 to 12 months is when, and by how much, the Federal Reserve (Fed) will choose to raise interest rates. Also uncertain is the potential impact of the Fed’s planned effort to reduce its $4.5 trillion balance sheet. We believe it is prudent to manage downside risks, and we will continue to invest in companies that we believe have taken steps to control their own destiny, as noted earlier.

We believe our team’s fundamental analysis, risk management, and active investment process are well suited to potentially take advantage of new opportunities as the stock market evolves. While volatility may increase, the strong balance sheets and stable cash flows of the companies within the Fund’s portfolio may support consistent long-term performance. We maintain a favorable outlook for the portfolio as we enter the calendar-year fourth quarter of 2017.

Please see footnotes on page 7.

10	Wells Fargo Special Mid Cap Value Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from April 1, 2017 to September 30, 2017.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 4-1-2017	Ending account value 9-30-2017	Expenses paid during the period¹	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,045.45	$5.99	1.17%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.22	$5.91	1.17%
Class C
Actual	$1,000.00	$1,041.63	$9.82	1.92%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.45	$9.69	1.92%
Class R
Actual	$1,000.00	$1,044.43	$7.27	1.42%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.95	$7.18	1.42%
Class R6
Actual	$1,000.00	$1,047.88	$3.79	0.74%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.36	$3.74	0.74%
Administrator Class
Actual	$1,000.00	$1,046.10	$5.58	1.09%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.61	$5.51	1.09%
Institutional Class
Actual	$1,000.00	$1,047.09	$4.30	0.84%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.86	$4.25	0.84%

[1]	Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—September 30, 2017	Wells Fargo Special Mid Cap Value Fund	11

Security name	Shares	Value

Common Stocks: 94.44%

Consumer Discretionary: 4.94%

Hotels, Restaurants & Leisure: 0.90%
The Wendy’s Company	4,621,700	$71,775,001

Household Durables: 1.05%
Mohawk Industries Incorporated †	335,900	83,138,609

Media: 0.97%
Interpublic Group of Companies Incorporated	3,683,600	76,582,044

Multiline Retail: 2.02%
Kohl’s Corporation «	3,516,900	160,546,485

Consumer Staples: 4.95%

Beverages: 2.58%
Molson Coors Brewing Company Class B	2,507,210	204,688,624

Food Products: 2.37%
TreeHouse Foods Incorporated «†	2,771,109	187,687,213

Energy: 7.97%

Energy Equipment & Services: 4.39%
C&J Energy Services Incorporated †	2,369,100	71,001,927
National Oilwell Varco Incorporated	3,231,100	115,447,203
Patterson-UTI Energy Incorporated	5,684,600	119,035,524
US Silica Holdings Incorporated «	1,379,900	42,873,493

		348,358,147

Oil, Gas & Consumable Fuels: 3.58%
Anadarko Petroleum Corporation	1,730,200	84,520,270
Cimarex Energy Company	746,400	84,843,288
Hess Corporation	2,453,100	115,025,859

		284,389,417

Financials: 20.99%

Banks: 5.14%
Fifth Third Bancorp	3,578,700	100,132,026
PacWest Bancorp	2,535,407	128,063,408
Regions Financial Corporation	7,956,100	121,171,403
Zions Bancorporation	1,238,100	58,413,558

		407,780,395

Capital Markets: 2.11%
Northern Trust Corporation	1,302,700	119,757,211
TD Ameritrade Holding Corporation	979,100	47,780,080

		167,537,291

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Special Mid Cap Value Fund	Portfolio of investments—September 30, 2017

Security name	Shares	Value

Consumer Finance: 1.20%
Ally Financial Incorporated	3,943,261	$95,663,512

Insurance: 11.55%
Arch Capital Group Limited †	1,100,736	108,422,496
Brown & Brown Incorporated	3,156,100	152,092,459
FNF Group	3,198,214	151,787,236
Loews Corporation	3,816,500	182,657,690
The Allstate Corporation	2,095,900	192,634,169
Willis Towers Watson plc	834,900	128,766,627

		916,360,677

Mortgage REITs: 0.99%
AGNC Investment Corporation	3,627,200	78,637,696

Health Care: 6.63%

Health Care Equipment & Supplies: 1.93%
Steris plc	811,500	71,736,600
Varian Medical Systems Incorporated	619,900	62,027,194
Zimmer Biomet Holdings Incorporated	164,200	19,226,178

		152,989,972

Health Care Providers & Services: 4.70%
AmerisourceBergen Corporation	1,399,500	115,808,625
Humana Incorporated	540,200	131,608,926
Patterson Companies Incorporated «	1,030,100	39,813,365
Universal Health Services Incorporated Class B	774,900	85,967,406

		373,198,322

Industrials: 14.19%

Aerospace & Defense: 2.36%
Arconic Incorporated	3,300,700	82,121,416
Raytheon Company	561,900	104,839,302

		186,960,718

Commercial Services & Supplies: 3.66%
Republic Services Incorporated	3,189,675	210,709,931
Stericycle Incorporated †	1,117,300	80,021,026

		290,730,957

Construction & Engineering: 2.31%
Jacobs Engineering Group Incorporated	3,151,800	183,655,386

Machinery: 1.91%
Deere & Company	639,900	80,365,041
The Middleby Corporation †	552,600	70,826,742

		151,191,783

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—September 30, 2017	Wells Fargo Special Mid Cap Value Fund	13

Security name	Shares	Value

Road & Rail: 3.95%
Kansas City Southern	1,880,000	$204,318,400
Ryder System Incorporated	1,294,500	109,449,975

		313,768,375

Information Technology: 12.08%

Communications Equipment: 3.08%
ARRIS International plc †	2,953,600	84,148,064
Harris Corporation	1,219,300	160,557,424

		244,705,488

IT Services: 7.11%
Amdocs Limited	2,361,800	151,910,976
DST Systems Incorporated	1,243,864	68,263,256
Fidelity National Information Services Incorporated	2,412,000	225,256,680
Leidos Holdings Incorporated	2,004,800	118,724,256

		564,155,168

Technology Hardware, Storage & Peripherals: 1.89%
NCR Corporation †	3,989,500	149,686,040

Materials: 8.65%

Chemicals: 3.31%
International Flavors & Fragrances Incorporated	908,000	129,762,280
PPG Industries Incorporated	1,219,800	132,543,468

		262,305,748

Containers & Packaging: 5.34%
International Paper Company	2,697,600	153,277,632
Packaging Corporation of America	1,204,300	138,109,124
Sealed Air Corporation	3,102,400	132,534,528

		423,921,284

Real Estate: 7.22%

Equity REITs: 4.89%
American Campus Communities Incorporated	2,742,585	121,085,128
Corporate Office Properties Trust	1,644,100	53,975,803
GGP Incorporated	1,528,300	31,742,791
Invitation Homes Incorporated «	3,633,828	82,306,204
Mid-America Apartment Communities Incorporated	926,400	99,013,632

		388,123,558

Real Estate Management & Development: 2.33%
CBRE Group Incorporated Class A †	4,871,600	184,536,208

Utilities: 6.82%

Electric Utilities: 2.22%
American Electric Power Company Incorporated	2,509,460	176,264,470

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Special Mid Cap Value Fund	Portfolio of investments—September 30, 2017

Security name		Shares	Value

Multi-Utilities: 2.60%
Ameren Corporation		3,575,250	$206,792,460

Water Utilities: 2.00%
American Water Works Company Incorporated		1,958,700	158,478,417

Total Common Stocks (Cost $6,447,906,731)			7,494,609,465

	Yield
Short-Term Investments: 7.33%

Investment Companies: 7.33%
Securities Lending Cash Investment LLC (l)(r)(u)	1.25%	131,645,898	131,659,063
Wells Fargo Government Money Market Fund Select Class (l)(u)	0.92	450,420,430	450,420,430

Total Short-Term Investments (Cost $582,079,493)			582,079,493

Total investments in securities (Cost $7,029,986,224)	101.77%	8,076,688,958
Other assets and liabilities, net	(1.77)	(140,687,027)

Total net assets	100.00%	$7,936,001,931

†	Non-income-earning security

«	All or a portion of this security is on loan.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets
Short-Term Investments

Investment companies
Securities Lending Cash Investment LLC	0	1,099,008,982	967,363,084	131,645,898	$313	$0	$755,571	$131,659,063
Wells Fargo Government Money Market Fund Select Class	159,931,136	2,062,487,092	1,771,997,798	450,420,430	0	0	2,422,987	450,420,430

					$313	$0	$3,178,558	$582,079,493	7.33%

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—September 30, 2017	Wells Fargo Special Mid Cap Value Fund	15

Assets
Investments in unaffiliated securities (including $128,712,287 of securities loaned), at value (cost $6,447,906,731)	$7,494,609,465
Investments in affiliated securities, at value (cost $582,079,493)	582,079,493
Receivable for investments sold	3,866,692
Receivable for Fund shares sold	28,495,820
Receivable for dividends	8,296,186
Receivable for securities lending income	26,393
Prepaid expenses and other assets	34,723

Total assets	8,117,408,772

Liabilities
Payable for investments purchased	33,483,639
Payable for Fund shares redeemed	9,409,765
Payable upon receipt of securities loaned	131,658,750
Management fee payable	4,374,706
Administration fees payable	859,089
Distribution fees payable	122,840
Accrued expenses and other liabilities	1,498,052

Total liabilities	181,406,841

Total net assets	$7,936,001,931

NET ASSETS CONSIST OF
Paid-in capital	$6,600,716,268
Undistributed net investment income	56,598,980
Accumulated net realized gains on investments	231,983,949
Net unrealized gains on investments	1,046,702,734

Total net assets	$7,936,001,931

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$1,070,690,027
Shares outstanding – Class A1	28,559,263
Net asset value per share – Class A	$37.49
Maximum offering price per share – Class A2	$39.78
Net assets – Class C	$191,953,579
Shares outstanding – Class C1	5,327,258
Net asset value per share – Class C	$36.03
Net assets – Class R	$14,504,559
Shares outstanding – Class R1	380,923
Net asset value per share – Class R	$38.08
Net assets – Class R6	$906,784,330
Shares outstanding – Class R6[1]	23,538,918
Net asset value per share – Class R6	$38.52
Net assets – Administrator Class	$1,156,795,523
Shares outstanding – Administrator Class[1]	30,347,753
Net asset value per share – Administrator Class	$38.12
Net assets – Institutional Class	$4,595,273,913
Shares outstanding – Institutional Class[1]	119,440,081
Net asset value per share – Institutional Class	$38.47

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Special Mid Cap Value Fund	Statement of operations—year ended September 30, 2017

Investment income
Dividends (net of foreign withholding taxes of $57,923)	$128,641,497
Income from affiliated securities	3,178,558

Total investment income	131,820,055

Expenses
Management fee	43,414,879
Administration fees
Class A	2,601,111
Class C	341,519
Class R	14,330
Class R6	180,692
Administrator Class	1,297,474
Institutional Class	4,426,602
Shareholder servicing fees
Class A	3,096,560
Class C	406,571
Class R	17,060
Administrator Class	2,495,143
Distribution fees
Class C	1,219,712
Class R	17,060
Custody and accounting fees	252,691
Professional fees	44,867
Registration fees	695,138
Shareholder report expenses	1,383,721
Trustees’ fees and expenses	20,060
Other fees and expenses	37,891

Total expenses	61,963,081

Net investment income	69,856,974

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains on:
Unaffiliated securities	263,905,358
Affiliated securities	313

Net realized gains on investments	263,905,671
Net change in unrealized gains (losses) on investments	507,582,662

Net realized and unrealized gains (losses) on investments	771,488,333

Net increase in net assets resulting from operations	$841,345,307

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Special Mid Cap Value Fund	17

	Year ended September 30, 2017		Year ended September 30, 2016

Operations
Net investment income		$69,856,974		$29,787,605
Net realized gains on investments		263,905,671		1,165,809
Net change in unrealized gains (losses) on investments		507,582,662		524,769,917

Net increase in net assets resulting from operations		841,345,307		555,723,331

Distributions to shareholders from
Net investment income
Class A		(7,950,644)		(3,106,870)
Class C		(22,847)		(20,450)
Class R		(20,893)		(195)
Class R6		(4,366,000)		(1,171,323)
Administrator Class		(5,647,481)		(2,729,427)
Institutional Class		(24,469,171)		(3,574,594)
Net realized gains
Class A		(8,040,188)		(40,065,294)
Class C		(774,149)		(2,776,111)
Class R		(15,345)		(920)
Class R6		(2,351,311)		(5,563,069)
Administrator Class		(4,977,762)		(17,677,686)
Institutional Class		(14,258,083)		(17,921,301)

Total distributions to shareholders		(72,893,874)		(94,607,240)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	13,154,908	465,537,737	32,591,298	1,012,650,670
Class C	2,711,868	92,767,956	2,098,801	62,533,533
Class R	375,826	13,756,543	54,121	1,738,947
Class R6	15,662,932	576,145,190	8,542,115	271,942,094
Administrator Class	11,300,924	409,573,144	36,577,283	1,062,087,191
Institutional Class	73,476,646	2,698,093,386	64,727,505	2,061,463,035
Investor Class	N/A	N/A	231,357 [1]	7,299,395 [1]

		4,255,873,956		4,479,714,865

Reinvestment of distributions
Class A	430,399	15,319,605	1,432,793	41,899,896
Class C	21,636	747,041	91,890	2,596,151
Class R	1,001	36,238	37	1,115
Class R6	184,501	6,716,950	223,787	6,734,392
Administrator Class	293,544	10,613,440	684,328	20,395,161
Institutional Class	939,200	34,186,140	647,950	19,486,743

		67,619,414		91,113,458

Payment for shares redeemed
Class A	(26,185,672)	(938,590,776)	(9,893,268)	(302,160,382)
Class C	(1,041,925)	(35,763,015)	(742,121)	(22,059,406)
Class R	(48,532)	(1,793,289)	(2,344)	(77,354)
Class R6	(3,316,560)	(121,702,544)	(1,208,673)	(38,504,373)
Administrator Class	(6,021,913)	(218,649,630)	(25,433,290)	(773,879,830)
Institutional Class	(23,386,735)	(854,924,224)	(10,381,138)	(332,586,897)
Investor Class	N/A	N/A	(17,217,665)[1]	(549,439,619)[1]

		(2,171,423,478)		(2,018,707,861)

Net increase in net assets resulting from capital share transactions		2,152,069,892		2,552,120,462

Total increase in net assets		2,920,521,325		3,013,236,553

Net assets
Beginning of period		5,015,480,606		2,002,244,053

End of period		$7,936,001,931		$5,015,480,606

Undistributed net investment income		$56,598,980		$29,219,042

[1]	For the period from October 1, 2015 to October 23, 2015. Effective at the close of business on October 23, 2015, Investor Class shares were converted to Class A shares and are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Special Mid Cap Value Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
CLASS A	2017	2016	2015	2014	2013
Net asset value, beginning of period	$33.12	$29.91	$32.68	$30.36	$22.83
Net investment income	0.33	0.19	0.25	0.12 [1]	0.15 [1]
Net realized and unrealized gains (losses) on investments	4.42	4.23	0.07	4.47	7.60

Total from investment operations	4.75	4.42	0.32	4.59	7.75
Distributions to shareholders from
Net investment income	(0.19)	(0.08)	(0.18)	(0.09)	(0.22)
Net realized gains	(0.19)	(1.13)	(2.91)	(2.18)	0.00

Total distributions to shareholders	(0.38)	(1.21)	(3.09)	(2.27)	(0.22)
Net asset value, end of period	$37.49	$33.12	$29.91	$32.68	$30.36
Total return[2]	14.41%	15.34%	0.69%	15.70%	34.23%
Ratios to average net assets (annualized)
Gross expenses	1.18%	1.19%	1.25%	1.28%	1.29%
Net expenses	1.18%	1.19%	1.24%	1.25%	1.25%
Net investment income	0.78%	0.82%	0.85%	0.38%	0.54%
Supplemental data
Portfolio turnover rate	46%	30%	58%	58%	87%
Net assets, end of period (000s omitted)	$1,070,690	$1,363,213	$509,386	$110,219	$38,119

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Special Mid Cap Value Fund	19

(For a share outstanding throughout each period)

	Year ended September 30
CLASS C	2017	2016	2015	2014	2013
Net asset value, beginning of period	$31.91	$29.00	$31.82	$29.73	$22.38
Net investment income (loss)	0.06	0.03	0.02 [1]	(0.04)	(0.07)[1]
Net realized and unrealized gains (losses) on investments	4.26	4.02	0.07	4.31	7.49

Total from investment operations	4.32	4.05	0.09	4.27	7.42
Distributions to shareholders from
Net investment income	(0.01)	(0.01)	0.00	0.00	(0.07)
Net realized gains	(0.19)	(1.13)	(2.91)	(2.18)	0.00

Total distributions to shareholders	(0.20)	(1.14)	(2.91)	(2.18)	(0.07)
Net asset value, end of period	$36.03	$31.91	$29.00	$31.82	$29.73
Total return[2]	13.56%	14.47%	(0.05)%	14.86%	33.23%
Ratios to average net assets (annualized)
Gross expenses	1.92%	1.94%	2.00%	2.03%	2.04%
Net expenses	1.92%	1.94%	1.99%	2.00%	2.00%
Net investment income (loss)	0.14%	0.03%	0.08%	(0.38)%	(0.25)%
Supplemental data
Portfolio turnover rate	46%	30%	58%	58%	87%
Net assets, end of period (000s omitted)	$191,954	$116,022	$63,431	$29,217	$14,913

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Special Mid Cap Value Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
CLASS R	2017	2016	2015[1]
Net asset value, beginning of period	$33.78	$30.70	$30.70
Net investment income	0.31	0.12 [2]	0.00
Net realized and unrealized gains (losses) on investments	4.44	4.32	0.00

Total from investment operations	4.75	4.44	0.00
Distributions to shareholders from
Net investment income	(0.26)	(0.23)	0.00
Net realized gains	(0.19)	(1.13)	0.00

Total distributions to shareholders	(0.45)	(1.36)	0.00
Net asset value, end of period	$38.08	$33.78	$30.70
Total return[3]	14.13%	15.05%	0.00%
Ratios to average net assets (annualized)
Gross expenses	1.42%	1.44%	0.00%
Net expenses	1.42%	1.44%	0.00%
Net investment income	0.77%	0.37%	0.00%
Supplemental data
Portfolio turnover rate	46%	30%	58%
Net assets, end of period (000s omitted)	$14,505	$1,778	$25

[1]	The class commenced operations on September 30, 2015. Information represents activity for the one day of operation.

[2]	Calculated based upon average shares outstanding

[3]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Special Mid Cap Value Fund	21

(For a share outstanding throughout each period)

	Year ended September 30
CLASS R6	2017	2016	2015	2014	2013[1]
Net asset value, beginning of period	$34.03	$30.71	$33.39	$30.90	$28.69
Net investment income	0.50 [2]	0.38 [2]	0.41 [2]	0.41 [2]	0.06 [2]
Net realized and unrealized gains (losses) on investments	4.53	4.30	0.05	4.43	2.15

Total from investment operations	5.03	4.68	0.46	4.84	2.21
Distributions to shareholders from
Net investment income	(0.35)	(0.23)	(0.23)	(0.17)	0.00
Net realized gains	(0.19)	(1.13)	(2.91)	(2.18)	0.00

Total distributions to shareholders	(0.54)	(1.36)	(3.14)	(2.35)	0.00
Net asset value, end of period	$38.52	$34.03	$30.71	$33.39	$30.90
Total return[3]	14.88%	15.84%	1.14%	16.29%	7.70%
Ratios to average net assets (annualized)
Gross expenses	0.74%	0.76%	0.79%	0.80%	0.81%
Net expenses	0.74%	0.76%	0.79%	0.80%	0.81%
Net investment income	1.37%	1.21%	1.26%	1.22%	0.73%
Supplemental data
Portfolio turnover rate	46%	30%	58%	58%	87%
Net assets, end of period (000s omitted)	$906,784	$374,557	$105,973	$4,013	$27

[1]	For the period from June 28, 2013 (commencement of class operations) to September 30, 2013

[2]	Calculated based upon average shares outstanding

[3]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Special Mid Cap Value Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
ADMINISTRATOR CLASS	2017	2016	2015	2014	2013
Net asset value, beginning of period	$33.67	$30.45	$33.14	$30.71	$23.09
Net investment income	0.34 [1]	0.26	0.31 [1]	0.15	0.20 [1]
Net realized and unrealized gains (losses) on investments	4.52	4.26	0.05	4.55	7.67

Total from investment operations	4.86	4.52	0.36	4.70	7.87
Distributions to shareholders from
Net investment income	(0.22)	(0.17)	(0.14)	(0.09)	(0.25)
Net realized gains	(0.19)	(1.13)	(2.91)	(2.18)	0.00

Total distributions to shareholders	(0.41)	(1.30)	(3.05)	(2.27)	(0.25)
Net asset value, end of period	$38.12	$33.67	$30.45	$33.14	$30.71
Total return	14.50%	15.42%	0.84%	15.89%	34.41%
Ratios to average net assets (annualized)
Gross expenses	1.09%	1.10%	1.12%	1.12%	1.13%
Net expenses	1.09%	1.10%	1.11%	1.12%	1.13%
Net investment income	0.95%	0.88%	0.95%	0.48%	0.71%
Supplemental data
Portfolio turnover rate	46%	30%	58%	58%	87%
Net assets, end of period (000s omitted)	$1,156,796	$834,134	$394,188	$187,968	$117,087

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Special Mid Cap Value Fund	23

(For a share outstanding throughout each period)

	Year ended September 30
INSTITUTIONAL CLASS	2017	2016	2015	2014	2013
Net asset value, beginning of period	$34.00	$30.70	$33.38	$30.91	$23.15
Net investment income	0.41	0.35 [1]	0.41 [1]	0.24	0.20 [1]
Net realized and unrealized gains (losses) on investments	4.58	4.29	0.04	4.57	7.81

Total from investment operations	4.99	4.64	0.45	4.81	8.01
Distributions to shareholders from
Net investment income	(0.33)	(0.21)	(0.22)	(0.16)	(0.25)
Net realized gains	(0.19)	(1.13)	(2.91)	(2.18)	0.00

Total distributions to shareholders	(0.52)	(1.34)	(3.13)	(2.34)	(0.25)
Net asset value, end of period	$38.47	$34.00	$30.70	$33.38	$30.91
Total return	14.76%	15.73%	1.10%	16.17%	34.90%
Ratios to average net assets (annualized)
Gross expenses	0.84%	0.86%	0.85%	0.85%	0.85%
Net expenses	0.84%	0.86%	0.85%	0.85%	0.85%
Net investment income	1.24%	1.07%	1.23%	0.81%	0.72%
Supplemental data
Portfolio turnover rate	46%	30%	58%	58%	87%
Net assets, end of period (000s omitted)	$4,595,274	$2,325,777	$411,919	$174,989	$66,056

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Special Mid Cap Value Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Special Mid Cap Value Fund (the “Fund”) which is a diversified series of the Trust.

Effective at the close of business on October 23, 2015, Investor Class shares were converted to Class A shares and are no longer offered by the Fund. Information for Investor Class shares reflected in the financial statements represents activity through October 23, 2015.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented

Notes to financial statements	Wells Fargo Special Mid Cap Value Fund	25

from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund is included in income from affiliates securities on the Statement of Operations.
Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of September 30, 2017, the aggregate cost of all investments for federal income tax purposes was $7,038,418,302 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$1,154,463,080
Gross unrealized losses	(116,192,424)
Net unrealized gains	$1,038,270,656

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

26	Wells Fargo Special Mid Cap Value Fund	Notes to financial statements
∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of September 30, 2017:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Consumer discretionary	$392,042,139	$0	$0	$392,042,139
Consumer staples	392,375,837	0	0	392,375,837
Energy	632,747,564	0	0	632,747,564
Financials	1,665,979,571	0	0	1,665,979,571
Health care	526,188,294	0	0	526,188,294
Industrials	1,126,307,219	0	0	1,126,307,219
Information technology	958,546,696	0	0	958,546,696
Materials	686,227,032	0	0	686,227,032
Real estate	572,659,766	0	0	572,659,766
Utilities	541,535,347	0	0	541,535,347

Short-term investments
Investment companies	450,420,430	0	0	450,420,430
Investments measured at net asset value*				131,659,063
Total assets	$7,945,029,895	$0	$0	$8,076,688,958

*	Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities. The Fund’s investment in Securities Lending Cash Investments, LLC valued at $131,659,063 does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At September 30, 2017, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo, is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser, providing fund-level administrative services in connection with the Fund’s operations, and providing any other fund-level administrative services reasonably necessary for the operation of the Fund. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.75% and declining to 0.63% as the average daily net assets of the Fund increase. For the year ended September 30, 2017, the management fee was equivalent to an annual rate of 0.68% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.45% and declining to 0.30% as the average daily net assets of the Fund increase.

Notes to financial statements	Wells Fargo Special Mid Cap Value Fund	27

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class level administration fee
Class A, Class C, Class R	0.21%
Class R6	0.03
Administrator Class, Institutional Class	0.13

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through January 31, 2018 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.22% for Class A shares, 1.97% for Class C shares, 1.47% for Class R shares, 0.79% for Class R6 shares, 1.14% for Administration Class shares, and 0.87% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Prior to February 2, 2017, the Fund’s expenses were capped at 1.25% for Class A shares, 2.00% for Class C shares, 1.50% for Class R shares, and 0.82% for Class R6 shares.

During the year ended September 30, 2017, State Street Bank and Trust Company (“State Street”), the Fund’s custodian, reimbursed the Fund $5,405 certain out-of-pocket expenses that were billed to the Fund in error from 1998-2015. This amount is included in dividend income on the Statement of Operations. In addition, Funds Management was also reimbursed $3,058 by State Street for waivers/reimbursements it made to the Fund to limit Fund expenses during the period the Fund was erroneously billed.

Distribution fees

The Trust has adopted a distribution plan for Class C and Class R shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class C and Class R shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares and 0.25% of the average daily net assets of Class R shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended September 30, 2017, Funds Distributor received $213,086 from the sale of Class A shares and $3,459 in contingent deferred sales charges from redemptions of Class C shares. No contingent deferred sales charges were incurred by Class A for the year ended September 30, 2017.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, Class R, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 of the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended September 30, 2017 were $4,705,178,936 and $2,813,120,474, respectively.

28	Wells Fargo Special Mid Cap Value Fund	Notes to financial statements

6. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds) and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund. Prior to August 29, 2017, the revolving credit agreement amount was $250,000,000.

For the year ended September 30, 2017, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended September 30, 2017 and September 30, 2016 were as follows:

	Year ended September 30
	2017	2016
Ordinary income	$52,453,889	$30,591,334
Long-term capital gain	20,439,985	64,015,906

As of September 30, 2017, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term gain	Unrealized gains
$159,922,652	$137,092,342	$1,038,270,656

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Report of independent registered public accounting firm	Wells Fargo Special Mid Cap Value Fund	29

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Special Mid Cap Value Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of September 30, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2017, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Special Mid Cap Value Fund as of September 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

November 22, 2017

30	Wells Fargo Special Mid Cap Value Fund	Other information (unaudited)

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 77.16% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended September 30, 2017.

Pursuant to Section 852 of the Internal Revenue Code, $20,439,985 was designated as a 20% rate gain distribution for the fiscal year ended September 30, 2017.

Pursuant to Section 854 of the Internal Revenue Code, $44,255,278 of income dividends paid during the fiscal year ended September 30, 2017 has been designated as qualified dividend income (QDI).

For the fiscal year ended September 30, 2017, $536,138 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

For the fiscal year ended September 30, 2017, $9,976,853 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Special Mid Cap Value Fund	31

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 152 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Board member of the Forté Foundation (non-profit organization) and the Vincent Memorial Hospital Endowment (non-profit organization), where he serves on the Investment Committee and as a Chair of the Audit Committee. Mr. Ebsworth is a CFA® charterholder.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of Ruth Bancroft Garden (non-profit organization) and an inactive chartered financial analyst.	Asset Allocation Trust
Peter G. Gordon** (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

32	Wells Fargo Special Mid Cap Value Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996: Vice Chairman, since 2017	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

**	Peter Gordon is expected to retire on December 31, 2017.

Advisory Board Members

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer	Current other public company or investment company directorships
James G. Polisson (Born 1959)	Advisory Board Member, since 2017	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Prior thereto, Vice President, Fidelity Retail Mutual Fund Group from 1996 to 1998 and Risk Management Practice Manager, Fidelity Consulting from 1995 to 1996. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	None
Pamela Wheelock (Born 1959)	Advisory Board Member, since 2017	Chief Operating Officer, Twin Cities Habitat for Humanity, since January, 2017. Vice President of University Services, University of Minnesota from 2012 to 2017. Prior thereto, Interim President and Chief Executive Officer of Blue Cross Blue Shield of Minnesota from 2010 to 2011, Chairman of the Board from 2009 to 2011 and Board Director from 2003 to 2015. Vice President, Leadership and Community Engagement, Bush Foundation, Saint Paul, Minnesota (a private foundation) from 2009 to 2011. Executive Vice President and Chief Financial Officer, Minnesota Sports and Entertainment from 2004 to 2009 and Senior Vice President from 2002 to 2004. Commissioner of Finance, State of Minnesota, from 1999 to 2002. Currently on the Board of Directors, Governance Committee and Finance Committee, for the Minnesota Philanthropy Partners (Saint Paul Foundation) since 2012 and Board Chair of the Minnesota Wild Foundation since 2010.	None

Other information (unaudited)	Wells Fargo Special Mid Cap Value Fund	33

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank, N.A. from 1996 to 2013.
Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 76 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 76 funds and Assistant Treasurer of 76 funds in the Fund Complex.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargofunds.com.

34	Wells Fargo Special Mid Cap Value Fund	Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at an in-person meeting held on May 16-17, 2017 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Special Mid Cap Value Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2017, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2017. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Funds Management, a summary of certain organizational and personnel changes involving Funds Management and the Sub-Adviser, and a description of Funds Management’s and the Sub-Adviser’s business continuity planning programs and of their approaches to data privacy and cybersecurity. The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2016. The Board considered these results in comparison to the performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board

Other information (unaudited)	Wells Fargo Special Mid Cap Value Fund	35

received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the performance of the Fund (Administrator Class) was higher than the average performance of the Universe for all periods under review. The Board also noted that the performance of the Fund was higher than its benchmark, the Russell Midcap® Value Index, for all periods under review.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than or in range of the median net operating expense ratios of the expense Groups for all share classes. The Board discussed and accepted Funds Management’s proposal to reduce the net operating expense ratio caps for the Class A, Class C, Class R, Administrator Class, Institutional Class and Class R6.

The Board took into account the Fund performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than, equal to or in range of the sum of these average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole. The Board also received and considered information concerning the profitability of the Sub-Adviser from providing services to the fund family as a whole, noting that the Sub-Adviser’s profitability information with respect to providing services to the Fund was subsumed in the Wells Fargo and Funds Management profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management or Wells Fargo from its services to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

36	Wells Fargo Special Mid Cap Value Fund	Other information (unaudited)

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that in addition to management fee breakpoints, competitive management fee rates set at the outset without regard to breakpoints and fee waiver and expense reimbursement arrangements are means of sharing potential economies of scale with shareholders of the Fund. The Board discussed and accepted Funds Management’s proposal to reduce the net operating expense ratio caps for the Class A, Class C, Class R, Administrator Class, Institutional Class and Class R6. The Board considered Funds Management’s view, which Funds Management indicated was supported by independent third-party industry studies which were summarized for the Board, that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

List of abbreviations	Wells Fargo Special Mid Cap Value Fund	37

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
CLO	— Collateralized loan obligation
CLP	— Chilean peso
COP	— Colombian peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
PJSC	— Public Joint Stock Company
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: fundservice@wellsfargo.com

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals:
1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is a trade name used by the asset management businesses of Wells Fargo & Company. Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the funds. The funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA, an affiliate of Wells Fargo & Company. Neither Wells Fargo Funds Distributor nor Wells Fargo Funds Management holds fund shareholder accounts or assets. This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2017 Wells Fargo Funds Management, LLC. All rights reserved.

306439 11-17 A234/AR234 09-17

ITEM 2.	CODE OF ETHICS

(a) As of the end of the period covered by the report, Wells Fargo Funds Trust has adopted a code of ethics that applies to its President and Treasurer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(c) During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in Item 2(a) above.

(d) During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics adopted in Item 2(a) above.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of Wells Fargo Funds Trust has determined that Judith Johnson is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mrs. Johnson is independent for purposes of Item 3 of Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a), (b), (c), (d) The following table presents aggregate fees billed in each of the last two fiscal years for services rendered to the Registrant by the Registrant’s principal accountant. These fees were billed to the registrant and were approved by the Registrant’s audit committee.

	Fiscal year ended September 30, 2017	Fiscal year ended September 30, 2016
Audit fees	$360,232	$344,493
Audit-related fees	—	—
Tax fees (1)	46,665	45,130
All other fees	—	—

	$406,897	$389,623

(1)	Tax fees consist of fees for tax compliance, tax advice, tax planning and excise tax.

(e) The Chairman of the Audit Committees is authorized to pre-approve: (1) audit services for the mutual funds of Wells Fargo Funds Trust; (2) non-audit tax or compliance consulting or training services provided to the Funds by the independent auditors (“Auditors”) if the fees for any particular engagement are not anticipated to exceed $50,000; and (3) non-audit tax or compliance consulting or training services provided by the Auditors to a Fund’s investment adviser and its controlling entities (where pre-approval is required because the engagement relates directly to the operations and financial reporting of the Fund) if the fee to the Auditors for any particular engagement is not anticipated to exceed $50,000. For any such pre-approval sought from the Chairman, Management shall prepare a brief description of the proposed services. If the Chairman approves of such service, he or she shall sign the statement prepared by Management. Such written statement shall be presented to the full Committees at their next regularly scheduled meetings.

(f) Not applicable

(g) Not applicable

(h) Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6.	INVESTMENTS

A Portfolio of Investments for each series of Wells Fargo Funds Trust is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees that have been implemented since the registrant’s last provided disclosure in response to the requirements of this Item.

ITEM 11.	CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Wells Fargo Funds Trust (the “Trust”) disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the Trust is made known to them by the appropriate persons based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the Trust’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as Exhibit COE.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is filed and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Wells Fargo Funds Trust

By:
/s/ Andrew Owen

Andrew Owen
President

Date:	November 22, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Wells Fargo Funds Trust

By:
/s/ Andrew Owen

Andrew Owen
President

Date:	November 22, 2017

By:
/s/ Nancy Wiser

Nancy Wiser
Treasurer

Date:	November 22, 2017

By:
/s/ Jeremy DePalma

Jeremy DePalma
Treasurer

Date:	November 22, 2017